           As filed with the Securities and Exchange Commission on April 5, 2011

                                            1933 Act Registration No. 333-115882

                                             1940 Act Registration No. 811-08579

                                                              CIK No. 0001051932
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM N-6

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        Post-Effective Amendment No. 11

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 73

             Lincoln Life Flexible Premium Variable Life Account R
                           (Exact Name of Registrant)

                                Lincoln SVUL-IV
                        Lincoln PreservationEdgeSM SVUL

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                           (Exact Name of Depositor)

                           1300 South Clinton Street
                           Fort Wayne, Indiana 46802
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (260) 455-2000

                                Nicole S. Jones
                  The Lincoln National Life Insurance Company
                         150 North Radnor Chester Road
                                Radnor, PA 19087
                    (Name and Address of Agent for Service)

                                    Copy To:
                                John L. Reizian
                  The Lincoln National Life Insurance Company
                               350 Church Street
                               Hartford, CT 06103

            Approximate Date of Proposed Public Offering: Continuous

                     Title of Securities being registered:
  Indefinite Number of Units of Interest in Variable Life Insurance Contracts.

An indefinite amount of the securities being offered by the Registration
                 Statement has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Form 24F-2 for the Registrant for the fiscal year ending
December 31, 2010 was filed March 31, 2011.

It is proposed that this filing will become effective:
/ / immediately upon filing pursuant to paragraph (b)
/x/ on May 1, 2011 pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)(1)
/ / on April 1, 2010 pursuant to paragraph (a)(1) of Rule 485.
/ / This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment. Such effective date shall be December 22, 2010.

       SUPPLEMENT DATED MAY 1, 2011 TO PROSPECTUSES DATED MAY 1, 2011

            LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M
  PRODUCTS: VUL(CV)-IV, VUL(DB)-IV, ASSETEDGE(SM) VUL, ASSETEDGE(SM) EXEC VUL

          LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R
                PRODUCTS: SVUL-IV, PRESERVATIONEDGE(SM) SVUL

          LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S
            PRODUCTS: LCV5, LINCOLN CORPORATE COMMITMENT VUL

          ISSUED BY THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

If your financial advisor is a member of M Financial Group:

This supplement provides information about four additional funds offered under your policy. A separate funds prospectus supplement for these four funds has also been prepared, and should be presented to you along with this product prospectus supplement. Except as amended by this supplement, all information in your product prospectus applies. The funds and their investment advisers/sub-advisers and objectives are listed below.

M FUND, INC., advised by M Financial Investment Advisers, Inc. (MFIA)

   - M INTERNATIONAL EQUITY FUND: Long-term capital appreciation. (Subadvised by Brandes Investment Partners, LP)
       THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

   - M BUSINESS OPPORTUNITY VALUE FUND: Long-term capital appreciation. (Subadvised by Iridian Asset Management LLC)
       THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

   - M CAPITAL APPRECIATION FUND: Maximum capital appreciation. (Subadvised by Frontier Capital Management Company LLC)
       THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

   -   M LARGE CAP GROWTH FUND: Long-term capital appreciation.
       (Subadvised by DSM Capital Partners, LLC)
       THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

                     PROSPECTUS 1

Lincoln Life Flexible Premium Variable Life Account R
The Lincoln National Life Insurance Company

Home Office Location:
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, IN 46802
(800) 454-6265

Administrative Office:
Customer Service Center
One Granite Place
Concord, NH 03301
(800) 444-2363

--------------------------------------------------------------------------------
 A Flexible Premium Variable Life Insurance Policy On the Lives of Two Insureds
--------------------------------------------------------------------------------
     This prospectus describes Lincoln SVUL-IV, a flexible premium variable life insurance contract (the "Policy"), offered by The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "We", "Us", "Our"). The policy provides for death benefits and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the policy being offered.


     The state in which your policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your policy. You should refer to your policy for these state-specific features. Please check with your financial advisor regarding their availability.


     You, the owner, may allocate net premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account R ("Separate Account"), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund. Comprehensive information on the funds may be found in the funds prospectus which is furnished with this prospectus. Those funds are known as the Elite Series of funds (the "funds"), and such funds are offered by the following fund families.
                  o AllianceBernstein Variable Products Series Fund, Inc.

                  o American Century Investments Variable Portfolios, Inc.

                  o American Funds Insurance Series

                  o BlackRock Variable Series Funds, Inc.

                  o Delaware VIP Trust

                  o DWS Investments VIT Funds

                  o DWS Variable Series II

                  o Fidelity (Reg. TM) Variable Insurance Products

                  o Franklin Templeton Variable Insurance Products Trust

                  o Janus Aspen Series

                  o Lincoln Variable Insurance Products Trust

                  o MFS (Reg. TM) Variable Insurance Trust

                  o Neuberger Berman Advisers Management Trust

                  o PIMCO Variable Insurance Trust


     Additional information on Lincoln Life, the Separate Account and this policy may be found in the Statement of Additional Information (the "SAI"). See the last page of this prospectus for information on how you may obtain the SAI.



     Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.


     To be valid, this prospectus must have the current funds' prospectuses with it. Keep all prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.

This policy may not be available in all states, and this prospectus only offers the policy for sale in jurisdictions where such offer and sale are lawful.



                         Prospectus Dated: May 1, 2011

                                 Table of Contents





Contents                                                 Page
--------------------------------------------------      -----
POLICY SUMMARY....................................         3
    Benefits of Your Policy.......................         3
    Risks of Your Policy..........................         3
    Charges and Fees..............................         4
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT.............................         9
    Fund Participation Agreements.................        10
    Distribution of the Policies and
      Compensation................................        10
    Sub-Accounts and Funds........................        11
    Sub-Account Availability and Substitution of
      Funds.......................................        17
    Voting Rights.................................        17
POLICY CHARGES AND FEES...........................        18
    Premium Load; Net Premium Payment.............        18
    Surrender Charges.............................        19
    Partial Surrender Fee.........................        20
    Transfer Fee..................................        20
    Mortality and Expense Risk Charge.............        20
    Cost of Insurance Charge......................        20
    Administrative Fee............................        20
    Policy Loan Interest..........................        21
    Rider Charges.................................        21
YOUR INSURANCE POLICY.............................        21
    Application...................................        22
    Owner.........................................        22
    Right-to-Examine Period.......................        23
    Initial Specified Amount......................        23
    Transfers.....................................        23
    Market Timing.................................        24
    Optional Sub-Account Allocation Programs......        25
    Riders........................................        26
    Continuation of Coverage......................        27


Contents                                                 Page
--------------------------------------------------      -----
    Termination of Coverage.......................        27
    State Regulation..............................        27
PREMIUMS..........................................        28
    Allocation of Net Premium Payments............        28
    Planned Premiums; Additional Premiums.........        28
    Policy Values.................................        29
DEATH BENEFITS....................................        30
    Death Benefit Options.........................        30
    Changes to the Initial Specified Amount and
      Death Benefit Options.......................        30
    Death Benefit Proceeds........................        32
POLICY SURRENDERS.................................        32
    Partial Surrender.............................        33
POLICY LOANS......................................        33
LAPSE AND REINSTATEMENT...........................        34
    No Lapse Provision............................        35
    Reinstatement of a Lapsed Policy..............        37
TAX ISSUES........................................        37
    Taxation of Life Insurance Contracts in
      General.....................................        37
    Policies That Are MECs........................        38
    Policies That Are Not MECs....................        39
    Last Survivor Contract........................        40
    Other Considerations..........................        40
    Fair Market Value of Your Policy..............        41
    Tax Status of Lincoln Life....................        41
RESTRICTIONS ON FINANCIAL
  TRANSACTIONS....................................        41
LEGAL PROCEEDINGS.................................        41
FINANCIAL STATEMENTS..............................        42
CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION..........................        43

POLICY SUMMARY


Benefits of Your Policy

Death Benefit Protection. The policy described in this prospectus is a variable life insurance policy which provides death benefit protection on the lives of two insureds. Upon the death of the first insured, the policy pays no death benefit. The policy will pay the death benefit only when the second insured has died. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The policy may not be traded on any stock exchange and is not intended to be sold on any secondary market. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of premium payments.


Tax Deferred Accumulation. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account, or interest from the Fixed Account, is automatically reinvested without being taxed to the policy owner.

Access to Your Policy Values. Variable life insurance offers access to policy values. You may borrow against your policy or surrender all or a portion of your policy. Your policy can support a variety of personal and business financial planning needs.

Flexibility. The policy is a flexible premium variable life insurance policy in which flexible premium payments are permitted. You may select death benefit options, lapse protection coverage, and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium payments and cash values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as "underlying funds" (or "Underlying Funds"). You should refer to this prospectus and the prospectus for each underlying fund for comprehensive information on the Sub-Accounts and the funds. You may also allocate premiums and accumulation values to the Fixed Account.



Risks of Your Policy

Fluctuating Investment Performance. Sub-Accounts and policy values in the Sub-Accounts are not guaranteed and will increase and decrease in value according to investment performance of the underlying fund. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's objective and risk is found in this prospectus. A comprehensive discussion of each underlying fund's objective and risk is found in that fund's prospectus. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the funds underlying each Sub-Account will impact the policy's accumulation value and will impact how long the policy remains in force, its tax status, and the amount of premium you need to pay to keep the policy in force.

Policy Values in the General Account. Premium payments and Accumulation Values allocated to the Fixed Account are held in the Company's General Account. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the policy, including those relating to the payment of death benefits. For more information, please see "Lincoln Life, The Separate Account and The General Account" section of this prospectus.

Unsuitable for Short-Term Investment. This policy is intended for long-term financial and investment planning for persons needing death benefit protection. It is unsuitable for short-term goals and is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient premiums must be paid to keep a policy in force. There is a risk of lapse if premiums are too low in relation to the insurance amount or if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. In addition, outstanding policy loans and partial surrenders will increase the risk of lapse.

Decreasing Death Benefit. Outstanding policy loans or any amounts that you have surrendered or withdrawn will reduce your policy's death benefit. Depending upon your choice of death benefit option, adverse performance of the Sub-Accounts you choose may also decrease your policy's death benefit.

Consequences of Surrender. Surrender charges are assessed if you surrender your policy within the first 14 policy years, and fees assessed for partial surrenders in all policy years. Depending on the amount of premium paid, or any reduction in specified amount, there may be little or no surrender value available. Partial surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional premium payments. Full or partial surrenders may result in tax consequences.

Tax Consequences. You should always consult a tax adviser about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.

Tax Treatment of Life Insurance Contracts. The policies are designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your policy, and the deferral of taxation of any increase in the value of your policy. If the policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more premiums than permitted under the federal tax law your policy may still be life insurance but will be classified as a Modified Endowment Contract whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.

Tax Law Compliance. We believe that the policy will satisfy the federal tax law definition of life insurance, and we will monitor your policy for compliance with the tax law requirements. The discussion of the tax treatment of your policy is based on the current policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the policy, as well as any changes in the current tax law requirements, may affect the policy's qualification as life insurance or may have other tax consequences.



Charges and Fees

This section describes the fees and expenses that you will pay when buying, owning or surrendering your policy. Refer to the "Policy Charges and Fees" section later in this prospectus for more information.


Table I describes the fees and expenses that you will pay at the time you purchase your policy, surrender your policy, or transfer accumulation values between Sub-Accounts.




                                 Table I: Transaction Fees
                                    When Charge                          Amount
         Charge                     is Deducted                         Deducted
 Maximum sales charge        When you pay a premium.        8% from each premium payment.1
 imposed on premiums
 (Premium Load)

                                              Table I: Transaction Fees
                                           When Charge                                     Amount
          Charge                           is Deducted                                    Deducted
 Surrender Charge*2             For up to 10 years from the
                                Policy Date a Surrender Charge
                                will be deducted at the time you
                                effect a Full Surrender of your
                                policy or effect a Reduction of
                                Specified Amount.
  Maximum and                                                          The surrender charge ranges from a maximum
  Minimum Charge                                                       of $37.52 to a minimum of $0.00 per $1,000 of
                                                                       specified amount.
  Charge for a                                                         For a male, age 55, nonsmoker, and a female,
  Representative Insured                                               age 55, nonsmoker, in year one, the maximum
                                                                       surrender charge is $13.68 per $1,000 of
                                                                       specified amount.
 Partial Surrender Fee          When you take a partial                The lesser of $25 or 2% of the amount
                                surrender of your policy.              surrendered.
 Fund Transfer Fee              Applied to any transfer request        $25
                                in excess of 24 made during
                                any policy year.




  * These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial advisor. 1The maximum sales charge imposed on premiums is anticipated to cover the Company's costs for sales expenses and any policy-related state and federal tax liabilities. Policy-related taxes imposed by states range from 0.0% to 4.0%. In considering policy-related state taxes component of the sales charge, the Company considers the average of the taxes imposed by the states rather than any taxes specifically imposed by the state in which the policy owner resides.
  2 During the life of the policy, you may request one or more Partial Surrenders, each of which may not exceed 90% of your policy's Surrender Value as of the date of your request. If you wish to surrender more than 90% of your policy's Surrender Value, you must request a Full Surrender of your policy, which is subject to the Surrender Charge reflected in the table above. (See section headed "Partial Surrenders" for a discussion of Partial Surrenders of your policy.)



Table II describes the fees and expenses that you will pay periodically during the time that you own your policy, not including the fund operating expenses shown in Table III.



 Table II: Periodic Charges Other Than Fund Operating
                        Expenses
                            When Charge         Amount
        Charge              is Deducted        Deducted
 Cost of Insurance*        Monthly

                           Table II: Periodic Charges Other Than Fund Operating Expenses
                                        When Charge                                     Amount
          Charge                        is Deducted                                    Deducted
  Maximum and                                                    The monthly cost of insurance rates for standard
  Minimum Charge                                                 issue individuals ranges from a guaranteed
                                                                 maximum of $83.33 per $1,000 per month to a
                                                                 guaranteed minimum of $0.00 per $1,000 per
                                                                 month of net amount at risk.

                                                                 Individuals with a higher mortality risk than
                                                                 standard issue individuals can be charged from
                                                                 125% to 10,000% of the standard rate.
  Charge for a                                                   For a male, age 55, nonsmoker, and a female,
  Representative Insured                                         age 55, nonsmoker, the guaranteed maximum
                                                                 monthly cost of insurance rate is $0.02 per
                                                                 $1,000 of net amount at risk in the year of policy
                                                                 issue.
 Mortality and Expense          Daily (at the end of each        Daily charge as a percentage of the value of the
 Risk Charge ("M&E")            valuation day).                  Separate Account, guaranteed at an effective
                                                                 annual rate of 0.60%.3
 Administrative Fee*            Monthly                          A flat fee of $10 per month in all years.
  Maximum and                                                    For the first 120 months from issue date or
  Minimum Charge                                                 increase in specified amount, there is an
                                                                 additional charge. The monthly charge ranges
                                                                 from a maximum of $0.17 per $1,000 of initial
                                                                 specified amount or increase in specified
                                                                 amount to a minimum of $0.03 per $1,000 of
                                                                 initial specified amount or increase in specified
                                                                 amount.
  Charge for a                                                   For a male, age 55, nonsmoker, and a female,
  Representative Insured                                         age 55, nonsmoker, the maximum additional
                                                                 monthly charge is $0.11 per $1,000 of initial
                                                                 specified amount or increase in specified
                                                                 amount.
 Policy Loan Interest           Annually                         5.0% annually of the amount held in the loan
                                                                 account.4




  * These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial adviser.
     3 Guaranteed at an effective annual rate of 0.60% in policy years 1-19, and 0.20% in policy years 20 and beyond.
     4 Annual interest rate of 5% in years 1-10, and 4% in years 11 and later.




     Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                       When Charge                         Amount
     Charge            is Deducted                        Deducted
 Rider Charges                           Individualized based on optional Rider(s)
                                         selected.

                      Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                          When Charge                                    Amount
           Charge                         is Deducted                                   Deducted
 Supplemental Term                Monthly
 Insurance Rider*
  Maximum and                                                     The monthly cost of insurance rates for standard
  Minimum Charge                                                  issue individuals ranges from a guaranteed
                                                                  maximum of $83.33 per $1,000 per month to a
                                                                  guaranteed minimum of $0.00 per $1,000 per
                                                                  month of net amount at risk.

                                                                  Individuals with a higher mortality risk than
                                                                  standard issue individuals can be charged from
                                                                  125% to 10,000% of the standard rate.

                                                                  For the first 120 months from issue date or
                                                                  increase in term specified amount, there is an
                                                                  additional charge. The monthly charge ranges
                                                                  from a maximum of $0.17 per $1,000 of term
                                                                  specified amount or increase in term specified
                                                                  amount to a minimum of $0.03 per $1,000 of
                                                                  term specified amount or increase in term
                                                                  specified amount.
  Charge for a                                                    For a male, age 55, nonsmoker, and a female,
  Representative Insured                                          age 55, nonsmoker, the guaranteed maximum
                                                                  monthly cost of insurance rate is $0.02 per
                                                                  $1,000 of net amount at risk in the year of policy
                                                                  issue.

                                                                  For a male, age 55, nonsmoker, and a female,
                                                                  age 55, nonsmoker, the maximum additional
                                                                  monthly charge is $0.11 per $1,000 of term
                                                                  specified amount or increase in term specified
                                                                  amount.
 Accounting Value Rider           N/A                             There is no charge for this rider.
 Overloan Protection Rider        One-time charge when you        Maximum charge of 5% of the then current
                                  elect to use the benefit        accumulation value.


  * These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial adviser.


Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the funds that you may pay during the time you own your policy. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

These fees and expenses may change at any time.

 Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund
                                     assets)
            Total Annual Operating Expense                  Maximum        Minimum
 Total management fees, distribution and/or service        2.33% 4         0.30%
 (12b-1) fees, and other expenses.




  4 The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 0.72%. These waivers and reductions generally extend through April 30, 2012 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to the funds prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by Underlying Funds, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("Redemption Fees") not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such funds, copies of which accompany this prospectus or may be obtained by calling 1-800-444-2363.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation
(LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under "How to Obtain More Information." Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to our policy owners. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

Lincoln Life Flexible Premium Variable Life Account R (Separate Account) is a Separate Account of the Company which was established on December 2, 1997. The investment performance of assets in the Separate Account is kept separate from that of the Company's General Account. Separate Account assets attributable to the policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "SEC" or the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "Separate Account." Any changes in the investment policy of the Separate Account must be approved by the Indiana Department of Insurance.

You may also allocate your Premium Payments and Accumulation Values in whole or in part to the Fixed Account ("Fixed Account"). In the Fixed Account, your principal is guaranteed. Fixed Account assets are general assets of the Company, and are held in the Company's General Account. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information, please write to us at: PO Box 7866, Fort Wayne, IN

46802-7866, or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.



Fund Participation Agreements


In order to make the funds in which the Sub-Accounts invest available, Lincoln Life has entered into agreements with the trusts or corporations and their advisers or distributors. In some of these agreements, we must perform certain administrative services for the fund advisers or distributors. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.25% based upon the assets of an Underlying Fund attributable to the policies. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the contract. Additionally, a fund's adviser and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts to participate in sales meetings. The compensation may come from 12b-1 fees, or be paid by the advisers or distributors. The funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Funds Insurance Series, Fidelity Variable Insurance Products, Janus Aspen Series, Lincoln Variable Insurance Products Trust, and PIMCO Variable Insurance Trust.


Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.



Distribution of the Policies and Compensation


The policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company's Principal Underwriter, Lincoln Financial Distributors, Inc. ("LFD"). The Company's affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation. (collectively, "LFN"), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.

The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 140% of the first year premium and 5% of all other premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the policy owner has made at the time of application for the policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.


In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non cash compensation." The latter, as defined in FINRA Conduct Rule 2820, includes such things as office space, computers, club credit, prizes, awards, and training and education meetings.

Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the policies.


These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a policy.


Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, certain "wholesalers," who control access to certain selling offices, may be compensated for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. One of the wholesalers is Lincoln Financial Distributors, Inc. ("LFD"), a registered broker-dealer, also an affiliate of Lincoln Life. Marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers, may also be compensated. Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your policy.

We do not anticipate that the surrender charge, together with the portion of the premium load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your policy. Any such shortfall would be available for recovery from the Company's general account, which supports insurance and annuity obligations.



Sub-Accounts and Funds


The variable investment options in the policy are Sub-Accounts of the Separate Account. Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate underlying fund. You do not invest directly in these underlying funds. The investment performance of each Sub-Account will reflect the investment performance of the underlying fund.


We create Sub-Accounts and select the underlying funds based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment adviser, or its distributor. We review each fund periodically after it is selected. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

A given underlying fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment adviser or subadviser. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.

Several of the underlying funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual fund prospectus.

There is no assurance that the investment objective of any of the underlying funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each underlying fund's prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.

Additional Sub-Accounts and underlying funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.

The Underlying Funds and their investment advisers/subadvisers and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that funds' prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-800-444-2363 or by referring to the contact information provided by the Underlying Fund's on the cover page of its summary prospectus.


AllianceBernstein Variable Products Series Fund, Inc., advised by
AllianceBernstein, L.P.


   o AllianceBernstein Global Thematic Growth Portfolio (Class A): Long-term growth of capital.

   o AllianceBernstein Growth and Income Portfolio (Class A): Long-term growth of capital.
     This fund is available only to existing policy owners as of May 16, 2011. Consult your financial advisor.

   o AllianceBernstein International Value Portfolio (Class A): Long-term growth of capital.

   o AllianceBernstein Large Cap Growth Portfolio (Class A): Long-term growth of capital.
     This fund is available only to existing policy owners as of May 16, 2005. Consult your financial advisor.

   o AllianceBernstein Small/Mid Cap Value Portfolio (Class A): Long-term growth of capital.



American Century Investments Variable Portfolios, Inc., advised by American Century Investment Management, Inc.

   o Inflation Protection Fund (Class I): Long-term total return.

     This fund is available only to existing policy owners as of May 17, 2010. Consult your financial advisor.



American Funds Insurance Series, advised by Capital Research and Management
     Company.

   o Global Growth Fund (Class 2): Long-term growth.

   o Global Small Capitalization Fund (Class 2): Long-term growth.

   o Growth Fund (Class 2): Long-term growth.


   o Growth-Income Fund (Class 2): Long-term growth and income.


   o International Fund (Class 2): Long-term growth.


BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, Inc. and subadvised by BlackRock Investment Management, LLC


   o Global Allocation V.I. Fund (Class I): High total investment return.

Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company.*


   o Diversified Income Series (Standard Class): Long-term total return.

   o Emerging Markets Series (Standard Class): Long-term capital appreciation.

   o High Yield Series (Standard Class): Total return and secondarily high current income.

     This fund is available only to existing policy owners as of May 17, 2010. Consult your financial advisor.


   o Limited-Term Diversified Income Series (Standard Class): Long-term total return.


   o REIT Series (Standard Class): Total return.

   o Small Cap Value Series (Standard Class): Capital appreciation.


   o Smid Cap Growth Series (Standard Class): Long-term capital appreciation. (formerly Trend Series)

   o U. S. Growth Series (Standard Class): Long-term capital appreciation.

   o Value Series (Standard Class): Capital appreciation.



DWS Investments VIT Funds, advised by Deutsche Asset Management, Inc. and subadvised by Northern Trust Investments, Inc.

   o DWS Equity 500 Index VIP Portfolio (Class A): Capital appreciation. (Subadvised by Northern Trust Investments, Inc.)
     This fund is available only to existing policy owners as of May 21, 2007. Consult your financial advisor.

   o DWS Small Cap Index VIP Portfolio (Class A): Capital appreciation. (Subadvised by Northern Trust Investments, Inc.)
     This fund is available only to existing policy owners as of May 21, 2007. Consult your financial advisor.


DWS Variable Series II, advised by Deutsche Asset Management, Inc. and subadvised by RREEF America L.L.C.


   o DWS Alternative Asset Allocation Plus VIP Portfolio (Class A)(2): Capital appreciation.



Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management & Research Company and subadvised by FMR Co., Inc.

   o Contrafund (Reg. TM) Portfolio (Service Class): Long-term capital appreciation.

   o Equity-Income Portfolio (Service Class): Reasonable income.
     This fund is available only to existing policy owners as of May 16, 2005. Consult your financial advisor.

   o Growth Portfolio (Service Class): Capital appreciation.


   o Mid Cap Portfolio (Service Class): Long-term growth of capital.

   o Overseas Portfolio (Service Class): Long-term growth of capital.
     This fund is available only to existing policy owners as of May 16, 2011. Consult your financial advisor.



Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund, the Franklin Small-Mid Cap Growth Securities Fund and the Templeton Global Bond Securities Fund, by Templeton Global Advisors Limited for the Templeton Growth Securities Fund, and by Franklin Mutual Advisers, LLC for the Mutual Shares Securities Fund.


   o Franklin Income Securities Fund (Class 1): Maximize income.


   o Franklin Small-Mid Cap Growth Securities Fund (Class 1): Long-term capital growth.

     This fund is available only to existing policy owners as of May 16, 2011. Consult your financial advisor.


   o Mutual Shares Securities Fund (Class 1): Capital appreciation.

   o Templeton Global Bond Securities Fund (Class 1): High current income. This fund is available only to existing policy owners as of May 18, 2009.
Consult your financial advisor.

   o Templeton Growth Securities Fund (Class 1): Long-term capital growth. (Subadvised by Templeton Asset Management Ltd.)
     This fund is available only to existing policy owners as of May 21, 2007. Consult your financial advisor.


Janus Aspen Series, advised by Janus Capital Management LLC.

   o Balanced Portfolio (Service Shares): Maximum total return.
     This fund is available only to existing policy owners as of May 16, 2005. Consult your financial advisor.

   o Enterprise Portfolio (Service Shares): Long-term growth.
     This fund is available only to existing policy owners as of May 16, 2005. Consult your financial advisor.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
     Advisors Corporation.

   o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
     (Subadvised by BAMCO, Inc.)

   o LVIP Baron Growth Opportunities Fund (Standard Class): Capital appreciation.
     (Subadvised by BAMCO, Inc.)


   o LVIP BlackRock Inflation Protected Bond Fund (Standard Class): Maximize real return.
     (Subadvised by BlackRock Financial Management, Inc.)


   o LVIP Capital Growth Fund (Standard Class): Capital growth.
     (Subadvised by Wellington Management Company, LLP)

   o LVIP Cohen & Steers Global Real Estate Fund (Standard Class): Total
      Return.
     (Subadvised by Cohen & Steers Capital Management)

   o LVIP Columbia Value Opportunities Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Columbia Management Advisors, LLC)

   o LVIP Delaware Bond Fund (Standard Class): Current income.
     (Subadvised by Delaware Management Company)*


   o LVIP Delaware Diversified Floating Rate Fund (Standard Class): Total return.
     (Subadvised by Delaware Management Company)*


   o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund (Standard Class): Long-term capital growth.
     (Subadvised by Delaware Management Company)*
     This fund is only available to existing policy owners as of May 18, 2009. Consult your financial advisor.

   o LVIP Delaware Growth and Income Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)*

   o LVIP Delaware Social Awareness Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)*

   o LVIP Delaware Special Opportunities Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)*


   o LVIP Dimensional Non-U.S. Equity Fund (Standard Class)(2): Capital appreciation.
     This fund will be available on or about May 16, 2011. Consult your financial advisor.

   o LVIP Dimensional U.S. Equity Fund (Standard Class)(2): Capital appreciation.
     This fund is available only to existing policy owners as of May 16, 2011. Consult your financial advisor.


   o LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
     (Subadvised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)

   o LVIP Janus Capital Appreciation Fund (Standard Class): Long-term growth. (Subadvised by Janus Capital Management LLC)

   o LVIP J.P. Morgan High Yield Fund (Standard Class): High level of current income.

     (Subadvised by J.P. Morgan Investment Management, Inc.)

   o LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Massachusetts Financial Services Company)
     (formerly LVIP Marsico International Growth Fund)


   o LVIP MFS Value Fund (Standard Class): Capital appreciation.
     (Subadvised by Massachusetts Financial Services Company)

   o LVIP Mid-Cap Value Fund (Standard Class): Long-term capital appreciation. (Subadvised by Wellington Management Company, LLP)

   o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Mondrian Investment Partners Limited)

   o LVIP Money Market Fund (Standard Class): Current income/Preservation of capital.

     (Subadvised by Delaware Management Company)*


   o LVIP SSgA Bond Index Fund (Standard Class): Replicate Barclays Aggregate Bond Index.
     (Subadvised by SSgA Funds Management, Inc.)


   o LVIP SSgA Conservative Index Allocation Fund (Standard Class)(2): Current income with growth of capital.

   o LVIP SSgA Conservative Structured Allocation Fund (Standard Class)(2):
      Current income with growth of capital.


   o LVIP SSgA Developed International 150 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Emerging Markets 100 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)


   o LVIP SSgA Global Tactical Allocation Fund (Standard Class): Long-term growth of capital.
     (formerly LVIP Wilshire Aggressive Profile Fund)


   o LVIP SSgA International Index Fund (Standard Class): Replicate broad foreign index.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Large Cap 100 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)


   o LVIP SSgA Moderate Index Allocation Fund (Standard Class)(2): Current income with growth of capital.

   o LVIP SSgA Moderate Structured Allocation Fund (Standard Class)(2): Current income with growth of capital.

   o LVIP SSgA Moderately Aggressive Index Allocation Fund (Standard Class)(2):
      Current income with growth of capital.

   o LVIP SSgA Moderately Aggressive Structured Allocation Fund (Standard Class)(2): Current income with growth of capital.


   o LVIP SSgA S&P 500 Index Fund (Standard Class)(1): Replicate S&P 500 Index.

     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Small/Mid Cap 200 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Small-Cap Index Fund (Standard Class): Replicate Russell 2000 Index.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term growth of capital.
     (Subadvised by T. Rowe Price Associates, Inc.)

   o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class):
      Maximum capital appreciation.
     (Subadvised by T. Rowe Price Associates, Inc.)

   o LVIP Templeton Growth Fund (Standard Class): Long-term growth of capital. (Subadvised by Templeton Investment Counsel, LLC)

   o LVIP Total Bond Fund (Standard Class): Total return consistent with capital appreciation.
     This fund will be available on or about May 16, 2011. Consult your financial advisor.


   o LVIP Turner Mid-Cap Growth Fund (Standard Class): Capital appreciation. (Subadvised by Turner Investment Partners)


   o LVIP Vanguard Domestic Equity ETF Fund (Standard Class)(2): Capital appreciation.
     This fund will be available on or about May 16, 2011. Consult your financial advisor.

   o LVIP Vanguard International Equity ETF Fund (Standard Class)(2): Capital appreciation.
     This fund will be available on or about May 16, 2011. Consult your financial advisor.

   o LVIP Wells Fargo Intrinsic Value Fund (Standard Class): Income (Subadvised by Metropolitan West Capital Management)

   o LVIP 2010 Profile Fund (Standard Class)(2): Total return.
     (formerly LVIP Wilshire 2010 Profile Fund)

     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.


   o LVIP 2020 Profile Fund (Standard Class)(2): Total return.
     (formerly LVIP Wilshire 2020 Profile Fund)

     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.


   o LVIP 2030 Profile Fund (Standard Class)(2): Total return.
     (formerly LVIP Wilshire 2030 Profile Fund)

     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.


   o LVIP 2040 Profile Fund (Standard Class)(2): Total return.
     (formerly LVIP Wilshire 2040 Profile Fund)
     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

   o LVIP Conservative Profile Fund (Standard Class)(2): Current income. (formerly LVIP Wilshire Conservative Profile Fund)

   o LVIP Moderate Profile Fund (Standard Class)(2): Growth and income. (formerly LVIP Wilshire Moderate Profile Fund)

   o LVIP Moderately Aggressive Profile Fund (Standard Class)(2): Growth and income.
     (formerly LVIP Wilshire Moderately Aggressive Profile Fund)



MFS (Reg. TM) Variable Insurance Trust, advised by Massachusetts Financial
     Services Company

   o Core Equity Series (Initial Class): Capital appreciation.
     This fund is available only to existing policy owners as of May 16, 2005. Consult your financial advisor.

   o Growth Series (Initial Class): Capital appreciation.

   o Total Return Series (Initial Class): Total return.

     This fund is available only to existing policy owners as of May 16, 2011. Consult your financial advisor.


   o Utilities Series (Initial Class): Total return.


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management Inc., and subadvised by Neuberger Berman, LLC

   o Mid-Cap Growth Portfolio (I Class): Capital appreciation.
     This fund is available only to existing policy owners as of May 21, 2007. Consult your financial advisor.

   o Regency Portfolio (I Class): Long-term growth.
     This fund is available only to existing policy owners as of May 21, 2007. Consult your financial advisor.

PIMCO Variable Insurance Trust, advised by PIMCO

   o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio (Administrative Class): Maximum real return.


*Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.


(1)"S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)


(2) These are "Fund of Funds" and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.




Sub-Account Availability and Substitution of Funds

Lincoln Life may close Sub-Accounts and may seek to substitute shares of other funds as the fund in which a Sub-Account invests if:

1) the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or

2) the Sub-Account has not attracted significant policy owner allocations; or

3) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.

We will obtain any necessary regulatory or other approvals prior to such a change. We will endorse your policy as required to reflect any withdrawal or substitution of underlying funds. Substitute funds may have higher charges than the funds being replaced.



Voting Rights

The Underlying Funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares held by our Sub-Account in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.

We will notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding fund, as of a date chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your policy. If we do not receive instructions from you, we will vote the shares attributable to your policy in the same proportion as we vote other shares based on instructions received from other policy owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.

Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "Quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each policy owner provide their voting instructions to the Company. Even though policy owners may choose not to provide voting instruction, the shares of a fund to which such policy owners would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of policy owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a Quorum requirement has been met.


POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your policy, assuming risks associated with your policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.

In addition to policy charges, the investment adviser for each of the underlying funds deducts a daily charge as a percent of the value in each fund as an asset management charge. The charge reflects asset management fees of the investment adviser. Other expenses (including 12b-1 fees for Class 2 shares and other expenses) are incurred by the funds and deducted from fund assets. Values in the Sub-Accounts are reduced by these charges. Future fund expenses may vary. Detailed information about charges and expenses incurred by each underlying fund is contained in that fund's prospectus.

The monthly deductions, including the cost of insurance charges, may be deducted in two ways:

1) Proportionately from the net accumulation value of each Sub-Account and the Fixed Account subject to the charge.

2) From the net accumulation value of specific funds which you have designated.

If you have selected designated funds, and in a given month there is not sufficient value in those funds to cover the monthly deduction, we will take the remaining monthly deduction pro rata from the rest of the funds in your policy that have value.

If you have not selected designated funds, the monthly deductions will be taken pro rata from all of the funds in your policy that have value.

The monthly deductions are made on the "monthly anniversary day," which is the Date of Issue and the same day of each month thereafter. If the day that would otherwise be a monthly anniversary day is non-existent for that month, or is not a valuation day, then the monthly anniversary day is the next valuation day. You may select or change designated funds at any time prior to a monthly anniversary day by contacting our Administrative Office.

If the net accumulation value is insufficient to cover the current monthly deduction, you have a 61-day grace period to make a payment sufficient to cover that deduction.



Premium Load; Net Premium Payment

We make a deduction from each premium payment. This amount, referred to as "premium load," covers certain policy-related state and federal tax liabilities. It also covers a portion of the sales expenses incurred by the Company. We deduct a maximum of 8% from each premium payment during the first policy year and a maximum of 4% thereafter. The premium payment, after deduction of the premium load, is called the "net premium payment."

Surrender Charges

A surrender charge may apply if the policy is totally surrendered or has a decrease in the specified amount of death benefit. The surrender charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of surrender charges is included in each policy.

The surrender charge varies by age of the insureds, the number of years since the date of policy issue or the date of an increase in specified amount, and the specified amount. The surrender charge will never exceed $37.52 per $1,000 of specified amount. A personalized schedule of surrender charges is included in each policy. You may obtain more information about the surrender charges that would apply to your policy by requesting a personalized illustration from your insurance representative.

The duration of the surrender charge is 14 years for full surrenders and 10 years for decreases in specified amount.

Surrender charges are assessed by withdrawing value from the Sub-Accounts and the Fixed Account proportionately. The surrender charge will not exceed the policy value. All surrender charges decline to zero within 14 years following policy issue, or any increase in specified amount.

Upon either a full surrender of the policy or a decrease in specified amount, the charge will be subject to the following conditions:

A. For decreases in specified amount, excluding full surrender of the policy, no surrender charge will be applied where the decrease:

     1) occurs after the tenth policy anniversary following policy issue; or

     2) is directly caused by a death benefit option change; or

     3) is caused by a partial surrender; or

     4) when added to the sum of all prior decreases, does not exceed 25% of the initial specified amount.

B. For all other decreases, the charge will be calculated as 1) minus 2), then divided by 3) and then multiplied by 4), where:

     1) is the amount of this decrease plus any prior decreases;

     2) is the greater of an amount equal to 25% of the initial specified amount or the sum of all prior decreases;

     3) is the initial specified amount; and

     4) is the then applicable surrender charge from the schedule in the policy.

We may refuse or limit requests for decreases in specified amount, to the extent there is insufficient value to cover the necessary surrender charges.

If you increase the specified amount, a new surrender charge will be applicable to each increase. This charge is in addition to any surrender charge on the existing specified amount. Upon an increase in specified amount, we will send you a confirmation of the increase.


Upon full surrender of your policy following a policy decrease, the surrender charge will be calculated as the entire amount shown in the policy specifications, multiplied by one minus the percentage of the initial specified amount for which a surrender charge was previously assessed. The charge assessed upon a full surrender will not exceed the policy's value.


Any surrender may have tax implications. Consult your tax or other financial adviser before initiating a surrender.

Partial Surrender Fee

No surrender charge is imposed on a partial surrender, but an administrative fee of 2% of the amount withdrawn, not to exceed $25, is imposed. This fee is allocated pro rata among the Sub-Accounts and the Fixed Account from which the partial surrender proceeds are taken.



Transfer Fee

For each transfer request in excess of 24 made during any policy year, we reserve the right to charge you an administrative fee of $25.



Mortality and Expense Risk Charge

We assess a daily mortality and expense risk charge as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the insureds may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the policies will be greater than we originally estimated. The current charge is the guaranteed effective annual rate of 0.60% in policy years 1-19 and 0.20% in policy years 20 and beyond.



Cost of Insurance Charge

A significant cost of variable life insurance is the "Cost of Insurance Charge". This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.

The Cost of Insurance Charge for your policy depends on the current "Net Amount at Risk". The Net Amount at Risk is the death benefit, without regard to any benefits payable at the insured's death under any riders, minus the greater of zero or the Policy's Accumulation Value. Because the Accumulation Value will vary with investment performance, Premium payment patterns and charges, the Net Amount at Risk will vary accordingly.

The Cost of Insurance Charge is determined monthly by dividing the death benefit at the beginning of the policy month by 1 plus .0032737 (the monthly equivalent of an effective annual rate of 4.0%), subtracting the Accumulation Value at the beginning of the policy month, and multiplying the result (the "Net Amount at Risk") by the applicable current cost of insurance rate as determined by the Company. The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy's specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the policy duration, the age, gender (in accordance with state law) and underwriting category of each insured. Please note that it will generally increase each policy year as the insureds age. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in "Table II: Periodic Charges Other Than Fund Operating Expenses" in this prospectus.



Administrative Fee

There is a flat monthly deduction of $10. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.

For the first 120 months from policy issue date or increase in specified amount, there is an additional charge which will never exceed $0.17 per $1,000 of initial specified amount or increase in specified amount. The charge is based on the younger insured's age and the specified amount. If an increase occurs, the younger insured's current insurance age will be the issue age for the new coverage.



Policy Loan Interest

If you borrow against your policy, interest will be charged to the Loan Account Value. The annual effective interest rate is 5% in years 1-10, 4% in years 11 and beyond. We will credit 4% interest on the Loan Account value in all years.



Rider Charges


Supplemental Term Insurance Rider. This optional rider provides annually renewable term insurance, which terminates when the younger insured reaches, or would have reached, age 100. There are monthly cost of insurance charges for this rider, based on the policy duration, and the age, gender and underwriting category of each insured. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that policy year. In addition, there is a monthly charge per $1,000 of term coverage for the first 120 months from issue date or increase in term specified amount.


Overloan Protection Rider. There is a one-time charge for this rider if you choose to elect the benefit. This charge will not exceed 5.0% of the then current Accumulation Value.


YOUR INSURANCE POLICY
Your policy is a life insurance contract that provides for a death benefit payable on the death of the second insured. The policy and the application constitute the entire contract between you and Lincoln Life.

If we obtain appropriate approvals from policy owners and securities regulators, we may:

o change the investment objective of the Separate Account;

o operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;

o deregister the Separate Account; or

o combine the Separate Account with another separate account.

We will notify you of any change that is made.

The policy includes policy specifications pages, with supporting schedules. These pages and schedules provide important information about your policy such as: the identity of the insureds and owner; Date of Issue; the initial specified amount; the death benefit option selected; issue ages; named beneficiary; initial premium payment; surrender charges; expense charges and fees; No Lapse premium (subject to state availability); and guaranteed maximum cost of insurance rates.

When your policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.

The policy is nonparticipating. This means that no dividends are payable to you. In addition, your policy does not share in the profits or surplus earnings of the Company.

Before purchasing the policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The insureds will need to prove current insurability and there may be a new contestable period for the new policy. The death benefit and policy values may be less for some period of time in the new policy.

The Date of Issue is the date on which we begin life insurance coverage. This is the date from which policy years, policy anniversary and ages are determined.

Once your policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.

We cannot process your requests for transactions relating to the Policy until we have received the request in "good order" at our Home Office. "Good order" means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction is in good order, and we reserve the right to change or waive any good order requirements at any time.

We allow telephone or other electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.

Any telephone or other electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.



Application

If you decide to purchase a policy, you must first complete an application. A completed application identifies the proposed insureds and provides sufficient information to permit us to begin underwriting risks in the policy. We require a medical history and examination of the proposed insureds. Based on our review of medical information about the proposed insureds, we may decline to provide insurance, or we may place the proposed insureds in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the insured's age, underwriting category, and gender (if applicable state law allows charges to vary based on gender), the policy duration, and the current net amount at risk.

A policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when each insured is at least age 20 and at most age 85. Age will be determined by the nearest birthday of each insured.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you apply for a policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.



Owner

The owner on the date of policy issue is designated in the policy specifications. You, as owner, will make the following choices:

1) initial death benefit amount and death benefit option;

2) optional No Lapse protection and riders;

3) the amount and frequency of premium payments; and

4) the amount of net premium payment to be allocated to the selected Sub-Accounts or the Fixed Account.

You are entitled to exercise rights and privileges of your policy as long as at least one of the insureds is living. These rights generally include the power to select the beneficiary, request policy loans, make partial surrenders, surrender the policy entirely, name a new owner, and assign the policy. You must inform us of any change in writing. We will record change of owner and beneficiary forms to be effective as of the date of the latest signature on the written request.

Right-to-Examine Period

You may return your policy to us for cancellation within ten days after you receive it (or a greater number of days if required by your state). This is called the right-to-examine period. If the policy is returned for cancellation within the right-to-examine period, we will refund to you either all premium payments or the policy value plus any charges and fees depending on the state of issue of your policy. If a premium payment was made by check, there may be a delay until the check clears.

If your policy is issued in a state that requires return of premium payments, any net premium payments received by us within ten days of the date the policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts or the Fixed Account, if applicable, as you designate. If the policy is returned for cancellation within the right-to-examine period, we will return the full amount of any premium payments made.

If your policy is issued in a state that provides for return of value, any net premium payments received before the end of the right-to-examine period will be allocated directly to the Sub-Accounts or the Fixed Account, if applicable, as you designate. The owner bears the risk of a decline in Sub-Account values. If the policy is returned for cancellation within the right-to-examine period, we will return the policy value, plus any charges and fees deducted, as of the date the cancelled policy is received at our Administrative Office.



Initial Specified Amount

You will select the Initial Specified Amount of death benefit on the application. This may not be less than $250,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the policy specifications page.



Transfers

You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each fund's objective and investment policy before allocating money to the Sub-Accounts.

During the first policy year, transfers from the Fixed Account to the Sub-Accounts may be made only as provided for in the dollar cost averaging program described below. The amount of all transfers from the Fixed Account in any other policy year may not exceed the greater of:

1) 25% of the Fixed Account value as of the immediately preceding Policy Anniversary, or

2) the total dollar amount transferred from the Fixed Account in the immediately preceding policy year.

Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any policy year without charge. We may limit transfers from the Fixed Account at any time.

Requests for transfers must be made in writing, or electronically, if you have previously authorized telephone or other electronic transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.

Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in good order before 4:00 P.M. Eastern time on a business day will normally be effective that day.

Market Timing

Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the underlying funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our policy owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other policy owners or fund shareholders.


In addition, the underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, policy owners and other persons with interests under the policies should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the funds.

However, under the SEC rules, we are required to: (1) enter into written agreement with each underlying fund or its principal underwriter that obligates us to provide to the underlying fund promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the underlying fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the underlying fund.

You should be aware that the purchase and redemption orders received by underlying funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts to which premium payments and cash values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance policies. The omnibus nature of these orders may limit the underlying funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the underlying funds (and thus our policy owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the underlying funds. In addition, if an underlying fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the underlying fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by policy owners within given periods of time. In addition, managers of the underlying funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific fund policies and procedures.

We may increase our monitoring of policy owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same policy owner if that policy owner has been identified as a market timer. For each policy owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a policy owner has been identified as a "market timer" under our Market Timing Procedures, we will notify the policy owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the policy year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a policy owner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 to 2 business days of our discovery. We will impose this "original signature" restriction on that policy owner even if we cannot identify, in the particular circumstances, any harmful effect from that policy owner's particular transfers.

Policy owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of policy owners determined to be engaged in such transfer activity that may adversely affect other policy owners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all policy owners. An exception for any policy owner will be made only in the event we are required to do so by a court of law. In addition, certain underlying funds available as investment options in your policy may also be available as investment options for owners of other, older life insurance policies issued by us.

Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the underlying funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all policy holders or as applicable to all policy holders with policy values allocated to Sub-Accounts investing in particular underlying funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Some of the underlying funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the underlying fund's investment adviser, the underlying fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds in which the Separate Account invests, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some underlying funds also may impose redemption fees on short-term trading (i.e., redemptions of underlying fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the underlying funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.



Optional Sub-Account Allocation Programs

You may elect to participate in programs for Dollar Cost Averaging or Automatic Rebalancing. There is currently no charge for these programs. You may participate in only one program at any time.

Dollar Cost Averaging systematically transfers specified dollar amounts from the money market Sub-Account or the Fixed Account. Transfer allocations may be made to one or more of the Sub-Accounts (not the Fixed Account) on a monthly or quarterly basis. These transfers do not count against the free transfers available. Transfers from the Fixed Account can only be elected at the time your policy is issued. Transfers from the money market Sub-Account may be elected at any time while your policy is in force. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.

If the Owner elects Dollar Cost Averaging from either the money market Sub-Account or the Fixed Account the value in that account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.

You may elect dollar cost averaging on your application, or contact our Administrative Office for information.

Dollar Cost Averaging terminates automatically:

1) if the value in the money market Sub-Account or the Fixed Account is insufficient to complete the next transfer;

2) seven calendar days after our Administrative Office receives a request for termination in writing or by telephone, with adequate authentication;

3) after 12 or 24 months (as elected on your application); or

4) if your policy is surrendered or otherwise terminates.

Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application, until changed by the Owner. If automatic rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts will be subject to Automatic Rebalancing. Transfers among the Sub-Accounts and the Fixed Account as a result of automatic rebalancing do not count against the number of free transfers available.

You may select automatic rebalancing on a quarterly, semi-annual or annual basis. Automatic Rebalancing may be elected, terminated, or the allocation may be changed at any time, by contacting our Administrative Office.



Riders

We may offer you riders to your policy from time to time. Riders may alter the benefits or charges in your policy, rider availability and benefits may vary by state of issue, and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your policy, or of other riders in force. Consult your financial and tax advisers before adding riders to, or deleting them from, your policy.


Accounting Value Rider. If desired, you must select this rider when you initially apply for insurance. You must meet the underwriting and minimum premium requirements for this rider. If your policy is fully surrendered in the first five policy years, this rider provides enhanced cash surrender values by using a table of alternate surrender charges. The rider does not provide for enhanced cash surrender value for partial surrenders and loans. There is no charge for this rider.


Supplemental Term Insurance Rider. If desired, you must select this rider when you initially apply for insurance. The rider provides annually renewable non-convertible term insurance , which terminates when the younger insured reaches, or would have reached, age 100. Upon death of the second insured, we will pay the Term Insurance Benefit Amount, in addition to death benefit proceeds of the death benefit option in effect on your policy.

There is a monthly cost for this rider, similar to the cost of insurance of the base policy. This rate is determined by the Company, is based on the policy duration, the age, underwriting category and gender of each insured, and is applied against the Term Insurance Benefit Amount shown on the policy specifications page. For the first 120 policy months from issue date or increase in term specified amount, there is a monthly expense charge per $1,000 of term coverage.

This rider will limit the maximum period during which your policy is guaranteed not to lapse under the No Lapse provision. If you have chosen the age 100 No Lapse provision, the maximum period will now be the first 20 policy years or the date the younger insured reaches, or would have reached, age 100. For the 10 year and 20 year No Lapse provisions, the maximum period will now be the first 5 policy years. All other provisions set forth in the age 100, 20 year and 10 year No Lapse provisions will still apply.

This rider terminates on the earliest of:

1) the date you request termination of the rider;

2) when your policy lapses;

3) when your policy is fully surrendered;

4) when the insured reaches, or would have reached, age 100; or

5) the second death.

If your policy is reinstated, this rider will likewise be reinstated. However, sufficient premium must be paid to cover the monthly deduction including monthly rider costs.

Overloan Protection Rider. If this rider is issued with your policy, you meet the requirements as described in this rider and have elected this benefit, your policy will not lapse solely based on indebtedness exceeding the accumulation value less the surrender charges. It is a limited benefit, in that it does not provide any additional death benefit or any increase in accumulation value. Also, it does not provide any type of market performance guarantee.

If your policy is issued on or after May 22, 2006, we will automatically issue this rider with your policy. There is no charge for adding this rider to your policy. However, if you choose to elect the benefit provided by the rider, there is a one-time charge which will not exceed 5% of the then current accumulation value. Once you elect the benefit, certain provisions of your policy will be impacted as described in the rider.



Continuation of Coverage

If at least one of the insureds is still living when the younger insured attains, or would have attained, age 100, and the policy has not been surrendered, the policy will remain in force until policy surrender or death of the second insured. However, there are certain changes that will take place:

1) we will no longer accept premium payments;

2) we will make no further deductions;

3) policy values held in the Separate Account will be transferred to the Fixed Account; and

4) we will no longer transfer amounts to the Sub-Accounts.

Loan interest will continue to accrue on any outstanding loans. Provisions may vary in certain states.



Termination of Coverage

All policy coverage terminates on the earliest of:

1) surrender of the policy;

2) death of the second insured; or

3) failure to pay the necessary amount of premium to keep your policy in force.



State Regulation

The state in which your policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your policy. You should refer to your policy for these state-specific features.

PREMIUMS
You may select and vary the frequency and the amount of premium payments and the allocation of net premium payments. After the initial premium payment is made there is no minimum premium required, except to maintain the No Lapse provision or to keep the policy in force. Premiums may be paid any time before the younger insured attains, or would have attained, age 100.

The initial premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two monthly deductions.



Allocation of Net Premium Payments

Your net premium payment is the portion of a premium payment remaining, after deduction of the premium load. The net premium payment is available for allocation to the Sub-Accounts or the Fixed Account.

You first designate the allocation of net premium payments among the Sub-Accounts and Fixed Account on the application. Subsequent net premium payments will be allocated on the same basis unless we are instructed otherwise, in writing. You may change the allocation of net premium payments among the Sub-Accounts and Fixed Account at any time. The amount of net premium payments allocated to the Sub-Accounts and Fixed Account must be in whole percentages and must total 100%. We credit net premium payments to your policy as of the end of the valuation period in which it is received at our Administrative Office. The end of the valuation period is 4:00 P.M., Eastern Time, unless the New York Stock Exchange closes earlier.

The valuation period is the time between valuation days. A valuation day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every valuation day.



Planned Premiums; Additional Premiums

Planned premiums are the amount of periodic premium (as shown in the policy specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a premium reminder notice. Premium payments may be billed annually, semi-annually, or quarterly. You may arrange for monthly pre-authorized automatic premium payments at any time.

In addition to any planned premium, you may make additional premium payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.

Unless you specifically direct otherwise, any payment received (other than any premium payment necessary to prevent, or cure, policy lapse) will be applied as premium and will not repay any outstanding loans. There is no premium load on any payment which you specifically direct as repayment of an outstanding loan.

You may increase planned premiums, or pay additional premiums, subject to the certain limitations. We reserve the right to limit the amount or frequency of additional premium payments.

We may require evidence of insurability if any payment of additional premium (including planned premium) would increase the difference between the death benefit and the accumulation value. If we are unwilling to accept the risk, your increase in premium will be refunded without interest.

We may decline any additional premium (including planned premium) or a portion of a premium that would cause total premium payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your policy exceeds the limit is referred to as the guideline premium test. The excess amount of premium will be returned to you. We may accept alternate instructions from you to prevent your policy from becoming a MEC. Refer to the section headed "Tax Issues" for more information.

Policy Values

Policy value in your variable life insurance policy is also called the accumulation value.

The Accumulation Value equals the sum of the Fixed Account value, the Separate Account value, and the Loan Account value. At any point in time, the accumulation value reflects:

1) net premium payments made;

2) the amount of any partial surrenders;

3) any increases or decreases as a result of market performance of the Sub-Accounts;

4) interest credited to the Fixed Account or the Loan Account; and

5) all charges and fees deducted.

The Separate Account value, if any, is the portion of the Accumulation Value attributable to the Separate Account. The value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. This is also referred to as the Variable Accumulation Value.

A unit of measure used in the calculation of the value of each Sub-Account is the variable accumulation unit. It may increase or decrease from one valuation period to the next. The variable accumulation unit value for a Sub-Account for a valuation period is determined as follows:

1) the total value of fund shares held in the Sub-Account is calculated by multiplying the number of fund shares owned by the Sub-Account at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund made during the valuation period; minus

2) the liabilities of the Sub-Account at the end of the valuation period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and

3) the result of (1) minus (2) is divided by the number of variable accumulation units for that Sub-Account outstanding at the beginning of the valuation period.

In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.

The daily charge imposed on a Sub-Account for any valuation period is equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the valuation period.

The Fixed Account value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or partial surrenders. We guarantee the Fixed Account value. Interest is credited daily on the Fixed Account value at the greater of a rate of 0.010746% (equivalent to a compounded annual rate of 4%) or a higher rate determined by the Company.

The Loan Account value, if any, reflects any outstanding policy loans, including any interest charged on the loans. This amount is held in the Company's general account. We do not guarantee the loan account value. Interest is credited on the loan account at an effective annual rate of 4% in all years.


The Net Accumulation Value is the accumulation value less the loan account value. It represents the net value of your policy and is the basis for calculating the surrender value.

We will tell you at least annually the accumulation value, the number of accumulation units credited to your policy, current accumulation unit values, Sub-Account values, the Fixed Account value and the Loan Account value. We strongly suggest that you review your statements to determine whether additional premium payments may be necessary to avoid lapse of your policy.

DEATH BENEFITS
The death benefit proceeds is the amount payable to the beneficiary upon the death of the second insured, based upon the death benefit option in effect. Loans, loan interest, partial surrenders, and overdue charges, if any, are deducted from the death benefit proceeds prior to payment. may impact the amount payable as death benefit proceeds in your policy. Refer to the "Riders" section of this prospectus for more information.



Death Benefit Options

Three different death benefit options are available. Regardless of which death benefit option you choose, the death benefit proceeds payable will be the greater of:

1) the amount determined by the death benefit option in effect on the date of the death of the second insured, less any indebtedness; or

2) a percentage of the accumulation value equal to that required by the Internal Revenue Code to maintain the policy as a life insurance policy. A schedule of these percentages is in your policy.

The following table provides more information about the death benefit options.



 Option                          Death Benefit Proceeds Equal to the                                  Variability
    1         Specified amount (a minimum of $250,000)                                      None; level death benefit
    2         Sum of the specified amount plus the net accumulation value as of             May increase or decrease over
              the date of the second insured's death.                                       time, depending on the amount
                                                                                            of premium paid and the
                                                                                            investment performance of the
                                                                                            underlying Sub-Accounts or the
                                                                                            Fixed Account.
    3         Sum of the specified amount plus the accumulated premiums (all                Will generally increase,
              premiums paid minus the cumulative policy factor, if that factor is           depending on the amount of
              elected) up to the limit shown in the policy specifications, as of the        premium paid.
              date of the second insured's death. Any premium paid that will cause the death benefit proceeds to exceed this limit will be applied to the policy, but will not increase the death benefit. The cumulative policy factor, normally used in business situations, is calculated as:
              a) the applicable monthly rate then used by the Internal Revenue
              Service (IRS); or
              b) an alternative monthly rate permitted by the IRS; times
              c) the specified amount divided by 1000.


If for any reason the owner does not elect a particular death benefit option, Option 1 will apply until changed by the owner.



Changes to the Initial Specified Amount and Death Benefit Options

Within certain limits, you may decrease (reduce) or, with satisfactory evidence of insurability, increase the specified amount. The minimum specified amount is currently $250,000.

A Partial Surrender may reduce the specified amount. If the specified amount is reduced as a result of a Partial Surrender, the death benefit may also be reduced. (See section headed "Policy Surrenders - Partial Surrender" for details as to the impact a Partial Surrender may have on the specified amount.)


The death benefit option may be changed by the owner, subject to our consent, as long as the policy is in force.

You must submit all requests for changes among death benefit options and changes in the specified amount in writing to our Administrative Office. The minimum increase in specified amount currently permitted is $1,000. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.



 Option change                                                    Impact
     1 to 2          The specified amount will be reduced by the accumulation value as of the effective date of change.
     2 to 1          The specified amount will be increased by the accumulation value as of the effective date of change.
     1 to 3          The specified amount will not change.
     3 to 1          The specified amount will be increased by accumulated premiums (less the cumulative policy factor if that factor is elected) as of the effective date of change.
     2 to 3          The specified amount will be increased by the accumulation value as of the effective date of change.
     3 to 2          o If the accumulation value is greater than the accumulated premium (less cumulative policy factor if that factor elected), the specified amount will be reduced by the accumulation value less accumulated premium (plus cumulative policy factor if that factor is elected) as of the effective date of change.
                     o If the accumulation value is less than the accumulated premium (less the cumulative policy factor if elected), the specified amount will be increased by the accumulated premium (less the cumulative policy factor if that factor is elected), less the accumulation value as of the effective date of change.

A surrender charge may apply to a decrease in specified amount. Please refer to the Surrender Charges section of this prospectus for more information on conditions that would cause a surrender charge to be applied. A schedule of surrender charges is included in each policy.

Any reductions in specified amount will be made against the initial specified amount and any later increase in the specified amount on a last in, first out basis. Any increase in the specified amount will increase the amount of the surrender charge applicable to your policy. Changes in specified amount do not affect the premium load as a percentage of premium.

We may decline any request for change of the death benefit option or reduction of the specified amount if, after the change, the specified amount would be less than the minimum specified amount or would reduce the specified amount below the level required to maintain the policy as life insurance for purposes of federal income tax law according to the guideline premium test.

The guideline premium test provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, we may increase the policy's death benefit above the specified amount in order to satisfy the guideline premium test. If the increase in the policy's death benefit causes an increase in the net amount at risk, charges for the cost of insurance will increase as well.

Any change is effective on the first monthly anniversary day on, or after, the date of approval of the request by Lincoln Life. If the monthly deduction amount would increase as a result of the change, the changes will be effective on the first monthly anniversary day on which the accumulation value is equal to, or greater than, the monthly deduction amount.

Death Benefit Proceeds

Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of both insureds. This notification must include a certified copy of an official death certificate for each insured, a certified copy of a decree of a court of competent jurisdiction as to the finding of death for each insured, or any other proof satisfactory to us.

After receipt at our Administrative Office of proof of death of both insureds, the death benefit proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the owner or the beneficiary. Payment of the death benefit proceeds may be delayed if your policy is contested or if Separate Account values cannot be determined.


In the case of a death of one of the parties to the policy, if the recipient of the death benefit has elected a lump sum settlement and the death benefit is over $5,000, the proceeds will be placed into a SecureLine (Reg. TM)account in the recipient's name as the owner of the account. SecureLine (Reg. TM) is a service we offer to help the recipient manage the death benefit proceeds. With SecureLine (Reg. TM), an interest bearing account is established from the proceeds payable on a policy administered by us. The recipient is the owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM)account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's SecureLine (Reg.
TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in Lincoln's general account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.



POLICY SURRENDERS
You may surrender your policy at any time by sending us your policy along with a written request for surrender. If you surrender your policy, all policy coverage will automatically terminate and may not be reinstated. Consult your tax adviser to understand tax consequences of any surrender you are considering.

The Surrender Value of your policy is the amount you can receive by surrendering the policy. The Surrender Value is the Net Accumulation Value (which is the policy's Accumulation Value less any Indebtedness) less any applicable Surrender Charge, less any accrued loan interest not yet charged (the "Surrender Value").

Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.

If you request a lump sum surrender and your surrender value is over $5,000, your money will be placed into a SecureLine (Reg. TM) account in your name. SecureLine (Reg. TM) is a service we offer to help you manage your surrender proceeds. With SecureLine (Reg. TM), an interest bearing draft account is established from the proceeds payable on a policy administered by us. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. Instead of mailing you a check, we will send a checkbook so that you will have access to the account by writing a check. You may choose to leave the proceeds in this account, or you may begin writing checks right away. If you decide you want the entire proceeds immediately, you may write one check for the entire account balance. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. You may request that surrender proceeds be paid directly to you instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that you consult your tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in your SecureLine (Reg. TM) account starts earning interest the day your account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to your account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to your SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in our general account.

There are no monthly fees. You may be charged a fee if you stop a payment or if you present a check for payment without sufficient funds.




Partial Surrender

You may make a Partial Surrender, withdrawing a portion of your policy values. You must request a Partial Surrender in writing. The amount of any Partial Surrender may not exceed 90% of the policy's Surrender Value as of the date of your request for a Partial Surrender. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below.

Partial Surrenders may reduce the Accumulation Value and the specified amount. The amount of the Partial Surrender and our administrative fee will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.



   Death Benefit
 Option in Effect                                        Impact of Partial Surrender
         1              Will reduce the accumulation value and the specified amount.
         2              Will reduce the accumulation value, but not the specified amount.
         3              Will reduce the accumulated premiums, and the specified amount to the extent that the amount of the partial surrender exceeds the accumulated premiums.


Partial Surrender proceeds will generally be paid within seven days of our receipt of your request.

We may at our discretion decline any request for a Partial Surrender.


POLICY LOANS
You may borrow against the surrender value of your policy. The loan may be for any amount up to 100% of the current surrender value. However, we reserve the right to limit the amount of your loan so that total policy indebtedness will not exceed 90% of an amount equal to the accumulation value less surrender charge. A loan agreement must be executed and your policy assigned to us free of any other assignments. Outstanding policy loans and accrued interest reduce the policy's death benefit and accumulation value.

The amount of your loan will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The loan account is the account in which policy indebtedness (outstanding loans and interest) accrues once it is transferred out of the Sub-Accounts and Fixed Account. Amounts transferred to the loan account do not participate in the performance of the Sub-Accounts or the Fixed Account. Loans, therefore, can affect the policy's death benefit and accumulation value whether or not they are repaid. Interest on policy loans accrues at an effective annual rate of 5% in years 1-10 and 4% thereafter, and is payable once a year in arrears on each policy anniversary, or earlier upon full surrender or other payment of proceeds of your policy. Policy Values in the Loan Account (Loan Collateral Account) are part of the Company's General Account.

The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding policy loan balance. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. This amount will be treated as an additional policy loan, and added to the loan account value. Lincoln Life credits interest to the loan account value at a rate of 4% in all years, so the net cost of your policy loan is 1% in years 1-10 and 0% thereafter.

Your outstanding loan balance may be repaid at any time as long as at least one of the insureds is living. The loan account will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which net premium payments are currently allocated, unless you instruct otherwise.

If at any time the total indebtedness against your policy, including interest accrued but not due, equals or exceeds the then current accumulation value less surrender charges, the policy will terminate subject to the conditions in the grace period provision, unless the No Lapse provision is in effect. If your policy lapses while a loan is outstanding, there may be adverse tax consequences.


LAPSE AND REINSTATEMENT
If at any time the net accumulation value is insufficient to pay the monthly deduction, unless the No Lapse provision is in effect, all policy coverage will terminate. This is referred to as policy lapse. The net accumulation value may be insufficient:

1) because it has been exhausted by earlier deductions;

2) as a result of poor investment performance;

3) due to partial surrenders;

4) due to indebtedness for policy loans; or

5) because of a combination of any of these factors.

If we have not received your premium payment (or payment of indebtedness on policy loans) necessary so that the net accumulation value of your policy is sufficient to pay the monthly deduction amount on a monthly anniversary day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the premium payment (or payment of indebtedness on policy loans) that must be paid to avoid termination of your policy.

If the amount stated in the notice is not paid to us within the grace period, then the policy will terminate. The grace period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the monthly anniversary day on which the monthly deduction could not be paid. If the insured dies during the grace period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the policy.

No Lapse Provision

Your policy includes a No Lapse provision. This means that your policy will not lapse as long as you have paid the required No Lapse premium. The No Lapse premium is the cumulative premium required to maintain the No Lapse provision, preventing your policy from lapse, and is shown in the policy specifications.

There is no difference in the calculation of policy values and death benefit between a policy that has the No Lapse provision, and a policy that does not. This is true whether or not the No Lapse provision is active and keeping the policy from lapsing.

Availability of the No Lapse provision may vary in some states. Where available, there is no charge for this feature. It is only available with death benefit options 1 and 2.

There are three levels of No Lapse protection:

1) a guarantee until the younger insured reaches, or would have reached, age 100 (must be selected at time of policy application);

2) a guarantee for the first 20 policy years; and

3) a guarantee for the first 10 policy years.



                                                                               Provision will terminate
   Level                       Lapse Protection                                  upon the earliest of
 Age 100        If elected, a payment of the age 100 No             1) the age 100 premium requirement is not
                Lapse premium is due as of the Date of              met,
                Issue and each monthly anniversary day to           2) there is a change in the death benefit
                guarantee the policy will not lapse before          option, or
                the younger insured reaches, or would have          3) the younger insured reaches, or would
                reached, age 100. All, or a portion of, the         have reached, age 100.

                remaining monthly premiums can be paid in
                                                                    A period of at least 61 days will be granted
                advance at any time.
                                                                    for the age 100 No Lapse premium if on any

                As long as the sum of all premium                   monthly anniversary day it is determined
                payments (less any indebtedness and                 that the age 100 No Lapse premium has not
                partial surrenders) is at least equal to the        been met. At least 31 days before the end of
                sum of the age 100 No Lapse premiums                that period, we will notify you of the amount
                since the Date of Issue, the policy will not        of premium necessary to maintain the age
                lapse until the younger insured reaches, or         100 No Lapse provision.

                would have reached, age 100, even if the
                                                                    Once the age 100 No Lapse provision is
                net accumulation value is insufficient to
                                                                    terminated, it cannot be reinstated.
                meet the monthly deductions.
                                                                    However, you may still qualify for either the
                                                                    20 year or 10 year No Lapse provision.

                                                                                       Provision will terminate
       Level                            Lapse Protection                                 upon the earliest of
 First 20 policy        During the first 20 years the policy will not        1) a change in the death benefit option,
 years                  lapse, even if the net accumulation value is         2) the younger insured reaches, or would
                        insufficient to meet the monthly deductions,         have reached, age 100, or
                        as long as the sum of:                               3) the beginning of the 21st policy year.

                        o all premium payments (less any partial             Failure to meet the No Lapse premium
                        surrenders) accumulated at 4% interest               requirement during the first 20 years does
                                                                             not terminate the No Lapse provision. Any
                        o minus any indebtedness
                                                                             premium shortfall can be made up while the

                        is at least equal to the sum of the 20 year          policy is in force or during the policy's
                        No Lapse premiums due since Date of Issue            grace period.

                        (shown in the policy specifications),
                                                                             Continuing to pay the 20 year No Lapse
                        accumulated at 4% interest.
                                                                             premium beyond the termination of the 20
                                                                             year No Lapse provision does not guarantee
                                                                             that the policy will not lapse. Payments
                                                                             must be sufficient to cover your monthly
                                                                             deductions.

                                                                             However, you may still qualify for the 10
                                                                             year No Lapse provision.
 First 10 policy        During the first 10 years the policy will not        1) a change in the death benefit option,
 years                  lapse, even if the net accumulation value is         2) the younger insured reaches, or would
                        insufficient to meet the monthly deductions,         have reached, age 100, or
                        as long as the sum of:                               3) the beginning of the 11th policy year.

                        o all premium payments (less any partial             Failure to meet the No Lapse premium
                        surrenders) accumulated at 4% interest               requirement during the first 10 years does
                                                                             not terminate the No Lapse provision. Any
                        o minus any indebtedness
                                                                             premium shortfall can be made up while the

                        is at least equal to the sum of the 10 year          policy is in force or during the policy's
                        No Lapse premiums due since Date of Issue            grace period.

                        (shown in the policy specifications),
                                                                             Continuing to pay the 10 year No Lapse
                        accumulated at 4% interest.
                                                                             premium beyond the termination of the 10
                                                                             year No Lapse provision does not guarantee
                                                                             that the policy will not lapse. Payments
                                                                             must be sufficient to cover your monthly
                                                                             deductions.

If you fail to satisfy the requirements for the age 100, 20 year and 10 year No Lapse provisions, and you have paid insufficient premium to cover your monthly deductions, the policy, after notice, and expiration of the policy's grace period, will lapse.

Your levels of No Lapse premiums are shown on the policy specifications pages. To determine if you are meeting the cumulative premium payment required to retain the No Lapse protection, review your most recent quarterly statement or contact our Administrative Office.

If the No Lapse provision terminates, the premiums you must pay to keep the policy in force may be significantly higher than the No Lapse premium would have been. If you pay only the minimum premium needed to keep the No Lapse provision in force, you may be foregoing the potential for increased accumulation value that higher premium payments could provide.

If you have selected the Supplemental Term Insurance Rider, as described in the Riders section of this prospectus, it will shorten the maximum time for you to keep your No Lapse protection. If you have chosen the Age 100 No Lapse provision, the maximum period will now be the first 20 years or the date the younger insured reaches, or would have reached, age 100. For the 10 year and 20 year No Lapse provisions, the maximum period will now be the first 5 policy years.

Your policy may also include the Overloan Protection Rider. If this rider is issued with your policy, you meet the requirements as described in this rider and have elected this benefit, your policy will not lapse solely based on indebtedness exceeding the accumulation value less the surrender charges. It is a limited benefit, in that it does not provide any additional death benefit or any increase in accumulation value. Also, it does not provide any type of market performance guarantee. There is no charge for adding this rider to your policy. However, if you choose to elect the benefit provided by the rider, there is a one-time charge which will not exceed 5.0% of the then current accumulation value. Once you elect the benefit, certain provisions of your policy will be impacted as described in the rider.



Reinstatement of a Lapsed Policy

If the No Lapse provision is not in effect, and your policy has lapsed, you may reinstate your policy within five years of the policy lapse date, if both insureds are living, provided:

1) it has not been surrendered;

2) there is an application for reinstatement in writing;

3) satisfactory evidence of insurability of both insureds is furnished to us and we agree to accept the risk for both insureds;

4) we receive a payment sufficient to keep your policy in force for at least two months; and

5) any accrued loan interest is paid and any remaining indebtedness is either paid or reinstated.


The reinstated policy will be effective as of the monthly anniversary day after the date on which we approve your application for reinstatement. Surrender charges will be reinstated as of the policy year in which your policy lapsed. Your accumulation value at reinstatement will be the net premium payment then made less all monthly deductions due. If a policy loan is being reinstated, the policy's Accumulation Value at reinstatement will be the Accumulation Value on the date the policy lapsed plus the Net Premium Payment made less all Monthly Deductions due.



TAX ISSUES
The federal income tax treatment of your policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the policy. You should always consult a tax advisor about the application of tax rules to your individual situation.



Taxation of Life Insurance Contracts in General

Tax Status of the Policy. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for federal tax purposes. We believe that the policy will meet the statutory definition of life insurance under the guideline premium test, which limits premiums paid depending upon the insured's age, gender, and risk classification, provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable will generally be excludable from the Beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the death of the insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the owner of the assets of the Separate Account for federal income tax purposes.

The Code also recognizes a cash value accumulation test, which does not limit premiums paid, but requires the policy to provide a minimum death benefit in relation to the policy value, depending on the insured's age, gender, and risk classification. We do not apply this test to the policy.

Investments in the Separate Account Must be Diversified. For a policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the policy Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your policy.

Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (accruing after the insured's death) which will be includible in the Beneficiary's income.

Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of Premium Payments and other consideration paid for the policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a "Modified Endowment Contract" (a "MEC") for federal income tax purposes.



Policies That Are MECs

Characterization of a Policy as a MEC. A Modified Endowment Contract (MEC) is a life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of 7702A of the Code. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by the "7-pay test," a test that compares actual paid premium in the first seven years against a pre-determined premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven policy years following the last material change.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the policy is a MEC, withdrawals from your policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.

Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.



Policies That Are Not MECs

Tax Treatment of Withdrawals. If the policy is not a MEC, the amount of any withdrawal from the policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy
Years. Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.


Tax Treatment of Loans. If your policy is not a MEC, a loan you receive under the policy is generally treated as your Indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income. Before purchasing a policy that includes the Overloan Protection Rider, you should note that if you elect to exercise the Overloan Protection Rider at any time during the policy's life, such exercise could be deemed to result in a taxable distribution of the outstanding loan balance. You should consult a tax advisor prior to exercising the Overloan Protection Rider to determine the tax consequences of such exercise.

Last Survivor Contract

Although we believe that the policy, when issued as a last survivor contract, complies with Section 7702 of the Code, the manner in which Section 7702 should be applied to last survivor contracts is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under
Section 7702 regarding this form of contract, there is necessarily some uncertainty whether a last survivor contract will meet the Section 7702 definition of a life insurance contract. As a result, we may need to return a portion of your premium (with earnings) and impose higher cost of insurance charges in the future.

Due to the coverage of more than one insured under the policy, there are special considerations in applying the 7-pay test. For example, a reduction in the death benefit at any time, such as may occur upon a partial surrender, may cause the policy to be a MEC. Also and more generally, the manner of applying the 7-pay test is somewhat uncertain in the case of policies covering more than one insured



Other Considerations

Insured Lives Past Age 100. If the younger insured survives beyond the end of the mortality table, which is used to measure charges for the policy and which ends at age 100, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the specified amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the cash value in the year the younger insured attains age 100.

Compliance with the Tax Law. We believe that the maximum amount of Premium Payments we have determined for the policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments, and, if the premium payments during a policy year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the federal tax definition of life insurance.

Disallowance of Interest Deductions. Interest on Policy Loan Indebtedness is not deductible.

If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.

In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisers for guidance as to their application.

Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

Changes in the Policy or Changes in the Law. Changing the Owner, exchanging the policy, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Fair Market Value of Your Policy

It is sometimes necessary for tax and other reasons to determine the "value" of your policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the owner, should consult with your advisers for guidance as to the appropriate methodology for determining the fair market value of the policy.



Tax Status of Lincoln Life

Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.


RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze a policy owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policy owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about a policy owner's account to government regulators.



Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted, (c) an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, partial withdrawal, surrender, or death benefit from a money market sub-account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.



LEGAL PROCEEDINGS
In the ordinary course of its business, the Company and its subsidiaries are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of the Separate Account or the Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.


FINANCIAL STATEMENTS

The December 31, 2010 financial statements of the Separate Account and the December 31, 2010 consolidated financial statements of the Company are located in the SAI.

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional information about Lincoln Life, the Separate Account and your policy may be found in the Statement of Additional Information (SAI).


                              Contents of the SAI





GENERAL INFORMATION
   Lincoln Life
   Capital Markets and Financial Ratings
   Registration Statement
   Changes of Investment Policy
   Principal Underwriter
   Disaster Plan
   Advertising
SERVICES
   Independent Registered Public Accounting
      Firm
   Accounting Services
   Checkbook Service for Disbursements



POLICY INFORMATION
   Assignment
   Change of Ownership
   Beneficiary
   Right to Convert Contract
   Change of Plan
   Settlement Options
   Deferral of Payments
   Incontestability
   Misstatement of Age or Gender
   Suicide
   Estate Tax Repeal Rider
PERFORMANCE DATA
FINANCIAL STATEMENTS
   Separate Account
   Company


The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your policy to this same address and telephone number.

You may request personalized illustrations of death benefits and policy values from your financial adviser without charge.

You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.

This prospectus, the funds prospectus, and the SAI are also available on our internet site, www.LincolnFinancial.com

Lincoln Life Flexible Premium Variable Life Account R
1933 Act Registration No. 333-115882
1940 Act Registration No. 811-08579

                               End of Prospectus

                           SAI 1

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)



                               Dated May 1, 2011
                  Relating to Prospectus Dated May 1, 2011 for



                            Lincoln SVUL-IV product



       Lincoln Life Flexible Premium Variable Life Account R, Registrant



             The Lincoln National Life Insurance Company, Depositor



The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your policy. It should be read in conjunction with the product prospectus.

A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:

Customer Service Center
One Granite Place
Concord, NH 03301

or by telephoning (800) 444-2363, and requesting a copy of the Lincoln SVUL-IV product prospectus.


                          TABLE OF CONTENTS OF THE SAI





Contents                                                   Page
-------------------------------------------------       ----------
GENERAL INFORMATION..............................             2
    Lincoln Life.................................             2
    Capital Markets and Financial Ratings........             2
    Registration Statement.......................             3
    Changes of Investment Policy.................             3
    Principal Underwriter........................             3
    Disaster Plan................................             3
    Advertising..................................             3
SERVICES.........................................             4
    Independent Registered Public Accounting
      Firm.......................................             4
    Accounting Services..........................             5
    Checkbook Service for Disbursements..........             5


Contents                                                   Page
-------------------------------------------------       ----------
POLICY INFORMATION...............................             5
    Assignment...................................             5
    Change of Ownership..........................             5
    Beneficiary..................................             5
    Right to Convert Contract....................             6
    Change of Plan...............................             6
    Settlement Options...........................             6
    Deferment of Payments........................             7
    Incontestability.............................             7
    Misstatement of Age or Gender................             7
    Suicide......................................             7
    Estate Tax Repeal Rider......................             8
PERFORMANCE DATA.................................             8
FINANCIAL STATEMENTS.............................             9
    Separate Account.............................           R-1
    Company......................................           S-1

GENERAL INFORMATION


Lincoln Life
The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "we", "us", "our") (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits, to the extent those proceeds and benefits exceed the then current Accumulation Value of your policy, are backed by the claims-paying ability of Lincoln Life.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.

A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.



Capital Markets and Financial Ratings


In any particular year, our capital may increase or decrease depending on a variety of factors -the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.

Nationally recognized rating agencies rate our financials as an insurance company. The ratings do not imply approval of the product and do not refer to the performance of the product, including underlying investment options, if any. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. All ratings are on outlook stable. Our financial strength ratings, which are intended to measure our ability to meet policyholder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.

Registration Statement

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.



Changes of Investment Policy


We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domocile, and in any other state or jurisdiction where this policy is issued.


If an owner objects, his or her policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the lives of the insureds. The owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion.The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance equal to or lower than the amount of the death benefit of the current policy on the date of the conversion.



Principal Underwriter


Lincoln Financial Distributors, Inc. ("LFD"), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $11,112,832 in 2010, $11,550,329 in 2009 and 15,614,729 in 2008 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.





Disaster Plan

Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.



Advertising

Lincoln Life is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps, A.M. Best Company and Fitch. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

More About the S&P 500 Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund seeks to approximate as closely as possible, before fees and expenses, the total return of the S&P 500 Index. To accomplish this objective the fund's sub-adviser, SSgA Funds Management, Inc. ("SFM"), attempts to buy and sell all of the index's securities in the same proportion as they are reflected in the S&P 500 Index, although the fund reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances. SFM does not seek to beat the S&P 500 Index and does not seek temporary defensive positions when markets appear to be overvalued. SFM makes no attempt to apply economic, financial or market analysis when managing the fund. Including a security among the fund's holdings implies no opinion as to its attractiveness as an investment.

The fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates one party to deliver (and the other party to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Instead, the buyer and seller settle the difference in cash between the contract price and the market price on the agreed upon date. The buyer pays the difference if the actual price is lower than the contract price and the seller pays the difference if the actual price is higher. There can be no assurance that a liquid market will exist at the time when the fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


SERVICES


Independent Registered Public Accounting Firm

Ernst & Young LLP, independent registered public accounting firm, Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Separate Account as of December 31, 2010; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2010, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

Accounting Services

We have entered into an agreement with the Bank of New York Mellon, N.A., One Mellon Bank Plaza, 500 Grant Street, Pittsburgh, PA, 19203, to provide accounting services to the Separate Account. Lincoln Life makes no separate charge against the assets of the Separate Account for this service.



Checkbook Service for Disbursements

We offer a checkbook service in which the Death Benefit Proceeds are transferred into an interest-bearing account, in the Beneficiary's name as owner of the account. Your Beneficiary has quick access to the proceeds and is the only one authorized to transfer proceeds from the account. This service allows the Beneficiary additional time to decide how to manage Death Benefit Proceeds with the balance earning interest from the day the account is opened.

We also offer this same checkbook service for surrenders of your policy of $5,000 or more. Once your request is processed, proceeds are placed in an interest-bearing account in your name. You have complete access to your proceeds through check writing privileges. You have the choice of leaving proceeds in this account or you may write checks immediately - even a check for the entire amount.


POLICY INFORMATION


Assignment
While either insured is living, you may assign your rights in the policy, including the right to change the beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after we have recorded any assignment.

Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the owner will not be permitted to take any action with respect to the policy without the consent of the assignee in writing.



Change of Ownership

As long as either insured is living, you may name a new owner by recording a change in ownership in writing at our Administrative Office. The change will be effective as of the date of the latest signature in good order. We may require that the policy be submitted to us for endorsement before making a change.



Beneficiary

The beneficiary is initially designated on the application and is the person who will receive the death benefit proceeds payable. Multiple beneficiaries will be paid in equal shares, unless otherwise specified to the Company.

You may change the beneficiary at any time while either insured is living, except when we have recorded an assignment of your policy or an agreement not to change the beneficiary. Any request for a change in the beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the owner has not reserved the right to change the beneficiary, such a request requires the consent of the beneficiary. The change will be effective as of the date of the latest signature in good order.

If any beneficiary dies before the death of the second insured, the beneficiary's potential interest shall pass to any surviving beneficiaries, unless otherwise specified to the Company. If no named beneficiary survives at the time of the death of the second insured, any death benefit proceeds will be paid to you, as the owner, or to your executor, administrator or assignee.



Right to Convert Contract

You may at any time transfer 100% of the policy's accumulation value to the general account and choose to have all future premium payments allocated to the general account. After you do this, the minimum period the policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of accumulation value, the specified amount, the sex, attained age and rating class of the insured at the time of transfer. The minimum period will decrease if you choose to surrender the policy or make a withdrawal. The minimum period will increase if you choose to decrease the specified amount, make additional premium payments, or we credit a higher interest rate or charge a lower cost of insurance rate than those guaranteed for the general account.



Change of Plan

Within 18 months of the date we issue your policy, you may exchange your policy without any evidence of insurability, for any one of the permanent life insurance policies then being issued by the Company which belong to the same class as this policy. Your request for exchange must be in writing. Unless agreed otherwise, the new policy will have the same initial amount of insurance, date of issue and age of the insured as the original policy.

You may exchange the policy for separate single life policies on each of the insureds under any of the following circumstances:

(1) a change in the Internal Revenue Code (IRC) that would result in a less favorable tax treatment of the insurance provided under this policy,

(2) the insureds are legally divorced while this policy is in force, or

(3) the insureds' business is legally dissolved while the policy is in force.

An exchange for separate policies is subject to all of the following conditions:

(1) both insureds are alive and the policy is in force at the time of the change in circumstances noted above,

(2) both insureds furnish evidence of insurability satisfactory to the Company, unless

  (a) the exchange is applied for within 12 months of the enactment of the change in the IRC, or (b) the exchange is applied for within 24 months of the date of legal divorce with the exchange to become effective after 24 months following the date of legal divorce,

(3) the amount of insurance of each new policy is not larger than one half of the amount of insurance then in force under this policy, and

(4) any other requirements as determined by the Company are met.

The new policy will not take effect until the date all such requirements are met. The premium for each new policy is determined according to the Company's rates in effect at that time for that policy based on each insured's attained age and premium class, if that premium class is available on a single-life basis. If either insured's premium class is not available on a single-life basis, the new policy for that insured cannot be issued unless satisfactory evidence of insurability is provided for an premium class that is available.



Settlement Options

You may elect or change a settlement option while at least one insured is alive. If you have not irrevocably selected a settlement option, the beneficiary may elect to change the settlement option within 90 days after the second insured dies. If no settlement option is selected, the death benefit proceeds will be paid in a lump sum.

If you assign your policy as collateral security, we will pay any amount due the assignee in one lump sum. We will pay any remaining death benefit proceeds as elected.

Your written request to elect, change, or revoke a settlement option must be received in our Administrative Office before payment of the lump sum or any settlement option is initiated. The first payment of the settlement option selected will become payable on the date proceeds are settled. Payments after the first payment will be made on the first day of each month. Once payments have begun, the policy cannot be surrendered and neither the payee nor the settlement option may be changed.

You have at least four settlement options:

1) an annuity for the lifetime of the payee;

2) an annuity for the lifetime of the payee, with monthly payments guaranteed for 60, 120, 180, or 240 months;

3) monthly payments for a stated number of years, at least five but no more than thirty; or

4) payment of a maximum of 3% interest annually on the sum left on deposit.

We may offer you or your beneficiary additional settlement options in the future.



Deferment of Payments

Amounts payable as a result of loans, surrenders or partial surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay premiums on policies with us.



Incontestability

The Company will not contest your policy or payment of the death benefit proceeds based on the initial specified amount, or an increase in the specified amount requiring evidence of insurability, after your policy or increase has been in force for two years from date of issue or increase (in accordance with state law).



Misstatement of Age or Gender

If the age or gender of either insureds has been misstated, benefits will be adjusted based on the following values:

1) the net amount at risk at the time of the second insured's death;

2) the ratio of the monthly cost of insurance applied in the policy month of death to the monthly cost of insurance that should have been applied at the true age and gender in the policy month of death; and

3) the accumulation value at the time of the second insured's death.

The amount of death benefit proceeds will be 1. multiplied by 2. and then the result added to 3.



Suicide

If the second insured dies by suicide, while sane or insane, within two years from the date of issue, the Company will pay no more than the sum of the premiums paid, less any indebtedness and the amount of any partial surrenders. If the second insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the specified amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount. This time period could be less depending on the state of issue.

Estate Tax Repeal Rider

The Estate Tax Repeal Rider is no longer available and, by its terms, is of no further effect. Under the terms and conditions of the rider, it terminated on January 1, 2011 because the repeal of the Federal Estate Tax Law was not made permanent nor was the repeal temporarily extended for two years past January 1, 2011.



PERFORMANCE DATA
Performance data may appear in sales literature or reports to owners or prospective buyers.

Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your policy's expenses.

Data reflects:

o an annual reduction for fund management fees and expenses, and

o a policy level mortality and expense charge applied on a daily equivalent basis, but

o no deductions for additional policy expenses (i.e., premium loads, administrative fees, and cost of insurance charges), which, if included, would have resulted in lower performance.

These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.

Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.

The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.

Money Market Sub-Account:

The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The Money Market Sub-Account's return is determined by:

a) calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then

b) dividing this figure by the account value at the beginning of the period;
   then

c) annualizing this result by the factor of 365/7.

Other Sub-Accounts:

The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

     P(1 + T)n = ERV


Where:        P = a hypothetical initial purchase payment of $1,000
              T = average annual total return for the period in question
              N = number of years
              ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that:

(1) all recurring fees have been charged to the policy owner's accounts; and

(2) there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an "N/A".


FINANCIAL STATEMENTS

The December 31, 2010 financial statements of the Separate Account and the December 31, 2010 consolidated financial statements of the Company follow.

       SUPPLEMENT DATED MAY 1, 2011 TO PROSPECTUSES DATED MAY 1, 2011

            LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M
  PRODUCTS: VUL(CV)-IV, VUL(DB)-IV, ASSETEDGE(SM) VUL, ASSETEDGE(SM) EXEC VUL

          LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R
                PRODUCTS: SVUL-IV, PRESERVATIONEDGE(SM) SVUL

          LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S
            PRODUCTS: LCV5, LINCOLN CORPORATE COMMITMENT VUL

          ISSUED BY THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

If your financial advisor is a member of M Financial Group:

This supplement provides information about four additional funds offered under your policy. A separate funds prospectus supplement for these four funds has also been prepared, and should be presented to you along with this product prospectus supplement. Except as amended by this supplement, all information in your product prospectus applies. The funds and their investment advisers/sub-advisers and objectives are listed below.

M FUND, INC., advised by M Financial Investment Advisers, Inc. (MFIA)

   - M INTERNATIONAL EQUITY FUND: Long-term capital appreciation. (Subadvised by Brandes Investment Partners, LP)
       THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

   - M BUSINESS OPPORTUNITY VALUE FUND: Long-term capital appreciation. (Subadvised by Iridian Asset Management LLC)
       THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

   - M CAPITAL APPRECIATION FUND: Maximum capital appreciation. (Subadvised by Frontier Capital Management Company LLC)
       THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

   -   M LARGE CAP GROWTH FUND: Long-term capital appreciation.
       (Subadvised by DSM Capital Partners, LLC)
       THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

                         PROSPECTUS 2

Lincoln Life Flexible Premium Variable Life Account R
The Lincoln National Life Insurance Company

Home Office Location:
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, IN 46802
(800) 454-6265

Administrative Office:
Customer Service Center
One Granite Place
Concord, NH 03301
(800) 444-2363

--------------------------------------------------------------------------------
 A Flexible Premium Variable Life Insurance Policy On the Lives of Two Insureds
--------------------------------------------------------------------------------
     This prospectus describes Lincoln PreservationEdgeSM SVUL, a flexible premium variable life insurance contract (the "Policy"), offered by The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "We", "Us", "Our"). The policy provides for death benefits and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the policy being offered.


     The state in which your policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your policy. You should refer to your policy for these state-specific features. Please check with your financial advisor regarding their availability.


     You, the owner, may allocate net premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account R ("Separate Account"), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund. Comprehensive information on the funds may be found in the funds prospectus which is furnished with this prospectus. Those funds are known as the Elite Series of funds (the "funds"), and such funds are offered by the following fund families.
                      o AllianceBernstein Variable Products Series Fund, Inc.

                      o American Century Investments Variable Portfolios, Inc.

                      o American Funds Insurance Series

                      o BlackRock Variable Series Funds, Inc.

                      o Delaware VIP (Reg. TM) Trust

                      o DWS Variable Series II

                      o Fidelity (Reg. TM) Variable Insurance Products

                      o Franklin Templeton Variable Insurance Products Trust

                      o Lincoln Variable Insurance Products Trust

                      o MFS (Reg. TM) Variable Insurance Trust

                      o PIMCO Variable Insurance Trust


     Additional information on Lincoln Life, the Separate Account and this policy may be found in the Statement of Additional Information (the "SAI"). See the last page of this prospectus for information on how you may obtain the SAI.



     Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.


     To be valid, this prospectus must have the current funds' prospectuses with it. Keep all prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.

This policy may not be available in all states, and this prospectus only offers the policy for sale in jurisdictions where such offer and sale are lawful.



                         Prospectus Dated: May 1, 2011

                                 Table of Contents





Contents                                                 Page
--------------------------------------------------      -----
POLICY SUMMARY....................................         3
    Benefits of Your Policy.......................         3
    Risks of Your Policy..........................         3
    Charges and Fees..............................         4
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT.............................         9
    Fund Participation Agreements.................        10
    Distribution of the Policies and
      Compensation................................        10
    Sub-Accounts and Funds........................        11
    Sub-Account Availability and Substitution of
      Funds.......................................        16
    Voting Rights.................................        17
POLICY CHARGES AND FEES...........................        17
    Premium Load; Net Premium Payment.............        18
    Surrender Charges.............................        18
    Partial Surrender Fee.........................        19
    Transfer Fee..................................        19
    Mortality and Expense Risk Charge.............        19
    Cost of Insurance Charge......................        19
    Administrative Fee............................        20
    Policy Loan Interest..........................        20
    Rider Charges.................................        20
YOUR INSURANCE POLICY.............................        20
    Application...................................        21
    Owner.........................................        21
    Right to Examine Period.......................        22
    Initial Specified Amount......................        22
    Transfers.....................................        22
    Market Timing.................................        23
    Optional Sub-Account Allocation Programs......        25
    Riders........................................        25
    Continuation of Coverage......................        26


Contents                                                 Page
--------------------------------------------------      -----
    Termination of Coverage.......................        26
    State Regulation..............................        27
PREMIUMS..........................................        27
    Allocation of Net Premium Payments............        27
    Planned Premiums; Additional Premiums.........        27
    Policy Values.................................        28
DEATH BENEFITS....................................        29
    Death Benefit Options.........................        29
    Changes to the Initial Specified Amount and
      Death Benefit Options.......................        30
    Death Benefit Proceeds........................        31
POLICY SURRENDERS.................................        31
    Partial Surrender.............................        32
POLICY LOANS......................................        33
LAPSE AND REINSTATEMENT...........................        33
    No Lapse Provision............................        34
    Reinstatement of a Lapsed Policy..............        36
TAX ISSUES........................................        36
    Taxation of Life Insurance Contracts in
      General.....................................        36
    Policies That Are MECs........................        37
    Policies That Are Not MECs....................        38
    Last Survivor Contract........................        39
    Other Considerations..........................        39
    Fair Market Value of Your Policy..............        40
    Tax Status of Lincoln Life....................        40
RESTRICTIONS ON FINANCIAL
  TRANSACTIONS....................................        40
LEGAL PROCEEDINGS.................................        41
FINANCIAL STATEMENTS..............................        41
CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION..........................        42
GLOSSARY OF TERMS.................................        43

POLICY SUMMARY


Benefits of Your Policy

Death Benefit Protection. The policy described in this prospectus is a variable life insurance policy which provides death benefit protection on the lives of two insureds. Upon the death of the first insured, the policy pays no death benefit. The policy will pay the death benefit only when the second insured has died. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The policy may not be traded on any stock exchange and is not intended to be sold on any secondary market. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of premium payments.


Tax Deferred Accumulation. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account, or interest from the Fixed Account, is automatically reinvested without being taxed to the policy owner.

Access to Your Policy Values. Variable life insurance offers access to policy values. You may borrow against your policy or surrender all or a portion of your policy. Your policy can support a variety of personal and business financial planning needs.

Flexibility. The policy is a flexible premium variable life insurance policy in which flexible premium payments are permitted. You may select death benefit options, lapse protection coverage, and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium payments and cash values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as "underlying funds" (or "Underlying Funds"). You should refer to this prospectus and the prospectus for each underlying fund for comprehensive information on the Sub-Accounts and the funds. You may also allocate premiums and accumulation values to the Fixed Account.



Risks of Your Policy

Fluctuating Investment Performance. Sub-Accounts and policy values in the Sub-Accounts are not guaranteed and will increase and decrease in value according to investment performance of the underlying fund. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's objective and risk is found in this prospectus. A comprehensive discussion of each underlying fund's objective and risk is found in that fund's prospectus. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the funds underlying each Sub-Account will impact the policy's accumulation value and will impact how long the policy remains in force, its tax status, and the amount of premium you need to pay to keep the policy in force.

Policy Values in the General Account. Premium payments and Accumulation Values allocated to the Fixed Account are held in the Company's General Account. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the policy, including those relating to the payment of death benefits. For more information, please see "Lincoln Life, The Separate Account and The General Account" section of this prospectus.

Unsuitable for Short-Term Investment. This policy is intended for long-term financial and investment planning for persons needing death benefit protection. It is unsuitable for short-term goals and is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient premiums must be paid to keep a policy in force. There is a risk of lapse if premiums are too low in relation to the insurance amount or if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. In addition, outstanding policy loans and partial surrenders will increase the risk of lapse.

Decreasing Death Benefit. Outstanding policy loans or any amounts that you have surrendered or withdrawn will reduce your policy's death benefit. Depending upon your choice of death benefit option, adverse performance of the Sub-Accounts you choose may also decrease your policy's death benefit.

Consequences of Surrender. Surrender charges are assessed if you surrender your policy within the first 10 policy years. Depending on the amount of premium paid, or any reduction in specified amount, there may be little or no surrender value available. Partial surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional premium payments. Full or partial surrenders may result in tax consequences.

Tax Consequences. You should always consult a tax adviser about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.

Tax Treatment of Life Insurance Contracts. The policies are designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your policy, and the deferral of taxation of any increase in the value of your policy. If the policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more premiums than permitted under the federal tax law your policy may still be life insurance but will be classified as a Modified Endowment Contract whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.

Tax Law Compliance. We believe that the policy will satisfy the federal tax law definition of life insurance, and we will monitor your policy for compliance with the tax law requirements. The discussion of the tax treatment of your policy is based on the current policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the policy, as well as any changes in the current tax law requirements, may affect the policy's qualification as life insurance or may have other tax consequences.



Charges and Fees

This section describes the fees and expenses that you will pay when buying, owning or surrendering your policy. Refer to the "Policy Charges and Fees" section later in this prospectus for more information.


Table I describes the fees and expenses that you will pay at the time you purchase your policy, surrender your policy, or transfer accumulation values between Sub-Accounts.




                                  Table I: Transaction Fees
                                    When Charge                           Amount
         Charge                     is Deducted                          Deducted
 Maximum sales charge        When you pay a premium.        5.0% from each premium payment.1
 imposed on premiums
 (Premium Load)

                                               Table I: Transaction Fees
                                           When Charge                                      Amount
          Charge                           is Deducted                                     Deducted
 Surrender Charge*2             For up to 10 years from the
                                Policy Date a Surrender Charge
                                will be deducted at the time you
                                effect a Full Surrender of your
                                policy or effect a Reduction of
                                Specified Amount.
  Maximum and                                                          The surrender charge ranges from a maximum
  Minimum Charge                                                       of $54.53 to a minimum of $0.00 per $1,000 of
                                                                       specified amount.
  Charge for a                                                         For a male, age 55, standard non-tobacco, and a
  Representative Insured                                               female, age 55, standard non-tobacco, in year
                                                                       one, the maximum surrender charge is $29.24
                                                                       per $1,000 of specified amount.
  Fund Transfer Fee             Applied to any transfer request        $25
                                in excess of 24 made during
                                any policy year.




  * These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial advisor. 1The maximum sales charge imposed on premiums is anticipated to cover the Company's costs for sales expenses and any policy-related state and federal tax liabilities. Policy-related taxes imposed by states range from 0.0% to 4.0%. In considering policy-related state taxes component of the sales charge, the Company considers the average of the taxes imposed by the states rather than any taxes specifically imposed by the state in which the policy owner resides.
  2 During the life of the policy, you may request one or more Partial Surrenders, each of which may not exceed 90% of your policy's Surrender Value as of the date of your request. If you wish to surrender more than 90% of your policy's Surrender Value, you must request a Full Surrender of your policy, which is subject to the Surrender Charge reflected in the table above. (See section headed "Partial Surrenders" for a discussion of Partial Surrenders of your policy.)



Table II describes the fees and expenses that you will pay periodically during the time that you own your policy, not including the fund operating expenses shown in Table III.



                 Table II: Periodic Charges Other Than Fund Operating Expenses
                            When Charge                             Amount
        Charge              is Deducted                            Deducted
 Cost of Insurance*        Monthly
  Maximum and                                 The monthly cost of insurance rates for standard
  Minimum Charge                              issue individuals ranges from a guaranteed
                                              maximum of $83.33 per $1,000 per month to a
                                              guaranteed minimum of $0.00 per $1,000 per
                                              month of net amount at risk.

                                              Individuals with a higher mortality risk than
                                              standard issue individuals can be charged from
                                              135% to 5,000% of the standard rate.

                          Table II: Periodic Charges Other Than Fund Operating Expenses
                                        When Charge                                    Amount
          Charge                        is Deducted                                   Deducted
 Charge for a                                                    For a male, age 55, standard non-tobacco, and a
 Representative Insured                                          female, age 55, standard non-tobacco, the
                                                                 guaranteed maximum monthly cost of insurance
                                                                 rate is $0.00005 per $1,000 of net amount at
                                                                 risk in the year of policy issue.
 Mortality and Expense          Daily (at the end of each        Daily charge as a percentage of the value of the
 Risk Charge ("M&E")            valuation day).                  Separate Account, guaranteed at an effective
                                                                 annual rate of 0.20% in all policy years.3
 Administrative Fee*            Monthly                          A flat fee of $10 per month in all years.
  Maximum and                                                    For the first 120 months from issue date or
  Minimum Charge                                                 increase in specified amount, there is an
                                                                 additional charge. The monthly charge ranges
                                                                 from a maximum of $0.90 per $1,000 of initial
                                                                 specified amount or increase in specified
                                                                 amount to a minimum of $0.06834 per $1,000
                                                                 of initial specified amount or increase in
                                                                 specified amount.
  Charge for a                                                   For a male, age 55, standard non-tobacco, and a
  Representative Insured                                         female, age 55, standard non-tobacco, the
                                                                 maximum additional monthly charge is
                                                                 $0.22334 per $1,000 of initial specified amount
                                                                 or increase in specified amount.
 Policy Loan Interest           Annually                         4.0% annually of the amount held in the loan
                                                                 account.4




  * These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial adviser.
     3 Guaranteed at an effective annual rate of 0.10% in policy years 1-20 and 0.00% in policy years 21 and beyond.
     4 Annual interest rate of 4% in years 1-10, and 3.0% in years 11 and later.




       Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                           When Charge                         Amount
       Charge              is Deducted                        Deducted
 Rider Charges                               Individualized based on optional Rider(s)
                                             selected.
 Supplemental Term        Monthly
 Insurance Rider*

                    Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                        When Charge                                   Amount
          Charge                        is Deducted                                  Deducted
  Maximum and                                                   The monthly cost of insurance rates for standard
  Minimum Charge                                                issue individuals ranges from a guaranteed
                                                                maximum of $83.33 per $1,000 per month to a
                                                                guaranteed minimum of $0.00 per $1,000 per
                                                                month of net amount at risk.

                                                                Individuals with a higher mortality risk than
                                                                standard issue individuals can be charged from
                                                                135% to 5,000% of the standard rate.

                                                                For the first 120 months from issue date or
                                                                increase in term specified amount, there is an
                                                                additional charge. The monthly charge ranges
                                                                from a maximum of $0.20 per $1,000 of term
                                                                specified amount or increase in term specified
                                                                amount to a minimum of $0.03334 per $1,000
                                                                of term specified amount or increase in term
                                                                specified amount.
  Charge for a                                                  For a male, age 55, standard non-tobacco, and a
  Representative Insured                                        female, age 55, standard non-tobacco, the
                                                                guaranteed maximum monthly cost of insurance
                                                                rate is $0.00005 per $1,000 of net amount at
                                                                risk in the year of policy issue.

                                                                For a male, age 55, standard non-tobacco, and a
                                                                female, age 55, standard non-tobacco, the
                                                                maximum additional monthly charge is $0.035
                                                                per $1,000 of term specified amount or increase
                                                                in term specified amount.
  Overloan Protection           One-time charge when you        Maximum charge of 5% of the then current
  Rider                         elect to use the benefit        accumulation value.


  * These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial adviser.


Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the funds that you may pay during the time you own your policy. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

These fees and expenses may change at any time.




 Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund
                                     assets)
            Total Annual Operating Expense                  Maximum        Minimum
 Total management fees, distribution and/or service        2.33% 2         0.30%
 (12b-1) fees, and other expenses.

Table III: Total Annual Fund Operating Expenses (expenses that are
                 deducted from fund assets)
 Total Annual Operating Expense        Maximum        Minimum



  2 The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 0.72%. These waivers and reductions generally extend through April 30, 2012 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to the funds prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by Underlying Funds, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("Redemption Fees") not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such funds, copies of which accompany this prospectus or may be obtained by calling 1-800-444-2363.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation
(LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under "How to Obtain More Information." Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to our policy owners. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

Lincoln Life Flexible Premium Variable Life Account R (Separate Account) is a Separate Account of the Company which was established on December 2, 1997. The investment performance of assets in the Separate Account is kept separate from that of the Company's General Account. Separate Account assets attributable to the policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "SEC" or the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "Separate Account." Any changes in the investment policy of the Separate Account must be approved by the Indiana Department of Insurance.

You may also allocate your Premium Payments and Accumulation Values in whole or in part to the Fixed Account ("Fixed Account"). In the Fixed Account, your principal is guaranteed. Fixed Account assets are general assets of the Company, and are held in the Company's General Account. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information, please write to us at: PO Box 7866, Fort Wayne, IN

46802-7866, or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.



Fund Participation Agreements


In order to make the funds in which the Sub-Accounts invest available, Lincoln Life has entered into agreements with the trusts or corporations and their advisers or distributors. In some of these agreements, we must perform certain administrative services for the fund advisers or distributors. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.25% based upon the assets of an Underlying Fund attributable to the policies. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the contract. Additionally, a fund's adviser and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts to participate in sales meetings. The compensation may come from 12b-1 fees, or be paid by the advisers or distributors. The funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Funds Insurance Series, Fidelity Variable Insurance Products, Lincoln Variable Insurance Products Trust, and PIMCO Variable Insurance Trust.


Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.



Distribution of the Policies and Compensation


The policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company's Principal Underwriter, Lincoln Financial Distributors, Inc. ("LFD"). The Company's affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation. (collectively, "LFN"), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.

The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 140% of the first year premium and 5% of all other premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the policy owner has made at the time of application for the policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.


In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non cash compensation." The latter, as defined in FINRA Conduct Rule 2820, includes such things as office space, computers, club credit, prizes, awards, and training and education meetings.

Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the policies.


These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a policy.


Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, certain "wholesalers," who control access to certain selling offices, may be compensated for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. One of the wholesalers is Lincoln Financial Distributors, Inc. ("LFD"), a registered broker-dealer, also an affiliate of Lincoln Life. Marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers, may also be compensated. Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your policy.

We do not anticipate that the surrender charge, together with the portion of the premium load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your policy. Any such shortfall would be available for recovery from the Company's general account, which supports insurance and annuity obligations.



Sub-Accounts and Funds


The variable investment options in the policy are Sub-Accounts of the Separate Account ("Sub-Accounts"). Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate Underlying Fund. You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.


We create Sub-Accounts and select the funds the shares of which are purchased by amounts allocated or transferred to the Sub-Accounts based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment adviser, or its distributor. We review each fund periodically after it is selected. Upon review, we may either close a Sub-Account or restrict allocation of additional purchase payments to a Sub-Account if we determine the fund in which such Sub-Account invests no longer meets one or more of the factors and/or if the Sub-Account has not attracted significant policy owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the fund in which a Sub-Account invests, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment adviser or subadviser. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.

Several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual fund prospectus.

There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund's prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.

Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.

The Underlying Funds and their investment advisers/subadvisers and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that funds' prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-800-444-2363 or by referring to the contact information provided by the Underlying Fund's on the cover page of its summary prospectus.


AllianceBernstein Variable Products Series Fund, Inc., advised by
AllianceBernstein, L.P.


   o AllianceBernstein Global Thematic Growth Portfolio (Class A): Long-term growth of capital.

   o AllianceBernstein Growth and Income Portfolio (Class A): Long-term growth of capital.
     This fund is available only to existing policy owners as of May 16, 2011. Consult your financial advisor.

   o AllianceBernstein International Value Portfolio (Class A): Long-term growth of capital.

   o AllianceBernstein Small/Mid Cap Value Portfolio (Class A): Long-term growth of capital.



American Century Investments Variable Portfolios, Inc., advised by American Century Investment Management, Inc.

   o Inflation Protection Fund (Class I): Long-term total return.
     This fund is available only to existing policy owners as of May 17, 2010. Consult your financial advisor.


American Funds Insurance Series, advised by Capital Research and Management
     Company.

   o Global Growth Fund (Class 2): Long-term growth.

   o Global Small Capitalization Fund (Class 2): Long-term growth.

   o Growth Fund (Class 2): Long-term growth.


   o Growth-Income Fund (Class 2): Long-term growth and income.


   o International Fund (Class 2): Long-term growth.


BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC


   o Global Allocation VI Fund (Class I): High total investment return.

Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company.*


   o Diversified Income Series (Standard Class): Long-term total return.

   o Emerging Markets Series (Standard Class): Long-term capital appreciation.

   o High Yield Series (Standard Class): Total return and secondarily high current income.

     This fund is available only to existing policy owners as of May 17, 2010. Consult your financial advisor.


   o Limited-Term Diversified Income Series (Standard Class): Long-term total return.


   o REIT Series (Standard Class): Total return.

   o Small Cap Value Series (Standard Class): Capital appreciation.


   o Smid Cap Growth Series (Standard Class): Long-term capital appreciation. (formerly Trend Series)

   o U. S. Growth Series (Standard Class): Long-term capital appreciation.

   o Value Series (Standard Class): Capital appreciation.



DWS Variable Series II, advised by Deutsche Investment Management Americas, Inc. and subadvised by RREEF America L.L.C.


   o DWS Alternative Asset Allocation Plus VIP Portfolio (Class A)(2): Capital appreciation.



Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management & Research Company and subadvised by FMR CO., Inc.

   o Contrafund (Reg. TM) Portfolio (Service Class): Long-term capital appreciation.

   o Growth Portfolio (Service Class): Capital appreciation.


   o Mid Cap Portfolio (Service Class): Long-term growth of capital.

   o Overseas Portfolio (Service Class): Long-term growth of capital.
     This fund is available only to existing policy owners as of May 16, 2011. Consult your financial advisor.



Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund, the Franklin Small-Mid Cap Growth Securities Fund and the Templeton Global Bond Securities Fund, and by Franklin Mutual Advisers, LLC for the Mutual Shares Securities Fund.


   o Franklin Income Securities Fund (Class 1): Maximize income.


   o Franklin Small-Mid Cap Growth Securities Fund (Class 1): Long-term capital growth.

     This fund is available only to existing policy owners as of May 16, 2011. Consult your financial advisor.


   o Mutual Shares Securities Fund (Class 1): Capital appreciation.

   o Templeton Global Bond Securities Fund (Class 1): High current income. This fund is available only to existing policy owners as of May 18, 2009.
Consult your financial advisor.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
     Advisors Corporation.

   o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
     (Subadvised by BAMCO, Inc.)

   o LVIP BlackRock Inflation Protected Bond Fund (Standard Class): Maximize real return.

     (Subadvised by BlackRock Financial Management, Inc.)


   o LVIP Capital Growth Fund (Standard Class): Capital growth.
     (Subadvised by Wellington Management Company, LLP)

   o LVIP Cohen & Steers Global Real Estate Fund (Standard Class): Total return.
     (Subadvised by Cohen & Steers Capital Management)

   o LVIP Columbia Value Opportunities Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Columbia Management Advisors, LLC)

   o LVIP Delaware Bond Fund (Standard Class): Current income.
     (Subadvised by Delaware Management Company)*

   o LVIP Delaware Diversified Floating Rate Fund (Standard Class): Total return.

     (Subadvised by Delaware Management Company)*


   o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund (Standard Class): Long-term capital growth.
     (Subadvised by Delaware Management Company)*
     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

   o LVIP Delaware Growth and Income Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)*

     This fund is available only to existing policy owners as of May 16, 2011. Consult your financial advisor.


   o LVIP Delaware Social Awareness Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)*

   o LVIP Delaware Special Opportunities Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)*


   o LVIP Dimensional Non-U.S. Equity Fund (Standard Class)(2): Capital appreciation.
     This fund will be available on or about May 16, 2011. Consult your financial advisor.

   o LVIP Dimensional U.S. Equity Fund (Standard Class)(2): Capital appreciation.
     This fund will be available on or about May 16, 2011. Consult your financial advisor.


   o LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
     (Subadvised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)

   o LVIP Janus Capital Appreciation Fund (Standard Class): Long-term growth. (Subadvised by Janus Capital Management LLC)

   o LVIP J.P. Morgan High Yield Fund (Standard Class): High level of current income.

     (Subadvised by J.P. Morgan Investment Management, Inc.)

   o LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Massachusetts Financial Services Company)
     (formerly LVIP Marsico International Growth Fund)


   o LVIP MFS Value Fund (Standard Class): Capital appreciation.
     (Subadvised by Massachusetts Financial Services Company)

   o LVIP Mid-Cap Value Fund (Standard Class): Long-term capital appreciation. (Subadvised by Wellington Management Company, LLP)

   o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Mondrian Investment Partners Limited)

   o LVIP Money Market Fund (Standard Class): Current income/Preservation of capital.
     (Subadvised by Delaware Management Company)

   o LVIP SSgA Bond Index Fund (Standard Class): Replicate Barclays Aggregate Bond Index.
     (Subadvised by SSgA Funds Management, Inc.)


   o LVIP SSgA Conservative Index Allocation Fund (Standard Class)(2): Current income with growth of capital.

   o LVIP SSgA Conservative Structured Allocation Fund: (Standard Class)(2):
      Current income with growth of capital.


   o LVIP SSgA Developed International 150 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Emerging Markets 100 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)


   o LVIP SSgA Global Tactical Allocation Fund (Standard Class)(2): Long-term growth of capital.
     (formerly LVIP Wilshire Aggressive Profile Fund)
     (Subadvised by SSgA Funds Management, Inc.)


   o LVIP SSgA International Index Fund (Standard Class): Replicate broad foreign index..
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Large Cap 100 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)


   o LVIP SSgA Moderate Index Allocation Fund (Standard Class)(2): Current income with growth of capital.

   o LVIP SSgA Moderate Structured Allocation Fund (Standard Class)(2): Current income with growth of capital.

   o LVIP SSgA Moderately Aggressive Index Allocation Fund (Standard Class)(2):
      Current income with growth of capital.

   o LVIP SSgA Moderately Aggressive Structured Allocation Fund (Standard Class)(2): Current income with growth of capital.


   o LVIP SSgA S&P 500 Index Fund (Standard Class)(1): Replicate S&P 500 Index.

     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Small/Mid Cap 200 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Small-Cap Index Fund (Standard Class): Replicate Russell 2000 Index.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term growth of capital.
     (Subadvised by T. Rowe Price Associates, Inc.)

   o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class):
      Maximum capital appreciation.
     (Subadvised by T. Rowe Price Associates, Inc.)

   o LVIP Templeton Growth Fund (Standard Class): Long-term growth of capital. (Subadvised by Templeton Investment Counsel, LLC)


   o LVIP Total Bond Fund (Standard Class): Total return consistent with capital appreciation.
     This fund will be available on or about May 16, 2011. Consult your financial advisor.


   o LVIP Turner Mid-Cap Growth Fund (Standard Class): Capital appreciation. (Subadvised by Turner Investment Partners)


   o LVIP Vanguard Domestic Equity ETF Fund (Standard Class)(2): Capital appreciation.
     This fund will be available on or about May 16, 2011. Consult your financial advisor.

   o LVIP Vanguard International Equity ETF Fund (Standard Class)(2): Capital appreciation.
     This fund will be available on or about May 16, 2011. Consult your financial advisor.

   o LVIP Wells Fargo Intrinsic Value Fund (Standard Class): Income. (Subadvised by Metropolitan West Capital Management)

   o LVIP 2010 Profile Fund (Standard Class)(2): Total return.
     (formerly LVIP Wilshire 2010 Profile Fund)

     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.


   o LVIP 2020 Profile Fund (Standard Class)(2): Total return.
     (formerly LVIP Wilshire 2020 Profile Fund)

     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

   o LVIP 2030 Profile Fund (Standard Class)(2): Total return.
     (formerly LVIP Wilshire 2030 Profile Fund)

     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.


   o LVIP 2040 Profile Fund (Standard Class)(2): Total return.
     (formerly LVIP Wilshire 2040 Profile Fund)

     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.


   o LVIP Conservative Profile Fund (Standard Class)(2): Current income. (formerly LVIP Wilshire Conservative Profile Fund)

   o LVIP Moderate Profile Fund (Standard Class)(2): Growth and income. (formerly LVIP Wilshire Moderate Profile Fund)

   o LVIP Moderately Aggressive Profile Fund (Standard Class)(2): Growth and income.
     (formerly LVIP Wilshire Moderately Aggressive Profile Fund)



MFS (Reg. TM) Variable Insurance Trust, advised by Massachusetts Financial
     Services Company

   o Growth Series (Initial Class): Capital appreciation.


   o Total Return Series (Initial Class): Total return.
     This fund is available only to existing policy owners as of May 16, 2011. Consult your financial advisor.


   o Utilities Series (Initial Class): Total return.


PIMCO Variable Insurance Trust, advised by PIMCO

   o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio (Administrative Class): Maximum real return.


  *Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.


  (1)"S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)


  (2)These are "Fund of Funds" and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.




Sub-Account Availability and Substitution of Funds

Lincoln Life may close Sub-Accounts and may seek to substitute shares of other funds as the fund in which a Sub-Account invests if:

1) the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or

2) the Sub-Account has not attracted significant policy owner allocations; or

3) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.

We will obtain any necessary regulatory or other approvals prior to such a change. We will endorse your policy as required to reflect any withdrawal or substitution of underlying funds. Substitute funds may have higher charges than the funds being replaced.

Voting Rights

The Underlying Funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares held by our Sub-Account in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.

We will notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding fund, as of a date chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your policy. If we do not receive instructions from you, we will vote the shares attributable to your policy in the same proportion as we vote other shares based on instructions received from other policy owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.

Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "Quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each policy owner provide their voting instructions to the Company. Even though policy owners may choose not to provide voting instruction, the shares of a fund to which such policy owners would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of policy owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a Quorum requirement has been met.


POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your policy, assuming risks associated with your policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.

In addition to policy charges, the investment adviser for each of the underlying funds deducts a daily charge as a percent of the value in each fund as an asset management charge. The charge reflects asset management fees of the investment adviser. Other expenses (including 12b-1 fees for Class 2 shares and other expenses) are incurred by the funds and deducted from fund assets. Values in the Sub-Accounts are reduced by these charges. Future fund expenses may vary. Detailed information about charges and expenses incurred by each underlying fund is contained in that fund's prospectus.

The monthly deductions, including the cost of insurance charges, may be deducted in two ways:

1) Proportionately from the net accumulation value of each Sub-Account and the Fixed Account subject to the charge.

2) From the net accumulation value of specific funds which you have designated.

If you have selected designated funds, and in a given month there is not sufficient value in those funds to cover the monthly deduction, we will take the remaining monthly deduction pro rata from the rest of the funds in your policy that have value.

If you have not selected designated funds, the monthly deductions will be taken pro rata from all of the funds in your policy that have value.

The monthly deductions are made on the "monthly anniversary day," which is the Date of Issue and the same day of each month thereafter. If the day that would otherwise be a monthly anniversary day is non-existent for that month, or is not a valuation day, then the monthly anniversary day is the next valuation day. You may select or change designated funds at any time prior to a monthly anniversary day by contacting our Administrative Office.

If the net accumulation value is insufficient to cover the current monthly deduction, you have a 61-day grace period to make a payment sufficient to cover that deduction.



Premium Load; Net Premium Payment

We make a deduction from each premium payment. This amount, referred to as "premium load," covers certain policy-related state and federal tax liabilities. It also covers a portion of the sales expenses incurred by the Company. We currently deduct 3.5% from each premium payment in all policy years. We reserve the right to increase this charge, but guarantee it will not exceed 5.0% from each premium payment. The premium payment, after deduction of the premium load, is called the "net premium payment."



Surrender Charges

A surrender charge may apply if the policy is totally surrendered or has a decrease in the specified amount of death benefit. The surrender charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of surrender charges is included in each policy.

The surrender charge varies by age of the insureds, the number of years since the date of policy issue or the date of an increase in specified amount, and the specified amount. The surrender charge will never exceed $54.53 per $1,000 of specified amount. A personalized schedule of surrender charges is included in each policy. You may obtain more information about the surrender charges that would apply to your policy by requesting a personalized illustration from your insurance representative.

The duration of the surrender charge is 10 years for full surrenders and decreases in specified amount.

Surrender charges are assessed by withdrawing value from the Sub-Accounts and the Fixed Account proportionately. The surrender charge will not exceed the policy value. All surrender charges decline to zero within 10 years following policy issue, or any increase in specified amount.

Upon either a full surrender of the policy or a decrease in specified amount, the charge will be subject to the following conditions:

A. For decreases in specified amount, excluding full surrender of the policy, no surrender charge will be applied where the decrease:

     1) occurs after the tenth policy anniversary following policy issue; or

     2) is directly caused by a death benefit option change; or

     3) is caused by a partial surrender; or

     4) when added to the sum of all prior decreases, does not exceed 25% of the initial specified amount.

B. For all other decreases, the charge will be calculated as 1) minus 2), then divided by 3) and then multiplied by 4), where:

     1) is the amount of this decrease plus any prior decreases;

     2) is the greater of an amount equal to 25% of the initial specified amount or the sum of all prior decreases;

     3) is the initial specified amount; and

     4) is the then applicable surrender charge from the schedule in the policy.

We may refuse or limit requests for decreases in specified amount, to the extent there is insufficient value to cover the necessary surrender charges.

If you increase the specified amount, a new surrender charge will be applicable to each increase. This charge is in addition to any surrender charge on the existing specified amount. Upon an increase in specified amount, we will send you a confirmation of the increase.


Upon full surrender of your policy following a policy decrease, the surrender charge will be calculated as the entire amount shown in the policy specifications, multiplied by one minus the percentage of the initial specified amount for which a surrender charge was previously assessed. The charge assessed upon a full surrender will not exceed the policy's value.


Any surrender may have tax implications. Consult your tax or other financial adviser before initiating a surrender.



Partial Surrender Fee

No surrender charge or administrative fee is imposed on a partial surrender.



Transfer Fee

For each transfer request in excess of 24 made during any policy year, we reserve the right to charge you an administrative fee of $25.



Mortality and Expense Risk Charge

We assess a daily mortality and expense risk charge as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the insureds may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the policies will be greater than we originally estimated. The charge is guaranteed at an effective annual rate of 0.20% in all policy years. The current charge is 0.10% in policy years 1-20 and 0.00% in policy years 21 and beyond.



Cost of Insurance Charge

A significant cost of variable life insurance is the "Cost of Insurance Charge". This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.

The Cost of Insurance Charge for your policy depends on the current "Net Amount at Risk". The Net Amount at Risk is the death benefit, without regard to any benefits payable at the insured's death under any riders, minus the greater of zero or the Policy's Accumulation Value. Because the Accumulation Value will vary with investment performance, Premium payment patterns and charges, the Net Amount at Risk will vary accordingly.

The Cost of Insurance Charge is determined monthly by dividing the death benefit at the beginning of the policy month by 1 plus .0024663 (the monthly equivalent of an effective annual rate of 3.0%), subtracting the Accumulation Value at the beginning of the policy month, and multiplying the result (the "Net Amount at Risk") by the applicable current cost of insurance rate as determined by the Company. The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy's specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the policy duration, the age, gender (in accordance with state law) and underwriting category of each insured. Please note that it will generally increase each policy year as the insureds age. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in "Table II:
Periodic Charges Other Than Fund Operating Expenses" in this prospectus.



Administrative Fee

There is a flat monthly deduction of $10. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.

For the first 120 months from policy issue date or increase in specified amount, there is an additional charge which will never exceed $0.90 per $1,000 of initial specified amount or increase in specified amount. The charge is based on each insured's age and the specified amount. If an increase occurs, each insured's current insurance age will be the issue age for the new coverage.



Policy Loan Interest

If you borrow against your policy, interest will be charged to the Loan Account Value. The annual effective interest rate is 4% in years 1-10, 3% in years 11 and beyond. We will credit 3% interest on the loan account value in all years.



Rider Charges


Supplemental Term Insurance Rider. This optional rider provides annually renewable term insurance, which terminates when the younger insured reaches, or would have reached, age 121. There are monthly cost of insurance charges for this rider, based on the policy duration, and the age, gender and underwriting category of each insured. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that policy year. In addition, there is a monthly charge per $1,000 of term coverage for the first 120 months from issue date or increase in term specified amount.


Overloan Protection Rider. There is a one-time charge for this rider if you choose to elect the benefit. This charge will not exceed 5.0% of the then current Accumulation Value.


YOUR INSURANCE POLICY
Your policy is a life insurance contract that provides for a death benefit payable on the death of the second insured. The policy and the application constitute the entire contract between you and Lincoln Life.

If we obtain appropriate approvals from policy owners and securities regulators, we may:

o change the investment objective of the Separate Account;

o operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;

o deregister the Separate Account; or

o combine the Separate Account with another separate account.

We will notify you of any change that is made.

The policy includes policy specifications pages, with supporting schedules. These pages and schedules provide important information about your policy such as: the identity of the insureds and owner; Date of Issue; the initial specified amount; the death benefit option selected; issue ages; named beneficiary; initial premium payment;

surrender charges; expense charges and fees; No Lapse premium (subject to state availability); and guaranteed maximum cost of insurance rates.

When your policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.

The policy is nonparticipating. This means that no dividends are payable to you. In addition, your policy does not share in the profits or surplus earnings of the Company.

Before purchasing the policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The insureds will need to prove current insurability and there may be a new contestable period for the new policy. The death benefit and policy values may be less for some period of time in the new policy.

The Date of Issue is the date on which we begin life insurance coverage. This is the date from which policy years, policy anniversary and ages are determined.

Once your policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.

We cannot process your requests for transactions relating to the Policy until we have received the request in "good order" at our Home Office. "Good order" means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction is in good order, and we reserve the right to change or waive any good order requirements at any time.

We allow telephone or other electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.

Any telephone or other electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.



Application

If you decide to purchase a policy, you must first complete an application. A completed application identifies the proposed insureds and provides sufficient information to permit us to begin underwriting risks in the policy. We require a medical history and examination of the proposed insureds. Based on our review of medical information about the proposed insureds, we may decline to provide insurance, or we may place the proposed insureds in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the insured's age, underwriting category, and gender (if applicable state law allows charges to vary based on gender), the policy duration, and the current net amount at risk.

A policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when each insured is at least age 20 and at most age 85. Age will be determined by the nearest birthday of each insured.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you apply for a policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.



Owner

The owner on the date of policy issue is designated in the policy specifications. You, as owner, will make the following choices:

1) initial death benefit amount and death benefit option;

2) optional No Lapse protection and riders;

3) the amount and frequency of premium payments; and

4) the amount of net premium payment to be allocated to the selected Sub-Accounts or the Fixed Account.

You are entitled to exercise rights and privileges of your policy as long as at least one of the insureds is living. These rights generally include the power to select the beneficiary, request policy loans, make partial surrenders, surrender the policy entirely, name a new owner, and assign the policy. You must inform us of any change in writing. We will record change of owner and beneficiary forms to be effective as of the date of the latest signature on the written request.



Right to Examine Period

You may return your policy to us for cancellation within ten days after you receive it (or a greater number of days if required by your state). This is called the "Right to Examine Period". If the policy is returned for cancellation within the Right to Examine Period, we will refund to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of
(i) the Accumulation Value less any indebtedness, on the date the returned policy is received by us, plus (ii) any charges and fees imposed under the policy's terms. If a Premium Payment was made by check, there may be a delay until the check clears.

If your policy is issued in a state that requires return of Premium Payments, any Net Premium Payments received by us within ten days of the date the policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated. If your policy is issued in a state that provides for return of value, any Net Premium Payments received before the end of the Right to Examine Period will be allocated directly to the Sub-Accounts and the Fixed Account, if applicable, which you designated. In all cases, if the policy is returned for cancellation within the Right to Examine Period, we will return to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any indebtedness, on the date the returned policy is received by us, plus (ii) any charges and fees imposed under the policy's terms.



Initial Specified Amount

You will select the Initial Specified Amount of death benefit on the application. This may not be less than $250,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the policy specifications page.



Transfers

You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each fund's objective and investment policy before allocating money to the Sub-Accounts.

During the first policy year, transfers from the Fixed Account to the Sub-Accounts may be made only as provided for in the dollar cost averaging program described below. The amount of all transfers from the Fixed Account in any other policy year may not exceed the greater of:

1) 25% of the Fixed Account value as of the immediately preceding Policy Anniversary, or

2) the total dollar amount transferred from the Fixed Account in the immediately preceding policy year.

Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any policy year without charge. We may limit transfers from the Fixed Account at any time.

Requests for transfers must be made in writing, or electronically, if you have previously authorized telephone or other electronic transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.

Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in good order before 4:00 P.M. Eastern time on a business day will normally be effective that day.



Market Timing

Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the underlying funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our policy owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other policy owners or fund shareholders.


In addition, the underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, policy owners and other persons with interests under the policies should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the funds.

However, under the SEC rules, we are required to: (1) enter into written agreement with each underlying fund or its principal underwriter that obligates us to provide to the underlying fund promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the underlying fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the underlying fund.

You should be aware that the purchase and redemption orders received by underlying funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts to which premium payments and cash values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance policies. The omnibus nature of these orders may limit the underlying funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the underlying funds (and thus our policy owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the underlying funds. In addition, if an underlying fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the underlying fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by policy owners within given periods of time. In addition, managers of the underlying funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific fund policies and procedures.

We may increase our monitoring of policy owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same policy owner if that policy owner has been identified as a market timer. For each policy owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a policy owner has been identified as a "market timer" under our Market Timing Procedures, we will notify the policy owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the policy year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a policy owner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 to 2 business days of our discovery. We will impose this "original signature" restriction on that policy owner even if we cannot identify, in the particular circumstances, any harmful effect from that policy owner's particular transfers.

Policy owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of policy owners determined to be engaged in such transfer activity that may adversely affect other policy owners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all policy owners. An exception for any policy owner will be made only in the event we are required to do so by a court of law. In addition, certain underlying funds available as investment options in your policy may also be available as investment options for owners of other, older life insurance policies issued by us.

Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the underlying funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all policy holders or as applicable to all policy holders with policy values allocated to Sub-Accounts investing in particular underlying funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Some of the underlying funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the underlying fund's investment adviser, the underlying fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds in which the Separate Account invests, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some underlying funds also may impose redemption fees on short-term trading (i.e., redemptions of underlying fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the underlying funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.



Optional Sub-Account Allocation Programs

You may elect to participate in programs for Dollar Cost Averaging or Automatic Rebalancing. There is currently no charge for these programs. You may participate in only one program at any time.

Dollar Cost Averaging systematically transfers specified dollar amounts from the money market Sub-Account or the Fixed Account. Transfer allocations may be made to one or more of the Sub-Accounts (not the Fixed Account) on a monthly or quarterly basis. These transfers do not count against the free transfers available. Transfers from the Fixed Account can only be elected at the time your policy is issued. Transfers from the money market Sub-Account may be elected at any time while your policy is in force. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.

If the Owner elects Dollar Cost Averaging from either the money market Sub-Account or the Fixed Account the value in that account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.

You may elect dollar cost averaging on your application, or contact our Administrative Office for information.

Dollar Cost Averaging terminates automatically:

1) if the value in the money market Sub-Account or the Fixed Account is insufficient to complete the next transfer;

2) seven calendar days after our Administrative Office receives a request for termination in writing or by telephone, with adequate authentication;

3) after 12 or 24 months (as elected on your application); or

4) if your policy is surrendered or otherwise terminates.

From time to time, we may offer special interest rate programs for Dollar Cost Averaging. Please consult your financial adviser to determine the current availability and terms of these programs. We reserve the right to modify, suspend or terminate a Dollar Cost Averaging program. Any changes will not affect policy owners currently participating in the Dollar Cost Averaging program.

Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application, until changed by the Owner. If automatic rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts will be subject to Automatic Rebalancing. Transfers among the Sub-Accounts and the Fixed Account as a result of automatic rebalancing do not count against the number of free transfers available.

You may select automatic rebalancing on a quarterly, semi-annual or annual basis. Automatic Rebalancing may be elected, terminated, or the allocation may be changed at any time, by contacting our Administrative Office.



Riders


We may offer you riders to your policy from time to time. Riders may alter the benefits or charges in your policy, rider availability and benefits may vary by state of issue, and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your policy, or of other riders in force. Consult your financial and tax advisers before adding riders to, or deleting them from, your policy.


Supplemental Term Insurance Rider. If desired, you must select this rider when you initially apply for insurance. The rider provides annually renewable non-convertible term insurance , which terminates when the younger insured reaches, or would have reached, age 121. Upon death of the second insured, we will pay the Term Insurance Benefit Amount, in addition to death benefit proceeds of the death benefit option in effect on your policy.

There is a monthly cost for this rider, similar to the cost of insurance of the base policy. This rate is determined by the Company, is based on the policy duration, the age, underwriting category and gender of each insured, and is applied against the Term Insurance Benefit Amount shown on the policy specifications page. For the first 120 policy months from issue date or increase in term specified amount, there is a monthly expense charge per $1,000 of term coverage.

This rider will limit the maximum period during which your policy is guaranteed not to lapse under the No Lapse provision. If you have chosen the age 100 No Lapse provision, the maximum period will now be the first 20 policy years or the date the younger insured reaches, or would have reached, age 100. For the 10 year and 20 year No Lapse provisions, the maximum period will now be the first 5 policy years. All other provisions set forth in the age 100, 20 year and 10 year No Lapse provisions will still apply.

This rider terminates on the earliest of:

1) the date you request termination of the rider;

2) when your policy lapses;

3) when your policy is fully surrendered;

4) when the insured reaches, or would have reached, age 121; or

5) the second death.

If your policy is reinstated, this rider will likewise be reinstated. However, sufficient premium must be paid to cover the monthly deduction including monthly rider costs.

Overloan Protection Rider. If this rider is issued with your policy, you meet the requirements as described in this rider and have elected this benefit, your policy will not lapse solely based on indebtedness exceeding the accumulation value less the surrender charges. It is a limited benefit, in that it does not provide any additional death benefit or any increase in accumulation value. Also, it does not provide any type of market performance guarantee.

We will automatically issue this rider with your policy. There is no charge for adding this rider to your policy. However, if you choose to elect the benefit provided by the rider, there is a one-time charge which will not exceed 5% of the then current accumulation value. Once you elect the benefit, certain provisions of your policy will be impacted as described in the rider.



Continuation of Coverage

If at least one of the insureds is still living when the younger insured attains, or would have attained, age 121, and the policy has not been surrendered, the policy will remain in force until policy surrender or death of the second insured. However, there are certain changes that will take place:

1) we will no longer accept premium payments;

2) we will make no further deductions;

3) policy values held in the Separate Account will be transferred to the Fixed Account; and

4) we will no longer transfer amounts to the Sub-Accounts.

Loan interest will continue to accrue on any outstanding loans. Provisions may vary in certain states.



Termination of Coverage

All policy coverage terminates on the earliest of:

1) surrender of the policy;

2) death of the second insured; or

3) failure to pay the necessary amount of premium to keep your policy in force.



State Regulation

The state in which your policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your policy. You should refer to your policy for these state-specific features.


PREMIUMS
You may select and vary the frequency and the amount of premium payments and the allocation of net premium payments. After the initial premium payment is made there is no minimum premium required, except to maintain the No Lapse provision or to keep the policy in force. Premiums may be paid any time before the younger insured attains, or would have attained, age 121.

The initial premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two monthly deductions.



Allocation of Net Premium Payments

Your net premium payment is the portion of a premium payment remaining, after deduction of the premium load. The net premium payment is available for allocation to the Sub-Accounts or the Fixed Account.

You first designate the allocation of net premium payments among the Sub-Accounts and Fixed Account on the application. Subsequent net premium payments will be allocated on the same basis unless we are instructed otherwise, in writing. You may change the allocation of net premium payments among the Sub-Accounts and Fixed Account at any time. The amount of net premium payments allocated to the Sub-Accounts and Fixed Account must be in whole percentages and must total 100%. We credit net premium payments to your policy as of the end of the valuation period in which it is received at our Administrative Office. The end of the valuation period is 4:00 P.M., Eastern Time, unless the New York Stock Exchange closes earlier.

The valuation period is the time between valuation days. A valuation day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every valuation day.



Planned Premiums; Additional Premiums

Planned premiums are the amount of periodic premium (as shown in the policy specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a premium reminder notice. Premium payments may be billed annually, semi-annually, or quarterly. You may arrange for monthly pre-authorized automatic premium payments at any time.

In addition to any planned premium, you may make additional premium payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.

Unless you specifically direct otherwise, any payment received (other than any premium payment necessary to prevent, or cure, policy lapse) will be applied as premium and will not repay any outstanding loans. There is no premium load on any payment which you specifically direct as repayment of an outstanding loan.

You may increase planned premiums, or pay additional premiums, subject to the certain limitations. We reserve the right to limit the amount or frequency of additional premium payments.

We may require evidence of insurability if any payment of additional premium (including planned premium) would increase the difference between the death benefit and the accumulation value. If we are unwilling to accept the risk, your increase in premium will be refunded without interest.

We may decline any additional premium (including planned premium) or a portion of a premium that would cause total premium payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your policy exceeds the limit is referred to as the guideline premium test. The excess amount of premium will be returned to you. We may accept alternate instructions from you to prevent your policy from becoming a MEC. Refer to the section headed "Tax Issues" for more information.



Policy Values

Policy value in your variable life insurance policy is also called the accumulation value.

The Accumulation Value equals the sum of the Fixed Account value, the Separate Account value, and the Loan Account value. At any point in time, the accumulation value reflects:

1) net premium payments made;

2) the amount of any partial surrenders;

3) any increases or decreases as a result of market performance of the Sub-Accounts;

4) interest credited to the Fixed Account or the Loan Account; and

5) all charges and fees deducted.

The Separate Account value, if any, is the portion of the Accumulation Value attributable to the Separate Account. The value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. This is also referred to as the Variable Accumulation Value.

A unit of measure used in the calculation of the value of each Sub-Account is the variable accumulation unit. It may increase or decrease from one valuation period to the next. The variable accumulation unit value for a Sub-Account for a valuation period is determined as follows:

1) the total value of fund shares held in the Sub-Account is calculated by multiplying the number of fund shares owned by the Sub-Account at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund made during the valuation period; minus

2) the liabilities of the Sub-Account at the end of the valuation period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and

3) the result of (1) minus (2) is divided by the number of variable accumulation units for that Sub-Account outstanding at the beginning of the valuation period.

In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.

The daily charge imposed on a Sub-Account for any valuation period is equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the valuation period.

The Fixed Account value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or partial surrenders. We guarantee the Fixed Account value. Interest is credited daily on the Fixed Account value at the greater of a rate of 0.00809863% (equivalent to a compounded annual rate of 3%) or a higher rate determined by the Company.

The Loan Account value, if any, reflects any outstanding policy loans, including any interest charged on the loans. This amount is held in the Company's general account. We do not guarantee the loan account value. Interest is credited on the loan account at an effective annual rate of 3% in all years.

The Net Accumulation Value is the accumulation value less the loan account value. It represents the net value of your policy and is the basis for calculating the surrender value.

We will tell you at least annually the accumulation value, the number of accumulation units credited to your policy, current accumulation unit values, Sub-Account values, the Fixed Account value and the Loan Account value. We strongly suggest that you review your statements to determine whether additional premium payments may be necessary to avoid lapse of your policy.


DEATH BENEFITS
The death benefit proceeds is the amount payable to the beneficiary upon the death of the second insured, based upon the death benefit option in effect. Loans, loan interest, partial surrenders, and overdue charges, if any, are deducted from the death benefit proceeds prior to payment. may impact the amount payable as death benefit proceeds in your policy. Refer to the "Riders" section of this prospectus for more information.



Death Benefit Options

Three different death benefit options are available. Regardless of which death benefit option you choose, the death benefit proceeds payable will be the greater of:

1) the amount determined by the death benefit option in effect on the date of the death of the second insured, less any indebtedness; or

2) a percentage of the accumulation value equal to that required by the Internal Revenue Code to maintain the policy as a life insurance policy. A schedule of these percentages is in your policy.

The following table provides more information about the death benefit options.



 Option                          Death Benefit Proceeds Equal to the                                  Variability
    1         Specified amount (a minimum of $250,000)                                      None; level death benefit
    2         Sum of the specified amount plus the net accumulation value as of             May increase or decrease over
              the date of the second insured's death.                                       time, depending on the amount
                                                                                            of premium paid and the
                                                                                            investment performance of the
                                                                                            underlying Sub-Accounts or the
                                                                                            Fixed Account.
    3         Sum of the specified amount plus the accumulated premiums (all                Will generally increase,
              premiums paid minus the cumulative policy factor, if that factor is           depending on the amount of
              elected) up to the limit shown in the policy specifications, as of the        premium paid.
              date of the second insured's death. Any premium paid that will cause the death benefit proceeds to exceed this limit will be applied to the policy, but will not increase the death benefit. The cumulative policy factor, normally used in business situations, is calculated as:
              a) the applicable monthly rate then used by the Internal Revenue
              Service (IRS); or
              b) an alternative monthly rate permitted by the IRS; times
              c) the specified amount divided by 1000.


If for any reason the owner does not elect a particular death benefit option, Option 1 will apply until changed by the owner.

Changes to the Initial Specified Amount and Death Benefit Options

Within certain limits, you may decrease (reduce) or, with satisfactory evidence of insurability, increase the specified amount. The minimum specified amount is currently $250,000.

A Partial Surrender may reduce the specified amount. If the specified amount is reduced as a result of a Partial Surrender, the death benefit may also be reduced. (See section headed "Policy Surrenders - Partial Surrender" for details as to the impact a Partial Surrender may have on the specified amount.)


The death benefit option may be changed by the owner, subject to our consent, as long as the policy is in force.

You must submit all requests for changes among death benefit options and changes in the specified amount in writing to our Administrative Office. The minimum increase in specified amount currently permitted is $1,000. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.



 Option change                                                    Impact
     1 to 2          The specified amount will be reduced by the accumulation value as of the effective date of change.
     2 to 1          The specified amount will be increased by the accumulation value as of the effective date of change.
     1 to 3          The specified amount will not change.
     3 to 1          The specified amount will be increased by accumulated premiums (less the cumulative policy factor if that factor is elected) as of the effective date of change.
     2 to 3          The specified amount will be increased by the accumulation value as of the effective date of change.
     3 to 2          o If the accumulation value is greater than the accumulated premium (less cumulative policy factor if that factor elected), the specified amount will be reduced by the accumulation value less accumulated premium (plus cumulative policy factor if that factor is elected) as of the effective date of change.
                     o If the accumulation value is less than the accumulated premium (less the cumulative policy factor if elected), the specified amount will be increased by the accumulated premium (less the cumulative policy factor if that factor is elected), less the accumulation value as of the effective date of change.

A surrender charge may apply to a decrease in specified amount. Please refer to the Surrender Charges section of this prospectus for more information on conditions that would cause a surrender charge to be applied. A schedule of surrender charges is included in each policy.

Any reductions in specified amount will be made against the initial specified amount and any later increase in the specified amount on a last in, first out basis. Any increase in the specified amount will increase the amount of the surrender charge applicable to your policy. Changes in specified amount do not affect the premium load as a percentage of premium.

We may decline any request for change of the death benefit option or reduction of the specified amount if, after the change, the specified amount would be less than the minimum specified amount or would reduce the specified amount below the level required to maintain the policy as life insurance for purposes of federal income tax law according to the guideline premium test.

The guideline premium test provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, we may increase the policy's death benefit above the specified amount in order to satisfy the guideline premium test. If the increase in the policy's death benefit causes an increase in the net amount at risk, charges for the cost of insurance will increase as well.

Any change is effective on the first monthly anniversary day on, or after, the date of approval of the request by Lincoln Life. If the monthly deduction amount would increase as a result of the change, the changes will be effective on the first monthly anniversary day on which the accumulation value is equal to, or greater than, the monthly deduction amount.



Death Benefit Proceeds

Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of both insureds. This notification must include a certified copy of an official death certificate for each insured, a certified copy of a decree of a court of competent jurisdiction as to the finding of death for each insured, or any other proof satisfactory to us.

After receipt at our Administrative Office of proof of death of both insureds, the death benefit proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the owner or the beneficiary. Payment of the death benefit proceeds may be delayed if your policy is contested or if Separate Account values cannot be determined.


In the case of a death of one of the parties to the policy, if the recipient of the death benefit has elected a lump sum settlement and the death benefit is over $5,000, the proceeds will be placed into a SecureLine (Reg. TM)account in the recipient's name as the owner of the account. SecureLine (Reg. TM) is a service we offer to help the recipient manage the death benefit proceeds. With SecureLine (Reg. TM), an interest bearing account is established from the proceeds payable on a policy administered by us. The recipient is the owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM)account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's SecureLine (Reg.
TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in Lincoln's general account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.



POLICY SURRENDERS
You may surrender your policy at any time by sending us your policy along with a written request for surrender. If you surrender your policy, all policy coverage will automatically terminate and may not be reinstated. Consult your tax adviser to understand tax consequences of any surrender you are considering.

The Surrender Value of your policy is the amount you can receive by surrendering the policy. The Surrender Value is the Net Accumulation Value (which is the policy's Accumulation Value less any Indebtedness) less any applicable Surrender Charge, less any accrued loan interest not yet charged (the "Surrender Value").

Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.


If you request a lump sum surrender and your surrender value is over $5,000, your money will be placed into a SecureLine (Reg. TM) account in your name. SecureLine (Reg. TM) is a service we offer to help you manage your surrender proceeds. With SecureLine (Reg. TM), an interest bearing draft account is established from the proceeds payable on a policy administered by us. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. Instead of mailing you a check, we will send a checkbook so that you will have access to the account by writing a check. You may choose to leave the proceeds in this account, or you may begin writing checks right away. If you decide you want the entire proceeds immediately, you may write one check for the entire account balance. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. You may request that surrender proceeds be paid directly to you instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that you consult your tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in your SecureLine (Reg. TM) account starts earning interest the day your account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to your account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to your SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in our general account.

There are no monthly fees. You may be charged a fee if you stop a payment or if you present a check for payment without sufficient funds.




Partial Surrender

You may make a Partial Surrender, withdrawing a portion of your policy values. You must request a Partial Surrender in writing. The amount of any Partial Surrender may not exceed 90% of the policy's Surrender Value as of the date of your request for a Partial Surrender. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below.

Partial Surrenders may reduce the Accumulation Value and the specified amount. The amount of the Partial Surrender and our administrative fee will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.



   Death Benefit
 Option in Effect                                        Impact of Partial Surrender
         1              Will reduce the accumulation value and the specified amount.
         2              Will reduce the accumulation value, but not the specified amount.
         3              Will reduce the accumulated premiums, and the specified amount to the extent that the amount of the partial surrender exceeds the accumulated premiums.


Partial Surrender proceeds will generally be paid within seven days of our receipt of your request.

We may at our discretion decline any request for a Partial Surrender.

POLICY LOANS
You may borrow against the surrender value of your policy. The loan may be for any amount up to 100% of the current surrender value. However, we reserve the right to limit the amount of your loan so that total policy indebtedness will not exceed 90% of an amount equal to the accumulation value less surrender charge. A loan agreement must be executed and your policy assigned to us free of any other assignments. Outstanding policy loans and accrued interest reduce the policy's death benefit and accumulation value.

The amount of your loan will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The loan account is the account in which policy indebtedness (outstanding loans and interest) accrues once it is transferred out of the Sub-Accounts and Fixed Account. Amounts transferred to the loan account do not participate in the performance of the Sub-Accounts or the Fixed Account. Loans, therefore, can affect the policy's death benefit and accumulation value whether or not they are repaid. Interest on policy loans accrues at an effective annual rate of 4% in years 1-10 and 3% thereafter, and is payable once a year in arrears on each policy anniversary, or earlier upon full surrender or other payment of proceeds of your policy. Policy Values in the Loan Account (Loan Collateral Account) are part of the Company's General Account.

The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding policy loan balance. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. This amount will be treated as an additional policy loan, and added to the loan account value. Lincoln Life credits interest to the loan account value at a rate of 3% in all years, so the net cost of your policy loan is 1% in years 1-10 and 0% thereafter.

Your outstanding loan balance may be repaid at any time as long as at least one of the insureds is living. The loan account will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which net premium payments are currently allocated, unless you instruct otherwise.

If at any time the total indebtedness against your policy, including interest accrued but not due, equals or exceeds the then current accumulation value less surrender charges, the policy will terminate subject to the conditions in the grace period provision, unless the No Lapse provision is in effect. If your policy lapses while a loan is outstanding, there may be adverse tax consequences.


LAPSE AND REINSTATEMENT
If at any time the net accumulation value is insufficient to pay the monthly deduction, unless the No Lapse provision is in effect, all policy coverage will terminate. This is referred to as policy lapse. The net accumulation value may be insufficient:

1) because it has been exhausted by earlier deductions;

2) as a result of poor investment performance;

3) due to partial surrenders;

4) due to indebtedness for policy loans; or

5) because of a combination of any of these factors.

If we have not received your premium payment (or payment of indebtedness on policy loans) necessary so that the net accumulation value of your policy is sufficient to pay the monthly deduction amount on a monthly anniversary day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the premium payment (or payment of indebtedness on policy loans) that must be paid to avoid termination of your policy.

If the amount stated in the notice is not paid to us within the grace period, then the policy will terminate. The grace period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the monthly anniversary day on which the monthly deduction could not be paid. If the insured dies during the grace period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the policy.



No Lapse Provision

Your policy includes a No Lapse provision. This means that your policy will not lapse as long as you have paid the required No Lapse premium. The No Lapse premium is the cumulative premium required to maintain the No Lapse provision, preventing your policy from lapse, and is shown in the policy specifications.

There is no difference in the calculation of policy values and death benefit between a policy that has the No Lapse provision, and a policy that does not. This is true whether or not the No Lapse provision is active and keeping the policy from lapsing.

Availability of the No Lapse provision may vary in some states. Where available, there is no charge for this feature. It is only available with death benefit options 1 and 2.

There are three levels of No Lapse protection:

1) a guarantee until the younger insured reaches, or would have reached, age 100 (must be selected at time of policy application);

2) a guarantee for the first 20 policy years; and

3) a guarantee for the first 10 policy years.



                                                                               Provision will terminate
   Level                       Lapse Protection                                  upon the earliest of
 Age 100        If elected, a payment of the age 100 No             1) the age 100 premium requirement is not
                Lapse premium is due as of the Date of              met,
                Issue and each monthly anniversary day to           2) there is a change in the death benefit
                guarantee the policy will not lapse before          option, or
                the younger insured reaches, or would have          3) the younger insured reaches, or would
                reached, age 100. All, or a portion of, the         have reached, age 100.

                remaining monthly premiums can be paid in
                                                                    A period of at least 61 days will be granted
                advance at any time.
                                                                    for the age 100 No Lapse premium if on any

                As long as the sum of all premium                   monthly anniversary day it is determined
                payments (less any indebtedness and                 that the age 100 No Lapse premium has not
                partial surrenders) is at least equal to the        been met. At least 31 days before the end of
                sum of the age 100 No Lapse premiums                that period, we will notify you of the amount
                since the Date of Issue, the policy will not        of premium necessary to maintain the age
                lapse until the younger insured reaches, or         100 No Lapse provision.

                would have reached, age 100, even if the
                                                                    Once the age 100 No Lapse provision is
                net accumulation value is insufficient to
                                                                    terminated, it cannot be reinstated.
                meet the monthly deductions.
                                                                    However, you may still qualify for either the
                                                                    20 year or 10 year No Lapse provision.

                                                                                       Provision will terminate
       Level                            Lapse Protection                                 upon the earliest of
 First 20 policy        During the first 20 years the policy will not        1) a change in the death benefit option,
 years                  lapse, even if the net accumulation value is         2) the younger insured reaches, or would
                        insufficient to meet the monthly deductions,         have reached, age 100, or
                        as long as the sum of:                               3) the beginning of the 21st policy year.

                        o all premium payments (less any partial             Failure to meet the No Lapse premium
                        surrenders) accumulated at 4% interest               requirement during the first 20 years does
                                                                             not terminate the No Lapse provision. Any
                        o minus any indebtedness
                                                                             premium shortfall can be made up while the

                        is at least equal to the sum of the 20 year          policy is in force or during the policy's
                        No Lapse premiums due since Date of Issue            grace period.

                        (shown in the policy specifications),
                                                                             Continuing to pay the 20 year No Lapse
                        accumulated at 4% interest.
                                                                             premium beyond the termination of the 20
                                                                             year No Lapse provision does not guarantee
                                                                             that the policy will not lapse. Payments
                                                                             must be sufficient to cover your monthly
                                                                             deductions.

                                                                             However, you may still qualify for the 10
                                                                             year No Lapse provision.
 First 10 policy        During the first 10 years the policy will not        1) a change in the death benefit option,
 years                  lapse, even if the net accumulation value is         2) the younger insured reaches, or would
                        insufficient to meet the monthly deductions,         have reached, age 100, or
                        as long as the sum of:                               3) the beginning of the 11th policy year.

                        o all premium payments (less any partial             Failure to meet the No Lapse premium
                        surrenders) accumulated at 4% interest               requirement during the first 10 years does
                                                                             not terminate the No Lapse provision. Any
                        o minus any indebtedness
                                                                             premium shortfall can be made up while the

                        is at least equal to the sum of the 10 year          policy is in force or during the policy's
                        No Lapse premiums due since Date of Issue            grace period.

                        (shown in the policy specifications),
                                                                             Continuing to pay the 10 year No Lapse
                        accumulated at 4% interest.
                                                                             premium beyond the termination of the 10
                                                                             year No Lapse provision does not guarantee
                                                                             that the policy will not lapse. Payments
                                                                             must be sufficient to cover your monthly
                                                                             deductions.

If you fail to satisfy the requirements for the age 100, 20 year and 10 year No Lapse provisions, and you have paid insufficient premium to cover your monthly deductions, the policy, after notice, and expiration of the policy's grace period, will lapse.

Your levels of No Lapse premiums are shown on the policy specifications pages. To determine if you are meeting the cumulative premium payment required to retain the No Lapse protection, review your most recent quarterly statement or contact our Administrative Office.

If the No Lapse provision terminates, the premiums you must pay to keep the policy in force may be significantly higher than the No Lapse premium would have been. If you pay only the minimum premium needed to keep the No Lapse provision in force, you may be foregoing the potential for increased accumulation value that higher premium payments could provide.

If you have selected the Supplemental Term Insurance Rider, as described in the Riders section of this prospectus, it will shorten the maximum time for you to keep your No Lapse protection. If you have chosen the Age 100 No Lapse provision, the maximum period will now be the first 20 years or the date the younger insured reaches, or would have reached, age 100. For the 10 year and 20 year No Lapse provisions, the maximum period will now be the first 5 policy years.

Your policy may also include the Overloan Protection Rider. If this rider is issued with your policy, you meet the requirements as described in this rider and have elected this benefit, your policy will not lapse solely based on indebtedness exceeding the accumulation value less the surrender charges. It is a limited benefit, in that it does not provide any additional death benefit or any increase in accumulation value. Also, it does not provide any type of market performance guarantee. There is no charge for adding this rider to your policy. However, if you choose to elect the benefit provided by the rider, there is a one-time charge which will not exceed 5.0% of the then current accumulation value. Once you elect the benefit, certain provisions of your policy will be impacted as described in the rider.



Reinstatement of a Lapsed Policy

If the No Lapse provision is not in effect, and your policy has lapsed, you may reinstate your policy within five years of the policy lapse date, if both insureds are living, provided:

1) it has not been surrendered;

2) there is an application for reinstatement in writing;

3) satisfactory evidence of insurability of both insureds is furnished to us and we agree to accept the risk for both insureds;

4) we receive a payment sufficient to keep your policy in force for at least two months; and

5) any accrued loan interest is paid and any remaining indebtedness is either paid or reinstated.


The reinstated policy will be effective as of the monthly anniversary day after the date on which we approve your application for reinstatement. Surrender charges will be reinstated as of the policy year in which your policy lapsed. Your accumulation value at reinstatement will be the net premium payment then made less all monthly deductions due. If a policy loan is being reinstated, the policy's Accumulation Value at reinstatement will be the Accumulation Value on the date the policy lapsed plus the Net Premium Payment made less all Monthly Deductions due.



TAX ISSUES
The federal income tax treatment of your policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the policy. You should always consult a tax advisor about the application of tax rules to your individual situation.



Taxation of Life Insurance Contracts in General

Tax Status of the Policy. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for federal tax purposes. We believe that the policy will meet the statutory definition of life insurance under the guideline premium test, which limits premiums paid depending upon the insured's age, gender, and risk classification, provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable will generally be excludable from the Beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the death of the insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the owner of the assets of the Separate Account for federal income tax purposes.

The Code also recognizes a cash value accumulation test, which does not limit premiums paid, but requires the policy to provide a minimum death benefit in relation to the policy value, depending on the insured's age, gender, and risk classification. We do not apply this test to the policy.

Investments in the Separate Account Must be Diversified. For a policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the policy Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your policy.

Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (accruing after the insured's death) which will be includible in the Beneficiary's income.

Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of Premium Payments and other consideration paid for the policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a "Modified Endowment Contract" (a "MEC") for federal income tax purposes.



Policies That Are MECs

Characterization of a Policy as a MEC. A Modified Endowment Contract (MEC) is a life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of 7702A of the Code. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by the "7-pay test," a test that compares actual paid premium in the first seven years against a pre-determined premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven policy years following the last material change.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the policy is a MEC, withdrawals from your policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.

Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.



Policies That Are Not MECs

Tax Treatment of Withdrawals. If the policy is not a MEC, the amount of any withdrawal from the policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy
Years. Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.


Tax Treatment of Loans. If your policy is not a MEC, a loan you receive under the policy is generally treated as your Indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income. Before purchasing a policy that includes the Overloan Protection Rider, you should note that if you elect to exercise the Overloan Protection Rider at any time during the policy's life, such exercise could be deemed to result in a taxable distribution of the outstanding loan balance. You should consult a tax advisor prior to exercising the Overloan Protection Rider to determine the tax consequences of such exercise.

Last Survivor Contract

Although we believe that the policy, when issued as a last survivor contract, complies with Section 7702 of the Code, the manner in which Section 7702 should be applied to last survivor contracts is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under
Section 7702 regarding this form of contract, there is necessarily some uncertainty whether a last survivor contract will meet the Section 7702 definition of a life insurance contract. As a result, we may need to return a portion of your premium (with earnings) and impose higher cost of insurance charges in the future.

Due to the coverage of more than one insured under the policy, there are special considerations in applying the 7-pay test. For example, a reduction in the death benefit at any time, such as may occur upon a partial surrender, may cause the policy to be a MEC. Also and more generally, the manner of applying the 7-pay test is somewhat uncertain in the case of policies covering more than one insured



Other Considerations

Insured Lives Past Age 121. If the younger insured survives beyond the end of the mortality table, which is used to measure charges for the policy and which ends at age 121, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the specified amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the cash value in the year the younger insured attains age 121.

Compliance with the Tax Law. We believe that the maximum amount of Premium Payments we have determined for the policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments.

If at any time you pay a premium that would exceed the amount allowable to permit the policy to continue to qualify as life insurance, we will either refund the excess premium to you within 60 days of the end of the policy year or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

The policy will be allowed to become a MEC under the Code only with your consent. If you pay a premium that would cause your policy to become a MEC and you do not consent to MEC status for your policy, we will either refund the excess premium to you within 60 days of the end of the policy year, offer you the opportunity to apply for an increase in Death Benefit. If the excess premium exceeds $250, we will offer you the additional alternative of instructing us to hold the excess in a premium deposit fund and apply it to the policy on the next, succeeding policy anniversary when the premium no longer causes your policy to be deemed a MEC in accordance with your premium allocation instructions on file at the time the premium is applied.

Any interest and other earnings on funds in a premium deposit fund will be includible in income subject to tax as required by law.

Disallowance of Interest Deductions. Interest on Policy Loan Indebtedness is not deductible.

If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.

In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisers for guidance as to their application.

Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

Changes in the Policy or Changes in the Law. Changing the Owner, exchanging the policy, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Fair Market Value of Your Policy

It is sometimes necessary for tax and other reasons to determine the "value" of your policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the owner, should consult with your advisers for guidance as to the appropriate methodology for determining the fair market value of the policy.



Tax Status of Lincoln Life

Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.


RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze a policy owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policy owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about a policy owner's account to government regulators.



Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted, (c) an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, partial withdrawal, surrender, or death benefit from a money market sub-account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.



LEGAL PROCEEDINGS
In the ordinary course of its business, the Company and its subsidiaries are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of the Separate Account or the Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.


FINANCIAL STATEMENTS

The December 31, 2010 financial statements of the Separate Account and the December 31, 2010 consolidated financial statements of the Company are located in the SAI.

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional information about Lincoln Life, the Separate Account and your policy may be found in the Statement of Additional Information (SAI).


                              Contents of the SAI





GENERAL INFORMATION
   Lincoln Life
   Capital Markets and Financial Ratings
   Registration Statement
   Changes of Investment Policy
   Principal Underwriter
   Disaster Plan
   Advertising
SERVICES
   Independent Registered Public Accounting
      Firm
   Accounting Services
   Checkbook Service for Disbursements



POLICY INFORMATION
   Assignment
   Change of Ownership
   Beneficiary
   Right to Convert Contract
   Change of Plan
   Settlement Options
   Deferral of Payments
   Incontestability
   Misstatement of Age or Gender
   Suicide
   Estate Tax Repeal Rider
PERFORMANCE DATA
FINANCIAL STATEMENTS
   Separate Account
   Company


The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your policy to this same address and telephone number.

You may request personalized illustrations of death benefits and policy values from your financial adviser without charge.

You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.

This prospectus, the funds prospectus, and the SAI are also available on our internet site, www.LincolnFinancial.com

Lincoln Life Flexible Premium Variable Life Account R
1933 Act Registration No. 333-115882
1940 Act Registration No. 811-08579

                               End of Prospectus

GLOSSARY OF TERMS

7-pay test - A test that compares actual paid premium in the first seven years against a pre-determined premium amount as defined in 7702A of the Code.

1933 Act - The Securities Act of 1933, as amended.

1940 Act - The Investment Company Act of 1940, as amended.

Accumulation Value - An amount equal to the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value.

Administrative Fee - The fee which compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.

Automatic Rebalancing - A program which periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account.

Beneficiary - The person designated to receive the Death Benefit Proceeds.

Cash Value Accumulation Test - A provision of the Code that requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the net single premium required to fund the future benefits under the policy.

Code - Internal Revenue Code of 1986, as amended.

Cost of Insurance Charge - This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined by multiplying the policy's Net Amount at Risk by the Cost of Insurance Rate.

Date of Issue - The date on which we begin life insurance coverage under the policy if you have paid your initial premium with your application. If you have not paid your initial premium with your application, your life insurance coverage will begin on the day we receive your initial premium.

Death Benefit Proceeds - The amount payable to the beneficiary upon the death of the second insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders may impact the amount payable as Death Benefit Proceeds in your policy.

Dollar Cost Averaging - An optional program which you select which systematically transfers specified dollar amounts from the money market Sub-Account or on a limited basis from the Fixed Account to one or more Sub-Accounts.

Fixed Account - An allocation option under the policy, which is a part of our General Account, to which we credit a guaranteed minimum interest rate.

Fixed Account Value - An amount equal to the value of amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders.

Fund (Underlying Fund) - The mutual fund the shares of which are purchased for all amounts you allocate or transfer to a Sub-Account.

Grace Period - The period during which you may make premium payments (or repay indebtedness) to prevent policy lapse. That period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the policy enters the grace period.

Guideline Premium Test - A provision of the Code under which the maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value is determined.

Indebtedness - The sum of all outstanding loans and accrued interest.

Lapse Notice - Written notice to you (or any assignee of record) that your policy will terminate unless we receive payment of premiums (or payment of Indebtedness on Policy Loans). The notice will state the amount of premium payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your policy.

Loan Account - The account in which policy Indebtedness accrues once it is transferred out of the Sub-Accounts and/or the Fixed Account.

Loan Account Value - An amount equal to any outstanding policy loans, including any interest charged on the loans. This amount is held in the Company's General Account.

M&E - Mortality and Expense Risk Charge.

Market Timing Procedures - Policies and procedures from time to time adopted by us as an effort to protect our policy owners and the funds from potentially harmful trading activity.

Modified Endowment Contract (MEC) - A life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of 7702A of the Code. If the policy is a MEC, withdrawals from your policy will be treated first as withdrawals of income and then as a recovery of premium payments.

Monthly Anniversary Day - The Date of Issue and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. The Monthly Deductions are made on the Monthly Anniversary Day.

Monthly Deduction - The amount of the monthly charges for the Cost of Insurance Charge, the Administrative Fee, and charges for riders to your policy.

Net Accumulation Value - An amount equal to the Accumulation Value less the Loan Account Value.

Net Amount at Risk - The death benefit minus the greater of zero or the Accumulation Value. The Net Amount at Risk may vary with investment performance, premium payment patterns, and charges.

Net Premium Payment - An amount equal to the premium payment, minus the Premium Load.

Owner - The person or entity designated as owner in the policy specifications unless a new owner is thereafter named, and we receive written notification of such change.

Partial Surrender - A withdrawal of a portion of your policy values.

Planned Premium - The amount of periodic premium (as shown in the policy specifications) you have chosen to pay the Company on a scheduled basis. This is the amount for which we send a premium reminder notice.

Policy Anniversary - The same date (month and day) each Policy Year equal to the Date of Issue, or the next Valuation Day if the Policy Anniversary is not a Valuation Day or is nonexistent for the year.

Policy Loan - The amount you have borrowed against the Surrender Value of your policy.

Policy Loan Interest - The charge made by the Company to cover the cost of your borrowing against your policy. Policy Loan Interest will be charged to the Loan Account Value.

Policy Lapse - The day on which coverage under the policy ends as described in the grace period.

Policy Year - Twelve month period(s) beginning on the Date of Issue and extending up to but not including the next Policy Anniversary.

Premium (Premium Payment) - The amount that you pay to us for your policy. You may select and vary the frequency and the amount of premium payments. After the initial premium payment is made there is no minimum premium required, except premium payments to keep the policy in force.

Premium Load - A deduction from each Premium Payment which covers certain policy-related state and federal tax liabilities as well as a portion of the sales expenses incurred by the Company.

Reduction of Specified Amount - A decrease in the Specified Amount of your policy.

Right to Examine Period - The period during which the policy may be returned to us for cancellation.

SAI - Statement of Additional Information.

SEC - The Securities and Exchange Commission.

Separate Account Value (Variable Accumulation Value) - An amount equal to the values in the Sub-Accounts.

Specified Amount (Initial Specified Amount) - The amount chosen by you which is used to determine the amount of death benefit and the amount of rider benefits, if any. The Specified Amount chosen at the time of issue is the "Initial Specified Amount". The Specified Amount may be increased or decreased after issue if allowed by and described in the policy.

Sub-Account(s) - Divisions of the Separate Account created by the Company to which you may allocate your Net Premium Payments and among which you may transfer Separate Account values.

Surrender Charge - The charge we may make if you request a Full Surrender of your policy or request a

Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each policy.

Surrender Value - An amount equal to the Net Accumulation Value less any applicable Surrender Charge, less any accrued loan interest not yet charged.

Valuation Day - Each day on which the New York Stock Exchange is open and trading is unrestricted.

Valuation Period - The time between Valuation Days.

Variable Accumulation Unit - A unit of measure used in the calculation of the value of each Sub-Account.

                          SAI 2

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)



                               Dated May 1, 2011
                  Relating to Prospectus Dated May 1, 2011 for



                    Lincoln PreservationEdgeSM SVUL product



       Lincoln Life Flexible Premium Variable Life Account R, Registrant



             The Lincoln National Life Insurance Company, Depositor



The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your policy. It should be read in conjunction with the product prospectus.

A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:

Customer Service Center
One Granite Place
Concord, NH 03301

or by telephoning (800) 444-2363, and requesting a copy of the Lincoln PreservationEdgeSM SVUL product prospectus.


                          TABLE OF CONTENTS OF THE SAI





Contents                                                   Page
-------------------------------------------------       ----------
GENERAL INFORMATION..............................             2
    Lincoln Life.................................             2
    Capital Markets and Financial Ratings........             2
    Registration Statement.......................             3
    Changes of Investment Policy.................             3
    Principal Underwriter........................             3
    Disaster Plan................................             3
    Advertising..................................             3
SERVICES.........................................             4
    Independent Registered Public Accounting
      Firm.......................................             4
    Accounting Services..........................             5
    Checkbook Service for Disbursements..........             5


Contents                                                   Page
-------------------------------------------------       ----------
POLICY INFORMATION...............................             5
    Assignment...................................             5
    Change of Ownership..........................             5
    Beneficiary..................................             5
    Right to Convert Contract....................             6
    Change of Plan...............................             6
    Settlement Options...........................             6
    Deferment of Payments........................             7
    Incontestability.............................             7
    Misstatement of Age or Gender................             7
    Suicide......................................             7
    Estate Tax Repeal Rider......................             8
PERFORMANCE DATA.................................             8
FINANCIAL STATEMENTS.............................             9
    Separate Account.............................           R-1
    Company......................................           S-1

GENERAL INFORMATION


Lincoln Life
The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "we", "us", "our") (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits, to the extent those proceeds and benefits exceed the then current Accumulation Value of your policy, are backed by the claims-paying ability of Lincoln Life.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.

A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.



Capital Markets and Financial Ratings


In any particular year, our capital may increase or decrease depending on a variety of factors -the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.

Nationally recognized rating agencies rate our financials as an insurance company. The ratings do not imply approval of the product and do not refer to the performance of the product, including underlying investment options, if any. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. All ratings are on outlook stable. Our financial strength ratings, which are intended to measure our ability to meet policyholder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.

Registration Statement

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.



Changes of Investment Policy


We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domocile, and in any other state or jurisdiction where this policy is issued.


If an owner objects, his or her policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the lives of the insureds. The owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion.The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance equal to or lower than the amount of the death benefit of the current policy on the date of the conversion.



Principal Underwriter


Lincoln Financial Distributors, Inc. ("LFD"), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $11,112,832 in 2010, $11,550,329 in 2009 and 15,614,729 in 2008 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.





Disaster Plan

Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.



Advertising

Lincoln Life is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps, A.M. Best Company and Fitch. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

More About the S&P 500 Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund seeks to approximate as closely as possible, before fees and expenses, the total return of the S&P 500 Index. To accomplish this objective the fund's sub-adviser, SSgA Funds Management, Inc. ("SFM"), attempts to buy and sell all of the index's securities in the same proportion as they are reflected in the S&P 500 Index, although the fund reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances. SFM does not seek to beat the S&P 500 Index and does not seek temporary defensive positions when markets appear to be overvalued. SFM makes no attempt to apply economic, financial or market analysis when managing the fund. Including a security among the fund's holdings implies no opinion as to its attractiveness as an investment.

The fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates one party to deliver (and the other party to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Instead, the buyer and seller settle the difference in cash between the contract price and the market price on the agreed upon date. The buyer pays the difference if the actual price is lower than the contract price and the seller pays the difference if the actual price is higher. There can be no assurance that a liquid market will exist at the time when the fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


SERVICES


Independent Registered Public Accounting Firm

Ernst & Young LLP, independent registered public accounting firm, Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Separate Account as of December 31, 2010; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2010, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

Accounting Services

We have entered into an agreement with the Bank of New York Mellon, N.A., One Mellon Bank Plaza, 500 Grant Street, Pittsburgh, PA, 19203, to provide accounting services to the Separate Account. Lincoln Life makes no separate charge against the assets of the Separate Account for this service.



Checkbook Service for Disbursements

We offer a checkbook service in which the Death Benefit Proceeds are transferred into an interest-bearing account, in the Beneficiary's name as owner of the account. Your Beneficiary has quick access to the proceeds and is the only one authorized to transfer proceeds from the account. This service allows the Beneficiary additional time to decide how to manage Death Benefit Proceeds with the balance earning interest from the day the account is opened.

We also offer this same checkbook service for surrenders of your policy of $5,000 or more. Once your request is processed, proceeds are placed in an interest-bearing account in your name. You have complete access to your proceeds through check writing privileges. You have the choice of leaving proceeds in this account or you may write checks immediately - even a check for the entire amount.


POLICY INFORMATION


Assignment
While either insured is living, you may assign your rights in the policy, including the right to change the beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after we have recorded any assignment.

Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the owner will not be permitted to take any action with respect to the policy without the consent of the assignee in writing.



Change of Ownership

As long as either insured is living, you may name a new owner by recording a change in ownership in writing at our Administrative Office. The change will be effective as of the date of the latest signature in good order. We may require that the policy be submitted to us for endorsement before making a change.



Beneficiary

The beneficiary is initially designated on the application and is the person who will receive the death benefit proceeds payable. Multiple beneficiaries will be paid in equal shares, unless otherwise specified to the Company.

You may change the beneficiary at any time while either insured is living, except when we have recorded an assignment of your policy or an agreement not to change the beneficiary. Any request for a change in the beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the owner has not reserved the right to change the beneficiary, such a request requires the consent of the beneficiary. The change will be effective as of the date of the latest signature in good order.

If any beneficiary dies before the death of the second insured, the beneficiary's potential interest shall pass to any surviving beneficiaries, unless otherwise specified to the Company. If no named beneficiary survives at the time of the death of the second insured, any death benefit proceeds will be paid to you, as the owner, or to your executor, administrator or assignee.



Right to Convert Contract

You may at any time transfer 100% of the policy's accumulation value to the general account and choose to have all future premium payments allocated to the general account. After you do this, the minimum period the policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of accumulation value, the specified amount, the sex, attained age and rating class of the insured at the time of transfer. The minimum period will decrease if you choose to surrender the policy or make a withdrawal. The minimum period will increase if you choose to decrease the specified amount, make additional premium payments, or we credit a higher interest rate or charge a lower cost of insurance rate than those guaranteed for the general account.



Change of Plan

Within 18 months of the date we issue your policy, you may exchange your policy without any evidence of insurability, for any one of the permanent life insurance policies then being issued by the Company which belong to the same class as this policy. Your request for exchange must be in writing. Unless agreed otherwise, the new policy will have the same initial amount of insurance, date of issue and age of the insured as the original policy.

You may exchange the policy for separate single life policies on each of the insureds under any of the following circumstances:

(1) a change in the Internal Revenue Code (IRC) that would result in a less favorable tax treatment of the insurance provided under this policy,

(2) the insureds are legally divorced while this policy is in force, or

(3) the insureds' business is legally dissolved while the policy is in force.

An exchange for separate policies is subject to all of the following conditions:

(1) both insureds are alive and the policy is in force at the time of the change in circumstances noted above,

(2) both insureds furnish evidence of insurability satisfactory to the Company, unless

  (a) the exchange is applied for within 12 months of the enactment of the change in the IRC, or (b) the exchange is applied for within 24 months of the date of legal divorce with the exchange to become effective after 24 months following the date of legal divorce,

(3) the amount of insurance of each new policy is not larger than one half of the amount of insurance then in force under this policy, and

(4) any other requirements as determined by the Company are met.

The new policy will not take effect until the date all such requirements are met. The premium for each new policy is determined according to the Company's rates in effect at that time for that policy based on each insured's attained age and premium class, if that premium class is available on a single-life basis. If either insured's premium class is not available on a single-life basis, the new policy for that insured cannot be issued unless satisfactory evidence of insurability is provided for an premium class that is available.



Settlement Options

You may elect or change a settlement option while at least one insured is alive. If you have not irrevocably selected a settlement option, the beneficiary may elect to change the settlement option within 90 days after the second insured dies. If no settlement option is selected, the death benefit proceeds will be paid in a lump sum.

If you assign your policy as collateral security, we will pay any amount due the assignee in one lump sum. We will pay any remaining death benefit proceeds as elected.

Your written request to elect, change, or revoke a settlement option must be received in our Administrative Office before payment of the lump sum or any settlement option is initiated. The first payment of the settlement option selected will become payable on the date proceeds are settled. Payments after the first payment will be made on the first day of each month. Once payments have begun, the policy cannot be surrendered and neither the payee nor the settlement option may be changed.

You have at least four settlement options:

1) an annuity for the lifetime of the payee;

2) an annuity for the lifetime of the payee, with monthly payments guaranteed for 60, 120, 180, or 240 months;

3) monthly payments for a stated number of years, at least five but no more than thirty; or

4) payment of a maximum of 3% interest annually on the sum left on deposit.

We may offer you or your beneficiary additional settlement options in the future.



Deferment of Payments

Amounts payable as a result of loans, surrenders or partial surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay premiums on policies with us.



Incontestability

The Company will not contest your policy or payment of the death benefit proceeds based on the initial specified amount, or an increase in the specified amount requiring evidence of insurability, after your policy or increase has been in force for two years from date of issue or increase (in accordance with state law).



Misstatement of Age or Gender

If the age or gender of either insureds has been misstated, benefits will be adjusted based on the following values:

1) the net amount at risk at the time of the second insured's death;

2) the ratio of the monthly cost of insurance applied in the policy month of death to the monthly cost of insurance that should have been applied at the true age and gender in the policy month of death; and

3) the accumulation value at the time of the second insured's death.

The amount of death benefit proceeds will be 1. multiplied by 2. and then the result added to 3.



Suicide

If the second insured dies by suicide, while sane or insane, within two years from the date of issue, the Company will pay no more than the sum of the premiums paid, less any indebtedness and the amount of any partial surrenders. If the second insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the specified amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount. This time period could be less depending on the state of issue.

Estate Tax Repeal Rider

The Estate Tax Repeal Rider is no longer available and, by its terms, is of no further effect. Under the terms and conditions of the rider, it terminated on January 1, 2011 because the repeal of the Federal Estate Tax Law was not made permanent nor was the repeal temporarily extended for two years past January 1, 2011.



PERFORMANCE DATA
Performance data may appear in sales literature or reports to owners or prospective buyers.

Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your policy's expenses.

Data reflects:

o an annual reduction for fund management fees and expenses, and

o a policy level mortality and expense charge applied on a daily equivalent basis, but

o no deductions for additional policy expenses (i.e., premium loads, administrative fees, and cost of insurance charges), which, if included, would have resulted in lower performance.

These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.

Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.

The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.

Money Market Sub-Account:

The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The Money Market Sub-Account's return is determined by:

a) calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then

b) dividing this figure by the account value at the beginning of the period;
   then

c) annualizing this result by the factor of 365/7.

Other Sub-Accounts:

The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

     P(1 + T)n = ERV


Where:        P = a hypothetical initial purchase payment of $1,000
              T = average annual total return for the period in question
              N = number of years
              ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that:

(1) all recurring fees have been charged to the policy owner's accounts; and

(2) there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an "N/A".


FINANCIAL STATEMENTS

The December 31, 2010 financial statements of the Separate Account and the December 31, 2010 consolidated financial statements of the Company follow.

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                       CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2010 AND 2009

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company (the Company) as of December 31, 2010 and 2009, and the related consolidated statements of income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2010. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company and subsidiaries at December 31, 2010 and 2009, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the consolidated financial statements, in 2010 the Company changed its method of accounting for the consolidation of variable interest entities. Also, as discussed in Note 2 to the consolidated financial statements, in 2009 the Company changed its method of accounting for the recognition and presentation of other-than-temporary impairments.

                                               /s/ Ernst & Young LLP

                                               Philadelphia, Pennsylvania
                                               April 1, 2011

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS
(IN MILLIONS, EXCEPT SHARE DATA)


                                                                                                       AS OF DECEMBER 31,
                                                                                                       ---------------------
                                                                                                         2010       2009
                                                                                                       -------- ------------
ASSETS
Investments:
  Available-for-sale securities, at fair value:
     Fixed maturity securities (amortized cost: 2010 -- $63,512; 2009 -- $58,816)                      $ 66,289  $ 58,889
     Variable interest entities' fixed maturity securities (amortized cost: 2010 -- $570)                   584        --
     Equity securities (cost: 2010 -- $119; 2009 -- $141)                                                   140       155
  Trading securities                                                                                      2,459     2,366
  Mortgage loans on real estate                                                                           6,431     6,835
  Real estate                                                                                               168       128
  Policy loans                                                                                            2,832     2,864
  Derivative investments                                                                                  1,021       841
  Other investments                                                                                         978       975
                                                                                                       -------- ------------
        Total investments                                                                                80,902    73,053
Cash and invested cash                                                                                    1,904     2,553
Deferred acquisition costs and value of business acquired                                                 8,854     9,396
Premiums and fees receivable                                                                                334       302
Accrued investment income                                                                                   904       860
Reinsurance recoverables                                                                                  7,626     7,880
Reinsurance related embedded derivatives                                                                    112       277
Goodwill                                                                                                  3,017     3,011
Other assets                                                                                              3,729     3,375
Separate account assets                                                                                  84,630    73,500
                                                                                                       -------- ------------
        Total assets                                                                                   $192,012  $174,207
                                                                                                       ======== ============
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                                                               $ 14,872  $ 14,507
Other contract holder funds                                                                              66,721    63,177
Short-term debt                                                                                              10        21
Long-term debt                                                                                            2,429     1,925
Funds withheld reinsurance liabilities                                                                    3,385     3,137
Deferred gain on business sold through reinsurance                                                          405       516
Payables for collateral on investments                                                                    1,712     1,924
Variable interest entities' liabilities                                                                     132        --
Other liabilities                                                                                         3,118     2,099
Separate account liabilities                                                                             84,630    73,500
                                                                                                       -------- ------------
        Total liabilities                                                                               177,414   160,806
                                                                                                       -------- ------------
CONTINGENCIES AND COMMITMENTS (SEE NOTE 14)
STOCKHOLDER'S EQUITY
Common stock -- 10,000,000 shares authorized, issued and outstanding                                     10,585    10,588
Retained earnings                                                                                         3,137     2,915
Accumulated other comprehensive income (loss)                                                               876      (102)
                                                                                                       -------- ------------
        Total stockholder's equity                                                                       14,598    13,401
                                                                                                       -------- ------------
            Total liabilities and stockholder's equity                                                 $192,012  $174,207
                                                                                                       ======== ============
           See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME (LOSS)
(IN MILLIONS)

                                                                                                FOR THE YEARS ENDED
                                                                                                    DECEMBER 31,
                                                                                          -----------------------------
                                                                                            2010      2009      2008
                                                                                          --------- --------- ---------
REVENUES
Insurance premiums                                                                        $1,929    $1,878    $1,835
Insurance fees                                                                             3,070     2,841     2,990
Net investment income                                                                      4,362     4,006     3,975
Realized gain (loss):
  Total other-than-temporary impairment losses on securities                                (231)     (643)     (682)
  Portion of loss recognized in other comprehensive income                                    83       262        --
                                                                                          --------- --------- ---------
     Net other-than-temporary impairment losses on securities recognized in earnings        (148)     (381)     (682)
     Realized gain (loss), excluding other-than-temporary impairment losses on securities   (100)     (208)     (142)
                                                                                          --------- --------- ---------
        Total realized gain (loss)                                                          (248)     (589)     (824)
                                                                                          --------- --------- ---------
Amortization of deferred gain on business sold through reinsurance                            52        73        76
Other revenues and fees                                                                      360       299       271
                                                                                          --------- --------- ---------
     Total revenues                                                                        9,525     8,508     8,323
                                                                                          --------- --------- ---------
BENEFITS AND EXPENSES
Interest credited                                                                          2,435     2,406     2,438
Benefits                                                                                   2,570     2,450     2,654
Underwriting, acquisition, insurance and other expenses                                    2,999     2,579     2,960
Interest and debt expense                                                                     99        93        85
Impairment of intangibles                                                                     --       729        --
                                                                                          --------- --------- ---------
     Total benefits and expenses                                                           8,103     8,257     8,137
                                                                                          --------- --------- ---------
     Income (loss) before taxes                                                            1,422       251       186
     Federal income tax expense (benefit)                                                    347       163       (68)
                                                                                          --------- --------- ---------
        Net income (loss)                                                                 $1,075      $ 88     $ 254
                                                                                          ========= ========= =========

          See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
(IN MILLIONS)

                                                                  FOR THE YEARS ENDED
                                                                      DECEMBER 31,
                                                            --------------------------------
                                                               2010       2009       2008
                                                            ---------- ---------- ----------
COMMON STOCK
Balance as of beginning-of-year                             $10,588    $ 9,132    $ 9,105
Capital contribution from Lincoln National Corporation           --      1,451         --
Stock compensation/issued for benefit plans                      (3)         5         27
                                                            ---------- ---------- ----------
     Balance as of end-of-year                               10,585     10,588      9,132
                                                            ---------- ---------- ----------
RETAINED EARNINGS
Balance as of beginning-of-year                               2,915      3,135      3,283
Cumulative effect from adoption of new accounting standards    (169)        97         --
Comprehensive income (loss)                                   1,872      2,692     (2,408)
Less other comprehensive income (loss), net of tax              797      2,604     (2,662)
                                                            ---------- ---------- ----------
     Net income (loss)                                        1,075         88        254
Dividends declared                                             (684)      (405)      (402)
                                                            ---------- ---------- ----------
     Balance as of end-of-year                                3,137      2,915      3,135
                                                            ---------- ---------- ----------
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance as of beginning-of-year                                (102)    (2,609)        53
Cumulative effect from adoption of new accounting standards     181        (97)        --
Other comprehensive income (loss), net of tax                   797      2,604     (2,662)
                                                            ---------- ---------- ----------
     Balance as of end-of-year                                  876       (102)    (2,609)
                                                            ---------- ---------- ----------
         Total stockholder's equity as of end-of-year       $14,598    $13,401    $ 9,658
                                                            ========== ========== ==========

          See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN MILLIONS)

                                                                                                   FOR THE YEARS ENDED
                                                                                                       DECEMBER 31,
                                                                                             -------------------------------
                                                                                                2010       2009       2008
                                                                                             ---------- ---------- ---------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                                            $ 1,075       $ 88      $ 254
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
  Deferred acquisition costs, value of business acquired,
     deferred sales inducements and deferred front-end
     loads deferrals and interest, net of amortization                                          (304)      (371)      (237)
  Trading securities purchases, sales and maturities, net                                         39        (20)       177
  Change in premiums and fees receivable                                                         (32)       143        (61)
  Change in accrued investment income                                                            (44)       (87)        19
  Change in future contract benefits and other contract holder funds                            (202)    (2,857)     4,098
  Change in reinsurance related assets and liabilities                                           888      2,790     (3,618)
  Change in federal income tax accruals                                                          692        178        (45)
  Realized (gain) loss                                                                           248        589        824
  Amortization of deferred gain on business sold through reinsurance                             (52)       (73)       (76)
  Impairment of intangibles                                                                       --        729         --
  Other                                                                                           63          1        (12)
                                                                                             ---------- ---------- ----------
     Net cash provided by (used in) operating activities                                       2,371      1,110      1,323
                                                                                             ---------- ---------- ----------
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of available-for-sale securities                                                   (12,816)   (13,075)    (5,776)
Sales of available-for-sale securities                                                         2,642      3,614      1,506
Maturities of available-for-sale securities                                                    4,429      3,209      3,732
Purchases of other investments                                                                (2,775)      (779)    (1,163)
Sales or maturities of other investments                                                       3,099      1,102        907
Increase (decrease) in payables for collateral on investments                                   (212)     1,044       (255)
Proceeds from sale of subsidiaries/businesses, net of cash disposed                               --          6         --
Proceeds from reinsurance recapture                                                               25         --         --
Other                                                                                            (74)       (51)      (117)
                                                                                             ---------- ---------- ----------
     Net cash provided by (used in) investing activities                                      (5,682)    (4,930)    (1,166)
                                                                                             ---------- ---------- ----------
CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of long-term debt, net of issuance costs                                                504         --        250
Increase (decrease) in short-term debt                                                           (11)         3        (14)
Deposits of fixed account values, including the fixed portion of variable                     11,051     11,346      9,806
Withdrawals of fixed account values, including the fixed portion of variable                  (5,225)    (5,440)    (5,910)
Transfers to and from separate accounts, net                                                  (2,958)    (2,248)    (2,204)
Payment of funding agreements                                                                     --         --       (550)
Common stock issued for benefit plans and excess tax benefits                                    (15)        --          8
Capital contribution from parent company                                                          --      1,001         --
Dividends paid to stockholders                                                                  (684)      (405)      (402)
                                                                                             ---------- ---------- ----------
     Net cash provided by (used in) financing activities                                       2,662      4,257        984
                                                                                             ---------- ---------- ----------
Net increase (decrease) in cash and invested cash, including discontinued operations            (649)       437      1,141
Cash and invested cash, including discontinued operations, as of beginning-of-year             2,553      2,116        975
                                                                                             ---------- ---------- ----------
     Cash and invested cash, including discontinued operations, as of end-of-year            $ 1,904    $ 2,553    $ 2,116
                                                                                             ========== ========== ==========


           See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

The Lincoln National Life Insurance Company ("LNL" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Parent Company"), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York ("LLANY"). We also own several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's wholesaling and retailing business units, respectively. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the United States of America and several U.S. territories. See Note 23 for additional information.

BASIS OF PRESENTATION

The accompanying consolidated financial statements are prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). Certain GAAP policies, which significantly affect the determination of financial position, results of operations and cash flows, are summarized below.

On May 7, 2009, LNC made a capital contribution to LNL that transferred ownership of Lincoln Financial Media ("LFM") to LNL. LFM's results subsequent to May 7, 2009, are included in these consolidated financial statements.

The insurance subsidiaries also submit financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices ("SAP") and are significantly different from financial statements prepared in accordance with GAAP. See Note 21 for additional discussion on SAP.

Certain amounts reported in prior years' consolidated financial statements have been reclassified to conform to the presentation adopted in the current year. These reclassifications had no effect on net income or stockholder's equity of the prior years.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION
The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities ("VIEs") in which we are the primary beneficiary. See Note 4 below for additional details. Entities in which we do not have a controlling financial interest and do not exercise significant management influence over the operating and financing decisions are reported using the equity method. The carrying value of our investments that we account for using the equity method on our Consolidated Balance Sheets and equity in earnings on our Consolidated Statements of Income (Loss) is not material. All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to obtain financing to either invest in assets that allow us to gain exposure to a broadly diversified pool of corporate issuers or to support our universal life ("UL") business with secondary guarantees. The factors used to determine whether or not we are the primary beneficiary and must consolidate a VIE in which we hold a variable interest changed effective January 1, 2010, upon the adoption of new accounting guidance. See "Consolidations Topic" in Note 2 for details. Beginning January 1, 2010, we continuously analyze the primary beneficiary of our VIEs, to determine whether we are the primary beneficiary, by applying a qualitative approach to identify the variable interest that has the power to direct activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or the right to receive returns that could potentially be significant to the VIE.

ACCOUNTING ESTIMATES AND ASSUMPTIONS
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, deferred acquisition costs ("DAC"), value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds which includes deferred front-end loads ("DFEL"), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS
For all business combination transactions occurring after January 1, 2009, we use the acquisition method of accounting, and accordingly generally, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests. For all business combination transactions initiated after June 30, 2001, but before January 1, 2009, the purchase method of accounting has been used, and accordingly, the assets and liabilities of the acquired company have been recorded at their estimated fair values as of the merger date. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information relative to the fair values as of the acquisition date becomes available. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

FAIR VALUE MEASUREMENT
Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price"). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") ACCOUNTING STANDARDS CODIFICATION(TM) ("ASC"), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

- Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to "blockage discounts" that are excluded;

- Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, that are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

- Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no mar- ket activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

AVAILABLE-FOR-SALE SECURITIES -- FAIR VALUATION METHODOLOGIES AND ASSOCIATED INPUTS
Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("OCI"), net of associated DAC, VOBA, DSI, other contract holder funds and deferred income taxes. See Notes 5 and 15 for additional details.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

We use observable and unobservable inputs in our valuation methodologies. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales, discussions with senior business leaders and brokers and observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on management's judgment concerning the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

- Corporate bonds and U.S. Government bonds - We also use Trade Reporting and Compliance Engine(TM) reported tables for our corporate bonds and vendor trading platform data for our U. S. Government bonds.

- Mortgage- and asset-backed securities - We also utilize additional inputs which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     features and over collateralization features for each of our mortgage-backed securities ("MBS"), which include collateralized mortgage obligations ("CMOs"), mortgage pass through securities backed by residential mortgages ("MPTS") and MBS backed by commercial mortgages ("CMBS"), and for our asset-backed securities ("ABS") collateralized debt obligations ("CDOs").

- State and municipal bonds - We also use additional inputs which include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

- Hybrid and redeemable preferred and equity securities - We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities, including banking, insurance, other financial services and other securities.

AFS SECURITIES -- EVALUATION FOR RECOVERY OF AMORTIZED COST
We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary. For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an other-than-temporary impairment ("OTTI") has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income (Loss). When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities, we generally consider the following to determine that our unrealized losses are not OTTI:

-    The estimated range and average period until recovery;

-    The estimated range and average holding period to maturity;

-    Remaining payment terms of the security;

-    Current delinquencies and nonperforming assets of underlying collateral;

-    Expected future default rates;

- Collateral value by vintage, geographic region, industry concentration or property type;

- Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and

-    Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income (Loss). If we do not intend to sell a debt security or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income (Loss), as this amount is deemed the credit portion of the OTTI. The remainder of the decline to fair value is recorded in OCI to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sale of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process. Management considers the following as part of the evaluation:

-    The current economic environment and market conditions;

-    Our business strategy and current business plans;

- The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;

- Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;

- The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

-    The capital risk limits approved by management; and

-    Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

-    Historic and implied volatility of the security;

- Length of time and extent to which the fair value has been less than amortized cost;

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1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

- Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;

-    Failure, if any, of the issuer of the security to make scheduled payments;
     and

- Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI. Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond or ABS CDOs, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

- Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;

-    Fundamentals of the industry in which the issuer operates;

- Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

- Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);

-    Expectations regarding defaults and recovery rates;

-    Changes to the rating of the security by a rating agency; and

- Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost. We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

- Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;

- Level of creditworthiness of the home equity loans that back a CMO, residential mortgages that back a MPTS or commercial mortgages that back a CMBS;

- Susceptibility to fair value fluctuations for changes in the interest rate environment;

- Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;

- Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;

- Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and

-    Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or sub-prime), geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment of the security.

TRADING SECURITIES
Trading securities consist of fixed maturity and equity securities in designated portfolios, some of which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for the portfolios that support Modco and CFW reinsurance

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arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in realized gain (loss) on our Consolidated Statements of Income (Loss) as they occur.

ALTERNATIVE INVESTMENTS
Alternative investments, which consist primarily of investments in Limited Partnerships ("LPs"), are included in other investments on our Consolidated Balance Sheets. We account for our investments in LPs using the equity method to determine the carrying value. Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships' general partners. As a result, our venture capital, real estate and oil and gas portfolios are generally on a three-month delay and our hedge funds are on a one-month delay. In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the in-vestees are typically received during the second quarter of each calendar year. Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

PAYABLES FOR COLLATERAL ON INVESTMENTS
When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash collateral received. This liability is included within payables for collateral on investments on our Consolidated Balance Sheets. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Income (Loss). Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

MORTGAGE LOANS ON REAL ESTATE
Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate. As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans. We believe all of the loans in our portfolio share three primary risks: borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate; the loan's observable market price; or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles. Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis. Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted. After the grace period expiration that may last up to 10 days, we send a default notice. The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Income (Loss) when received, depending on the assessment of the collectibility of the loan. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios. The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan-to-value ratio

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1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

generally indicates a higher quality loan. The debt-service coverage ratio compares a property's net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

POLICY LOANS
Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

REAL ESTATE
Real estate includes both real estate held for the production of income and real estate held-for-sale. Real estate held for the production of income is carried at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset. We periodically review properties held for the production of income for impairment. Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Income (Loss). The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale. Real estate is not depreciated while it is classified as held-for-sale. Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Income (Loss). Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

DERIVATIVE INSTRUMENTS
We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions. All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value. We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in "Fair Value Measurement." The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we must designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge, a fair value hedge or a hedge of a net investment in a foreign subsidiary.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of accumulated OCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments but that are economic hedges, the gain or loss is recognized in net income. See Note 6 for details of where the gain or loss recognized in net income is reported on our Consolidated Statements of Income (Loss).

We purchase and issue financial instruments and products that contain embedded derivative instruments. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the Consolidated Balance Sheets, is carried at fair value with changes in fair value recognized in net income during the period of change. See Note 6 for additional discussion of our derivative instruments, including details of where the gain or loss recognized in net income is reported on our Consolidated Statements of Income
(Loss).

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair market value of the derivative.

CASH AND CASH EQUIVALENTS
Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with a maturity of three months or less.

DAC, VOBA, DSI AND DFEL
Commissions and other costs of acquiring UL insurance, variable universal life ("VUL") insurance, traditional life insurance, annuities and other investment contracts, which vary with and are related primarily to the production of new business, have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus

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credits and excess interest for dollar cost averaging contracts are considered DSI, and the unamortized balance is reported in other assets on our Consolidated Balance Sheets. Contract sales charges that are collected in the early years of an insurance contract are deferred (referred to as "DFEL"), and the un-amortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization is reported within underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss). DSI amortization is reported in interest credited on our Consolidated Statements of Income (Loss). The amortization of DFEL is reported within insurance fees on our Consolidated Statements of Income (Loss). The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 40 years and 30 years, respectively, based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are generally between 12 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance, which include individual whole life, group business and term life insurance contracts, are amortized over periods of 7 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain
(loss).

On a quarterly basis, we may record an adjustment to the amounts included within our Consolidated Balance Sheets for DAC, VOBA, DSI and DFEL with an offsetting benefit or charge to revenue or expense for the effect of the difference between future EGPs used in the prior quarter and the emergence of actual and updated future EGPs in the current quarter ("retrospective unlocking"). In addition, in the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL, included on our Consolidated Balance Sheets, are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change ("prospective unlocking - assumption changes"). We may have prospective unlocking in other quarters as we become aware of information that warrants updating prospective assumptions outside of our annual comprehensive review. We may also identify and implement actuarial modeling refinements ("prospective unlocking -- model refinements") that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. The primary distinction between retrospective and prospective unlocking is that retrospective unlocking is driven by the difference between actual gross profits compared to EGPs each period, while prospective unlocking is driven by changes in assumptions or projection models related to our expectations of future EGPs.

DAC, VOBA, DSI and DFEL are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE
Our insurance companies enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Income (Loss), respectively, because there is a right of offset. All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance

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contracts. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL
We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. We are required to perform a two-step test in our evaluation of the carrying value of goodwill for impairment. In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value is deemed to be sufficient and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist and Step 2 is required to be performed. In Step 2, the implied fair value of the reporting unit's goodwill is determined by assigning the reporting unit's fair value as determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value, and a charge is reported in impairment of intangibles on our Consolidated Statements of Income (Loss).

SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS
Specifically identifiable intangible assets, net of accumulated amortization, are reported in other assets on our Consolidated Balance Sheets. The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following: the economic or competitive environments in which the Company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Income (Loss).

Sales force intangibles are attributable to the value of the new business distribution system for certain life insurance products within the Insurance Solutions - Life Insurance segment acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years.

Specifically identifiable intangible assets also include Federal Communications Commission ("FCC") licenses and other agreements reported within Other Operations. The FCC licenses are not amortized.

OTHER LONG-LIVED ASSETS
Property and equipment owned for company use is included in other assets on our Consolidated Balance Sheets and is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.

We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.

Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES
We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 11 for additional information regarding arrangements with contractual guarantees.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit ("GDB"), guaranteed withdrawal benefit ("GWB") and guaranteed income benefit ("GIB") features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age

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80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

As discussed in Note 6, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each guaranteed living benefit ("GLB") feature. We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products. The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves. The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Income
(Loss) in a category referred to as GLBs.

The "market consistent scenarios" used in the determination of the fair value of the GWB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. In our calculation, risk-neutral Monte-Carlo simulations resulting in over 10 million scenarios are utilized to value the entire block of guarantees. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS
Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims. Other contract holder funds represent liabilities for account values, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.00% to 13.50% . These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the reserves. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.

With respect to our future contract benefits and other contract holder funds, we continually review: overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.

UL and VUL products with secondary guarantees represented approximately 40% of permanent life insurance in force as of December 31, 2010, and approximately 52% of sales for these products in 2010. Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Future contract benefits on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which represents approximate surrender value including an estimate for our nonperformance risk. Our LINCOLN SMARTSECURITY(R)
Advantage GWB feature, GIB and 4LATER(R) features have elements of both insurance benefits and embedded derivatives. We weight these features and their associated reserves accordingly based on their hybrid nature. We classify these items in

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Level 3 within the hierarchy levels described above in "Fair Value
Measurement."

The fair value of our indexed annuity contracts is based on their approximate surrender values.

BORROWED FUNDS
LNL's short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less. Long-term borrowings have contractual or expected maturities greater than one year.

DEFERRED GAIN ON BUSINESS SOLD THROUGH REINSURANCE
Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. ("Swiss Re") in December 2001 through a series of indemnity reinsurance transactions. We are recognizing the gain related to these transactions at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

COMMITMENTS AND CONTINGENCIES
Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

INSURANCE FEES
Insurance fees for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within insurance fees on our Consolidated Statements of Income (Loss). These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

INSURANCE PREMIUMS
Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

NET INVESTMENT INCOME
Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For ABS and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Income (Loss).

REALIZED GAIN (LOSS)
Realized gain (loss) on our Consolidated Statements of Income (Loss) includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivative and trading securities. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

OTHER REVENUES AND FEES
Other revenues and fees consists primarily of fees attributable to broker-dealer services recorded as earned at the time of sale,

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

changes in the market value of our seed capital investments and communications sales recognized as earned, net of agency and representative commissions.

INTEREST CREDITED
Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2008 through 2010 ranged from 3.00% to 9.00%.

BENEFITS
Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed death benefits. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS
Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate. See Note 18 for additional information.

STOCK-BASED COMPENSATION
In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our consolidated balance sheet and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss). See Note 20 for additional information.

INTEREST AND DEBT EXPENSES
Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts, and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method. In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest expense during the period of the change.

INCOME TAXES
We have elected to file consolidated federal income tax returns with LNC and its subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized. See Note 7 for additional information.

2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

CONSOLIDATIONS TOPIC
In June 2009, the FASB issued Accounting Standards Update ("ASU") No. 2009-17, "Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities" ("ASU 2009-17"), which amended the consolidation guidance for VIEs. Primarily, the quantitative analysis previously required under the Consolidations Topic of the FASB ASC was eliminated and replaced with a qualitative approach for identifying the variable interest that has the power to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or the right to receive returns that could potentially be significant to the VIE. In addition, variable interest holders are required to perform an ongoing reassessment of the primary beneficiary of the VIE. Upon adoption of ASU 2009-17, an entity was required to reconsider prior consolidation assessments for VIEs in which the entity continues to hold a variable interest. In February 2010, the FASB issued ASU No. 2010-10, "Amendments for Certain Investment Funds" ("ASU 2010-10"), which deferred application of the guidance in ASU 2009-17 for reporting entities with interests in an entity that applies the specialized accounting guidance for investment companies.

Effective January 1, 2010, we adopted the amendments in ASU 2009-17 and ASU 2010-10, and accordingly reconsidered our involvement with all our VIEs and the primary beneficiary of the VIEs. In accordance with ASU 2009-17, we are the primary beneficiary of the VIEs associated with our investments

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

2. NEW ACCOUNTING STANDARDS (CONTINUED)

in Credit-Linked Notes ("CLN"), and as such, we consolidated all of the assets and liabilities of these VIEs and recorded a cumulative effect adjustment of $169 million, after-tax, to the beginning balance of retained earnings as of January 1, 2010. The following summarizes the increases or (decreases) recorded effective January 1, 2010, to the categories (in millions) on our Consolidated Balance Sheets for this cumulative effect adjustment:

ASSETS
AFS securities, at fair value:
  Fixed maturity securities -- ABS CLNs         $(322)
  VIEs' fixed maturity securities                 565
                                                --------
     Total assets                               $ 243
                                                ========
LIABILITIES
VIEs' liabilities:
  Derivative instruments                        $ 225
  Federal income tax                              (91)
                                                --------
     Total VIEs' liabilities                      134
Other liabilities -- deferred income taxes         97
                                                --------
     Total liabilities                          $ 231
                                                ========
STOCKHOLDER'S EQUITY
Retained earnings                               $(169)
Accumulated OCI -- unrealized gain (loss) on
  AFS securities                                  181
                                                --------
  Total stockholder's equity                       12
                                                --------
     Total liabilities and stockholder's equity $ 243
                                                ========

In addition, we considered our investments in LPs and other alternative investments, and concluded these investments are within the scope of the deferral in ASU 2010-10, and as such they are not subject to the amended consolidation guidance in ASU 2009-17. As a result, we will continue to account for our alternative investments consistent with the accounting policy in Note
1. See Note 4 for more detail regarding the consolidation of our VIEs.

DERIVATIVES AND HEDGING TOPIC
In March 2010, the FASB issued ASU No. 2010-11, "Scope Exception Related to Embedded Credit Derivatives" ("ASU 2010-11"), to clarify the scope exception when evaluating an embedded credit derivative, which may potentially require separate accounting. Specifically, ASU 2010-11 states that only an embedded credit derivative feature related to the transfer of credit risk that is solely in the form of subordination of one financial instrument to another is not subject to further analysis as a potential embedded derivative under the Derivatives and Hedging Topic of the FASB ASC. Embedded credit derivatives, which no longer qualify for the scope exception, are subject to a bifurcation analysis. The fair value option may be elected for investments within the scope of ASU 2010-11 on an instrument-by-instrument basis. If the fair value option is not elected, preexisting contracts acquired, issued or subject to a remeasurement event on or after January 1, 2007 are within the scope of ASU 2010-11. We adopted ASU 2010-11 at the beginning of the interim reporting period ended September 30, 2010. The adoption did not have a material impact on our consolidated financial condition and results of operations.

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC
In January 2010, the FASB issued ASU No. 2010-06, "Improving Disclosures about Fair Value Measurements" ("ASU 2010-06"), which requires additional disclosure related to the three-level fair value hierarchy. Entities are required to disclose significant transfers in and out of Levels 1 and 2 of the fair value hierarchy, and separately present information related to purchases, sales, issuances and settlements in the reconciliation of fair value measurements classified as Level 3. In addition, ASU 2010-06 amended the fair value disclosure requirement for pension and postretirement benefit plan assets to require this disclosure at the investment class level. We adopted the amendments in ASU 2010-06 effective January 1, 2010, and have prospectively included the required disclosures in Note 18 related to benefit plans and Note 22 related to Levels 1 and 2 of the fair value hierarchy. The disclosures related to purchases, sales, issuances and settlements for Level 3 fair value measurements are effective for reporting periods beginning after December 15, 2010, and as such, these disclosures will be included in the Notes to Consolidated Financial Statements effective January 1, 2011.

INVESTMENTS -- DEBT AND EQUITY SECURITIES TOPIC
In April 2009, the FASB replaced the guidance in the Investments - Debt and Equity Securities Topic of the FASB ASC related to OTTI. Under this new accounting guidance, management's assertion that it has the intent and ability to hold an impaired debt security until recovery was replaced by the requirement for management to assert if it either has the intent to sell the debt security or if it is more likely than not the entity will be required to sell the debt security before recovery of its amortized cost basis. Our accounting policy for OTTI, included in Note 1, reflects these changes to the accounting guidance adopted by FASB.

As permitted by the transition guidance, we early adopted these amendments to the Investments - Debt and Equity Securities Topic effective January 1, 2009, by recording an increase of $97 million to the opening balance of retained earnings with a corresponding decrease to accumulated OCI on our Consolidated Statements of Stockholder's Equity to reclassify the noncredit portion of previously other-than-temporarily impaired debt securities held as of January 1, 2009. The following summarizes the components (in millions) for this cumulative effect adjustment:

                                                    NET
                                 UNREALIZED     UNREALIZED
                                    OTTI           LOSS
                                   ON AFS         ON AFS
                                 SECURITIES     SECURITIES    TOTAL
                                ------------- ------------- --------
Increase in amortized cost of
  fixed maturity AFS securities        $33          $152     $185
Change in DAC, VOBA,
  DSI, and DFEL                         (6)          (30)     (36)
Income tax                              (9)          (43)     (52)
                                ------------- ------------- --------
  Net cumulative effect
     adjustment                        $18          $ 79     $ 97
                                ============= ============= ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

2. NEW ACCOUNTING STANDARDS (CONTINUED)

The cumulative effect adjustment was calculated for all debt securities held as of January 1, 2009, for which an OTTI was previously recognized, and for which we did not intend to sell the security and it was not more likely than not that we would be required to sell the security before recovery of its amortized cost, by comparing the present value of cash flows expected to be received as of January 1, 2009, to the amortized cost basis of the debt securities. The discount rate used to calculate the present value of the cash flows expected to be collected was the rate for each respective debt security in effect before recognizing any OTTI. In addition, because the carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on fixed maturity AFS securities, we recognized a true-up to our DAC, VOBA, DSI and DFEL balances for this cumulative effect adjustment.

The following summarizes the increase to the amortized cost of our fixed maturity AFS securities (in millions) as of January 1, 2009, resulting from the recognition of the cumulative effect adjustment:

Corporate bonds                       $121
CMOs                                    62
CDOs                                     2
                                      ----
  Total fixed maturity AFS securities $185
                                      ====

In addition, we include on the face of our Consolidated Statements of Income
(Loss) the total OTTI recognized in realized gain (loss), with an offset for the amount of noncredit impairments recognized in accumulated OCI. We disclose the amount of OTTI recognized in accumulated OCI in Note 15, and the enhanced disclosures related to OTTI are included in Note 5.

RECEIVABLES TOPIC
In July 2010, the FASB issued ASU No. 2010-20, "Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses" ("ASU 2010-20"), in order to enhance and expand the financial statement disclosures. These amendments are intended to provide more information regarding the nature of the risk associated with financing receivables and how the assessment of the risk is used to estimate the allowance for credit losses. In addition, expanded disclosures provide more information regarding changes recognized during the reporting period to the allowance for credit losses. Comparative disclosures are not required for earlier reporting periods ending prior to the initial adoption date, and the amendments in ASU 2010-20 are effective in phases over two reporting periods. We adopted the amendments related to information required as of the end of the reporting period for the reporting period ending December 31, 2010, and have included the required disclosures in Notes 1 and 5. Disclosures that provide information about the activity during a reporting period, primarily the allowance for credit losses and modifications of financing receivables, are effective for interim and annual reporting periods beginning on or after December 15, 2010, and will be included in the Notes to Consolidated Financial Statements beginning with the reporting period ending March 31, 2011.

TRANSFERS AND SERVICING TOPIC
In June 2009, the FASB issued ASU No. 2009-16, "Accounting for Transfers of Financial Assets" ("ASU 2009-16"), which, among other things, eliminated the concept of a qualifying special-purpose entity ("SPE") and removed the scope exception for a qualifying SPE from the Consolidations Topic of the FASB ASC. As a result, previously unconsolidated qualifying SPEs were required to be re-evaluated for consolidation by the sponsor or transferor. We adopted ASU 2009-16 effective January 1, 2010. The adoption did not have a material impact on our consolidated financial condition and results of operations. See "Consolidations Topic" above for additional information and Note 4 for further discussion of the accounting treatment of our VIEs.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

FINANCIAL SERVICES -- INSURANCE INDUSTRY TOPIC
In April 2010, the FASB issued ASU No. 2010-15, "How Investments Held through Separate Accounts Affect an Insurer's Consolidation Analysis of Those Investments" ("ASU 2010-15"), to clarify a consolidation issue for insurance entities that hold a controlling interest in an investment fund either partially or completely through separate accounts. ASU 2010-15 concludes that an insurance entity would not be required to consider interests held in separate accounts when determining whether or not to consolidate an investment fund, unless the separate account interest is held for the benefit of a related party. If an investment fund is consolidated, the portion of the assets representing interests held in separate accounts would be recorded as a separate account asset with a corresponding separate account liability. The remaining investment fund assets would be consolidated in the insurance entity's general accounts. ASU 2010-15 will be applied retrospectively for fiscal years and interim periods within those fiscal years beginning after December 15, 2010, with early application permitted. We will adopt ASU 2010-15 as of the beginning of the reporting period ending March 31, 2011, and do not expect the adoption will have a material impact on our consolidated financial condition and results of operations.

In October 2010, the FASB issued ASU No. 2010-26, "Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts" ("ASU 2010-26"), which clarifies the types of costs incurred by an insurance entity that can be capitalized in the acquisition of insurance contracts. Only those costs incurred which result directly from and are essential to the successful acquisition of new or renewal insurance contracts may be capitalized. Incremental costs related to unsuccessful attempts to acquire insurance contracts must be expensed as incurred. Under ASU 2010-26, the capitalization criteria in the direct-response advertising guidance of the Other Assets and Deferred Costs Topic of the FASB ASC must be met in order to capitalize advertising costs. The amendments are effective for fiscal years and interim periods beginning after December 15, 2011. Early adoption is permitted, and an entity may elect to apply the guidance prospectively or retrospectively. We will adopt the provisions of ASU 2010-26 effective January 1, 2012, and are currently evaluating the impact of the adoption on our consolidated financial condition and results of operations.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

INTANGIBLES -- GOODWILL AND OTHER TOPIC
In December 2010, the FASB issued ASU No. 2010-28, "When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts" ("ASU 2010-28"). Generally, reporting units with zero or negative carrying amounts will pass Step 1 of the goodwill impairment test as the fair value will exceed carrying value; therefore, goodwill impairment is not assessed under Step 2. ASU 2010-28 modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts, and requires these reporting units to perform Step 2 of the impairment test to determine if it is more likely than not that goodwill impairment exists. The amendments are effective for fiscal years and interim periods beginning after December 15, 2010, and early adoption is not permitted. Upon adoption of this ASU, all reporting units within scope must be evaluated under the new accounting guidance, and any resulting impairment will be recognized as a cumulative-effect adjustment to the opening balance of retained earnings in the period of adoption. Impairments identified after the period of adoption must be recognized in earnings. We will adopt the amendments in ASU 2010-28 effective as of the beginning of the reporting period ending March 31, 2011, and do not expect the adoption will have a material impact on our consolidated financial condition and result of operations.

3. REINSURANCE CEDED, REINSURANCE RECAPTURED, FUNDS WITHHELD AGREEMENT, REINSURANCE ASSUMED AND CAPITAL CONTRIBUTION

REINSURANCE CEDED TO LINCOLN NATIONAL REINSURANCE COMPANY (BARBADOS) LIMITED ("LNBAR")
We completed a reinsurance transaction during the fourth quarter of 2010 whereby we ceded a block of business to LNBAR, a wholly-owned subsidiary of LNC, which resulted in the release of approximately $151 million of capital previously supporting a portion of statutory reserves related to our term insurance products. The following summarizes the impact of this transaction (in millions) on our Consolidated Balance Sheets:

ASSETS
Deferred acquisition costs                    $(148)
Other assets                                    (40)
                                              --------
  Total assets                                $(188)
                                              ========
LIABILITIES
Future contract benefits                      $ (72)
Deferred gain (loss) on business sold through
  reinsurance                                   (76)
Other liabilities                               (40)
                                              --------
  Total liabilities                           $(188)
                                              ========


REINSURANCE RECAPTURED FROM LNBAR
During the third quarter of 2010, we completed a reinsurance transaction whereby we recaptured a portion of business previously ceded to LNBAR. The following summarizes the impact of this transaction (in millions) on our Consolidated Balance Sheets:

ASSETS
Cash                                            $ 25
Deferred acquisition costs                       110
                                               --------
  Total assets                                 $ 135
                                               ========
LIABILITIES
Future contract benefits                       $ 387
Other contract holder funds                       22
Funds withheld reinsurance liabilities          (346)
Deferred gain (loss) on business sold through
  reinsurance                                     42
Other liabilities                                 10
                                               --------
  Total liabilities                            $ 115
                                               ========
REVENUES AND EXPENSES
Amortization of deferred gain on business sold
  through reinsurance:
  Write-off of unamortized deferred loss       $ (42)
  Gain on recapture                               17
Benefits                                          55
Federal income tax expense                       (10)
                                               --------
  Net income                                    $ 20
                                               ========

FUNDS WITHHELD AGREEMENT WITH LNBAR
We completed a funds withheld transaction with LNBAR during the fourth quarter of 2009 whereby we acquired the hedging program for certain GLB variable annuity products with GWB and GIB features. This transaction resulted in the receipt of cash of $162 million, an increase to derivative investments of $790 million and an increase in funds withheld reinsurance liabilities of $952 million. For further information on our hedging program regarding this matter, see "Guaranteed Living Benefit Embedded Derivative Reserves" in Note 6.

REINSURANCE ASSUMED FROM FIRST PENN-PACIFIC LIFE INSURANCE COMPANY ("FPP")
We completed a reinsurance transaction during the fourth quarter of 2009 whereby we assumed a block of business from FPP, a wholly-owned subsidiary of LNC. The following

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

3. REINSURANCE CEDED, REINSURANCE RECAPTURED, FUNDS WITHHELD AGREEMENT, REINSURANCE ASSUMED AND CAPITAL CONTRIBUTION (CONTINUED)

summarizes the impact of this transaction (in millions) on our Consolidated Balance Sheets:

ASSETS
Deferred acquisition costs                    $48
Other assets                                   15
                                              ---
  Total assets                                $63
                                              ===
LIABILITIES
Future contract benefits                      $15
Deferred gain (loss) on business sold through
  reinsurance                                  47
Other liabilities                               1
                                              ---
  Total liabilities                           $63
                                              ===

CAPITAL CONTRIBUTION OF LFM
On May 7, 2009, LNC made a capital contribution to LNL that transferred ownership of LFM to LNL. The following summarizes the impact of this capital contribution (in millions):

                                                 CAPITAL
                                            CONTRIBUTION
                                                   VALUE
                                            ---------------
Cash and invested cash                             $ 1
Goodwill                                           174
Specifically identifiable intangible assets        168
Other assets                                        21
Short-term debt                                    (14)
Other liabilities                                  (70)
                                            ---------------
  Total capital contribution of LFM(1)            $280
                                            ===============

(1) Reported in capital contribution from LNC on our Consolidated Statements of Stockholder's Equity.

4. VARIABLE INTEREST ENTITIES

CONSOLIDATED VIES
In 2006 and 2007, we issued two funding agreements and used the proceeds to invest in the Class 1 Notes of two CLN structures, which represent special purpose trusts combining asset-backed securities with credit default swaps to produce multi-class structured securities. The CLN structures also include subordinated Class 2 Notes, which are held by third parties, and, together with the Class 1 Notes, represent 100% of the outstanding notes of the CLN structures. The entities that issued the CLNs are financed by the note holders, and, as such, the note holders participate in the expected losses and residual returns of the entities. Because the note holders do not have voting rights or similar rights, we determined the entities issuing the CLNs are VIEs, and as a note holder, our interest represented a variable interest. As of December 31, 2009, these VIEs were not consolidated because under the authoritative accounting guidance at that time, we were not the primary beneficiary of the VIEs because the Class 2 Notes absorbed the majority of the expected losses of the CLN structures. The carrying value of the CLNs as of December 31, 2009, was recognized as a fixed maturity security within AFS on our Consolidated Balance Sheets, and the funding agreements we issued were reported in other contract holder funds on our Consolidated Balance Sheets as of December 31, 2010 and 2009.

Effective January 1, 2010, we adopted the new accounting guidance noted above and evaluated the primary beneficiary of the CLN structures using qualitative factors. Based on our evaluation, we concluded that the ability to actively manage the reference portfolio underlying the credit default swaps is the most significant activity impacting the performance of the CLN structures, because the subordination and participation in credit losses may change. We concluded that we have the power to direct this activity. In addition, we receive returns from the CLN structures and may absorb losses that could potentially be significant to the CLN structures. As such, we concluded that we are the primary beneficiary of the VIEs associated with the CLNs. We consolidated all of the assets and liabilities of the CLN structures through a cumulative effect adjustment to the beginning balance of retained earnings as of January 1, 2010, and recognized the results of operations of these VIEs on our consolidated financial statements beginning in the first quarter of 2010. See "Consolidations Topic" in Note 2 for more detail regarding the effect of the adoption. Asset and liability information (dollars in millions) for these

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

4. VARIABLE INTEREST ENTITIES (CONTINUED)

consolidated VIEs included on our Consolidated Balance Sheets as of December 31, 2010, was as follows:

                                NUMBER
                                  OF      NOTIONAL  CARRYING
                              INSTRUMENTS  AMOUNTS    VALUE
                              ----------- -------- -----------
ASSETS
Fixed maturity corporate
  asset-backed credit
  card loan securities(1)       N/A         $ --     $584
                              =========== ======== ===========
LIABILITIES
Derivative instruments not
  designated and not
  qualifying as hedging
  instruments:
  Credit default swaps(2)         2         $600     $215
  Contingent forwards(2)          2           --       (6)
                              ----------- -------- -----------
     Total derivative
        instruments not
        designated and not
        qualifying as hedging
        instruments               4          600      209
Federal income tax(2)           N/A           --      (77)
                              ----------- -------- -----------
        Total liabilities         4         $600     $132
                              =========== ======== ===========

(1) Reported in VIEs' fixed maturity securities on our Consolidated Balance Sheets.

(2)  Reported in VIEs' liabilities on our Consolidated Balance Sheets.

For details related to the fixed maturity AFS securities for these VIEs, see
Note 5.

The credit default swaps create variability in the CLN structures and expose the note holders to the credit risk of the referenced portfolio. The contingent forwards transfer a portion of the loss in the underlying fixed maturity corporate asset-backed credit card loan securities back to the counterparty after credit losses reach our attachment point.

The gains (losses) for these consolidated VIEs (in millions) recorded on our Consolidated Statements of Income (Loss) were as follows:

                                                   FOR THE
                                                  YEAR ENDED
                                                 DECEMBER 31,
                                                     2010
                                               ---------------
DERIVATIVE INSTRUMENTS NOT DESIGNATED AND
  NOT QUALIFYING AS HEDGING INSTRUMENTS
Credit default swaps(1)                               $25
Contingent forwards(1)                                 (9)
                                               ---------------
  Total derivative instruments not designated
     and not qualifying as hedging instruments        $16
                                               ===============

(1)  Reported in realized gain (loss) on our Consolidated Statements of Income
     (Loss).

The following summarizes information regarding the CLN structures (dollars in millions) as of December 31, 2010:

                                           AMOUNT AND
                                        DATE OF ISSUANCE
                                 --------------------------
                                     $400          $200
                                   DECEMBER        APRIL
                                     2006          2007
                                 ------------- ------------
Original attachment point
  (subordination)                      5.50%        2.05%
Current attachment point
  (subordination)                      4.17%        1.48%
Maturity                         12/20/2016    3/20/2017
Current rating of tranche                B-          Ba2
Current rating of underlying
  collateral pool                    Aa1-B3       Aaa-B1
Number of defaults in underlying
  collateral pool                         2            2
Number of entities                      123           99
Number of countries                      19           22

There has been no event of default on the CLNs themselves. Based upon our analysis, the remaining subordination as represented by the attachment point should be sufficient to absorb future credit losses, subject to changing market conditions. Similar to other debt market instruments, our maximum principal loss is limited to our original investment as of December 31, 2010.

As described more fully in Note 1, we regularly review our investment holdings for OTTIs. Based upon this review, we believe that the fixed maturity corporate asset-backed credit card loan securities were not other-than-temporarily impaired as of December 31, 2010.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

The following summarizes the exposure of the CLN structures' underlying collateral by industry and rating as of December 31, 2010:

                                    AAA      AA       A      BBB     BB      B      CCC     TOTAL
                                   ------- ------- ------- ------- ------- ------- ------- --------
INDUSTRY
Telecommunications                  --%      --%    6.4%    3.7%    1.1%     --%     --%     11.2%
Financial intermediaries           0.4%     4.0%    6.2%    0.5%     --%     --%     --%     11.1%
Oil and gas                         --%     1.0%    1.2%    4.1%     --%     --%     --%      6.3%
Utilities                           --%      --%    3.1%    1.4%     --%     --%     --%      4.5%
Chemicals and plastics              --%      --%    2.4%    1.2%    0.3%     --%     --%      3.9%
Drugs                              0.3%     2.2%    1.2%     --%     --%     --%     --%      3.7%
Retailers (except food and drug)    --%      --%    0.6%    1.8%    1.1%     --%     --%      3.5%
Industrial equipment                --%      --%    3.0%    0.3%     --%     --%     --%      3.3%
Sovereign                           --%     0.6%    1.6%    1.0%     --%     --%     --%      3.2%
Food products                       --%     0.3%    1.8%    1.1%     --%     --%     --%      3.2%
Conglomerates                       --%     2.7%    0.5%     --%     --%     --%     --%      3.2%
Forest products                     --%      --%     --%    1.6%    1.4%     --%     --%      3.0%
Other industry < 3% (28 industries) --%     2.0%   15.4%   17.3%    3.5%    1.4%    0.3%     39.9%
                                   ------- ------- ------- ------- ------- ------- ------- --------
  Total by industry                 0.7%   12.8%   43.4%   34.0%    7.4%    1.4%    0.3%    100.0%
                                   ======= ======= ======= ======= ======= ======= ======= ========

UNCONSOLIDATED VIES
Effective December 31, 2010, we issued a $500 million long-term senior note in exchange for a corporate bond AFS security of like principal and duration from a non-affiliated VIE whose primary activities are to acquire, hold and issue notes and loans, as well as pay and collect interest on the notes and loans. We have concluded that we are not the primary beneficiary of this VIE because we do not have power over the activities that most significantly affect its economic performance. In addition, the terms of the senior note provide us with a set-off right to the corporate bond AFS security we purchased from the VIE; therefore, neither appears on our Consolidated Balance Sheets. We assigned the corporate bond AFS security to one of our subsidiaries and issued a guarantee to our subsidiary for the timely payment of the corporate bond's principle.

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager. These structured securities include our MBS, which include CMOs, MPTS and CMBS and our ABS CDOs. We have not provided financial or other support with respect to these VIEs other than our original investment. We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination which reduces our obligation to absorb losses or right to receive benefits. Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments. We recognize our variable interest in these VIEs at fair value on our consolidated financial statements. For information about these structured securities, see Note 5.

5. INVESTMENTS

AFS SECURITIES

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

                                                     AS OF DECEMBER 31, 2010
                                           -----------------------------------------
                                                         GROSS UNREALIZED
                                           AMORTIZED -----------------------  FAIR
                                              COST    GAINS LOSSES    OTTI   VALUE
                                           --------- ------ ------ --------- -------
FIXED MATURITY SECURITIES
Corporate bonds                              $47,920 $3,470  $ 597      $ 78 $50,715
U.S. Government bonds                            106     16     --        --     122
Foreign government bonds                         459     37      2        --     494
MBS:
  CMOs                                         5,423    309    107       140   5,485
  MPTS                                         2,801    100      5        --   2,896
  CMBS                                         2,047     89    165         6   1,965
ABS CDOs                                         173     21     13         8     173
State and municipal bonds                      3,150     26     91        --   3,085
Hybrid and redeemable preferred securities     1,433     55    134        --   1,354
VIEs' fixed maturity securities                  570     14     --        --     584
                                           --------- ------ ------ --------- -------
     Total fixed maturity securities          64,082  4,137  1,114       232  66,873
                                           --------- ------ ------ --------- -------
EQUITY SECURITIES
Banking securities                                 2     --     --        --       2
Insurance securities                              32      4     --        --      36
Other financial services securities               18     14     --        --      32
Other securities                                  67      7      4        --      70
                                           --------- ------ ------ --------- -------
     Total equity securities                     119     25      4        --     140
                                           --------- ------ ------ --------- -------
         Total AFS securities                $64,201 $4,162 $1,118      $232 $67,013
                                           ========= ====== ====== ========= =======

                                                     AS OF DECEMBER 31, 2009
                                           -----------------------------------------
                                                         GROSS UNREALIZED
                                           AMORTIZED -----------------------  FAIR
                                              COST    GAINS LOSSES    OTTI   VALUE
                                           --------- ------ ------ --------- -------
FIXED MATURITY SECURITIES
Corporate bonds                              $43,028 $2,195 $1,084      $ 63 $44,076
U.S. Government bonds                            136     12     --        --     148
Foreign government bonds                         473     25      9        --     489
MBS:
  CMOs                                         5,819    246    289       149   5,627
  MPTS                                         2,874     61     26        --   2,909
  CMBS                                         2,332     46    330        --   2,048
ABS:
  CDOs                                           189     10     33         9     157
  CLNs                                           600     --    278        --     322
State and municipal bonds                      1,983     14     54        --   1,943
Hybrid and redeemable preferred securities     1,382     33    245        --   1,170
                                           --------- ------ ------ --------- -------
     Total fixed maturity securities          58,816  2,642  2,348       221  58,889
                                           --------- ------ ------ --------- -------
EQUITY SECURITIES
Banking securities                                25     --      1        --      24
Insurance securities                              44      2     --        --      46
Other financial services securities               22     12      6        --      28
Other securities                                  50      7     --        --      57
                                           --------- ------ ------ --------- -------
     Total equity securities                     141     21      7        --     155
                                           --------- ------ ------ --------- -------
         Total AFS securities                $58,957 $2,663 $2,355      $221 $59,044
                                           ========= ====== ====== ========= =======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

5. INVESTMENTS (CONTINUED)

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) were as follows:

                                         AS OF DECEMBER 31, 2010
                                         -----------------------
                                         AMORTIZED       FAIR
                                           COST         VALUE
                                         --------- -------------
Due in one year or less                    $ 2,236       $ 2,281
Due after one year through five years       11,815        12,631
Due after five years through ten years      19,298        20,601
Due after ten years                         20,289        20,841
                                         --------- -------------
  Subtotal                                  53,638        56,354
                                         --------- -------------
MBS                                         10,271        10,346
CDOs                                           173           173
                                         --------- -------------
     Total fixed maturity AFS securities   $64,082       $66,873
                                         ========= =============

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                         AS OF DECEMBER 31, 2010
                                           ------------------------------------------------------------------------
                                                 LESS THAN OR EQUAL           GREATER THAN
                                                  TO TWELVE MONTHS            TWELVE MONTHS             TOTAL
                                           ----------------------------- ----------------------- ------------------
                                                                 GROSS               GROSS                  GROSS
                                                              UNREALIZED           UNREALIZED            UNREALIZED
                                                 FAIR         LOSSES AND  FAIR     LOSSES AND     FAIR   LOSSES AND
                                                 VALUE           OTTI     VALUE        OTTI       VALUE     OTTI
                                           ------------------ ---------- ------ ---------------- ------- ----------
FIXED MATURITY SECURITIES
Corporate bonds                                        $5,155       $289 $1,944             $386 $ 7,099      $ 675
Foreign government bonds                                   19         --      9                2      28          2
MBS:
  CMOs                                                    447        116    700              131   1,147        247
  MPTS                                                    181          5      2               --     183          5
  CMBS                                                     73          8    278              163     351        171
ABS CDOs                                                   --         --    146               21     146         21
State and municipal bonds                               1,849         81     26               10   1,875         91
Hybrid and redeemable preferred securities                199          9    547              125     746        134
                                           ------------------ ---------- ------ ---------------- ------- ----------
     Total fixed maturity securities                    7,923        508  3,652              838  11,575      1,346
                                           ------------------ ---------- ------ ---------------- ------- ----------
EQUITY SECURITIES
Other securities                                            3          4     --               --       3          4
                                           ------------------ ---------- ------ ---------------- ------- ----------
     Total equity securities                                3          4     --               --       3          4
                                           ------------------ ---------- ------ ---------------- ------- ----------
         Total AFS securities                          $7,926       $512 $3,652             $838 $11,578     $1,350
                                           ================== ========== ====== ================ ======= ==========
Total number of AFS securities in an unrealized loss position                                                 1,196
                                                                                                         ==========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                                                                         AS OF DECEMBER 31, 2009
                                           ------------------------------------------------------------------------
                                                  LESS THAN OR EQUAL            GREATER THAN
                                                   TO TWELVE MONTHS             TWELVE MONTHS           TOTAL
                                           ----------------------------- ----------------------- ------------------
                                                                 GROSS               GROSS                  GROSS
                                                              UNREALIZED           UNREALIZED            UNREALIZED
                                                 FAIR         LOSSES AND  FAIR     LOSSES AND     FAIR   LOSSES AND
                                                 VALUE           OTTI     VALUE        OTTI       VALUE     OTTI
                                           ------------------ ---------- ------ ---------------- ------- ----------
FIXED MATURITY SECURITIES
Corporate bonds                                        $4,163       $221 $5,638            $ 926 $ 9,801     $1,147
Foreign government bonds                                   30         --     46                9      76          9
MBS:
  CMOs                                                    382        151    870              287   1,252        438
  MPTS                                                  1,227         14     81               12   1,308         26
  CMBS                                                    152         13    619              317     771        330
ABS:
  CDOs                                                      9          6    127               36     136         42
  CLNs                                                     --         --    322              278     322        278
State and municipal bonds                               1,190         45     53                9   1,243         54
Hybrid and redeemable preferred securities                105          5    795              240     900        245
                                           ------------------ ---------- ------ ---------------- ------- ----------
     Total fixed maturity securities                    7,258        455  8,551            2,114  15,809      2,569
                                           ------------------ ---------- ------ ---------------- ------- ----------
EQUITY SECURITIES
Banking securities                                          1          1     --               --       1          1
Other financial services securities                         4          6     --               --       4          6
                                           ------------------ ---------- ------ ---------------- ------- ----------
     Total equity securities                                5          7     --               --       5          7
                                           ------------------ ---------- ------ ---------------- ------- ----------
         Total AFS securities                          $7,263       $462 $8,551           $2,114 $15,814     $2,576
                                           ================== ========== ====== ================ ======= ==========
Total number of AFS securities in an unrealized loss position                                                 1,696
                                                                                                         ==========

For information regarding our investments in VIEs, see Note 4.

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

                                                                   AS OF DECEMBER 31, 2010
                                                    ----------------------------------------------
                                                              GROSS UNREALIZED          NUMBER
                                                     FAIR  -----------------------        OF
                                                     VALUE LOSSES      OTTI         SECURITIES(1)
                                                    ------ ------ ---------------- ---------------
Less than six months                                 $ 169   $ 73              $ 4              41
Six months or greater, but less than nine months        55     20               --              13
Nine months or greater, but less than twelve months     39     15                1              13
Twelve months or greater                               884    501              171             224
                                                    ------ ------ ---------------- ---------------
  Total                                             $1,147   $609             $176             291
                                                    ====== ====== ================ ===============

                                                                   AS OF DECEMBER 31, 2009
                                                    ----------------------------------------------
                                                              GROSS UNREALIZED          NUMBER
                                                     FAIR  -----------------------        OF
                                                     VALUE LOSSES      OTTI         SECURITIES(1)
                                                    ------ ------ ---------------- ---------------
Less than six months                                 $ 415  $ 125              $ 4              80
Six months or greater, but less than nine months       115     60               --              25
Nine months or greater, but less than twelve months    409    160               93              96
Twelve months or greater                             1,623  1,264              116             309
                                                    ------ ------ ---------------- ---------------
  Total                                             $2,562 $1,609             $213             510
                                                    ====== ====== ================ ===============

(1) We may reflect a security in more than one aging category based on various purchase dates.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

We regularly review our investment holdings for OTTI. Our gross unrealized losses on AFS securities as of December 31, 2010, decreased $1.2 billion in comparison to December 31, 2009. This change was attributable to a decline in overall market yields, which was driven, in part, by improved credit fundamentals (i.e., market improvement and narrowing credit spreads). As discussed further below, we believe the unrealized loss position as of December 31, 2010, does not represent OTTI as we did not intend to sell these fixed maturity AFS securities, it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities or we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2010, management believed we had the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2010, the unrealized losses associated with our corporate bond securities were attributable primarily to securities that were backed by commercial loans and individual issuer companies. For our corporate bond securities with commercial loans as the underlying collateral, we evaluated the projected credit losses in the underlying collateral and concluded that we had sufficient subordination or other credit enhancement when compared with our estimate of credit losses for the individual security and we expected to recover the entire amortized cost for each security. For individual issuers, we performed detailed analysis of the financial performance of the issuer and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2010, the unrealized losses associated with our MBS and ABS CDOs were attributable primarily to collateral losses and credit spreads. We assessed for credit impairment using a cash flow model as discussed above. The key assumptions included default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each security.

As of December 31, 2010, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of specific issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the issuer based upon credit performance and investment ratings and determined we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

                                       FOR THE YEARS ENDED
                                           DECEMBER 31,
                                     ----------------------
                                       2010        2009
                                     ------- --------------
Balance as of beginning-of-year      $260           $ --
  Cumulative effect from adoption of
     new accounting standard           --             30
  Increases attributable to:
     Credit losses on securities for
        which an OTTI was not
        previously recognized          13            259
     Credit losses on securities for
        which an OTTI was previously
        recognized                     61             --
  Decreases attributable to:
     Securities sold                  (25)           (29)
                                     ------- --------------
        Balance as of end-of-year    $309           $260
                                     ======= ==============

During the years ended December 31, 2010 and 2009, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security. The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

-    Failure of the issuer of the security to make scheduled payments;

-    Deterioration of creditworthiness of the issuer;

-    Deterioration of conditions specifically related to the security;

-    Deterioration of fundamentals of the industry in which the issuer operates;

- Deterioration of fundamentals in the economy including, but not limited to, higher unemployment and lower housing prices; and

-    Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

5. INVESTMENTS (CONTINUED)

TRADING SECURITIES

Trading securities at fair value (in millions) consisted of the following:

                                     AS OF DECEMBER 31,
                                     ------------------
                                       2010      2009
                                     ------ -----------
FIXED MATURITY SECURITIES
Corporate bonds                      $1,674      $1,641
U.S. Government bonds                   362         370
Foreign government bonds                 29          29
MBS:
  CMOs                                  124         124
  MPTS                                  123          60
  CMBS                                   67          81
ABS CDOs                                  5          --
State and municipal bonds                22          18
Hybrid and redeemable preferred
  securities                             51          41
                                     ------ -----------
     Total fixed maturity securities  2,457       2,364
EQUITY SECURITIES
Other securities                          2           2
                                     ------ -----------
     Total equity securities              2           2
                                     ------ -----------
        Total trading securities     $2,459      $2,366
                                     ====== ===========

The portion of the market adjustment for losses that relate to trading securities still held as of December 31, 2010, 2009 and 2008, was $86 million, $126 million and $172 million, respectively.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in California and Texas, which accounted for approximately 31% and 29% of mortgage loans as of December 31, 2010 and 2009, respectively.

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

                                      AS OF DECEMBER 31,
                                    ---------------------
                                      2010        2009
                                    --------- -----------
Current                             $6,419      $6,815
Valuation allowance associated with
  impaired mortgage loans on
  real estate                           (8)         (8)
Unamortized premium (discount)          20          28
                                    --------- -----------
  Total carrying value              $6,431      $6,835
                                    ========= ===========

The number of impaired mortgage loans on real estate, each of which had an associated specific valuation allowance, and the carrying value of impaired mortgage loans on real estate (dollars in millions) were as follows:

                                         AS OF DECEMBER 31,
                                       ---------------------
                                         2010       2009
                                       ------- -------------
Number of impaired mortgage loans
  on real estate                          6             2
                                       ======= =============
Principal balance of impaired mortgage
  loans on real estate                  $52           $22
Valuation allowance associated with
  impaired mortgage loans on
  real estate                            (8)           (8)
                                       ------- -------------
  Carrying value of impaired
     mortgage loans on real estate      $44           $14
                                       ======= =============

The average carrying value on the impaired mortgage loans on real estate (in millions) was as follows:

                                   FOR THE YEARS ENDED
                                     DECEMBER 31,
                                ----------------------
                                2010     2009     2008
                                ---- ------------ ----
Average carrying value for
  impaired mortgage loans on
  real estate                    $29          $ 8  $--
Interest income recognized on
  impaired mortgage loans on
  real estate                      3           --   --
Amount of interest income
  collected on impaired
  mortgage loans on real estate    3           --   --
                                ==== ============ ====

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans on real estate, which were as follows (dollars in millions):

                               AS OF DECEMBER 31, 2010
                             ---------------------------
                                                   DEBT-
                                                 SERVICE
                             PRINCIPAL          COVERAGE
                              AMOUNT      %       RATIO
                             --------- -------- --------
LOAN-TO-VALUE
Less than 65%                   $4,677  72.9%       1.61
65% to 74%                       1,429  22.3%       1.41
75% to 100%                        143   2.2%       0.86
Greater than 100%                  170   2.6%       1.15
                             --------- --------
  Total mortgage loans on
     real estate                $6,419 100.0%
                             ========= ========

ALTERNATIVE INVESTMENTS

As of December 31, 2010 and 2009, alternative investments included investments in approximately 95 and 99 different partnerships, respectively, and the portfolio represented less than 1% of our overall invested assets.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Consolidated Statements of Income (Loss) were as follows:

                                    FOR THE YEARS ENDED
                                        DECEMBER 31,
                           -----------------------------------
                             2010         2009          2008
                           --------- --------------- ---------
Fixed maturity AFS
  securities               $3,624          $3,373    $3,236
VIEs' fixed maturity AFS
  securities                   14              --        --
Equity AFS securities           5               7         8
Trading securities            148             148       154
Mortgage loans on
  real estate                 421             451       473
Real estate                    16              17        20
Standby real estate equity
  commitments                   1               1         3
Policy loans                  167             169       177
Invested cash                   5               8        45
Alternative investments        93             (54)      (34)
Consent fees                    8               5         5
Other investments              (7)              8        --
                           --------- --------------- ---------
  Investment income         4,495           4,133     4,087
Investment expense           (133)           (127)     (112)
                           --------- --------------- ---------
     Net investment income $4,362          $4,006    $3,975
                           ========= =============== =========

REALIZED GAIN (LOSS) RELATED TO CERTAIN INVESTMENTS

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

                                       FOR THE YEARS ENDED
                                          DECEMBER 31,
                                ----------------------------------
                                  2010          2009       2008
                                -------- --------------- ---------
Fixed maturity AFS securities:
  Gross gains                   $ 100           $ 154      $ 49
  Gross losses                   (241)           (687)   (1,059)
Equity AFS securities:
  Gross gains                       9               5         1
  Gross losses                     (4)            (27)      (33)
Gain (loss) on other
  investments                      (4)           (100)       31
Associated amortization of
  DAC, VOBA, DSI and DFEL
  and changes in other
  contract holder funds             8             157       244
                                -------- --------------- ---------
     Total realized gain (loss)
        related to certain
        investments             $(132)          $(498)   $ (767)
                                ======== =============== =========

Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

                                           FOR THE YEARS ENDED
                                               DECEMBER 31,
                                  ------------------------------------
                                    2010         2009          2008
                                  -------- --------------- -----------
OTTI RECOGNIZED IN
  NET INCOME (LOSS)
Fixed maturity securities:
  Corporate bonds                 $ (88)          $(209)      $(527)
  MBS:
     CMOs                           (61)           (237)       (289)
     CMBS                           (41)             --          (1)
  ABS CDOs                           (1)            (39)         (1)
  Hybrid and redeemable
     preferred securities            (5)            (67)        (50)
                                  -------- --------------- -----------
     Total fixed maturity
        securities                 (196)           (552)       (868)
                                  -------- --------------- -----------
Equity securities:
  Banking securities                 --             (10)         --
  Insurance securities               --              (8)         (1)
  Other financial services
     securities                      (3)             (3)        (24)
  Other securities                   --              (6)         (7)
                                  -------- --------------- -----------
     Total equity securities         (3)            (27)        (32)
                                  -------- --------------- -----------
        Gross OTTI recognized
           in net income (loss)    (199)           (579)       (900)
        Associated amortization
           of DAC, VOBA, DSI
           and DFEL                  51             198         218
                                  -------- --------------- -----------
           Net OTTI recognized
              in net income
              (loss), pre-tax     $(148)          $(381)      $(682)
                                  ======== =============== ===========
PORTION OF OTTI
  RECOGNIZED IN OCI
Gross OTTI recognized in OCI       $ 93           $ 339        $ --
Change in DAC, VOBA,
  DSI and DFEL                      (10)            (77)         --
                                  -------- --------------- -----------
  Net portion of OTTI
     recognized in OCI, pre-tax    $ 83           $ 262        $ --
                                  ======== =============== ===========


DETERMINATION OF CREDIT LOSSES ON CORPORATE BONDS AND ABS CDOS
As of December 31, 2010 and 2009, we reviewed our corporate bond and ABS CDO portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs. The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

DETERMINATION OF CREDIT LOSSES ON MBS
As of December 31, 2010 and 2009, default rates were projected by considering underlying MBS loan performance and collateral type. Projected default rates on existing delinquencies vary between 25% to 100% depending on loan type and severity of delinquency status. In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history. Finally, we develop a default rate timing curve by aggregating the defaults for all loans (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) in the pool to project the future expected cash flows.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans. Second lien loans are assigned 100% severity, if defaulted. For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further housing price depreciation.

PAYABLES FOR COLLATERAL ON INVESTMENTS

The carrying values of the payables for collateral on investments (in millions) included on our Consolidated Balance Sheets and the fair value of the related investments or collateral consisted of the following:

                                                                                       AS OF DECEMBER 31,
                                                                         ------------------------------------------
                                                                                  2010                    2009
                                                                         -------------------- ---------------------
                                                                         CARRYING    FAIR    CARRYING         FAIR
                                                                            VALUE    VALUE    VALUE          VALUE
                                                                         --------    ------ -----------      ------
Collateral payable held for derivative investments(1)                     $ 853       $ 853       $ 634       $ 634
Securities pledged under securities lending agreements(2)                   199         192         501         479
Securities pledged under reverse repurchase agreements(3)                   280         294         344         359
Securities pledged for Term Asset-Backed Securities Loan Facility
  ("TALF")(4)                                                               280         318         345         386
Securities pledged for Federal Home Loan Bank of Indianapolis Securities
  ("FHLBI")(5)                                                              100         115         100         111
                                                                         --------    ------ -----------      ------
  Total payables for collateral on investments                           $1,712      $1,772      $1,924      $1,969
                                                                         ========    ====== ===========      ======

(1) We obtain collateral based upon contractual provisions with our counterparties. These agreements take into consideration the counterparties' credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that once exceeded result in the receipt of cash that is typically invested in cash and invested cash. See Note 6 for details about maximum collateral potentially required to post on our credit default swaps.

(2) Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3) Our pledged securities under reverse repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our reverse repurchase program is typically invested in fixed maturity AFS securities.

(4) Our pledged securities for TALF are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount that has typically averaged 90% of the fair value of the TALF securities. The cash received in these transactions is invested in fixed maturity AFS securities.

(5) Our pledged securities for FHLBI are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 85% to 95% of the fair value of the FHLBI securities. The cash received in these transactions is typically invested in cash and invested cash or fixed maturity AFS securities.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

5. INVESTMENTS (CONTINUED)

Increase (decrease) in payables for collateral on investments (in millions) included on the Consolidated Statements of Cash Flows consisted of the following:

                                        FOR THE YEARS ENDED
                                           DECEMBER 31,
                                ----------------------------------
                                   2010         2009       2008
                                --------- --------------- --------
Collateral payable held for
  derivative investments         $ 219           $ 651    $ (17)
Securities pledged under
  securities lending
  agreements                      (302)             74     (228)
Securities pledged under
  reverse repurchase
  agreements                       (64)           (126)     (10)
Securities pledged for TALF        (65)            345       --
Securities pledged for FHLBI        --             100       --
                                --------- --------------- --------
  Total increase (decrease) in
     payables for collateral on
     investments                $ (212)         $1,044    $(255)
                                ========= =============== ========

INVESTMENT COMMITMENTS

As of December 31, 2010, our investment commitments were $887 million, which included $292 million of LPs, $53 million of standby commitments to purchase real estate upon completion and leasing, $354 million of private placements and $188 million of mortgage loans.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2010 and 2009, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $4.7 billion and $4.5 billion, or 6% of our invested assets portfolio, respectively, and our investments in securities issued by Fannie Mae with a fair value of $2.8 billion and $2.9 billion, or 3% and 4% of our invested assets portfolio, respectively. These investments are included in corporate bonds in the tables above.

As of December 31, 2010, our most significant investments in one industry were our investment securities in the electric industry with a fair value of $6.4 billion, or 8% of our invested assets portfolio, and our investment securities in the CMO industry with a fair value of $6.2 billion, or 8% of our invested assets portfolio. As of December 31, 2009, our most significant investment in one industry was our investment securities in the CMO industry with a fair value of $6.6 billion, or 9% of the invested assets portfolio. We utilized the industry classifications to obtain the concentration of financial instruments amount; as such, this amount will not agree to the AFS securities table above.

6. DERIVATIVE INSTRUMENTS

TYPES OF DERIVATIVE INSTRUMENTS AND DERIVATIVE STRATEGIES

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, default risk, basis risk and credit risk. We assess these risks by continually identifying and monitoring changes in interest rate exposure, foreign currency exposure, equity market exposure and credit exposure that may adversely impact expected future cash flows and by evaluating hedging opportunities. Derivative instruments that are used as part of our interest rate risk management strategy include interest rate swap agreements, interest rate cap agreements, interest rate futures, forward-starting interest rate swaps, consumer price index swaps, interest rate cap corridors, treasury locks and reverse treasury locks. Derivative instruments that are used as part of our foreign currency risk management strategy include foreign currency swaps, currency futures and foreign currency forwards. Call options based on LNC stock, call options based on the Standard & Poor's ("S&P") 500 Index(R) ("S&P 500"), total return swaps, variance swaps, put options and equity futures are used as part of our equity market risk management strategy. We also use credit default swaps as part of our credit risk management strategy.

We evaluate and recognize our derivative instruments in accordance with the Derivatives and Hedging Topic of the FASB ASC. As of December 31, 2010, we had derivative instruments that were designated and qualifying as cash flow hedges. We also had embedded derivatives that were economic hedges, but were not designed to meet the requirements for hedge accounting treatment. See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.

Our derivative instruments are monitored by LNC's Asset Liability Management Committee and LNC's Equity Risk Management Committee as part of those committees' oversight of our derivative activities. These committees are responsible for implementing various hedging strategies that are developed through their analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with living benefit guarantees offered in our variable annuity products, including the LINCOLN SMARTSECURITY(R) Advantage GWB feature, the 4LATER(R) Advantage GIB feature and the I4LIFE(R) Advantage
GIB feature. See "GLB Reserves Embedded Derivatives" below for further details.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

6. DERIVATIVE INSTRUMENTS (CONTINUED)

See Note 22 for additional disclosures related to the fair value of our financial instruments and see Note 4 for derivative instruments related to our consolidated VIEs.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks (dollars in millions) were as follows:

                                                                               AS OF DECEMBER 31, 2010
                                                     ----------------------------------------------------------------------
                                                                                  ASSET CARRYING    (LIABILITY) CARRYING
                                                        NUMBER                     OR FAIR VALUE      OR FAIR VALUE
                                                         OF      NOTIONAL  ------------------------ -----------------------
                                                     INSTRUMENTS  AMOUNTS   GAIN       LOSS         GAIN        LOSS
                                                     ----------- --------  ------ ----------------- ---- ------------------
DERIVATIVE INSTRUMENTS DESIGNATED AND
  QUALIFYING AS HEDGING INSTRUMENTS
Cash flow hedges:
  Interest rate swap agreements(1)                         151    $ 926      $ 24            $ (71    --            $ --
  Forward-starting interest rate swaps(1)                    2      150         1               --    --              --
  Foreign currency swaps(1)                                 13      340        43              (13)   --              --
  Reverse treasury locks(1)                                  5    1,000        11               (5)   --              --
                                                     ----------- --------  ------ ----------------- ---- ------------------
     Total derivative instruments designated and
        qualifying as hedging instruments                    171    2,416      79              (89)   --              --
                                                     ----------- --------  ------ ----------------- ---- ------------------
DERIVATIVE INSTRUMENTS NOT DESIGNATED AND
  NOT QUALIFYING AS HEDGING INSTRUMENTS
Interest rate cap agreements(1)                              3      150        --               --    --              --
Interest rate futures(1)                                15,881    2,251        --               --    --              --
Equity futures(1)                                       13,375      907        --               --    --              --
Interest rate swap agreements(1)                            81    7,955        34             (511)   --              --
Credit default swaps(2)                                      9      145        --               --    --             (16)
Total return swaps(1)                                        8      800        --              (21)   --              --
Put options(1)                                             145    5,602     1,151               --    --              --
Call options (based on S&P 500)(1)                         544    4,083       301               --    --              --
Variance swaps(1)                                           50       30        46              (34)   --              --
Currency futures(1)                                      1,589      219        --               --    --              --
Consumer price index swaps(1)                              100       55        --               (2)   --              --
Interest rate cap corridors(1)                              73    8,050        52               --    --              --
Embedded derivatives:
  Deferred compensation plans(2)                             6       --        --               --    --            (315)
  Indexed annuity contracts(3)                         132,260       --        --               --    --            (497)
  GLB reserves(3)                                      305,962       --        --               --   518            (926)
  Reinsurance related(4)                                    --       --       417               --    --            (305)
  AFS securities(1)                                          1       --        15               --    --              --
                                                     ----------- --------  ------ ----------------- ---- ------------------
     Total derivative instruments not designated and
        not qualifying as hedging instruments            470,087   30,247   2,016             (568)  518          (2,059)
                                                     ----------- --------  ------ ----------------- ---- ------------------
           Total derivative instruments                  470,258  $32,663  $2,095            $(657) $518         $(2,059)
                                                     =========== ========  ====== ================= ==== ==================

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                                                                          AS OF DECEMBER 31, 2009
                                                     -----------------------------------------------------------------------
                                                                                  ASSET CARRYING    (LIABILITY) CARRYING
                                                        NUMBER                     OR FAIR VALUE      OR FAIR VALUE
                                                         OF      NOTIONAL  ------------------------ -----------------------
                                                     INSTRUMENTS  AMOUNTS   GAIN       LOSS         GAIN        LOSS
                                                     ----------- --------  ------ ----------------- ---- ------------------
DERIVATIVE INSTRUMENTS DESIGNATED AND
  QUALIFYING AS HEDGING INSTRUMENTS
Cash flow hedges:
  Interest rate swap agreements(1)                          85    $ 620   $ 24            $ (45)     $ --            $ --
  Foreign currency swaps(1)                                 13      340     33              (19)       --              --
                                                     ----------- -------- ------ ------------------- ---- ------------------
     Total derivative instruments designated and
        qualifying as hedging instruments                     98      960     57            (64)       --              --
                                                     ----------- -------- ------ ------------------- ---- ------------------
DERIVATIVE INSTRUMENTS NOT DESIGNATED AND
  NOT QUALIFYING AS HEDGING INSTRUMENTS
Interest rate cap agreements(1)                             20    1,000     --               --        --              --
Interest rate futures(1)                                19,073    2,333     --               --        --              --
Equity futures(1)                                       21,149    1,147     --               --        --              --
Interest rate swap agreements(1)                            81    6,232     63             (349)       --              --
Foreign currency forwards(1)                                17    1,035     12              (91)       --              --
Credit default swaps(2)                                     14      220     --               --        --             (65)
Put options(1)                                             114    4,093    935               --        --              --
Call options (based on LNC stock)(1)                         1        9     --               --        --              --
Call options (based on S&P 500)(1)                         559    3,440    215               --        --              --
Variance swaps(1)                                           36       26     66              (22)       --              --
Currency futures(1)                                      3,664      505     --               --        --              --
Embedded derivatives:
  Deferred compensation plans(2)                             6       --     --               --        --            (314)
  Indexed annuity contracts(3)                         108,119       --     --               --        --            (419)
  GLB reserves(3)                                      261,309       --     --               --       308            (984)
  Reinsurance related(4)                                    --       --    417               --        --            (140)
  AFS securities(1)                                          2       --     19               --        --              --
                                                     ----------- -------- ------ ------------------- ---- ------------------
     Total derivative instruments not designated and
        not qualifying as hedging instruments            414,164   20,040  1,727           (462)      308          (1,922)
                                                     ----------- -------- ------ ------------------- ---- ------------------
           Total derivative instruments                  414,262  $21,000 $1,784          $(526)     $308         $(1,922)
                                                     =========== ======== ====== =================== ==== ==================

(1) Reported in derivative investments on our Consolidated Balance Sheets.

(2) Reported in other liabilities on our Consolidated Balance Sheets.

(3) Reported in future contract benefits on our Consolidated Balance Sheets.

(4) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

                                                           REMAINING LIFE AS OF DECEMBER 31, 2010
                                                 --------------------------------------------------------
                                                 LESS THAN 1 - 5   6 - 10 11 - 30      OVER 30
                                                  1 YEAR   YEARS   YEARS   YEARS        YEARS      TOTAL
                                                 --------- ------ ------- -------- -------------- -------
DERIVATIVE INSTRUMENTS DESIGNATED AND
  QUALIFYING AS HEDGING INSTRUMENTS
Cash flow hedges:
  Interest rate swap agreements                       $ 24   $ 84   $ 264    $ 540            $14   $ 926
  Forward-starting interest rate swaps                  --     --      50      100             --     150
  Foreign currency swaps                                --    124     135       81             --     340
  Reverse treasury locks                                --    850     150       --             --   1,000
                                                 --------- ------ ------- -------- -------------- -------
     Total derivative instruments designated and
        qualifying as hedging instruments               24  1,058     599      721             14   2,416
                                                 --------- ------ ------- -------- -------------- -------
DERIVATIVE INSTRUMENTS NOT DESIGNATED AND
  NOT QUALIFYING AS HEDGING INSTRUMENTS
Interest rate cap agreements                           150     --      --       --             --     150
Interest rate futures                                2,251     --      --       --             --   2,251
Equity futures                                         907     --      --       --             --     907
Interest rate swap agreements                          203  1,819   1,719    4,214             --   7,955
Credit default swaps                                    --     40     105       --             --     145
Total return swaps                                     650    150      --       --             --     800
Put options                                             --  1,589   4,013       --             --   5,602
Call options (based on S&P 500)                      3,311    772      --       --             --   4,083
Variance swaps                                          --      4      26       --             --      30
Currency futures                                       219     --      --       --             --     219
Consumer price index swaps                               4     15      15       19              2      55
Interest rate cap corridors                             --     --   8,050       --             --   8,050
                                                 --------- ------ ------- -------- -------------- -------
     Total derivative instruments not designated
        and not qualifying as hedging
        instruments                                  7,695  4,389  13,928    4,233              2  30,247
                                                 --------- ------ ------- -------- -------------- -------
           Total derivative instruments with
              notional amounts                      $7,719 $5,447 $14,527   $4,954            $16 $32,663
                                                 ========= ====== ======= ======== ============== =======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

The change in our unrealized gain (loss) on derivative instruments in accumulated OCI (in millions) was as follows:

                                             FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                           ----------------------
                                             2010         2009
                                           ------- --------------
UNREALIZED GAIN (LOSS) ON
  DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year            $(13)          $(15)
Other comprehensive income (loss):
  Unrealized holding gains (losses)
     arising during the year:
     Cash flow hedges:
        Interest rate swap agreements       (24)            33
        Forward-starting interest
           rate swaps                         1             --
        Foreign currency swaps               14            (21)
        Reverse treasury locks                5             --
     AFS securities embedded
        derivatives                           2             --
  Change in foreign exchange rate
     adjustment                               4            (31)
  Change in DAC, VOBA, DSI
     and DFEL                               (11)            11
  Income tax benefit (expense)                3              5
  Less:
     Reclassification adjustment for
        gains (losses) included in net
        income (loss):
        Cash flow hedges:
           Interest rate swap
              agreements(1)                   4              4
           Foreign currency swaps(1)          2             --
     Associated amortization of DAC,
        VOBA, DSI and DFEL                   (9)           (11)
     Income tax benefit (expense)             1              2
                                           ------- --------------
               Balance as of end-of-year   $(17)          $(13)
                                           ======= ==============

(1) The OCI offset is reported within net investment income on our Consolidated Statements of Income (Loss).

(2) The OCI offset is reported within interest and debt ex- pense on our Consolidated Statements of Income (Loss).

The gains (losses) on derivative instruments (in millions) recorded within net income (loss) on our Consolidated Statements of Income (Loss) were as follows:

                                                  FOR THE YEARS ENDED
                                                     DECEMBER 31,
                                      -----------------------------------
                                         2010         2009        2008
                                      -------- --------------- ----------
DERIVATIVE INSTRUMENTS
  DESIGNATED AND QUALIFYING
  AS HEDGING INSTRUMENTS
Cash flow hedges:
  Interest rate swap
     agreements(1)                      $ 4             $ 3       $ (3)
  Forward-starting interest
     rate swaps(1)                       (1)             --         --
  Foreign currency swaps(1)               2               1         (1)
                                      -------- --------------- ----------
        Total derivative
           instruments designated
           and qualifying as
           hedging instruments            5               4         (4)
                                      -------- --------------- ----------
DERIVATIVE INSTRUMENTS NOT
  DESIGNATED AND NOT
  QUALIFYING AS HEDGING
  INSTRUMENTS
Interest rate cap agreements(2)          --              --         (1)
Interest rate futures(2)                183             (60)        --
Equity futures(2)                      (248)            (55)        --
Interest rate swap
  agreements(2)                          (8)           (150)        --
Foreign currency forwards(1)             43              23         --
Credit default swaps -- fees(1)           1               1          1
Credit default swaps --
  marked-to-market(3)                     7             (37)       (51)
Total return swaps(3)                  (133)             --         --
Put options(2)                         (217)           (136)        --
Call options (based on
  LNC stock)(2)                          --              --         (8)
Call options (based on
  S&P 500)(2)                           114              84       (214)
Variance swaps(2)                       (34)            (38)        --
Currency futures(2)                     (13)            (18)        --
Consumer price index swaps(2)            (1)             --         --
Interest rate cap corridors(1)            5              --         --
Embedded derivatives:
  Deferred compensation plans(3)        (33)            (50)        43
  Indexed annuity contracts(2)          (81)            (75)       196
  GLB reserves(2)                       268           2,228     (2,625)
  Reinsurance related(2)               (165)           (155)       226
  AFS securities(1)                      (4)              4         --
                                      -------- --------------- ----------
        Total derivative
           instruments not
           designated and not
           qualifying as hedging
           instruments                 (316)          1,566     (2,433)
                                      -------- --------------- ----------
              Total derivative
                 instruments          $(311)         $1,570    $(2,437)
                                      ======== =============== ==========

(1)  Reported in net investment income on our Consolidated Statements of Income
     (Loss).

(2)  Reported in realized gain (loss) on our Consolidated State- ments of Income
     (Loss).

(3) Reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

The location in the Consolidated Statements of Income (Loss) where the gains (losses) are recorded for each of the derivative instruments discussed below is specified in the table above.

DERIVATIVE INSTRUMENTS DESIGNATED AND QUALIFYING AS CASH FLOW HEDGES

Gains (losses) (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:

                                      FOR THE YEARS ENDED
                                          DECEMBER 31,
                                   -------------------------
                                   2010      2009       2008
                                   ---- --------------- ----
Ineffective portion recognized
  in realized gain (loss)          $ --         $ (1)     $1
Gain (loss) recognized as a
  component of OCI with the offset
  to net investment income            6            4       2

As of December 31, 2010, $19 million of the deferred net losses on derivative instruments in accumulated OCI were expected to be reclassified to earnings during the next twelve months. This reclassification would be due primarily to the interest rate variances related to the interest rate swap agreements.

For the years ended December 31, 2010, 2009 and 2008, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

INTEREST RATE SWAP AGREEMENTS
We use a portion of our interest rate swap agreements to hedge the interest rate risk of our exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price level, performance or value of one or more underlying interest rates. We are required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receive a fixed payment from the counterparty at a predetermined interest rate. The gains or losses on interest rate swaps hedging our interest rate exposure on floating rate bond coupon payments are reclassified from accumulated OCI to net income (loss) as the related bond interest is accrued.

In addition, we use interest rate swap agreements to hedge our exposure to fixed rate bond coupon payments and the change in underlying asset values as interest rates fluctuate.

As of December 31, 2010, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 2042.

FORWARD-STARTING INTEREST RATE SWAPS
We use forward-starting interest rate swaps to hedge our exposure to interest rate fluctuations related to the forecasted purchase of certain AFS securities. The gains or losses resulting from the swap agreements are recorded in OCI. The gains or losses are reclassified from accumulated OCI to earnings over the life of the assets once the assets are purchased.

FOREIGN CURRENCY SWAPS
We use foreign currency swaps, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future. The gains or losses on foreign currency swaps hedging foreign exchange risk exposure on foreign currency bond coupon payments are reclassified from accumulated OCI to net income (loss) as the related bond interest is accrued.

As of December 31, 2010, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was July 2022.

REVERSE TREASURY LOCKS
We use reverse treasury locks to hedge the interest rate exposure related to the purchase of fixed rate securities or the anticipated future cash flows of floating rate fixed maturity securities due to changes in interest rates. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities. The gains or losses resulting from the reverse treasury locks are recorded in OCI and are reclassified from accumulated OCI to earnings over the life of the assets once the assets are purchased.

DERIVATIVE INSTRUMENTS NOT DESIGNATED AND NOT QUALIFYING AS HEDGING
INSTRUMENTS

We use various other derivative instruments for risk management and income generation purposes that either do not qualify for hedge accounting treatment or have not currently been designated by us for hedge accounting treatment.

INTEREST RATE CAP AGREEMENTS
We use interest rate cap agreements to provide a level of protection from the effect of rising interest rates for our annuity business, within our Retirement Solutions - Annuities and Retirement Solutions - Defined Contribution segments. Interest rate cap agreements entitle us to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate, multiplied by the notional amount divided by four. Our interest rate cap agreements provide an economic hedge of our annuity business.

INTEREST RATE FUTURES AND EQUITY FUTURES
We use interest rate futures and equity futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

INTEREST RATE SWAP AGREEMENTS
We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

FOREIGN CURRENCY FORWARDS
We used foreign currency forward contracts to hedge dividends received from LNC's former subsidiary, Lincoln UK. The foreign currency forward contracts obligated us to deliver a specified amount of currency at a future date and a specified exchange rate.

CREDIT DEFAULT SWAPS
We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows us to put the bond back to the counter-party at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

We sold credit default swaps to offer credit protection to contract holders and investors. The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Information related to our open credit default swap liabilities for which we are the seller (dollars in millions) was as follows:

                                               AS OF DECEMBER 31, 2010
-----------------------------------------------------------------------------------------------------
                                             CREDIT RATING                                  MAXIMUM
                   REASON FOR    NATURE OF   OF UNDERLYING    NUMBER OF                     POTENTIAL
  MATURITY          ENTERING     RECOURSE    OBLIGATION(1)  INSTRUMENTS    FAIR VALUE(2)     PAYOUT
---------------   ------------- ------------ --------------- ----------- ------------------ ---------
12/20/2012(3)           (5)          (6)              BBB+           4            $ --         $ 40
12/20/2016(4)           (5)          (6)              BBB            3             (12)          65
03/20/2017(4)           (5)          (6)              BBB-           2              (4)          40
                                                             ----------- ------------------ ---------
                                                                     9            $(16)        $145
                                                             =========== ================== =========
03/20/2010(3)           (7)          (6)              A-             1            $ --         $ 10
06/20/2010(3)           (7)          (6)              A              1              --           10
12/20/2012(3)           (5)          (6)              BBB+           4              --           40
12/20/2016(4)           (5)          (6)              B-             2             (19)          48
03/20/2017(4)           (5)          (6)              BB+            6             (46)         112
                                                             ----------- ------------------ ---------
                                                                    14            $(65)        $220
                                                             =========== ================== =========

(1) Represents average credit ratings based on the midpoint of the applicable ratings among Moody's, S&P and Fitch Ratings.

(2) Broker quotes are used to determine the market value of credit default swaps.

(3) These credit default swaps were sold to our contract holders, prior to 2007, where we determined there was a spread versus premium mismatch.

(4) These credit default swaps were sold to a counter-party of the consolidated VIEs as discussed in Note 1.

(5) Credit default swap was entered into in order to generate income by providing default protection in return for a quarterly payment.

(6) Seller does not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.

(7) Credit default swap was entered into in order to generate income by providing protection on a highly rated basket of securities in return for a quarterly payment.

Details underlying the associated collateral of our open credit default swaps for which we are the seller, if credit risk related contingent features were triggered (in millions) are as follows:

                                    AS OF DECEMBER 31,
                                    ------------------
                                    2010      2009
                                    ---- -------------
Maximum potential payout            $145          $220
Less:
  Counterparty thresholds             10            30
                                    ---- -------------
     Maximum collateral potentially
        required to post            $135          $190
                                    ==== =============

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding. If these netting agreements were not in place, we would have been required to post approximately $6 million as of December 31, 2010, after considering the fair values of the associated investments counter-parties' credit ratings as compared to ours and specified thresholds that once exceeded result in the payment of cash.

TOTAL RETURN SWAPS
We use total return swaps to hedge a portion of the liability related to our deferred compensation plans. We receive the total

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY return on a portfolio of indexes and pay a floating rate of interest.

PUT OPTIONS
We use put options to hedge the liability exposure on certain options in variable annuity products. Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

CALL OPTIONS (BASED ON LNC STOCK)
We use call options on LNC stock to hedge the expected increase in liabilities arising from SARs granted on LNC stock.

CALL OPTIONS (BASED ON S&P 500)
We use indexed annuity contracts to permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, subject to minimum guarantees. We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held generally offsets the change in value of the embedded derivative within the indexed annuity.

VARIANCE SWAPS
We use variance swaps to hedge the liability exposure on certain options in variable annuity products. Variance swaps are contracts entered into at no cost and whose payoff is the difference between the realized variance rate of an underlying index and the fixed variance rate determined as of inception.

CURRENCY FUTURES
We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products. Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

CONSUMER PRICE INDEX SWAPS
We use consumer price index swaps to hedge the liability exposure on certain options in fixed/indexed annuity products. Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed rate determined as of inception.

INTEREST RATE CAP CORRIDORS
We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for our annuity business, within our Retirement Solutions - Annuities and Retirement Solutions - Defined Contribution segments. Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate. For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate. The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate. There is no additional liability to us other than the purchase price associated with the interest rate cap corridor. Our interest rate cap corridors provide an economic hedge of our annuity business.

DEFERRED COMPENSATION PLANS EMBEDDED DERIVATIVES
We have certain deferred compensation plans that have embedded derivative instruments. The liability related to these plans varies based on the investment options selected by the participants. The liability related to certain investment options selected by the participants is marked-to-market through net income (loss).

INDEXED ANNUITY CONTRACTS EMBEDDED DERIVATIVES
We distribute indexed annuity contracts that permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. This feature represents an embedded derivative under the Derivatives and Hedging Topic of the FASB ASC. Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, subject to minimum guarantees. We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held generally offsets the change in value of the embedded derivative within the indexed annuity.

GLB RESERVES EMBEDDED DERIVATIVES
We have certain GLB variable annuity products with GWB and GIB features that are embedded derivatives. Certain features of these guarantees, notably our GIB, 4LATER([R]) and LINCOLN LIFETIME INCOME(SM)ADVANTAGE features, have elements of both insurance benefits accounted for under the Financial Services
- Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC ("embedded derivative reserves"). We calculate the value of the embedded derivative reserve and the benefit reservexx based on the specific characteristics of each GLB feature. As of December 31, 2010, we had $30.3 billion of account values that were attributable to variable annuities with a GWB feature and $11.4 billion of account values that were attributable to variable annuities with a GIB feature.

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GWB and GIB features. The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of changes in embedded derivative reserves of the GWB and GIB caused by those same factors. As part of our current hedging program, equity markets, interest rates and volatility in market conditions are monitored on a

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY daily basis. We rebalance our hedge positions based upon changes in these factors as needed. While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off. However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives as well as the cash flow activity to be reflected on LNBAR.

REINSURANCE RELATED EMBEDDED DERIVATIVES
We have certain Modco and CFW reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the estimated fair value of these derivatives as they occur are recorded through net income (loss). Offsetting these amounts are corresponding changes in the estimated fair value of trading securities in portfolios that support these arrangements. These embedded derivatives, which are included in reinsurance related embedded derivatives on our Consolidated Balance Sheets, were $(305) million and $(140) million as of December 31, 2010 and 2009, respectively.

We are involved in an inter-company reinsurance agreement where we cede to LNBAR the risk under certain UL contracts for no lapse benefit guarantees. If our contract holders' account value is not sufficient to pay the cost of insurance charges required to keep the policy inforce, and the contract holder has made required deposits, LNBAR will reimburse us for the charges. These embedded derivatives, which are included in reinsurance related embedded derivatives on our Consolidated Balance Sheets, were $417 million as of Decem-ber 31, 2010 and 2009.

AFS SECURITIES EMBEDDED DERIVATIVES
We own various debt securities that either contain call options to exchange the debt security for other specified securities of the borrower, usually common stock, or contain call options to receive the return on equity-like indexes. The change in fair value of these embedded derivatives flows through net income
(loss).

CREDIT RISK

We are exposed to credit loss in the event of nonperformance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or nonperformance risk. The nonperformance risk is based upon assumptions for each counterparty's credit spread over the estimated weighted average life of the counterparty exposure less collateral held. As of December 31, 2010, the nonperformance risk adjustment was $10 million. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring all derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement. We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, we have agreed to maintain certain financial strength or claims-paying ratings. A downgrade below these levels could result in termination of the derivatives contract, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contract. In certain transactions, we and the counterparty have entered into a collateral support agreement requiring either party to post collateral when net exposures exceed pre-determined thresholds. These thresholds vary by counterparty and credit rating. We do not believe the inclusion of termination or collateralization events pose any material threat to the liquidity position of the Company. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. As of December 31, 2010, the exposure was $175 million.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

             AS OF DECEMBER 31, 2010 AS OF DECEMBER 31, 2009
             ----------------------- --------------------------
             COLLATERAL   COLLATERAL COLLATERAL   COLLATERAL
              POSTED BY   POSTED BY  POSTED BY    POSTED BY
    S&P       COUNTER-       LNC      COUNTER-       LNC
   CREDIT      PARTY      (HELD BY     PARTY       (HELD BY
  RATING OF   (HELD BY     COUNTER-   (HELD BY     COUNTER-
COUNTERPARTY    LNC)       PARTY)       LNC)        PARTY)
------------ ---------- ------------ ---------- ---------------
   AAA              $ 1         $ --        $ 3         $ --
    AA               99           --        140           --
   AA-               65           --        272           --
    A+              548           43        171          (13)
     A              422          202        328         (240)
             ---------- ------------ ---------- ---------------
                 $1,135         $245       $914        $(253)
             ========== ============ ========== ===============

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

7. FEDERAL INCOME TAXES

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:


                                      FOR THE YEARS ENDED
                                          DECEMBER 31,
                             ----------------------------------
                               2010        2009          2008
                             --------- --------------- --------
Current                      $ (179)          $ 172    $(292)
Deferred                        526              (9)     224
                             --------- --------------- --------
  Federal income tax expense
     (benefit)                $ 347           $ 163    $ (68)
                             ========= =============== ========

A reconciliation of the effective tax rate differences (in millions) was as follows:

                                  FOR THE YEARS ENDED
                                      DECEMBER 31,
                            -----------------------------
                             2010      2009        2008
                            -------- -------- -----------
Tax rate times pre-tax
  income                    $ 498     $ 88        $ 65
Effect of:
  Separate account dividend
     received deduction       (94)     (77)        (82)
  Tax credits                 (42)     (47)        (25)
  Goodwill                     --      238          --
  Prior year tax return
     adjustment               (13)     (60)        (34)
  Other items                  (2)      21           8
                            -------- -------- --- -------
     Federal income tax
        expense (benefit)   $ 347    $ 163       $ (68)
                            ======== ======== ===========
Effective tax rate             24%     N/M         N/M
                            ======== ======== === =======

The effective tax rate is a ratio of tax expense over pre-tax income (loss). Since the pre-tax income of $251 million and $186 million in 2009 and 2008, respectively, resulted in a tax expense of $163 million in 2009 and a tax benefit of $68 million in 2008, the effective tax rate was not meaningful. The separate account dividend received deduction included in the table above is exclusive of any prior years' tax return resolution.

The federal income tax asset (liability) (in millions), which is included in other liabilities on our Consolidated Balance Sheets, was as follows:

                                   AS OF DECEMBER 31,
                                 ---------------------
                                    2010       2009
                                 ---------- ----------
Current                           $ (412)    $ (250)
Deferred                          (1,500)      (523)
                                 ---------- ----------
  Total federal income tax asset
     (liability)                 $(1,912)    $ (773)
                                 ========== ==========

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                          AS OF DECEMBER 31,
                                        ---------------------
                                           2010       2009
                                        ---------- ----------
DEFERRED TAX ASSETS
Future contract benefits and other
  contract holder funds                 $ 1,116     $1,676
Other investments                           625        338
Reinsurance deferred gain                   138        163
Modco embedded derivative asset              93         49
Compensation and benefit plans              136        151
Net capital loss                             96        112
VIE                                          77         --
Other                                        73         58
                                        ---------- ----------
  Total deferred tax assets               2,354      2,547
                                        ---------- ----------
DEFERRED TAX LIABILITIES
DAC                                       1,982      1,947
VOBA                                        483        734
Net unrealized gain on AFS
  securities                                988         38
Net unrealized gain on trading
  securities                                 86         55
Intangibles                                 179        192
Other                                       136        104
                                        ---------- ----------
  Total deferred tax liabilities          3,854      3,070
                                        ---------- ----------
     Net deferred tax asset (liability) $(1,500)    $ (523)
                                        ========== ==========

LNL and its affiliates, with the exception of Jefferson-Pilot Life Insurance Company ("JPL"), Jefferson Pilot Financial Insurance Company ("JPFIC") and Jefferson Pilot LifeAmerica Insurance Company ("JPLA") as noted below, are part of a consolidated federal income tax filing with LNC. JPL filed a separate federal income tax return until its merger with LNL on April 2, 2007. JPFIC filed a separate federal income tax return until its merger into LNL on July 2, 2007. JPLA was part of a consolidated federal income tax filing with JPFIC until its merger with LLANY on April 2, 2007.

As of December 31, 2010, LNL had net capital loss carryforwards of $275 million which will expire in 2014. LNL believes that it is more likely than not that the capital losses will be fully utilized within the allowable carryforward period.

The application of GAAP requires us to evaluate the recoverability of our deferred tax assets and establish a valuation allowance if necessary, to reduce our deferred tax asset to an amount that is more likely than not to be realizable. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

7. FEDERAL INCOME TAXES

more likely than not that the deferred tax assets, including our capital loss deferred tax asset, will be realized.

As of December 31, 2010 and 2009, $181 million and $180 million, of our unrecognized tax benefits presented below, if recognized, would have impacted our income tax expense and our effective tax rate. We anticipate a change to our unrecognized tax benefits during 2011 in the range of none to $107 million.

                                                FOR THE
                                               YEARS ENDED
                                              DECEMBER 31,
                                           ------------------
                                              2010      2009
                                           ---------- -------
Balance as of beginning-of-year               $293    $264
  Increases for prior year tax positions         2      26
  Decreases for prior year tax positions        (6)     (1)
  Increases for current year tax positions       8      11
  Decreases for current year tax
     positions                                  (7)     (7)
  Decreases for settlements with
     taxing authorities                        (10)     --
  Decreases for lapse of statute of
     limitations                                (2)     --
                                           ---------- -------
        Balance as of end-of-year             $278    $293
                                           ========== =======

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. During the years ended December 31, 2010, 2009 and 2008, we recognized interest and penalty expense related to uncertain tax positions of $6 million, $11 million and $1 million, respectively. We had accrued interest and penalty expense related to the unrecognized tax benefits of $81 million and $75 million as of December 31, 2010 and 2009, respectively.

We are subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the third quarter of 2008, the IRS completed its examination for tax years 2003 and 2004 resulting in a proposed assessment. During the second quarter of 2010, the IRS completed its examination for tax years 2005 and 2006 resulting in a proposed assessment. Also, during the second quarter of 2010, the IRS completed its examination of tax year 2006 for the former Jefferson-Pilot Corporation ("JP") and its subsidiaries. We believe a portion of the assessments is inconsistent with the existing law and are protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to our consolidated results of operations or financial condition. We are currently under audit by the IRS for years 2007 and 2008. The JP subsidiaries acquired in the April 2006 merger are subject to a separate IRS examination cycle. For the former JP subsidiaries, JPL and JPFIC, the IRS is examining the tax years ended April 1, 2007 and July 1, 2007, respectively.

8. DAC, VOBA, DSI AND DFEL

During the fourth quarter of 2008, we recorded a decrease to income (loss) totaling $242 million, for a reversion to the mean prospective unlocking of DAC, VOBA, DSI and DFEL as a result of significant and sustained declines in the equity markets during 2008. During 2010 and 2009, we did not have a reversion to the mean prospective unlocking of DAC, VOBA, DSI and DFEL. The pre-tax impact for these items is included within the prospective unlocking line items in the changes in DAC, VOBA, DSI and DFEL tables below.

Changes in DAC (in millions) were as follows:

                                           FOR THE YEARS ENDED
                                               DECEMBER 31,
                                    -----------------------------
                                      2010      2009      2008
                                    --------- --------- ---------
Balance as of beginning-of-year     $7,310    $7,421    $5,765
  Reinsurance assumed
     (ceded)                           (38)       48      (230)
  Transfer of business to a
     third party                        --       (37)       --
  Deferrals                          1,636     1,614     1,811
  Amortization, net of interest:
     Prospective unlocking --
        assumption changes             (30)      (15)     (368)
     Prospective unlocking --
        model refinements              145        --        44
     Retrospective unlocking            17        82      (120)
     Other amortization, net of
        interest                      (841)     (748)     (712)
  Adjustment related to
     realized (gains) losses           (61)       91       137
  Adjustment related to
     unrealized (gains) losses        (662)   (1,146)    1,094
                                    --------- --------- ---------
        Balance as of end-of-year   $7,476    $7,310    $7,421
                                    ========= ========= =========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

8. DAC, VOBA, DSI AND DFEL (CONTINUED)

Changes in VOBA (in millions) were as follows:

                                           FOR THE YEARS ENDED
                                        DECEMBER 31,
                                    -----------------------------
                                      2010      2009      2008
                                    --------- --------- ---------
Balance as of beginning-of-year     $2,086    $3,763    $2,809
  Transfer of business to a
     third party                        --      (255)       --
  Deferrals                             26        30        40
  Amortization:
     Prospective unlocking --
        assumption changes             (41)      (20)       (7)
     Prospective unlocking --
        model refinements               (7)       --         6
     Retrospective unlocking            11       (44)      (38)
     Other amortization               (361)     (349)     (335)
     Accretion of interest(1)         89       102       116
  Adjustment related to
     realized (gains) losses            (7)       43        98
  Adjustment related to
     unrealized (gains) losses        (418)   (1,184)    1,074
                                    --------- --------- ---------
        Balance as of end-of-year   $1,378    $2,086    $3,763
                                    ========= ========= =========

(1) The interest accrual rates utilized to calculate the accretion of interest ranged from 3.50% to 7.25%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2010, was as follows:

2011                                          $213
2012                                           187
2013                                           166
2014                                           140
2015                                           126

Changes in DSI (in millions) were as follows:

                                    FOR THE YEARS ENDED
                                         DECEMBER 31,
                                  ------------------------
                                   2010     2009     2008
                                  ------- ------- --------
Balance as of beginning-of-year   $361    $310    $ 279
  Deferrals                         66      76       96
  Amortization, net of interest:
     Prospective unlocking --
        assumption changes          (3)     --      (37)
     Retrospective unlocking         5      11       (6)
     Other amortization, net of
        interest                   (53)    (38)     (28)
  Adjustment related to realized
     (gains) losses                (11)      3        6
     Adjustment related to
     unrealized (gains) losses     (41)     (1)      --
                                  ------- ------- --------
        Balance as of end-of-year $324    $361    $ 310
                                  ======= ======= ========


Changes in DFEL (in millions) were as follows:

                                                FOR THE YEARS ENDED
                                                    DECEMBER 31,
                                           -------------------------
                                               2010    2009    2008
                                           --------- ------- -------
Balance as of beginning-of-year              $1,273  $  948   $ 768
  Reinsurance assumed (ceded)                    22      --     (47)
  Transfer of business to a third party .        --     (11)     --
  Deferrals                                     546     496     428
  Amortization, net of interest:
     Prospective unlocking --
        assumption changes                      (57)    (22)    (37)
     Prospective unlocking -- model
        refinements                              56      --      25
     Retrospective unlocking                    (23)     (3)    (41)
     Other amortization, net of interest       (167)   (141)   (150)
  Adjustment related to realized
     (gains) losses                              (4)      5       2
  Adjustment related to unrealized
     (gains) losses                            (174)      1      --
                                           --------- ------- -------
        Balance as of end-of-year            $1,472  $1,273   $ 948
                                           =========================

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

9. REINSURANCE

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Income (Loss), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

                                           FOR THE YEARS
                                         ENDED DECEMBER 31,
                              --------------------------------
                                 2010       2009       2008
                              ---------- ---------- ----------
Direct insurance premiums
  and fees                    $ 6,338    $ 5,936    $ 5,863
Reinsurance assumed                22         10         18
Reinsurance ceded              (1,361)    (1,227)    (1,056)
                              ---------- ---------- ----------
  Total insurance premiums
     and fees, net            $ 4,999    $ 4,719    $ 4,825
                              ========== ========== ==========
Direct insurance benefits     $ 4,324    $ 3,530    $ 4,254
Reinsurance recoveries netted
  against benefits             (1,754)    (1,080)    (1,600)
                              ---------- ---------- ----------
  Total benefits, net         $ 2,570    $ 2,450    $ 2,654
                              ========== ========== ==========

We cede insurance to other companies. The portion of risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance and annuities in order to limit our exposure to mortality losses and enhance our capital management. As discussed in Note 25, a portion of this reinsurance activity is with affiliated companies.

Under our reinsurance program, we reinsure approximately 40% to 45% of the mortality risk on newly issued non-term life insurance contracts and approximately 35% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $10 million on a single insured life issued on fixed, VUL and term life insurance contracts. The retention per single insured life for corporate-owned life insurance is $2 million. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2010, the reserves associated with these reinsurance arrangements totaled $935 million. To cover products other than life insurance, we acquire other reinsurance coverages with retentions and limits.

We obtain reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our principal reinsurers. Our reinsurance operations were acquired by Swiss Re in December 2001, through a series of indemnity reinsurance transactions. Swiss Re represents our largest reinsurance exposure. Under the indemnity reinsurance agreements, Swiss Re reinsured certain of our liabilities and obligations. As we are not relieved of our legal liability to the ceding companies, the liabilities and obligations associated with the reinsured contracts remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $3.6 billion as of December 31, 2010. Swiss Re has funded a trust, with a balance of $1.7 billion as of December 31, 2010, to support this business. As a result of Swiss Re's S&P financial strength rating dropping below AA-, Swiss Re funded an additional trust during the fourth quarter of 2009 with a balance of approximately $1.5 billion as of December
31, 2010, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets are reported within trading securities or mortgage loans on real estate on our Consolidated Balance Sheets. Our liabilities for funds withheld and embedded derivatives as of December 31, 2010, included $1.8 billion and $78 million, respectively, related to the business reinsured by Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions on the business sold to Swiss Re as a deferred gain on business sold through reinsurance on our Consolidated Balance Sheets. The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale. During 2010, 2009 and 2008 we amortized $75 million, $50 million and $50 million, after-tax, respectively, of deferred gain on business sold through reinsurance.

10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

                                             FOR THE YEAR ENDED DECEMBER 31, 2010
                       -------------------------------------------------------------------------
                       ACQUISITION  CUMULATIVE
                         BALANCE    IMPAIRMENT
                          AS OF        AS OF        CAPITAL              DISPOSITIONS   BALANCE
                        BEGINNING-   BEGINNING-  CONTRIBUTION                 AND     AS OF END-
                         OF-YEAR      OF-YEAR       VALUE     IMPAIRMENT     OTHER      OF-YEAR
                       ----------- ------------- ------------ ---------- ------------ ----------
Retirement Solutions:
  Annuities                 $1,040      $(600)            $--        $--          $--      $ 440
  Defined Contribution          20         --              --         --           --         20
Insurance Solutions:
  Life Insurance             2,186         --              --         --           --      2,186
  Group Protection             274         --              --         --           --        274
Other Operations               170        (79)             --         --            6         97
                       ----------- ------------- ------------ ---------- ------------ ----------
     Total goodwill         $3,690      $(679)            $--        $--          $ 6     $3,017
                       =========== ============= ============ ========== ============ ==========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS (CONTINUED)

                                                 FOR THE YEAR ENDED DECEMBER 31, 2009
                       ----------- ----------------------------------------------------------------
                       ACQUISITION  CUMULATIVE
                         BALANCE    IMPAIRMENT
                          AS OF        AS OF        CAPITAL              DISPOSITIONS    BALANCE
                        BEGINNING-   BEGINNING-  CONTRIBUTION                 AND      AS OF END-
                         OF-YEAR      OF-YEAR       VALUE     IMPAIRMENT     OTHER       OF-YEAR
                       ----------- ------------- ------------ ---------- ------------ -------------
Retirement Solutions:
  Annuities                 $1,040        $--         $ --      $(600)            $--         $ 440
  Defined Contribution          20         --           --         --              --            20
Insurance Solutions:
  Life Insurance             2,186         --           --         --              --         2,186
  Group Protection             274         --           --         --              --           274
Other Operations                --         --          174        (79)             (4)           91
                       ----------- ---------- ------------ ------------- ------------- ------------
     Total goodwill         $3,520        $--         $174      $(679)            $(4)       $3,011
                       =========== ========== ============ ============= ============= ============

Included in the acquisition accounting adjustments above were adjustments related to income tax deductions recognized when stock options attributable to mergers were exercised or the release of unrecognized tax benefits acquired through mergers.

We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1. The Step 1 analysis for the reporting units within our Insurance Solutions and Retirement Solutions businesses utilizes primarily a discounted cash flow valuation technique ("income approach"), although limited available market data is also considered. In determining the estimated fair value, we consider discounted cash flow calculations, the level of LNC's share price and assumptions that market participants would make in valuing the reporting unit. This analysis requires us to make judgments about revenues, earnings projections, capital market assumptions and discount rates. For our Media reporting unit, we primarily use discounted cash flow calculations to determine the implied fair value.

As of October 1, 2010, all of our reporting units passed the Step 1 analysis, and although Insurance Solutions - Life Insurance carrying value of the net assets was within the estimated fair value range, we deemed it necessary to validate the carrying value of goodwill through a Step 2 analysis. In our Step 2 analysis of Insurance Solutions - Life Insurance, we estimated the implied fair value of the reporting unit's goodwill, including assigning the reporting unit's fair value determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit were acquired in a business combination as of October 1, 2010, and determined there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

As of October 1, 2009 all of our reporting units passed the Step 1 analysis, except for our Media reporting unit, which required a Step 2 analysis to be completed. We utilized very detailed forecasts of cash flows and market observable inputs in determining a fair value of the net assets for each of the reporting units similar to what would be estimated in a business combination between market participants. The implied fair value of goodwill for our Media reporting unit was lower than its carrying amount; therefore, goodwill was impaired and written down to its fair value for this reporting unit. The impairment recorded in Other Operations for our Media business was a result of declines in current and forecasted advertising revenue for the entire radio market. Our impairment tests showed the implied fair value of our Media reporting unit was lower than its carrying amount; therefore, we recorded non-cash impairments of goodwill of $79 million and specifically identifiable intangible assets of $50 million.

As of March 31, 2009, we performed a Step 1 goodwill impairment analysis on all of our reporting units as a result of our performing an interim test due to volatile capital markets that provided indicators that a potential impairment could be present. All of our reporting units passed the Step 1 analysis, except for our Retirement Solutions - Annuities reporting unit, which required a Step 2 analysis to be completed. Based upon our Step 2 analysis, we recorded goodwill impairment for the Retirement Solutions - Annuities reporting unit in the first quarter of 2009 for $600 million, which was attributable primarily to higher discount rates driven by higher debt costs and equity market volatility, deterioration in sales and declines in equity markets. There were no indicators of impairment as of December 31, 2009, due primarily to the continued improvement in the equity markets and lower discount rates.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

                                                            AS OF DECEMBER 31,
                                              ---------------------------------------------
                                                    2010                       2009
                                              --------------------- -----------------------
                                                GROSS                   GROSS
                                              CARRYING  ACCUMULATED   CARRYING  ACCUMULATED
                                                AMOUNT AMORTIZATION     AMOUNT AMORTIZATION
                                              -------- ------------ ---------- ------------
Insurance Solutions -- Life Insurance:
  Sales force                                     $100          $19       $100          $15
Retirement Solutions -- Defined Contribution:
  Mutual fund contract rights(1)(2)                  2           --          2           --
Other Operations:
  FCC licenses(1)(3)                               118           --        118           --
  Other                                              4            3          4            3
                                              -------- ------------ ---------- ------------
     Total                                        $224          $22       $224          $18
                                              ======== ==== ======= ========== ============

(1)  No amortization recorded as the intangible asset has indefinite life.

(2) We recorded mutual fund contract rights impairment of $1 million for the year ended December 31, 2009.

(3) We recorded FCC licenses impairment of $49 million for the year ended December 31, 2009.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2010, was as follows:

2011                                                         $4
2012                                                          4
2013                                                          4
2014                                                          4
2015                                                          4

11. GUARANTEED BENEFIT FEATURES

Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

                                   AS OF DECEMBER 31,
                                 -----------------------
                                     2010        2009
                                 ----------- -----------
RETURN OF NET DEPOSITS
Total account value               $52,211     $44,712
Net amount at risk(1)                 816       1,888
Average attained age of contract
  holders                        58 YEARS    57 years
MINIMUM RETURN
Total account value(2)              $ 187       $ 203
Net amount at risk(1)                  46          65
Average attained age of contract
  holders                        70 YEARS    69 years
Guaranteed minimum return               5%          5%

                                 AS OF DECEMBER 31,
                                 ------------------
                                   2010      2009
                                 -------- ---------
ANNIVERSARY CONTRACT VALUE
Total account value               $23,483   $21,431
Net amount at risk(1)               2,183     4,021
Average attained age of contract
  holders                        66 YEARS  65 years

(1) Represents the amount of death benefit in excess of the account balance. The decrease in net amount at risk when comparing December 31, 2010, to December 31, 2009, was attributable primarily to the rise in equity markets and associated increase in the account values.

(2) The decrease in total account value when comparing December 31, 2010, to December 31, 2009, was attributable primarily to an increase in contract surrender rates.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility,

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

11. GUARANTEED BENEFIT FEATURES (CONTINUED)

contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDB (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

                                  FOR THE YEARS ENDED
                                         DECEMBER 31,
                                ------------------------
                                 2010     2009    2008
                                ------- -------- -------
Balance as of beginning-of-year $ 71    $ 277    $ 38
  Changes in reserves             57      (33)    312
  Benefits paid                  (84)    (173)    (73)
                                ------- -------- -------
     Balance as of end-of-year  $ 44     $ 71    $277
                                ======= ======== =======

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                    AS OF DECEMBER 31,
                                  ---------------------
                                     2010       2009
                                  ---------- ----------
ASSET TYPE
Domestic equity                   $35,659    $32,489
International equity               14,172     12,379
Bonds                              15,913      9,942
Money market                        5,725      6,373
                                  ---------- ----------
  Total                           $71,469    $61,183
                                  ========== ==========
Percent of total variable annuity
  separate account values              98%        97%

Future contract benefits also include reserves for our products with secondary guarantees for our products sold through our Insurance Solutions - Life Insurance segment. These UL and VUL products with secondary guarantees represented approximately 40% of permanent life insurance in force as of December 31, 2010, and approximately 52% of total sales for these products for the year ended December 31, 2010.

12. OTHER CONTRACT HOLDER FUNDS

Details of other contract holder funds (in millions) were as follows:

                                        AS OF DECEMBER 31,
                                        ------------------
                                         2010       2009
                                        ------- ----------
Fixed account values, including the
  fixed portion of variable and other
  contract holder funds                 $64,582    $61,254
DFEL                                      1,472      1,273
Contract holder dividends payable           484        494
Premium deposit funds                        98        100
Undistributed earnings on participating
  business                                   85         56
                                        ------- ----------
     Total other contract holder funds  $66,721    $63,177
                                        ======= ==========

As of December 31, 2010 and 2009, participating policies comprised approximately 1.20% and 1.30%, respectively, of the face amount of insurance in force, and dividend expenses were $82 million, $89 million and $92 million for the years ended December 31, 2010, 2009 and 2008, respectively.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

13. SHORT-TERM AND LONG-TERM DEBT

Details underlying short-term and long-term debt (in millions) were as follows:

                                  AS OF DECEMBER 31,
                                  ------------------
                                   2010      2009
                                  ------ -----------
Short-term debt
  Short-term debt(1)                $ 10        $ 21
                                  ====== ===========
Long-term debt
  2.75% note, due 2013               $ 4        $ --
  LIBOR + 0.03% note, due 2017       250         250
  LIBOR + 3.41% note, due 2040       500          --
  LIBOR + 1.00% note, due 2037       375         375
  Surplus Notes due LNC:
     9.76% surplus note, due 2024     50          50
     6.56% surplus note, due 2028    500         500
     6.03% surplus note, due 2028    750         750
                                  ------ -----------
        Total surplus notes        1,300       1,300
                                  ------ -----------
           Total long-term debt   $2,429      $1,925
                                  ====== ===========

(1)  The short-term debt represents short-term notes payable to LNC.


Future principal payments due on long-term debt (in millions) as of December 31, 2010, were as follows:

2013          $ 4
Thereafter  2,425
           ------
  Total    $2,429
           ======

CREDIT FACILITIES
Credit facilities (in millions) were as follows:

                                AS OF DECEMBER 31, 2010
                                -----------------------
                     EXPIRATION     MAXIMUM BORROWINGS
                           DATE   AVAILABLE OUTSTANDING
                     ---------- -----------------------
CREDIT FACILITIES
Credit facility with
  the FHLBI(1)            N/A   $630               $350

(1) Our borrowing capacity under this credit facility does not have an expiration date and continues while our investment in the FHLBI common stock remains outstanding. We have pledged securities, included in fixed maturity AFS securities on our Consolidated Balance Sheets, that are associated with this credit facility.

On December 31, 2009, LNC made a capital contribution of $171 million to forgive an outstanding balance on a note due to LNC from a consolidated subsidiary of LNL. The caption "Capital contribution from Lincoln National Corporation" in the accompanying Consolidated Statements of Stockholder's Equity includes the $171 million capital contribution.

In the third quarter of 2008, LNL made an investment of $19 million in the FHLBI, a AAA-rated entity, and made an additional investment of $2 million in the second quarter of 2009. In 2010, LNL made an additional investment of $11 million in the FHLBI. This relationship provides us with another source of liquidity as an alternative to commercial paper and repurchase agreements as well as provides funding at comparatively low borrowing rates. We are allowed to borrow up to 20 times the amount of our common stock investment in the FHLBI through a credit facility with the FHLBI. Our borrowing capacity under this credit facility does not have an expiration date and continues while our investment in the FHLBI common stock remains outstanding as long as we maintain a satisfactory level of credit-worthiness and we do not incur a material adverse change in our financial, business, regulatory or other areas that would materially affect our operations and viability. All borrowings from the FHLBI are required to be secured by certain investments owned by LNL. On December 4, 2008, the LNC and LNL Boards of Directors approved an additional common stock investment of $56 million, which would increase our total borrowing capacity up to $1.5 billion upon completion of that incremental investment. As of December 31, 2010, based on our actual common stock investment, we had borrowing capacity of up to approximately $630 million from the FHLBI. We had a $250 million floating-rate term loan outstanding under the facility due June 20, 2017, which may be prepaid at any time (classified within long-term debt on our Consolidated Balance Sheets as presented in the above table). During the second quarter of 2010, we also borrowed $100 million at a rate of 0.7% that is due May 25, 2011 (classified within payables for collateral on investments on our Consolidated Balance Sheets).

On July 1, 2010, we issued a note of $500 million to LNC. This note calls for us to pay the principal amount of the note on or before June 5, 2040, and interest to be paid annually at an annual rate of LIBOR + 3.41%.

On September 10, 2010, we issued a note of $4 million to LFM. This note calls for us to pay the principal amount of the note on or before September 10, 2013, and interest to be paid semiannually at an annual rate of 2.75%.

On October 9, 2007, we issued a note of $375 million to LNC. This note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 1.00%.

We issued a surplus note for $500 million to LNC in 1998. This note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56% . Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $750 million to LNC in 1998. This note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03% . Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

14. CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS
Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws and laws governing the activities of broker-dealers.

In the ordinary course of its business, LNL and its subsidiaries are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of LNL. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

COMMITMENTS

LEASES
We lease our home office properties in Fort Wayne, Indiana. In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019. We retain our right and option to exercise the remaining four extended terms of five years each in accordance with the lease agreement. These agreements also provide us with the right of first refusal to purchase the properties at a price defined in the agreements and the option to purchase the leased properties at fair market value on the last day of any renewal period.

Total rental expense on operating leases for the years ended December 31, 2010, 2009 and 2008, was $40 million, $47 million and $49 million, respectively. Future minimum rental commitments (in millions) as of December 31, 2010, were as follows:

2011 $30
2012  26
2013  20
2014  13
2015   9

INFORMATION TECHNOLOGY COMMITMENT
In February 2004, LNC completed renegotiations and extended the contract with IBM Global Services for information technology services for the Fort Wayne operations through February 2010. Following the original termination date of this agreement, LNC exercised contractual rights to extend this agreement through February 2012. Annual costs are dependent on usage but are expected to be approximately $9 million.

MEDIA COMMITMENTS
LFM has future commitments of approximately $31 million through 2015 related primarily to employment contracts and rating service contracts.

VULNERABILITY FROM CONCENTRATIONS
As of December 31, 2010, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial position.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity ("ALVA") product offered in our Retirement Solutions - Annuities segment is significant to this segment. The ALVA product accounted for 25%, 28% and 37% of Retirement Solutions - Annuities' variable annuity product deposits in 2010, 2009 and 2008, respectively, and represented approximately 58%, 61% and 62% of our total Retirement Solutions - Annuities' variable annuity product account values as of December 31, 2010, 2009 and 2008, respectively. In addition, fund choices for certain of our other variable annuity products offered in our Retirement Solutions - Annuities segment include American Fund Insurance Series(SM) ("AFIS") funds. For the Retirement Solutions - Annuities segment, AFIS funds accounted for 29%, 33% and 44% of variable annuity product deposits in 2010, 2009 and 2008, respectively, and represented 66%, 69% and 70% of the segment's total variable annuity product account values as of December 31, 2010, 2009 and 2008, respectively.

STANDBY REAL ESTATE EQUITY COMMITMENTS
Historically, we have entered into standby commitments, which obligated us to purchase real estate at a specified cost if a third-party sale did not occur within approximately one year after construction was completed. These commitments were used by a developer to obtain a construction loan from an outside lender on favorable terms. In return for issuing the commitment, we received an annual fee and a percentage of the profit when the property was sold. Our expectation is that we will be obligated to fund those commitments that remain outstanding.

As of December 31, 2010, and December 31, 2009, we had standby real estate equity commitments totaling $53 million and $220 million, respectively. During 2010, we funded commitments of $142 million and recorded a loss of $8 million reported within realized gain (loss) on our Consolidated Statements of Income
(Loss).

During 2009, we suspended entering into new standby real estate commitments.

OTHER CONTINGENCY MATTERS
State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions of $10 million and $12 million as of December 31, 2010 and 2009, respectively.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

15. SHARES AND STOCKHOLDER'S EQUITY

All authorized and issued shares of LNL are owned by LNC.

ACCUMULATED OCI

The following summarizes the components and changes in accumulated OCI (in millions):

                                                     FOR THE YEARS ENDED
                                                        DECEMBER 31,
                                       ------------------------------------------
                                          2010           2009          2008
                                       ---------- ----------------- -------------
UNREALIZED GAIN (LOSS) ON
  AFS SECURITIES
Balance as of beginning-of-year        $    36       $    (2,562)      $    76
  Cumulative effect from adoption
     of new accounting standards           181               (79)           --
  Unrealized holding gains (losses)
     arising during the year             2,322             6,021        (7,316)
  Change in foreign currency
     exchange rate adjustment               (6)               26           (66)
  Change in DAC, VOBA, DSI and
     other contract holder funds        (1,164)           (2,294)        2,522
  Income tax benefit (expense)            (417)           (1,328)        1,703
  Less:
     Reclassification adjustment for
        gains (losses) included in net
        income (loss)                     (136)             (555)       (1,042)
     Associated amortization of
        DAC, VOBA, DSI and DFEL             17               168           244
     Income tax benefit (expense)           42               135           279
                                       ---------- ----------------- -------------
           Balance as of end-of-year   $ 1,029       $        36       $(2,562)
                                       ========== ================= =============
UNREALIZED OTTI ON
  AFS SECURITIES
Balance as of beginning-of-year        $  (108)      $        --       $    --
(Increases) attributable to:
  Cumulative effect from adoption
     of new accounting standards            --               (18)           --
  Gross OTTI recognized in OCI
     during the year                       (93)             (339)           --
  Change in DAC, VOBA, DSI and
     DFEL                                   10                77            --
  Income tax benefit (expense)              29                92            --
Decreases attributable to:
  Sales, maturities or other
     settlements of AFS securities          82               151            --
  Change in DAC, VOBA, DSI and
     DFEL                                  (20)              (28)           --
  Income tax benefit (expense)             (22)              (43)           --
                                       ---------- ----------------- -------------
           Balance as of end-of-year   $  (122)      $      (108)      $    --
                                       ========== ================= =============


                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                       -----------------------------
                                           2010      2009      2008
                                       ----------- --------- -------
UNREALIZED GAIN (LOSS) ON
  DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year           $ (13)   $  (15)   $  (19)
  Unrealized holding gains (losses)
     arising during the year                 (2)       12       (42)
  Change in foreign currency
     exchange rate adjustment                 4       (31)      (36)
  Change in DAC, VOBA, DSI and
     DFEL                                   (11)       11        27
  Income tax benefit (expense)                3         5         1
  Less:
     Reclassification adjustment for
        gains (losses) included in net
        income (loss)                         6         4       (83)
     Associated amortization of
        DAC, VOBA, DSI and DFEL              (9)      (11)       --
     Income tax benefit (expense)             1         2        29
                                       ----------- --------- -------
           Balance as of end-of-year      $ (17)   $  (13)   $   (15)
                                       =========== ========= =======
FUNDED STATUS OF EMPLOYEE
  BENEFIT PLANS
Balance as of beginning-of-year           $ (17)   $  (32)   $    (4)
  Adjustment arising during the year          4        23        (45)
  Income tax benefit (expense)               (1)       (8)        17
                                       ----------- --------- -------
           Balance as of end-of-year      $ (14) $    (17)   $   (32)
                                       =========== ========= =======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

16. REALIZED (GAIN) LOSS

Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Income (Loss) were as follows:

                                         FOR THE YEARS ENDED
                                                DECEMBER 31,
                                        -----------------------
                                         2010    2009    2008
                                        ------ ------- -------
Total realized gain (loss) related to
  certain investments(1)                $(132) $(498)   $(767)
Realized gain (loss) related to certain
  derivative instruments, including
  those associated with our
  consolidated VIEs, and trading
  securities(2)                           (41)    (77)    (78)
Indexed annuity net derivative
  results(3):
  Gross gain (loss)                        34       8      13
  Associated amortization of DAC,
     VOBA, DSI and DFEL                   (15)     (5)     (6)
Guaranteed living benefits(4):
  Gross gain (loss)                       (30)    (10)      2
  Associated amortization of DAC,
     VOBA, DSI and DFEL                   (64)     (8)     12
Realized gain (loss) on sale of
  subsidiaries/businesses                  --       1      --
                                        ------  ------- -------
        Total realized gain (loss)      $(248)  $(589)  $(824)
                                        ====== ======== =======

(1)  See "Realized Gain (Loss) Related to Certain Investments" section in Note
     5.

(2) Represents changes in the fair values of certain derivative investments (including the credit default swaps and contingent forwards associated with our consolidated VIEs), total return swaps (embedded derivatives that are theoretically included in our various modified coinsurance and coinsurance with funds withheld reinsurance arrange- ments that have contractual returns related to various as- sets and liabilities associated with these arrangements) and trading securities.

(3) Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity products along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products. The year ended December 31, 2008, included a $10 million gain from the initial impact of adopting the Fair Value Measurements and Disclosures Topic of the FASB ASC.

(4) Represents the net difference in the change in embedded derivative reserves of our GLB products and the change in the fair value of the derivative instruments we own to hedge, including the cost of purchasing the hedging instruments.

(5) Represents the change in the fair value of the derivatives used to hedge our GDB riders.

17. UNDERWRITING, ACQUISITION, INSURANCE, RESTRUCTURING AND OTHER EXPENSES

Details underlying underwriting, acquisition, insurance and other expenses (in millions) were as follows:

                                      FOR THE YEARS ENDED
                                        DECEMBER 31,
                           ------------------------------------
                             2010          2009         2008
                           --------- --------------- ----------
Commissions                $1,859          $1,565    $ 1,710
General and administrative
  expenses                  1,293           1,203      1,215
Expenses associated with
  reserve financing and
  unrelated LOCs               16               1         --
DAC and VOBA deferrals
  and interest, net of
  amortization               (644)           (652)      (437)
Broker-dealer expenses        212             190        215
Other intangibles
  amortization                  4               4          4
Media expenses                 59              40         --
Taxes, licenses and fees      192             180        195
Merger-related expenses         9              16         50
Restructuring charges
  (recoveries) for expense
  initiatives                  (1)             32          8
                           --------- --------------- ----------
     Total                 $2,999          $2,579    $ 2,960
                           ========= =============== ==========

All merger-related and restructuring charges are included in underwriting, acquisition, insurance and other expenses primarily within Other Operations on our Consolidated Statements of Income (Loss) in the year incurred.

2008 RESTRUCTURING PLAN

Starting in December 2008, we implemented a restructuring plan in response to the economic downturn and sustained market volatility, which focused on reducing expenses. Our cumulative pre-tax charges amounted to $39 million for severance, benefits and related costs associated with the plan for workforce reduction and other restructuring actions.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

18. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS

LNC and LNL maintain qualified funded defined benefit pension plans in which many of our employees and agents are participants. LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees and agents, certain former employees of JP and certain former employees of CIGNA Corporation. In addition, for certain former employees we have supplemental retirement plans that provide defined benefit pension benefits in excess of limits imposed by federal tax law. All of our defined benefit pension plans were frozen as of December 31, 2007, or earlier. For our frozen plans, there are no new participants and no future accruals of benefits from the date of the freeze.

The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service and date of hire, subject to age limitations. The frozen pension plan benefits are calculated either on a traditional or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. The cash balance formula provides benefits stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the date the plan was frozen. Interest Credits continue until the participant's benefit is paid.

LNC and LNL also sponsor a voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide benefits that are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement. Effective January 1, 2008, the postretirement plan providing benefits to former employees of JP was amended such that only employees who had attained age 55 with a minimum of 10 years of service by December 31, 2007, and who later retire on or after age 60 with 15 years of service will be eligible to receive life insurance benefits when they retire.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

18. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)

OBLIGATIONS, FUNDED STATUS AND ASSUMPTIONS

Information (in millions) with respect to our benefit plans' assets and obligations was as follows:

                                                             AS OF OR FOR THE YEARS ENDED DECEMBER 31,
                                                      ----------------------------------------------------
                                                        2010     2009              2010             2009
                                                      ------- ----------- ------------------------ -------
                                                                                          OTHER
                                                      PENSION BENEFITS          POSTRETIREMENT BENEFITS
                                                      ------------------- --------------------------------
CHANGE IN PLAN ASSETS
Fair value as of beginning-of-year                    $119        $101                      $ 4     $ 4
Actual return on plan assets                            17          25                        1      --
Company and participant contributions                   --          --                        3       3
Benefits paid                                           (8)         (7)                      (3)     (3)
                                                      ------- ----------- ------------------------ -------
  Fair value as of end-of-year                         128         119                        5       4
                                                      ------- ----------- ------------------------ -------
CHANGE IN BENEFIT OBLIGATION
Balance as of beginning-of-year                        112         115                       20      20
Interest cost                                            7           7                        2       1
Plan participants' contributions                        --          --                        1       1
Actuarial (gains) losses                                 5          (3)                       1       1
Benefits paid                                           (8)         (7)                      (3)     (3)
                                                      ------- ----------- ------------------------ -------
  Balance as of end-of-year                            116         112                       21      20
                                                      ------- ----------- ------------------------ -------
     Funded status of the plans                       $ 12         $ 7                     $(16)   $(16)
                                                      ======= =========== ======================== =======
AMOUNTS RECOGNIZED ON THE CONSOLIDATED BALANCE SHEETS
Other assets                                          $ 15        $ 12                     $ --    $ --
Other liabilities                                       (3)         (5)                     (16)    (16)
                                                      ------- ----------- ------------------------ -------
  Net amount recognized                               $ 12         $ 7                     $(16)   $(16)
                                                      ======= =========== ======================== =======
AMOUNTS RECOGNIZED IN ACCUMULATED OCI, NET OF TAX
Net (gain) loss                                       $ 15        $ 19                     $ --    $ (1)
Prior service credit                                    --          --                       (1)     (1)
                                                      ------- ----------- ------------------------ -------
  Net amount recognized                               $ 15        $ 19                     $ (1)   $ (2)
                                                      ======= =========== ======================== =======
RATE OF INCREASE IN COMPENSATION
Retiree life insurance plan                            N/A         N/A                     4.00%   4.00%
All other plans                                        N/A         N/A                      N/A     N/A
WEIGHTED-AVERAGE ASSUMPTIONS
Benefit obligations:
  Weighted-average discount rate                      5.25%       6.00%                    5.00%   6.00%
  Expected return on plan assets                      8.00%       8.00%                    6.50%   6.50%
Net periodic benefit cost:
  Weighted-average discount rate                      6.00%       6.00%                    6.00%   6.00%
  Expected return on plan assets                      8.00%       8.00%                    6.50%   6.50%

Consistent with our benefit plans' year end, we use December 31 as the measurement date.

The discount rate was determined based on a corporate yield curve as of December 31, 2010, and projected benefit obligation cash flows for the pension plans. We reevaluate this assumption each plan year. For 2011, our discount rate for the pension plans will be 6%.

The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans' target plan allocation. We reevaluate this assumption each plan year. For 2011, our expected return on plan assets is 8.00% for the plans. The approximate expected return on plan assets by asset class for the pension plans is as follows:

Fixed maturity securities    5.73%
Common stock:
  Domestic equity            9.88%
  International equity       8.48%
Cash and invested assets       --%

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

18. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)

The calculation of the accumulated other postretirement benefit obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) as follows:

                                                        AS OF OR FOR THE
                                                   YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                    2010        2009    2008
                                                   ------- ----------- -------
Pre-65 health care cost trend rate                  9.5%         10%     10%
Post-65 health care cost trend rate                 9.5%         13%     12%
Ultimate trend rate                                   5%          5%      5%
Year that the rate reaches the ultimate trend rate 2020        2020    2019

We expect the health care cost trend rate for 2011 to be 9.00% for both the pre-65 and the post-65 population. A one-percentage point increase in assumed health care cost trend rates would have increased the accumulated postretirement benefit obligation by less than $1 million and total service and interest cost components by less than $1 million. A one-percentage point decrease in assumed health care cost trend rates would have decreased the accumulated postretirement benefit obligation by $1 million and total service and interest cost components by less than $1 million.

Information for our pension plans with an accumulated benefit obligation in excess of plan assets (in millions) was as follows:

                                        AS OF DECEMBER 31,
                                        ------------------
                                        2010      2009
                                        ---- -------------
Accumulated benefit obligation           $94           $90
Projected benefit obligation              94            90
Fair value of plan assets                 91            85

COMPONENTS OF NET PERIODIC BENEFIT COST

The components of net periodic benefit cost for our pension plans' and other postretirement plans' expense (recovery) (in millions) were as follows:

                                                       FOR THE YEARS ENDED DECEMBER 31,
                                          --------------------------------------------------------------------
                                                  PENSION BENEFITS            OTHER POSTRETIREMENT BENEFITS
                                          ------- --------------------------- --------------------------------
                                           2010             2009        2008  2010  2009            2008
                                          ------- ------------------- ------- ---- ------- -------------------
Interest cost                              $ 7                 $ 7     $ 7     $ 1  $ 1                 $ 1
Expected return on plan assets              (9)                 (7)    (11)     --   --                  --
Recognized net actuarial loss (gain)         2                   5       1      --   (1)                 (1)
                                          ------- ------------------- ------- ---- ------- -------------------
  Net periodic benefit expense (recovery)  $--                 $ 5    $ (3)    $ 1  $--                 $--
                                          ======= =================== ======= ==== ======= ===================

We expect our 2011 pension plans' income to be approximately $2 million.

For 2011, the estimated amount of amortization from accumulated OCI into net periodic benefit expense related to net actuarial loss or gain is expected to be an approximate $1 million loss for our pension plans and less than $1 million gain for our other postretirement plans.

PLAN ASSETS

As of December 31, 2010 and 2009, our pension plans' asset target allocations by asset category based on estimated fair values were as follows:

Fixed maturity securities   50%
Common stock:
  Domestic equity           35%
  International equity      15%
Cash and invested assets    --%

The investment objectives for the assets related to our pension plans are to:

- Maintain sufficient liquidity to pay obligations of the plans as they come due;

- Minimize the effect of a single investment loss and large losses to the plans through prudent risk/reward diversification consistent with sound fiduciary standards;

-    Maintain an appropriate asset allocation policy;

- Earn a return commensurate with the level of risk assumed through the asset allocation policy; and

- Control costs of administering and managing the plans' investment operations.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

18. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)

Investments can be made in various asset classes and styles, including, but not limited to: domestic and international equity, fixed income securities, derivatives, and other asset classes the investment managers deem prudent. Our plans follow a strategic asset allocation policy that strives to systemically increase the percentage of assets in liability-matching fixed income investments as funding levels increase.

We currently target asset weightings as follows: domestic equity allocations (35%) are split into large cap (25%), small cap (5%) and hedge funds (5%). Fixed maturity securities represents core fixed income investments. The performance of the pension trust assets are monitored on a quarterly basis relative to the plan's objectives.

Our qualified pension plans' assets have been combined into a master retirement trust where a variety of qualified managers, including manager of managers, are expected to have returns that exceed the median of similar funds over 3-year periods, above an appropriate index over 5-year periods and meet real return standards over 10-year periods. Managers are monitored for adherence to approved investment policy guidelines and managers not meeting these criteria are subject to additional due diligence review, corrective action or possible termination.

FAIR VALUE OF PLAN ASSETS

See "Fair Value Measurement" in Note 1 for discussion of how we categorize our pension plans' assets, into a three-level fair value hierarchy.

The following summarizes our fair value measurements of pension plans' assets (in millions) on a recurring basis by the three-level fair value hierarchy:

                                        AS OF DECEMBER 31, 2010
                           ------------------------------------------
                             QUOTED
                             PRICES
                            IN ACTIVE
                           MARKETS FOR SIGNIFICANT   SIGNIFICANT
                            IDENTICAL  OBSERVABLE   UNOBSERVABLE TOTAL
                              ASSETS      INPUTS       INPUTS    FAIR
                             (LEVEL 1)   (LEVEL 2)    (LEVEL 3) VALUE
                           ----------- ----------- ------------ -----
ASSET CLASS
Fixed maturity securities:
  Corporate bonds                  $--        $ 37          $--  $ 37
  U.S. Government bonds             --          14           --    14
  Foreign government bonds          --           2            3     5
  MBS:
     CMOs                           --           1           --     1
     CMBS                           --           1           --     1
Common stock                        16          43            3    62
Cash and invested assets            --           8           --     8
                           ----------- ----------- ------------ -----
       Total                       $16        $106          $ 6  $128
                           =========== =========== ============ =====

                                         AS OF DECEMBER 31, 2009
                            ------------------------------------------
                               QUOTED
                              PRICES
                             IN ACTIVE
                            MARKETS FOR SIGNIFICANT  SIGNIFICANT
                              IDENTICAL  OBSERVABLE UNOBSERVABLE TOTAL
                               ASSETS     INPUTS       INPUTS    FAIR
                              (LEVEL 1)   (LEVEL 2)    (LEVEL 3) VALUE
                            ----------- ----------- ------------ -----
ASSET CLASS
Fixed maturity securities:
  Corporate bonds                   $--        $ 47          $--  $ 47
  U.S. Government bonds              --           4           --     4
  Foreign government bonds           --           2           --     2
  MBS:
     CMOs                            --           1           --     1
     CMBS                            --           2           --     2
  State and municipal bonds          --           1           --     1
Common stock                         18          42           --    60
Cash and invested assets             --           2           --     2
                            ----------- ----------- ------------ -----
       Total                        $18        $101          $--  $119
                            =========== =========== ============ =====

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

18. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)

The following summarizes changes to our pension plan assets (in millions) classified within Level 3 of the fair value hierarchy as reported above:

                                         FOR THE YEAR ENDED DECEMBER 31, 2010
                           ------------------------------------------------------------
                                      RETURN ON ASSETS              TRANSFERS
                                     -----------------   PURCHASES,   IN OR
                           BEGINNING            SOLD    SALES AND    OUT OF     ENDING
                              FAIR    HELD AT  DURING  SETTLEMENTS,   LEVEL 3,    FAIR
                             VALUE   YEAR END THE YEAR     NET          NET      VALUE
                           --------- -------- -------- ------------ ------------ ------
Fixed maturity securities:
  Foreign government bonds       $--      $--      $--           $3       $--        $3
  Common stock                    --       --       --            3        --         3
                           --------- -------- -------- ------------ ------------ ------
     Total                       $--      $--      $--           $6       $--        $6
                           ========= ======== ======== ============ ============ ======

                                         FOR THE YEAR ENDED DECEMBER 31, 2009
                           ------------------------------------------------------------
                                      RETURN ON ASSETS              TRANSFERS
                                     -----------------   PURCHASES,   IN OR
                           BEGINNING            SOLD    SALES AND    OUT OF     ENDING
                              FAIR    HELD AT  DURING  SETTLEMENTS,   LEVEL 3,    FAIR
                             VALUE   YEAR END THE YEAR     NET          NET      VALUE
                           --------- -------- -------- ------------ ------------ ------
Fixed maturity securities:
  Corporate bonds                $ 1      $--      $--          $--       $(1)      $--
                           ========= ======== ======== ============ ============ ======

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR PENSION PLANS' ASSETS

The fair value measurements of our pension plans' assets are based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the security, and the valuation methodology is consistently applied to measure the security's fair value. The fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include third-party pricing services, independent broker quotations or pricing matrices. Both observable and unobservable inputs are used in the valuation methodologies. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, procedures are employed, where possible, that include comparisons with similar observable positions, comparisons with subsequent sales, discussions with brokers and observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, unobservable inputs are used in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on judgment concerning the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

Prices received from third parties are not adjusted; however, the third-party pricing services' valuation methodologies and related inputs are evaluated and additional evaluation is performed to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to the valuation methodologies are based on general standard inputs. The standard inputs used in order of priority are benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all securities on any given day.

Cash and invested cash is carried at cost, which approximates fair value. This category includes highly liquid debt instruments purchased with a maturity of three months or less. Due to the nature of these assets, we believe these assets should be classified as Level 2.

PLAN CASH FLOWS

It is our practice to make contributions to the qualified pension plans to comply with minimum funding requirements of the Employee Retirement Income Security Act of 1974, as amended and with guidance issued there under. In accordance with such practice, no contributions were required for the years ended December 31, 2010 or 2009. Based on our calculations, we do not expect to be required to make any contributions to our qualified pension plans in 2011 under applicable pension law.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

18. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)

For our nonqualified pension plans, we fund the benefits as they become due to retirees. The amount expected to be contributed to the nonqualified pension plans during 2011 is less than $1 million.

We expect the following benefit payments (in millions):

             PENSION
              PLANS      OTHER POSTRETIREMENT PLANS
             ------- ---------------------------------
                                                 NOT
             DEFINED  REFLECTING             REFLECTING
             BENEFIT   MEDICARE  MEDICARE    MEDICARE
             PENSION   PART D     PART D       PART D
             PLANS     SUBSIDY    SUBSIDY     SUBSIDY
             ------- ---------- ----------- ----------
2011              $8         $2      $--            $2
2012               9          2       --             2
2013               9          2       --             2
2014               9          2       --             2
2015               9          2       --             2
Following
  five years
  thereafter      43         10       (1)           11

19. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS

DEFINED CONTRIBUTION PLANS

LNC and we sponsor contributory defined contribution plans for eligible employees and agents, respectively, which includes money purchase plans. LNC and we make contributions and matching contributions to each of the active plans, respectively, in accordance with the plan document and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended. For the years ended December 31, 2010, 2009 and 2008, expenses for these plans were $60 million, $61 million and $58 million respectively.

DEFERRED COMPENSATION PLANS

LNC and we sponsor six separate non-qualified, unfunded, deferred compensation plans for various groups: employees, agents and non-employee directors.

The investment earnings expenses for certain investment options within the respective plans are hedged by total return swaps. Participant's account values increase or decrease due to investment earnings driven by market fluctuation. Our expenses increase or decrease in direct proportion to the market's change for the participants' investment options. The total return swaps allow us to minimize the investment earnings expenses. Presented below for the respective plans we have netted the investment earnings due to market fluctuation with the results of the total return swaps. For further discussion on our total return swaps related to our deferred compensation plans, see Note 6.

Information (in millions) with respect to these plans was as follows:

                                         AS OF DECEMBER 31,
                                         ------------------
                                         2010      2009
                                         ---- -------------
Total liabilities(1)                     $315          $314
Investment held to fund liabilities(2)    130           118

(1)  Reported in other liabilities on our Consolidated Balance Sheets.

(2)  Reported in other assets on our Consolidated Balance Sheets.

THE DEFERRED COMPENSATION PLAN FOR EMPLOYEES
Eligible participants in this plan may elect to defer payment of a portion of their compensation as defined by the plan. Plan participants may select from a menu of "phantom" investment options (identical to those offered under our qualified defined contribution plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of the plan, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. We make matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amount of our contribution is calculated in accordance with the plan document, which is similar to our qualified

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

19. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS (CONTINUED)

defined contribution plans. Expenses (in millions) for this plan were as follows:

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                   -----------------------------
                                   2010 2009          2008
                                   ---- ---- -------------------
Employer matching contributions      $6  $ 4                  $5
Increase (decrease) in measurement
  of liabilites, net of total
  return swap                         1    6                   1
                                   ---- ---- -------------------
     Total plan expenses             $7  $10                  $6
                                   ==== ==== ===================

DEFERRED COMPENSATION PLAN FOR AGENTS
LNL sponsors three deferred compensation plans for certain eligible agents. Eligible participants in these plans may elect to defer payment of a portion of their compensation as defined by the various plans. The plans' participants may select from a menu of "phantom" investment options (identical to those offered under our qualified defined contribution plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of this plan, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. We make matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amount of our contribution is calculated in accordance with the plan document, which is similar to our qualified defined contribution plans. Expenses (in millions) for these plans were as follows:

                                       FOR THE YEARS ENDED
                                           DECEMBER 31,
                                       -------------------
                                       2010 2009   2008
                                       ---- ---- ---------
Employer matching contributions          $3   $2        $2
Increase (decrease) in measurement of
  liabilites, net of total return swap    3    4        --
                                       ---- ---- ---------
     Total plan expenses                 $6   $6        $2
                                       ==== ==== =========

DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS
The plan allows for non-employee directors to defer a portion of their annual retainers and, in addition, we credit deferred stock units annually. The menu of "phantom" investment options is identical to those offered in the employees' plan. For the years ended December 31, 2010, 2009 and 2008, expenses for this plan were $2 million, $1 million and less than $1 million, respectively.

The terms of the plan for non-employee directors provide that plan participants who select LNC's stock as the measure for their investment return will receive shares of LNC's stock in settlement of this portion of their accounts at the time of distribution. In addition, participants are precluded from diversifying any portion of their deferred compensation plan account that has been credited to the stock unit fund. Consequently, changes in value of LNC's stock do not affect the expenses associated with this portion of the deferred compensation plan.

DEFERRED COMPENSATION PLAN FOR FORMER JEFFERSON-PILOT AGENTS
Eligible former agents of JP may participate in this deferred compensation plan. Eligible agents are allowed to defer commissions and bonuses and specify where these deferral commissions will be invested in selected notional mutual funds. Agents participate in the plan with the understanding that the return on these funds cannot be received until a specified age or in the event of a significant lifestyle change. The funded amount is rebalanced to match the funds that have been elected under the agent deferred compensation plan. The plan obligation increases with contributions, deferrals and investment income, and decreases with withdrawals and investment losses. The plan's assets increase with investment gains, decrease with investment losses and payouts of death benefits. For the years ended December 31, 2010, 2009 and 2008, expenses (income) for this plan were $2 million, $1 million and ($2) million, respectively.

20. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees and agents are included in LNC's various incentive plans that provide for the issuance of stock options, performance shares
(performance-vested shares as opposed to time-vested shares), SARS, restricted stock units, and restricted stock awards ("nonvested stock"). LNC has a policy of issuing new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive compensation plans was as follows:

                               FOR THE YEARS ENDED
                                  DECEMBER 31,
                           -----------------------
                             2010    2009    2008
                           ------- ------- -------
Stock options               $ 5     $ 6        $ 8
Performance shares           (1)     (1)         2
SARs                         --       1          4
Restricted stock units and
  nonvested stock            11       6          5
                           ------- ------- -------
  Total                     $15     $12        $19
                           ======= ======= =======
Recognized tax benefit      $ 5     $ 4        $ 7

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

21. STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements in accordance with SAP prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our states of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Specified statutory information (in millions) was as follows:

                                    AS OF DECEMBER 31,
                                 ----------------------
                                      2010      2009
                                 --------- ------------
Capital and surplus                 $6,750    $6,300

                                   FOR THE YEARS ENDED
                                        DECEMBER 31,
                                 ----------------------
                                 2010 2009      2008
                                 ---- ---- ------------
Net gain (loss) from operations,
  after-tax                      $553 $867     $ 510
Net income (loss)                 430  (35)      (261)
Dividends to LNC                  684  405       400

The increase in statutory net income (loss) for the year ended December 31, 2010, from that of 2009 was primarily due to a significant decrease in realized losses on investments due to improving market conditions throughout 2010.

The increase in statutory net income (loss) for the year ended December 31, 2009, from that of 2008 was primarily due to the improved market conditions in 2009. The new statutory reserving standard (commonly called "VACARVM") that was developed by the NAIC replaced current statutory reserve practices for variable annuities with guaranteed benefits, such as GWBs, and was effective
December 31, 2009. The actual effect of adoption was relatively neutral to RBC ratios and future dividend capacity of our insurance subsidiaries with a slight decrease in statutory reserves offset by a higher capital requirement. We utilize captive reinsurance structures, as well as third-party reinsurance arrangements, to lessen the negative effect on statutory capital and dividend capacity in our life insurance subsidiaries.

Our states of domicile, Indiana for LNL and New York for LLANY, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP. These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves as prescribed by the state of New York and the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of In-diana. We also have several accounting practices permitted by the states of domicile that differ from those found in NAIC SAP. Specifically, these are accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation ("XXX") additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2009; and the use of a more conservative valuation interest rate on certain annuities as of December 31, 2010 and 2009.

The effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

                                            AS OF DECEMBER 31,
                                          ---------------------
                                            2010       2009
                                          ------- -------------
Calculation of reserves using the Indiana
  universal life method                   $314          $328
Calculation of reserves using
  continuous CARVM                          (5)           (6)
Conservative valuation rate on certain
  variable annuities                       (15)          (11)
Lesser of LOC and XXX additional
  reserve as surplus                       457           412

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Indiana Insurance Commissioner (the "Commissioner"), only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding twelve consecutive months, would exceed the statutory limitation. The current statutory limitation is the greater of 10% of the insurer's contract holders' surplus, or statutory net gain from operations for the previous calendar twelve-month period (both shown on the last annual statement on file with the Commissioner), but in no event to exceed statutory unassigned surplus. As discussed above, we may not consider the benefit from the statutory accounting principles relating to our deferred tax assets in calculating available dividends. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits. New York, the state of domicile of LLANY, has similar restrictions, except that in New York it is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year-end or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We expect we could pay dividends of approximately $611 million in 2011 without prior approval from the respective state commissioners.

All payments of principal and interest on the surplus notes must be approved by the respective Commissioner of Insurance.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

22. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                    AS OF DECEMBER 31,
                                                      -----------------------------------------------
                                                             2010                    2009
                                                      ----------------------- -----------------------
                                                      CARRYING        FAIR    CARRYING        FAIR
                                                         VALUE       VALUE       VALUE       VALUE
                                                      ----------- ----------- ----------- -----------
ASSETS
AFS securities:
  Fixed maturity securities                           $ 66,289    $ 66,289    $ 58,889    $ 58,889
  VIEs' fixed maturity securities                          584         584          --          --
  Equity securities                                        140         140         155         155
Trading securities                                       2,459       2,459       2,366       2,366
Mortgage loans on real estate                            6,431       6,847       6,835       6,967
Derivative investments                                   1,021       1,021         841         841
Other investments                                          978         978         975         975
Cash and invested cash                                   1,904       1,904       2,553       2,553
Reinsurance related embedded derivatives                   112         112         277         277
Separate account assets                                 84,630      84,630      73,500      73,500
LIABILITIES
Future contract benefits:
  Indexed annuity contracts embedded derivatives          (497)       (497)       (419)       (419)
  GLB reserves embedded derivatives                       (408)       (408)       (676)       (676)
Other contract holder funds:
  Remaining guaranteed interest and similar contracts   (1,119)     (1,119)       (940)       (940)
  Account values of certain investment contracts       (26,061)    (27,067)    (24,039)    (24,244)
Short-term debt                                            (10)        (10)        (21)        (21)
Long-term debt                                          (2,429)     (2,335)     (1,925)     (1,714)
VIEs' liabilities - derivative instruments                (209)       (209)         --          --
Other liabilities:
  Deferred compensation plans embedded derivatives        (315)       (315)       (314)       (314)
  Credit default swaps                                     (16)        (16)        (65)        (65)

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE
The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent.

OTHER INVESTMENTS
The carrying value of our assets classified as other investments approximates their fair value. Other investments include LPs and other privately held investments that are accounted for using the equity method of accounting.

OTHER CONTRACT HOLDER FUNDS
Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2010 and 2009, the remaining guaranteed interest and similar contracts carrying value approximates fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

22. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

SHORT-TERM AND LONG-TERM DEBT
The fair value of long-term debt is based on quoted market prices or estimated using discounted cash flow analysis determined in conjunction with our incremental borrowing rate as of the balance sheet date for similar types of borrowing arrangements where quoted prices are not available. For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2010, or December 31, 2009, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

                                                                  AS OF DECEMBER 31, 2010
                                                   -----------------------------------------------------
                                                     QUOTED
                                                    PRICES
                                                   IN ACTIVE
                                                   MARKETS FOR  SIGNIFICANT    SIGNIFICANT
                                                   IDENTICAL    OBSERVABLE     UNOBSERVABLE      TOTAL
                                                     ASSETS       INPUTS         INPUTS          FAIR
                                                   (LEVEL 1)     (LEVEL 2)      (LEVEL 3)       VALUE
                                                   --------- ---------------- -------------- -----------
ASSETS
Investments:
  Fixed maturity AFS securities:
     Corporate bonds                                    $ 58      $ 48,304        $ 2,353    $ 50,715
     U.S. Government bonds                               117             3              2         122
     Foreign government bonds                             --           381            113         494
     MBS:
        CMOs                                              --         5,461             24       5,485
        MPTS                                              --         2,801             95       2,896
        CMBS                                              --         1,863            102       1,965
     ABS CDOs                                             --             2            171         173
     State and municipal bonds                            --         3,085             --       3,085
     Hybrid and redeemable preferred securities           18         1,222            114       1,354
     VIEs' fixed maturity securities                      --           584             --         584
  Equity AFS securities:
     Banking securities                                   --             2             --           2
     Insurance securities                                  3            --             33          36
     Other financial services securities                  --             8             24          32
     Other securities                                     34             2             34          70
  Trading securities                                       2         2,383             74       2,459
  Derivative investments                                  --          (473)         1,494       1,021
Cash and invested cash                                    --         1,904             --       1,904
Reinsurance related embedded derivatives                  --           112             --         112
Separate account assets                                   --        84,630             --      84,630
                                                   --------- ---------------- -------------- -----------
        Total assets                                    $232      $152,274        $ 4,633    $157,139
                                                   ========= ================ ============== ===========
LIABILITIES
Future contract benefits:
  Indexed annuity contracts embedded derivatives        $ --          $ --         $ (497)     $ (497)
  GLB reserves embedded derivatives                       --            --           (408)       (408)
VIEs' liabilities -- derivative instruments               --            --           (209)       (209)
Other liabilities:
  Deferred compensation plans embedded derivatives        --            --           (315)       (315)
  Credit default swaps                                    --            --            (16)        (16)
                                                   --------- ---------------- -------------- -----------
     Total liabilities                                  $ --          $ --        $(1,445)   $ (1,445)
                                                   ========= ================ ============== ===========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

22. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

                                                                  AS OF DECEMBER 31, 2009
                                                   -----------------------------------------------------
                                                     QUOTED
                                                    PRICES
                                                   IN ACTIVE
                                                   MARKETS FOR  SIGNIFICANT    SIGNIFICANT
                                                   IDENTICAL    OBSERVABLE     UNOBSERVABLE      TOTAL
                                                     ASSETS       INPUTS         INPUTS          FAIR
                                                   (LEVEL 1)     (LEVEL 2)      (LEVEL 3)       VALUE
                                                   --------- ---------------- -------------- -----------
ASSETS
Investments:
  Fixed maturity AFS securities:
     Corporate bonds                                    $ 55      $ 41,904        $ 2,117    $ 44,076
     U.S. Government bonds                               112            33              3         148
     Foreign government bonds                             --           397             92         489
     MBS:
        CMOs                                              --         5,593             34       5,627
        MPTS                                              --         2,808            101       2,909
        CMBS                                              --         1,796            252       2,048
     ABS:
        CDOs                                              --             4            153         157
        CLNs                                              --            --            322         322
     State and municipal bonds                            --         1,943             --       1,943
     Hybrid and redeemable preferred securities           15         1,005            150       1,170
  Equity AFS securities:
     Banking securities                                   23             1             --          24
     Insurance securities                                  3            --             43          46
     Other financial services securities                  --             6             22          28
     Other securities                                     34            --             23          57
  Trading securities                                       2         2,274             90       2,366
  Derivative investments                                  --          (397)         1,238         841
Cash and invested cash                                    --         2,553             --       2,553
Reinsurance related embedded derivatives                  --           277             --         277
Separate account assets                                   --        73,500             --      73,500
                                                   --------- ---------------- -------------- -----------
       Total assets                                     $244      $133,697        $ 4,640    $138,581
                                                   ========= ================ ============== ===========
LIABILITIES
Future contract benefits:
  Indexed annuity contracts embedded derivatives        $ --          $ --         $ (419)     $ (419)
  GLB reserves embedded derivatives                       --            --           (676)       (676)
Other liabilities:
  Deferred compensation plans embedded derivatives        --            --           (314)       (314)
  Credit default swaps                                    --            --            (65)        (65)
                                                   --------- ---------------- -------------- -----------
     Total liabilities                                  $ --          $ --        $(1,474)   $ (1,474)
                                                   ========= ================ ============== ===========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

22. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any impact of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

                                                                                    FOR THE YEAR ENDED DECEMBER 31, 2010
                                                        ----------------------------------------------------------------------------
                                                                                    GAINS          SALES,      TRANSFERS
                                                                       ITEMS       (LOSSES)      ISSUANCES,      IN OR
                                                                     INCLUDED         IN        MATURITIES,       OUT
                                                          BEGINNING     IN            OCI       SETTLEMENTS,       OF        ENDING
                                                             FAIR       NET           AND          CALLS,        LEVEL 3,     FAIR
                                                            VALUE     INCOME        OTHER(1)        NET           NET(2)     VALUE
                                                        ------------ ----------- ------------- --------------- ------------ --------
Investments:(3)
  Fixed maturity AFS securities:
     Corporate bonds                                       $2,117       $ (42)         $ 53            $279        $ (54)   $2,353
     U.S. Government bonds                                      3          --            --              (4)           3         2
     Foreign government bonds                                  92          --             8              (4)          17       113
     MBS:
       CMOs                                                    34          (5)            7              (8)          (4)       24
       MPTS                                                   101          --             3              (9)          --        95
       CMBS                                                   252         (47)           84             (72)        (115)      102
     ABS:
       CDOs                                                   153           1            30             (13)          --       171
       CLNs                                                   322          --           278              --         (600)       --
     Hybrid and redeemable preferred securities               150           2           (23)            (15)          --       114
  Equity AFS securities:
     Insurance securities                                      43          --             2             (12)          --        33
     Other financial services securities                       22          --             7              (5)          --        24
     Other securities                                          23          --            (1)             12           --        34
  Trading securities                                           90           2           (10)             (7)          (1)       74
  Derivative investments                                    1,238        (166)            7             415           --     1,494
Future contract benefits:(4)
  Indexed annuity contracts embedded derivatives             (419)        (81)           --               3           --      (497)
  GLB reserves embedded derivatives                          (676)        268            --              --           --      (408)
VIEs' liabilities -- derivative instruments(5)                 --          16            --              --         (225)     (209)
Other liabilities:
  Deferred compensation plans embedded derivatives(6)        (314)        (33)           --              32           --      (315)
  Credit default swaps(7)                                     (65)          7            --              42           --       (16)
                                                        ------------ ----------- ------------- --------------- ------------ --------
       Total, net                                          $3,166       $ (78)         $445            $634        $(979)   $3,188
                                                        ============ =========== ============= =============== ============ ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

22. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

                                                                               FOR THE YEAR ENDED DECEMBER 31, 2009
                                                        ----------------------------------------------------------------------------
                                                                                    GAINS          SALES,      TRANSFERS
                                                                       ITEMS       (LOSSES)      ISSUANCES,      IN OR
                                                                     INCLUDED         IN        MATURITIES,       OUT
                                                          BEGINNING     IN            OCI       SETTLEMENTS,       OF        ENDING
                                                             FAIR       NET           AND          CALLS,        LEVEL 3,     FAIR
                                                            VALUE     INCOME        OTHER(1)        NET           NET(2)     VALUE
                                                        ------------ ----------- ------------- --------------- ------------ --------
Investments:(3)
  Fixed maturity AFS securities:
     Corporate bonds                                      $ 2,383       $ (46)         $317          $ (161)       $(376)   $2,117
     U.S. Government bonds                                      3          --            --              --           --         3
     Foreign government bonds                                  60           1             2              10           19        92
     MBS:
       CMOs                                                   160          (7)           34             (13)        (140)       34
       MPTS                                                    18          --             1              97          (15)      101
       CMBS                                                   238           1            57             (44)          --       252
     ABS:
       CDOs                                                   150         (35)           61             (21)          (2)      153
       CLNs                                                    50          --           272              --           --       322
     State and municipal bonds                                117          --            (1)            (17)         (99)       --
     Hybrid and redeemable preferred securities               113         (21)           47               3            8       150
  Equity AFS securities:
     Insurance securities                                      50          (7)           20             (20)          --        43
     Other financial services securities                       20          (2)            7              (3)          --        22
     Other securities                                          23           2            (1)             (1)          --        23
  Trading securities                                           77          35            --              (7)         (15)       90
  Derivative investments                                       78         (87)           (7)          1,254           --     1,238
Future contract benefits:(4)
  Indexed annuity contracts embedded derivatives             (252)        (75)           --             (92)          --      (419)
  GLB reserves embedded derivatives                        (2,904)      2,228            --              --           --      (676)
Other liabilities:
  Deferred compensation plans embedded derivatives(6)        (223)        (50)           --             (41)          --      (314)
  Credit default swaps(7)                                     (51)        (37)           --              23           --       (65)
                                                        ------------ ----------- ------------- --------------- ------------ --------
       Total, net                                           $ 110      $1,900          $809           $ 967        $(620)   $3,166
                                                        ============ =========== ============= =============== ============ ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

22. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

                                                                                 FOR THE YEAR ENDED DECEMBER 31, 2008
                                                       --------------------------------------------------------------------------
                                                                                 GAINS          SALES,      TRANSFERS
                                                                    ITEMS       (LOSSES)      ISSUANCES,      IN OR
                                                                  INCLUDED         IN        MATURITIES,       OUT
                                                       BEGINNING     IN            OCI       SETTLEMENTS,       OF        ENDING
                                                          FAIR       NET           AND          CALLS,        LEVEL 3,     FAIR
                                                         VALUE     INCOME        OTHER(1)        NET           NET(2)     VALUE
                                                       ---------- ----------- ------------- --------------- ------------ --------
Investments:(3)
  Fixed maturity AFS securities:
     Corporate bonds                                    $2,461      $ (150)       $ (442)          $ (10)       $ 524    $ 2,383
     U.S. Government bonds                                   3          --            --              --           --          3
     Foreign government bonds                               79          --           (12)             (7)          --         60
     MBS:
       CMOs                                                275         (21)          (53)            (12)         (29)       160
       MPTS                                                 52          --           (11)              1          (24)        18
       CMBS                                                362          --          (193)             27           42        238
     ABS:
       CDOs                                                184           1           (85)             50           --        150
       CLNs                                                660          --          (360)             --         (250)        50
     State and municipal bonds                             138          --            (2)            (32)          13        117
     Hybrid and redeemable preferred securities            111          --           (41)             35            8        113
  Equity AFS securities:
     Banking securities                                     --          (1)           --               1           --         --
     Insurance securities                                    2          (1)          (18)             67           --         50
     Other financial services securities                    35         (23)           (2)             10           --         20
     Other securities                                       17          (5)            3               8           --         23
  Trading securities                                       107         (28)           --             (13)          11         77
  Derivative investments                                   195        (237)           29              91           --         78
Future contract benefits:(4)
  Indexed annuity contracts embedded derivatives          (389)        196            --             (59)          --       (252)
  GLB reserves embedded derivatives                       (279)     (2,625)           --              --           --     (2,904)
Other liabilities:
  Deferred compensation plans embedded derivatives(6)     (271)         43            --               5           --       (223)
  Credit default swaps(7)                                   --         (51)           --              --           --        (51)
                                                       ---------- ----------- ------------- --------------- ------------ ----------
       Total, net                                       $3,742     $(2,902)      $(1,187)           $162        $ 295      $ 110
                                                       ========== =========== ============= =============== ============ ==========

(1) The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments. See "Derivatives Instruments Designated and Qualifying as Fair Value Hedges" section in Note 6.

(2) Transfers in or out of Level 3 for AFS and trading securities are displayed at amortized cost as of the beginning-of-period. For AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.

(3) Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Income (Loss). Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Income
     (Loss).

(4) Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Income (Loss).

(5) The changes in fair value of the credit default swaps and contingency forwards are included in realized gain (loss) on our Consolidated Statements of Income (Loss).

(6) Deferrals and subsequent changes in fair value for the participants' investment options are reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

(7) Gains (losses) from sales, maturities, settlements and calls are included in net investment income on our Consolidated Statements of Income (Loss).

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

The following summarizes changes in unrealized gains (losses) included in net income, excluding any impact of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

                                         FOR THE YEARS ENDED
                                             DECEMBER 31,
                                -----------------------------------
                                 2010          2009         2008
                                -------- --------------- ----------
Investments:(1)
  Trading securities             $ --            $ 33      $ (23)
  Derivative investments         (163)            (86)      (129)
Future contract benefits:(1)
  Indexed annuity contracts
     embedded derivatives          44             (17)        23
  GLB reserves embedded
     derivatives                  419           2,366     (1,061)
VIEs' liabilities -- derivative
  instruments(1)                   16              --         --
Other liabilities:
  Deferred compensation
     plans embedded
     derivatives(2)               (33)            (50)        43
  Credit default swaps(3)         (12)            (14)       (51)
                                -------- --------------- ----------
     Total, net                 $ 271          $2,232    $(1,198)
                                ======== =============== ==========

(1)  Included in realized gain (loss) on our Consolidated Statements of Income
     (Loss).

(2) Included in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

(3)  Included in net investment income on our Consolidated Statements of Income
     (Loss).


The following provides the components of the transfers in and out of Level 3 (in millions) as reported above:

                                     FOR THE YEAR ENDED
                                     DECEMBER 31, 2010
                             -------------------------------
                             TRANSFERS   TRANSFERS
                               IN TO       OUT OF
                             LEVEL 3       LEVEL 3    TOTAL
                             ---------- ----------- --------
Investments:
  Fixed maturity AFS
     securities:
     Corporate bonds           $ 144       $(198)   $ (54)
     U.S. Government bonds         3          --        3
     Foreign government
        bonds                     17          --       17
     MBS:
        CMOs                      --          (4)      (4)
        CMBS                       3        (118)    (115)
     ABS CLNs                     --        (600)    (600)
  Trading securities              --          (1)      (1)
Future contract benefits:
  VIEs' liabilities --
     derivative instruments     (225)         --     (225)
                             ---------- ----------- --------
           Total, net          $ (58)      $(921)   $(979)
                             ========== =========== ========

Transfers in and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors. For the year ended December 31, 2010, our corporate bonds and CMBS transfers in and out were attributable primarily to the securities' observable market information being available or no longer being available, respectively, and the ABS CLNs transfer out of Level 3 and VIEs' liabilities - derivative instruments transfer into Level 3 are related to new accounting guidance that is discussed in Note 4. For the year ended December 31, 2010, there were no significant transfers between Level 1 and 2 of the fair value hierarchy.

23. SEGMENT INFORMATION

We provide products and services in two operating businesses and report results through four business segments as follows:

BUSINESS               CORRESPONDING SEGMENTS
--------------------   ----------------------
Retirement Solutions   Annuities
                       Defined Contribution
Insurance Solutions    Life Insurance
                       Group Protection

We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

RETIREMENT SOLUTIONS

The Retirement Solutions business provides its products through two segments:
Annuities and Defined Contribution. The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities and variable annuities. The Defined Contribution segment provides employer-sponsored variable and fixed annuities, defined benefit, individual retirement accounts and mutual-fund based programs in the retirement plan marketplaces.

INSURANCE SOLUTIONS

The Insurance Solutions business provides its products through two segments:
Life Insurance and Group Protection.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

The Life Insurance segment offers wealth protection and transfer opportunities through term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs) and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products. The Group Protection segment offers group life, disability and dental insurance to employers, and its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

OTHER OPERATIONS

Other Operations includes investments related to excess capital, investments in media properties and other corporate investments; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance to Swiss Re in 2001; the results of certain disability income business due to the rescission of a reinsurance agreement with Swiss Re; the Institutional Pension business, which is a closed-block of pension business, the majority of which was sold on a group annuity basis, and is currently in run-off; and debt costs. We are actively managing our remaining radio station clusters to maximize performance and future value.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

- Realized gains and losses associated with the following ("excluded realized gain (loss)"):

     -    Sale or disposal of securities;

     -    Impairments of securities;

     - Change in the fair value of derivative instruments, embedded derivatives within certain reinsurance arrangements and our trading securities;

     - Change in the fair value of the derivatives we own to hedge our GDB riders within our variable annuities;

     - Change in the GLB embedded derivative reserves, net of the change in the fair value of the derivatives we own to hedge the changes in the embedded derivative reserves; and

     - Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC.

-    Change in reserves accounted for under the Financial Services - Insurance
     - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC resulting from benefit ratio unlocking on our GDB and GLB riders ("benefit ratio unlocking");

-    Income (loss) from the initial adoption of new accounting standards;

- Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance;

-    Gain (loss) on early extinguishment of debt;

-    Losses from the impairment of intangible assets; and

-    Income (loss) from discontinued operations.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

-    Excluded realized gain (loss);

- Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking;

- Amortization of deferred gains arising from the reserve changes on business sold through reinsurance; and

-    Revenue adjustments from the initial adoption of new accounting standards.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure. Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

23. SEGMENT INFORMATION (CONTINUED)

Segment information (in millions) was as follows:

                                    FOR THE YEARS ENDED
                                       DECEMBER 31,
                             -----------------------------------
                               2010         2009         2008
                             --------- --------------- ---------
REVENUES
Operating revenues:
  Retirement Solutions:
     Annuities               $2,412          $2,085    $2,191
     Defined Contribution       970             911       913
                             --------- --------------- ---------
        Total Retirement
           Solutions          3,382           2,996     3,104
                             --------- --------------- ---------
  Insurance Solutions:
     Life Insurance           4,156           3,990     4,005
     Group Protection         1,831           1,713     1,640
                             --------- --------------- ---------
        Total Insurance
           Solutions          5,987           5,703     5,645
                             --------- --------------- ---------
  Other Operations              470             449       433
Excluded realized
  gain (loss), pre-tax         (317)           (643)     (863)
Amortization of deferred
  gains from reserve changes
  on business sold through
  reinsurance, pre-tax            3               3         3
Amortization of DFEL
  associated with benefit
  ratio unlocking, pre-tax       --              --         1
                             --------- --------------- ---------
     Total revenues          $9,525          $8,508    $8,323
                             ========= =============== =========

                                      FOR THE YEARS ENDED
                                         DECEMBER 31,
                               ----------------------------------
                                 2010            2009     2008
                               --------- --------------- --------
NET INCOME (LOSS)
Income (loss) from operations:
  Retirement Solutions:
     Annuities                  $ 463           $ 355    $ 154
     Defined Contribution         146             124      117
                               --------- --------------- --------
        Total Retirement
           Solutions              609             479      271
                               --------- --------------- --------
  Insurance Solutions:
     Life Insurance               595             617      489
     Group Protection              72             124      104
                               --------- --------------- --------
        Total Insurance
           Solutions              667             741      593
                               --------- --------------- --------
  Other Operations                  3              (7)     (47)
Excluded realized gain
  (loss), after-tax              (206)           (418)    (561)
Income (expense) from
  reserve changes (net of
  related amortization) on
  business sold through
  reinsurance, after-tax            2               2        2
Impairment of intangibles,
  after-tax                        --            (709)      --
Benefit ratio unlocking,
  after-tax                        --              --       (4)
                               --------- --------------- --------
     Net income (loss)         $1,075            $ 88    $ 254
                               ========= =============== ========

                                 FOR THE YEARS ENDED
                                    DECEMBER 31,
                             --------------------------
                               2010     2009      2008
                             ------ ------------ ------
NET INVESTMENT INCOME
Retirement Solutions:
  Annuities                  $1,107       $1,020  $ 958
  Defined Contribution          769          732    695
                             ------ ------------ ------
     Total Retirement
        Solutions             1,876        1,752  1,653
                             ------ ------------ ------
Insurance Solutions:
  Life Insurance              2,040        1,827  1,867
  Group Protection              141          127    117
                             ------ ------------ ------
     Total Insurance
        Solutions             2,181        1,954  1,984
                             ------ ------------ ------
Other Operations                305          300    338
                             ------ ------------ ------
        Total net investment
           income            $4,362       $4,006 $3,975
                             ====== ============ ======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

23. SEGMENT INFORMATION (CONTINUED)

                                  FOR THE YEARS ENDED
                                     DECEMBER 31,
                              --------------------------
                                2010     2009      2008
                              ------ ------------ ------
AMORTIZATION OF DAC AND
  VOBA, NET OF INTEREST
Retirement Solutions:
  Annuities                    $ 402         $356  $ 729
  Defined Contribution            78           71    130
                              ------ ------------ ------
     Total Retirement
        Solutions                480          427    859
                              ------ ------------ ------
Insurance Solutions:
  Life Insurance                 492          519    519
  Group Protection                46           46     36
                              ------ ------------ ------
     Total Insurance
        Solutions                538          565    555
                              ------ ------------ ------
        Total amortization of
           DAC and VOBA,
           net of interest    $1,018         $992 $1,414
                              ====== ============ ======

                                           FOR THE YEARS ENDED
                                             DECEMBER 31,
                                ---------------------------------
                                  2010         2009        2008
                                -------- --------------- --------
FEDERAL INCOME TAX
  EXPENSE (BENEFIT)
Retirement Solutions:
  Annuities                      $ 91            $ 42    $ (76)
  Defined Contribution             55              45       26
                                -------- --------------- --------
     Total Retirement
        Solutions                 146              87      (50)
                                -------- --------------- --------
Insurance Solutions:
  Life Insurance                  279             271      240
  Group Protection                 38              67       56
                                -------- --------------- --------
     Total Insurance
        Solutions                 317             338      296
                                -------- --------------- --------
Other Operations                   (6)            (21)     (11)
Excluded realized gain (loss)    (111)           (225)    (302)
Reserve changes (net of
  related amortization)
  on business sold through
  reinsurance                       1               1        1
Impairment of intangibles          --             (16)      --
Benefit ratio unlocking            --              (1)      (2)
                                -------- --------------- --------
        Total federal income
           tax expense
           (benefit)            $ 347           $ 163    $ (68)
                                ======== =============== ========


                                AS OF DECEMBER 31,
                                ------------------
                                    2010      2009
                                -------- ---------
ASSETS
Retirement Solutions:
  Annuities                     $ 91,789  $ 80,700
  Defined Contribution            28,563    26,689
                                -------- ---------
     Total Retirement Solutions  120,352   107,389
                                -------- ---------
Insurance Solutions:
  Life Insurance                  55,083    50,825
  Group Protection                 3,254     2,845
                                -------- ---------
     Total Insurance Solutions    58,337    53,670
                                -------- ---------
Other Operations                  13,323    13,148
                                -------- ---------
        Total assets            $192,012  $174,207
                                ======== =========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

24. SUPPLEMENTAL DISCLOSURES OF CASH FLOW DATA

The following summarizes our supplemental cash flow data (in millions):

                                         FOR THE YEARS ENDED
                                             DECEMBER 31,
                                   ----------------------------
                                   2010      2009        2008
                                   ---- --------------- -------
Interest paid                      $ 94         $ 96    $ 81
Income taxes paid (received)        345          (15)    (23)
Significant non-cash investing
  and financing transactions:
  Funds withheld agreement
     with LNBAR:
     Carrying value of assets      $ --        $ 790    $ --
     Carrying value of liabilities   --         (790)     --
                                   ---- --------------- -------
        Total acquired from
           LNBAR                   $ --         $ --    $ --
                                   ==== =============== =======
  Capital contribution of LFM:
     Carrying value of assets
        (includes cash and
        invested cash)             $ --        $ 364    $ --
     Carrying value of liabilities   --          (84)     --
                                   ---- --------------- -------
        Total capital contribution
           of LFM                  $ --        $ 280    $ --
                                   ==== =============== =======

                                      FOR THE YEARS ENDED
                                          DECEMBER 31,
                                 --------------------------------
                                 2010         2009        2008
                                 ---- --------------- -----------
Reinsurance assumed from FPP:
  Carrying value of assets       $ --         $ 63        $ --
  Carrying value of liabilities    --          (63)         --
                                 ---- --------------- --- -------
     Total reinsurance assumed
        from FPP                 $ --         $ --        $ --
                                 ==== =============== ===========
Sale of subsidiaries/business
  Proceeds from sale of
     subsidiaries/business       $ --          $ 6        $ --
  Assets disposed (includes
     cash and invested cash)       --           (5)         --
                                 ---- --------------- --- -------
     Gain on sale of subsidiary/
        business                 $ --          $ 1        $ --
                                 ==== =============== ===========
Reinsurance ceded to LNBAR:
  Carrying value of assets       $188         $ --       $ 360
  Carrying value of liabilities  (188)          --        (360)
                                 ---- --------------- -----------
     Total reinsuranced ceded
        to LNBAR                 $ --         $ --        $ --
                                 ==== =============== ===========

25. TRANSACTIONS WITH AFFILIATES

Transactions with affiliates (in millions) recorded on our consolidated financial statements were as follows:

                                       AS OF DECEMBER 31,
                                     ---------------------
                                        2010       2009
                                     -------- ------------
Assets with affiliates:
  Corporate bonds(1)                   $ 100      $   100
  Reinsurance on ceded reinsurance
     contracts(2)                      2,322        2,414
  Reinsurance on assumed
     reinsurance contracts(3)            417          417
  Cash management agreement
     investment(4)                       173          142
  Service agreement receivable(4)        (12)         (51)
Liabilities with affiliates:
  Inter-company short-term debt(5)        10           21
  Inter-company long-term debt(6)      2,179        1,675

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                ---------------------------------
                                  2010         2009       2008
                                -------- --------------- --------
Revenues with affiliates:
  Premiums paid on ceded
     reinsurance contracts(7)   $(308)          $(235)   $(222)
  Net investment income on
     cash management
     agreement(8)                  --               1       11
  Fees for management of
     general account(8)            --             (68)     (65)
Benefits and expenses with
  affiliates:
  Reinsurance (recoveries)
     benefits on ceded
     reinsurance contracts(9)    (765)           (158)    (655)
  Service agreement
     payments(10)                 (58)             21       (2)
  Transfer pricing
     arrangement(10)               --             (32)     (32)
  Interest expense on
     inter-company debt(11)        98              90       83

(1)  Reported in fixed maturity AFS securities on our Consolidated Balance
     Sheets.

(2)  Reported in reinsurance recoverables on our Consolidated Balance Sheets.

(3) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.

(4)  Reported in other assets on our Consolidated Balance Sheets.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

25. TRANSACTIONS WITH AFFILIATES (CONTINUED)

(5)  Reported in short-term debt on our Consolidated Balance Sheets.

(6)  Reported in long-term debt on our Consolidated Balance Sheets.

(7)  Reported in insurance premiums on our Consolidated Statements of Income
     (Loss).

(8)  Reported in net investment income on our Consolidated Statement of Income
     (Loss).

(9)  Reported in benefits on our Consolidated Statements of Income (Loss).

10) Reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

(11) Reported in interest and debt expense on our Consolidated Statements of Income (Loss).


CORPORATE BONDS
LNC issues corporate bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate. We purchase these investments for our segmented portfolios that have yield, duration and other characteristics.

CASH MANAGEMENT AGREEMENT
In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. The borrowing and lending limit is currently the lesser of 3% of our admitted assets and 25% of its surplus, in both cases, as of its most recent year end.

SERVICE AGREEMENT
In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are assigned based on specific methodologies for each function. The majority of the expenses are assigned based on the following methodologies: assets by product, assets under management, weighted number of policy applications, weighted policies in force and sales.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT AND TRANSFER PRICING ARRANGEMENT
On January 4, 2010, LNC closed on a purchase and sale agreement pursuant to which all of the outstanding capital stock of Delaware Management Holdings, Inc. ("Delaware") was sold. In addition, we entered into investment advisory agreements with Delaware, pursuant to which Delaware will continue to manage the majority of our general account insurance assets.

A transfer pricing arrangement is in place between LFD and Delaware related to the wholesaling of Delaware's investment products.

CEDED REINSURANCE CONTRACTS
As discussed in Note 9, we cede and accept reinsurance from affiliated companies. We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR. We also cede reserves related to certain risks for certain UL policies, which resulted from recent actuarial reserving guidelines.

As discussed in Note 3, we cede to LNBAR the risk under certain UL contracts for no-lapse benefit guarantees.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary on letters of credit aggregating $1.8 billion and $2.4 billion as of December 31, 2010 and 2009, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement, and are guaranteed by LNC.

             LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2010

                                                                                                   MORTALITY &
                                                                                                     EXPENSE
                                                           CONTRACT                                 GUARANTEE
                                                          PURCHASES                   CONTRACT       CHARGES
                                                           DUE FROM                  REDEMPTIONS    PAYABLE TO
                                                         THE LINCOLN                   DUE TO      THE LINCOLN
                                                           NATIONAL                  THE LINCOLN     NATIONAL
                                                             LIFE                   NATIONAL LIFE     LIFE
                                                          INSURANCE                   INSURANCE     INSURANCE
SUBACCOUNT                                  INVESTMENTS    COMPANY    TOTAL ASSETS     COMPANY        COMPANY   NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A       $ 1,251,837   $       --   $ 1,251,837    $       --       $ 25     $ 1,251,812
ABVPSF Growth and Income Class A              6,684,711        2,099     6,686,810            --        132       6,686,678
ABVPSF International Value Class A            2,697,089           --     2,697,089            --         45       2,697,044
ABVPSF Large Cap Growth Class A               1,610,044           --     1,610,044            --         35       1,610,009
ABVPSF Small/Mid Cap Value Class A            8,716,482      294,278     9,010,760            --        173       9,010,587
American Century VP Inflation
   Protection Class I                         8,337,329           --     8,337,329             5        160       8,337,164
American Funds Global Growth Class 2          9,155,514        1,613     9,157,127            --        164       9,156,963
American Funds Global Small
   Capitalization Class 2                    11,651,478        1,620    11,653,098            --        233      11,652,865
American Funds Growth Class 2                48,453,269       18,153    48,471,422            --        975      48,470,447
American Funds Growth-Income Class 2         36,510,636       14,155    36,524,791            --        733      36,524,058
American Funds International Class 2         21,841,455       11,026    21,852,481            --        419      21,852,062
BlackRock Global Allocation V.I. Class I      4,239,547    2,028,959     6,268,506            --         62       6,268,444
Delaware VIP Diversified Income
   Standard Class                            13,235,796           --    13,235,796       535,454        244      12,700,098
Delaware VIP Emerging Markets
   Standard Class                            19,487,681      714,570    20,202,251            --        373      20,201,878
Delaware VIP High Yield Standard Class       12,526,005      878,737    13,404,742            --        248      13,404,494
Delaware VIP Limited-Term Diversified
   Income Standard Class                      2,051,716           --     2,051,716            --         35       2,051,681
Delaware VIP REIT Standard Class             10,679,031           --    10,679,031            --        211      10,678,820
Delaware VIP Small Cap Value Standard
   Class                                     20,872,545        1,254    20,873,799            --        442      20,873,357
Delaware VIP Smid Cap Growth
   Standard Class                            12,924,098           --    12,924,098        43,739        281      12,880,078
Delaware VIP U.S. Growth Standard Class       1,118,346           83     1,118,429            --         22       1,118,407
Delaware VIP Value Standard Class             9,010,525        3,437     9,013,962            --        170       9,013,792
DWS VIP Alternative Asset Allocation
   Plus Class A                                 831,117      140,690       971,807            --         12         971,795
DWS VIP Equity 500 Index Class A             41,089,214        3,884    41,093,098            --        858      41,092,240
DWS VIP Small Cap Index Class A               6,040,570        7,210     6,047,780            --        127       6,047,653
Fidelity VIP Asset Manager Initial Class        882,029           --       882,029            20         19         881,990
Fidelity VIP Contrafund Service Class        30,485,261        4,940    30,490,201            --        616      30,489,585
Fidelity VIP Equity-Income Initial Class      2,882,206           --     2,882,206            --         63       2,882,143
Fidelity VIP Equity-Income Service Class      1,929,528           23     1,929,551            --         41       1,929,510
Fidelity VIP Growth Service Class             7,170,730           --     7,170,730            83        152       7,170,495
Fidelity VIP Growth Opportunities
   Service Class                              1,044,027           --     1,044,027            --         23       1,044,004
Fidelity VIP High Income Service Class        2,226,592           --     2,226,592            --         49       2,226,543
Fidelity VIP Investment Grade Bond
   Initial Class                              3,555,859           --     3,555,859            37         78       3,555,744
Fidelity VIP Mid Cap Service Class            3,917,852          810     3,918,662            --         65       3,918,597
Fidelity VIP Overseas Service Class           3,396,730           55     3,396,785            --         67       3,396,718
FTVIPT Franklin Income Securities Class 1     2,931,923        1,620     2,933,543            --         52       2,933,491
FTVIPT Franklin Small-Mid Cap Growth
   Securities Class 1                         4,949,880          605     4,950,485            --         97       4,950,388
FTVIPT Mutual Shares Securities Class 1       2,029,753           --     2,029,753            --         34       2,029,719
FTVIPT Templeton Foreign Securities
   Class 1                                    3,561,265           --     3,561,265            69         78       3,561,118
FTVIPT Templeton Foreign Securities
   Class 2                                    4,364,771           --     4,364,771            --         95       4,364,676
FTVIPT Templeton Global Bond Securities
   Class 1                                    6,494,207        1,620     6,495,827            --        114       6,495,713
FTVIPT Templeton Growth Securities Class 1    3,518,629        1,008     3,519,637            --         69       3,519,568
FTVIPT Templeton Growth Securities Class 2    1,913,862           --     1,913,862            --         42       1,913,820

See accompanying notes.

                                                                                                   MORTALITY &
                                                                                                     EXPENSE
                                                           CONTRACT                                 GUARANTEE
                                                          PURCHASES                   CONTRACT       CHARGES
                                                           DUE FROM                  REDEMPTIONS    PAYABLE TO
                                                         THE LINCOLN                   DUE TO      THE LINCOLN
                                                           NATIONAL                  THE LINCOLN     NATIONAL
                                                             LIFE                   NATIONAL LIFE     LIFE
                                                          INSURANCE                   INSURANCE     INSURANCE
SUBACCOUNT                                  INVESTMENTS    COMPANY    TOTAL ASSETS     COMPANY        COMPANY   NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
Invesco V.I. Capital Appreciation
   Series I                                 $10,220,395   $       --   $10,220,395    $      120       $224     $10,220,051
Invesco V.I. Core Equity Series I            12,276,606           --    12,276,606           157        269      12,276,180
Invesco V.I. Diversified Income Series I        679,511           --       679,511            --         15         679,496
Invesco V.I. International Growth
   Series I                                   6,106,725          674     6,107,399            --        134       6,107,265
Janus Aspen Series Balanced
   Institutional Class                       10,568,183           --    10,568,183            99        231      10,567,853
Janus Aspen Series Balanced Service
   Class                                      1,776,784           23     1,776,807            --         39       1,776,768
Janus Aspen Series Enterprise Service
   Class                                      1,803,771           --     1,803,771            --         39       1,803,732
Janus Aspen Series Global Technology
   Service Class                              3,141,584           --     3,141,584            --         69       3,141,515
Janus Aspen Series Worldwide Institutional
   Class                                      7,556,049           --     7,556,049            74        166       7,555,809
Janus Aspen Series Worldwide Service
   Class                                      1,574,986           12     1,574,998            --         35       1,574,963
LVIP Baron Growth Opportunities
   Standard Class                                88,101           --        88,101            --          2          88,099
LVIP Baron Growth Opportunities
   Service Class                              5,042,686           --     5,042,686        42,846        106       4,999,734
LVIP BlackRock Inflation Protected
   Bond Standard Class                           17,671        1,050        18,721            --         --          18,721
LVIP Capital Growth Standard Class              334,026           --       334,026            --          6         334,020
LVIP Cohen & Steers Global Real Estate
   Standard Class                             1,558,897        1,576     1,560,473            --         26       1,560,447
LVIP Columbia Value Opportunities
   Standard Class                               378,784           --       378,784            --          8         378,776
LVIP Delaware Bond Standard Class            40,835,412           --    40,835,412     1,030,340        805      39,804,267
LVIP Delaware Diversified Floating Rate
   Standard Class                               485,734           --       485,734            --          8         485,726
LVIP Delaware Foundation Aggressive
   Allocation Standard Class                  2,815,774           --     2,815,774            --         53       2,815,721
LVIP Delaware Growth and Income
   Standard Class                               447,960        3,151       451,111            --          8         451,103
LVIP Delaware Social Awareness
   Standard Class                               757,459           92       757,551            --         15         757,536
LVIP Delaware Special Opportunities
   Standard Class                               480,450           --       480,450            --          8         480,442
LVIP Global Income Standard Class               404,962           --       404,962            --          7         404,955
LVIP Janus Capital Appreciation Standard
   Class                                      2,855,443           --     2,855,443            32         55       2,855,356
LVIP JPMorgan High Yield Standard Class          90,565          788        91,353            --          1          91,352
LVIP MFS International Growth Standard
   Class                                      1,024,956           --     1,024,956            --         18       1,024,938
LVIP MFS Value Standard Class                 3,043,856           --     3,043,856            --         54       3,043,802
LVIP Mid-Cap Value Standard Class               472,457           --       472,457            --          8         472,449
LVIP Mondrian International Value
   Standard Class                             7,462,736        2,483     7,465,219            --        141       7,465,078
LVIP Money Market Standard Class             39,580,565           --    39,580,565     2,859,532        652      36,720,381
LVIP SSgA Bond Index Standard Class             751,529           --       751,529            --         13         751,516
LVIP SSgA Conservative Index Allocation
   Standard Class                                11,128           --        11,128            --         --          11,128
LVIP SSgA Developed International 150
   Standard Class                               129,191           --       129,191            --          2         129,189
LVIP SSgA Emerging Markets 100 Standard
   Class                                      3,645,224      708,248     4,353,472            --         61       4,353,411
LVIP SSgA Global Tactical Allocation
   Standard Class                             4,044,149           --     4,044,149            --         68       4,044,081

See accompanying notes.

                                                                                                   MORTALITY &
                                                                                                     EXPENSE
                                                           CONTRACT                                 GUARANTEE
                                                          PURCHASES                   CONTRACT       CHARGES
                                                           DUE FROM                  REDEMPTIONS    PAYABLE TO
                                                         THE LINCOLN                   DUE TO      THE LINCOLN
                                                           NATIONAL                  THE LINCOLN     NATIONAL
                                                             LIFE                   NATIONAL LIFE     LIFE
                                                          INSURANCE                   INSURANCE     INSURANCE
SUBACCOUNT                                  INVESTMENTS    COMPANY    TOTAL ASSETS     COMPANY        COMPANY   NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
LVIP SSgA International Index
   Standard Class                           $   539,883   $       --   $   539,883    $       --       $  9     $   539,874
LVIP SSgA Large Cap 100 Standard Class          178,091           --       178,091            --          4         178,087
LVIP SSgA Moderate Index Allocation
   Standard Class                               154,003           --       154,003            --          3         154,000
LVIP SSgA Moderate Structured Allocation
   Standard Class                               203,567           --       203,567            --          3         203,564
LVIP SSgA S&P 500 Index Standard Class        3,336,226           --     3,336,226            --         55       3,336,171
LVIP SSgA Small-Cap Index Standard Class        619,893           --       619,893            --         10         619,883
LVIP SSgA Small-Mid Cap 200 Standard
   Class                                        196,973           --       196,973            --          3         196,970
LVIP T. Rowe Price Growth Stock
   Standard Class                               442,860           --       442,860            --          8         442,852
LVIP T. Rowe Price Structured Mid-Cap
   Growth Standard Class                      1,820,915           --     1,820,915            --         35       1,820,880
LVIP Templeton Growth Standard Class            457,611           --       457,611            --          7         457,604
LVIP Turner Mid-Cap Growth Standard
   Class                                        802,538           --       802,538            --         15         802,523
LVIP Wells Fargo Intrinsic Value
   Standard Class                             2,791,947           --     2,791,947            --         59       2,791,888
LVIP Wilshire 2010 Profile Standard
   Class                                        541,764           --       541,764            --         10         541,754
LVIP Wilshire 2020 Profile Standard
   Class                                        821,319           --       821,319            --         16         821,303
LVIP Wilshire 2030 Profile Standard
   Class                                      1,298,919           --     1,298,919            --         21       1,298,898
LVIP Wilshire 2040 Profile Standard
   Class                                        854,208           --       854,208            26         18         854,164
LVIP Wilshire Conservative Profile
   Standard Class                             3,308,586           --     3,308,586            --         64       3,308,522
LVIP Wilshire Moderate Profile
   Standard Class                            14,783,648           --    14,783,648            --        244      14,783,404
LVIP Wilshire Moderately Aggressive
   Profile Standard Class                    13,387,439       19,192    13,406,631            --        210      13,406,421
M Business Opportunity Value                    586,226           --       586,226            --          9         586,217
M Capital Appreciation                          893,203           --       893,203            --         17         893,186
M International Equity                        1,401,608           --     1,401,608            --         27       1,401,581
M Large Cap Growth                              804,513           --       804,513            --         15         804,498
MFS VIT Core Equity Initial Class               865,705        1,613       867,318            --         19         867,299
MFS VIT Growth Initial Class                  7,332,934           --     7,332,934        34,738        156       7,298,040
MFS VIT Total Return Initial Class           17,782,836           --    17,782,836       569,948        364      17,212,524
MFS VIT Utilities Initial Class              12,318,508           --    12,318,508           237        256      12,318,015
NB AMT Mid-Cap Growth I Class                12,667,973           --    12,667,973        38,440        269      12,629,264
NB AMT Partners I Class                       1,668,306           --     1,668,306            33         37       1,668,236
NB AMT Regency I Class                        2,978,244        7,920     2,986,164            --         59       2,986,105
PIMCO VIT Commodity Real Return
   Administrative Class                       1,822,138      292,098     2,114,236            --         31       2,114,205
Putnam VT Global Health Care Class IB           361,920        1,380       363,300            --          8         363,292
Putnam VT Growth & Income Class IB              775,905           --       775,905            --         17         775,888

See accompanying notes.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2010


                                              DIVIDENDS
                                                FROM       MORTALITY AND        NET
                                             INVESTMENT       EXPENSE        INVESTMENT
SUBACCOUNT                                     INCOME    GUARANTEE CHARGES  INCOME (LOSS)
-----------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A         $ 24,896       $  (8,253)       $  16,643
ABVPSF Growth and Income Class A                    --         (45,093)         (45,093)
ABVPSF International Value Class A              80,945         (15,015)          65,930
ABVPSF Large Cap Growth Class A                  8,219         (12,649)          (4,430)
ABVPSF Small/Mid Cap Value Class A              33,352         (56,424)         (23,072)
American Century VP Inflation Protection
   Class I                                     147,511         (56,738)          90,773
American Funds Global Growth Class 2           122,621         (51,966)          70,655
American Funds Global Small Capitalization
   Class 2                                     182,202         (76,260)         105,942
American Funds Growth Class 2                  321,827        (332,459)        (10,632)
American Funds Growth-Income Class 2           505,810        (250,661)         255,149
American Funds International Class 2           421,661        (144,817)         276,844
BlackRock Global Allocation V.I. Class I        47,576         (19,963)          27,613
Delaware VIP Diversified Income Standard
   Class                                       561,054         (84,030)         477,024
Delaware VIP Emerging Markets Standard
   Class                                       122,847        (114,584)           8,263
Delaware VIP High Yield Standard Class         967,268         (86,352)         880,916
Delaware VIP Limited-Term Diversified
   Income Standard Class                        37,980         (10,470)          27,510
Delaware VIP REIT Standard Class               267,846         (67,593)         200,253
Delaware VIP Small Cap Value Standard Class    121,119        (144,389)         (23,270)
Delaware VIP Smid Cap Growth Standard Class         --         (22,156)         (22,156)
Delaware VIP Trend Standard Class                   --         (64,841)         (64,841)
Delaware VIP U.S. Growth Standard Class            714          (7,307)          (6,593)
Delaware VIP Value Standard Class              221,481         (60,008)         161,473
DWS VIP Alternative Asset Allocation Plus
   Class A                                       6,336          (3,159)           3,177
DWS VIP Equity 500 Index Class A               705,030        (284,112)         420,918
DWS VIP Small Cap Index Class A                 52,044         (42,825)           9,219
Fidelity VIP Asset Manager Initial Class        14,217          (6,469)           7,748
Fidelity VIP Contrafund Service Class          306,410        (201,428)         104,982
Fidelity VIP Equity-Income Initial Class        49,027         (20,997)          28,030
Fidelity VIP Equity-Income Service Class        31,207         (14,136)          17,071
Fidelity VIP Growth Service Class               11,255         (49,883)         (38,628)
Fidelity VIP Growth Opportunities Service
   Class                                           890          (7,920)          (7,030)
Fidelity VIP High Income Service Class         165,222         (16,326)         148,896
Fidelity VIP Investment Grade Bond Initial
   Class                                       125,848         (28,663)          97,185
Fidelity VIP Mid Cap Service Class               9,213         (21,557)         (12,344)
Fidelity VIP Overseas Service Class             40,886         (23,881)          17,005
FTVIPT Franklin Income Securities Class 1      196,804         (17,718)         179,086
FTVIPT Franklin Small-Mid Cap Growth
   Securities Class 1                               --         (30,625)         (30,625)
FTVIPT Mutual Shares Securities Class 1         32,433         (12,510)          19,923
FTVIPT Templeton Foreign Securities Class 1     64,769         (27,157)          37,612
FTVIPT Templeton Foreign Securities Class 2     77,022         (33,001)          44,021
FTVIPT Templeton Global Asset Allocation
   Class 1                                          --          (2,429)          (2,429)
FTVIPT Templeton Global Bond Securities
   Class 1                                      77,493         (34,275)          43,218
FTVIPT Templeton Growth Securities Class 1      52,328         (23,816)          28,512
FTVIPT Templeton Growth Securities Class 2      25,121         (14,611)          10,510
Invesco V.I. Capital Appreciation Series I      74,947         (80,074)          (5,127)
Invesco V.I. Core Equity Series I              114,847         (96,089)          18,758
Invesco V.I. Diversified Income Series I        34,614          (5,014)          29,600
Invesco V.I. International Growth Series I     133,701         (45,586)          88,115
Janus Aspen Series Balanced Institutional
   Class                                       283,602         (79,953)         203,649
Janus Aspen Series Balanced Service Class       45,805         (13,919)          31,886
Janus Aspen Series Enterprise Service Class         --         (14,084)         (14,084)
Janus Aspen Series Global Technology
   Service Class                                    --         (21,547)         (21,547)
Janus Aspen Series Worldwide Institutional
   Class                                        43,112         (57,014)         (13,902)
Janus Aspen Series Worldwide Service Class       7,137         (11,619)          (4,482)
LVIP Baron Growth Opportunities Standard
   Class                                            --            (480)            (480)
LVIP Baron Growth Opportunities Service
   Class                                            --         (34,409)         (34,409)
LVIP BlackRock Inflation Protected Bond
   Standard Class                                  179          (2,581)          (2,402)

                                                               DIVIDENDS                     NET CHANGE       NET INCREASE
                                                                 FROM          TOTAL        IN UNREALIZED      (DECREASE)
                                              NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                               GAIN (LOSS)      GAIN ON      GAIN (LOSS)    DEPRECIATION       RESULTING
SUBACCOUNT                                   ON INVESTMENTS   INVESTMENTS  ON INVESTMENTS  ON INVESTMENTS   FROM OPERATIONS
---------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A          $   13,073      $     --      $   13,073      $  156,949        $  186,665
ABVPSF Growth and Income Class A                 (312,630)           --        (312,630)      1,102,010           744,287
ABVPSF International Value Class A               (216,794)           --        (216,794)        248,941            98,077
ABVPSF Large Cap Growth Class A                    (1,245)           --          (1,245)        122,446           116,771
ABVPSF Small/Mid Cap Value Class A                (39,894)           --         (39,894)      1,887,134         1,824,168
American Century VP Inflation Protection
   Class I                                         68,619            --          68,619         199,252           358,644
American Funds Global Growth Class 2              (25,436)           --         (25,436)        907,663           952,882
American Funds Global Small Capitalization
   Class 2                                        (39,146)           --         (39,146)      1,995,164         2,061,960
American Funds Growth Class 2                    (327,897)           --        (327,897)      7,812,286         7,473,757
American Funds Growth-Income Class 2             (241,543)           --        (241,543)      3,531,948         3,545,554
American Funds International Class 2             (201,222)           --        (201,222)      1,317,083         1,392,705
BlackRock Global Allocation V.I. Class I          (11,548)       21,656          10,108         296,240           333,961
Delaware VIP Diversified Income Standard
   Class                                          258,099        28,105         286,204          83,783           847,011
Delaware VIP Emerging Markets Standard
   Class                                          198,191            --         198,191       2,605,264         2,811,718
Delaware VIP High Yield Standard Class            340,853            --         340,853         378,467         1,600,236
Delaware VIP Limited-Term Diversified
   Income Standard Class                           16,500         8,639          25,139           5,642            58,291
Delaware VIP REIT Standard Class                 (591,942)           --        (591,942)      2,501,254         2,109,565
Delaware VIP Small Cap Value Standard Class       350,598            --         350,598       4,861,812         5,189,140
Delaware VIP Smid Cap Growth Standard Class        25,163            --          25,163       1,536,292         1,539,299
Delaware VIP Trend Standard Class               1,261,588       425,028       1,686,616         323,734         1,945,509
Delaware VIP U.S. Growth Standard Class             3,848            --           3,848         123,662           120,917
Delaware VIP Value Standard Class                (524,848)           --        (524,848)      1,541,840         1,178,465
DWS VIP Alternative Asset Allocation Plus
   Class A                                          1,068         5,166           6,234          71,543            80,954
DWS VIP Equity 500 Index Class A                 (124,524)           --        (124,524)      4,577,127         4,873,521
DWS VIP Small Cap Index Class A                   (70,660)           --         (70,660)      1,365,966         1,304,525
Fidelity VIP Asset Manager Initial Class          (10,377)        4,292          (6,085)        103,893           105,556
Fidelity VIP Contrafund Service Class            (644,546)       12,751        (631,795)      4,817,996         4,291,183
Fidelity VIP Equity-Income Initial Class          (55,308)           --         (55,308)        391,121           363,843
Fidelity VIP Equity-Income Service Class          (68,581)           --         (68,581)        301,708           250,198
Fidelity VIP Growth Service Class                  (1,411)       21,716          20,305       1,402,453         1,384,130
Fidelity VIP Growth Opportunities Service
   Class                                             (207)           --            (207)        214,062           206,825
Fidelity VIP High Income Service Class             (3,524)           --          (3,524)        103,984           249,356
Fidelity VIP Investment Grade Bond Initial
   Class                                           60,590        38,380          98,970          44,151           240,306
Fidelity VIP Mid Cap Service Class                  5,821        11,937          17,758         886,938           892,352
Fidelity VIP Overseas Service Class              (269,285)        6,013        (263,272)        599,101           352,834
FTVIPT Franklin Income Securities Class 1          16,683            --          16,683         109,564           305,333
FTVIPT Franklin Small-Mid Cap Growth
   Securities Class 1                              28,350            --          28,350       1,070,014         1,067,739
FTVIPT Mutual Shares Securities Class 1          (117,363)           --        (117,363)        293,429           195,989
FTVIPT Templeton Foreign Securities Class 1      (426,697)           --        (426,697)        551,578           162,493
FTVIPT Templeton Foreign Securities Class 2       (61,380)           --         (61,380)        296,866           279,507
FTVIPT Templeton Global Asset Allocation
   Class 1                                       (774,946)           --        (774,946)        836,090            58,715
FTVIPT Templeton Global Bond Securities
   Class 1                                         89,400        12,254         101,654         555,872           700,744
FTVIPT Templeton Growth Securities Class 1        (73,482)           --         (73,482)        277,101           232,131
FTVIPT Templeton Growth Securities Class 2        (20,339)           --         (20,339)        127,026           117,197
Invesco V.I. Capital Appreciation Series I       (359,558)           --        (359,558)      1,755,856         1,391,171
Invesco V.I. Core Equity Series I                  79,066            --          79,066         915,987         1,013,811
Invesco V.I. Diversified Income Series I          (19,081)           --         (19,081)         41,240            51,759
Invesco V.I. International Growth Series I         85,764            --          85,764         485,224           659,103
Janus Aspen Series Balanced Institutional
   Class                                           80,726            --          80,726         451,163           735,538
Janus Aspen Series Balanced Service Class          21,693            --          21,693          60,361           113,940
Janus Aspen Series Enterprise Service Class        74,596            --          74,596         324,679           385,191
Janus Aspen Series Global Technology
   Service Class                                   48,751            --          48,751         570,754           597,958
Janus Aspen Series Worldwide Institutional
   Class                                          (66,062)           --         (66,062)      1,098,847         1,018,883
Janus Aspen Series Worldwide Service Class         10,643            --          10,643         198,055           204,216
LVIP Baron Growth Opportunities Standard
   Class                                               45            --              45          17,372            16,937
LVIP Baron Growth Opportunities Service
   Class                                           41,313            --          41,313       1,026,643         1,033,547
LVIP BlackRock Inflation Protected Bond
   Standard Class                                  73,867            --          73,867            (655)           70,810

See accompanying notes.


                                              DIVIDENDS
                                                FROM       MORTALITY AND        NET
                                             INVESTMENT       EXPENSE        INVESTMENT
SUBACCOUNT                                     INCOME    GUARANTEE CHARGES  INCOME (LOSS)
-----------------------------------------------------------------------------------------
LVIP Capital Growth Standard Class           $      126      $  (1,285)       $   (1,159)
LVIP Cohen & Steers Global Real Estate
   Standard Class                                    --         (6,757)           (6,757)
LVIP Columbia Value Opportunities Standard
   Class                                            273         (1,713)           (1,440)
LVIP Delaware Bond Standard Class             1,392,684       (291,610)        1,101,074
LVIP Delaware Diversified Floating Rate
   Standard Class                                 3,346         (1,450)            1,896
LVIP Delaware Foundation Aggressive
   Allocation Standard Class                     72,052        (17,846)           54,206
LVIP Delaware Growth and Income Standard
   Class                                          4,041         (2,461)            1,580
LVIP Delaware Social Awareness Standard
   Class                                          4,308         (5,147)            (839)
LVIP Delaware Special Opportunities
   Standard Class                                 3,226         (2,689)              537
LVIP Global Income Standard Class                 9,143         (1,269)            7,874
LVIP Janus Capital Appreciation
   Standard Class                                20,004        (19,578)              426
LVIP JPMorgan High Yield Standard Class           2,956           (159)            2,797
LVIP MFS International Growth Standard
   Class                                          7,156         (5,665)            1,491
LVIP MFS Value Standard Class                    35,933        (14,368)           21,565
LVIP Mid-Cap Value Standard Class                 1,042         (2,280)           (1,238)
LVIP Mondrian International Value
   Standard Class                               245,351        (53,670)          191,681
LVIP Money Market Standard Class                 17,350       (241,758)         (224,408)
LVIP SSgA Bond Index Standard Class              14,156         (4,415)            9,741
LVIP SSgA Conservative Index Allocation
   Standard Class                                    --             (8)               (8)
LVIP SSgA Developed International 150
   Standard Class                                 1,468           (637)              831
LVIP SSgA Emerging Markets 100 Standard
   Class                                         35,117        (11,636)           23,481
LVIP SSgA Global Tactical Allocation
   Standard Class                                40,396        (18,210)           22,186
LVIP SSgA International Index Standard
   Class                                          6,882         (2,949)            3,933
LVIP SSgA Large Cap 100 Standard Class            1,910         (1,098)              812
LVIP SSgA Moderate Index Allocation
   Standard Class                                    --           (143)             (143)
LVIP SSgA Moderate Structured Allocation
   Standard Class                                    --            (73)              (73)
LVIP SSgA S&P 500 Index Standard Class           35,341        (17,998)           17,343
LVIP SSgA Small-Cap Index Standard Class          2,928         (2,884)               44
LVIP SSgA Small-Mid Cap 200 Standard Class        3,030           (647)            2,383
LVIP T. Rowe Price Growth Stock Standard
   Class                                             --         (2,272)           (2,272)
LVIP T. Rowe Price Structured Mid-Cap
   Growth Standard Class                             --        (10,336)          (10,336)
LVIP Templeton Growth Standard Class              7,875         (1,824)            6,051
LVIP Turner Mid-Cap Growth Standard Class            --         (4,668)           (4,668)
LVIP Wells Fargo Intrinsic Value Standard
   Class                                         25,743        (20,991)            4,752
LVIP Wilshire 2010 Profile Standard Class         5,594         (3,161)            2,433
LVIP Wilshire 2020 Profile Standard Class         6,990         (3,223)            3,767
LVIP Wilshire 2030 Profile Standard Class         9,967         (6,823)            3,144
LVIP Wilshire 2040 Profile Standard Class         6,333         (5,138)            1,195
LVIP Wilshire Conservative Profile Standard
   Class                                        112,171        (16,068)           96,103
LVIP Wilshire Moderate Profile Standard
   Class                                        372,037        (67,050)          304,987
LVIP Wilshire Moderately Aggressive Profile
   Standard Class                               340,705        (65,394)          275,311
M Business Opportunity Value                      3,971         (3,035)              936
M Capital Appreciation                            1,657         (5,328)           (3,671)
M International Equity                           44,433         (9,057)           35,376
M Large Cap Growth                                2,698         (5,458)           (2,760)
MFS VIT Core Equity Initial Class                 6,288         (4,934)            1,354
MFS VIT Growth Initial Class                      7,880        (53,084)          (45,204)
MFS VIT Total Return Initial Class              451,399       (128,210)          323,189
MFS VIT Utilities Initial Class                 374,577        (88,241)          286,336
NB AMT Mid-Cap Growth I Class                        --        (85,066)          (85,066)
NB AMT Partners I Class                          10,558        (12,591)           (2,033)
NB AMT Regency I Class                           19,862        (20,657)             (795)
PIMCO VIT Commodity Real Return
   Administrative Class                         169,782         (6,490)          163,292
Premier VIT OpCap Managed Class I                    --           (868)             (868)
Putnam VT Global Health Care Class IB             6,964         (2,737)            4,227
Putnam VT Growth & Income Class IB               10,897         (5,571)            5,326

                                                               DIVIDENDS                     NET CHANGE       NET INCREASE
                                                                 FROM          TOTAL        IN UNREALIZED      (DECREASE)
                                              NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                               GAIN (LOSS)      GAIN ON      GAIN (LOSS)    DEPRECIATION       RESULTING
SUBACCOUNT                                   ON INVESTMENTS   INVESTMENTS  ON INVESTMENTS  ON INVESTMENTS   FROM OPERATIONS
---------------------------------------------------------------------------------------------------------------------------
LVIP Capital Growth Standard Class             $   2,686      $      --      $    2,686      $   56,895         $   58,422
LVIP Cohen & Steers Global Real Estate
   Standard Class                                 13,499             --          13,499         213,570            220,312
LVIP Columbia Value Opportunities Standard
   Class                                           4,612             --           4,612          59,117             62,289
LVIP Delaware Bond Standard Class                485,386        815,488       1,300,874         487,827          2,889,775
LVIP Delaware Diversified Floating Rate
   Standard Class                                    894             --             894           6,299              9,089
LVIP Delaware Foundation Aggressive
   Allocation Standard Class                     (19,622)            --         (19,622)        262,211            296,795
LVIP Delaware Growth and Income Standard
   Class                                          (8,055)            --          (8,055)         56,944             50,469
LVIP Delaware Social Awareness Standard
   Class                                         (10,655)            --         (10,655)         84,829             73,335
LVIP Delaware Special Opportunities
   Standard Class                                  6,997             --           6,997         105,209            112,743
LVIP Global Income Standard Class                  4,419             --           4,419              32             12,325
LVIP Janus Capital Appreciation
   Standard Class                                  4,559             --           4,559         255,604            260,589
LVIP JPMorgan High Yield Standard Class            1,548             --           1,548           3,287              7,632
LVIP MFS International Growth Standard
   Class                                         (21,920)            --         (21,920)        137,455            117,026
LVIP MFS Value Standard Class                     21,185             --          21,185         268,673            311,423
LVIP Mid-Cap Value Standard Class                   6,076            --           6,076          78,036             82,874
LVIP Mondrian International Value
   Standard Class                               (392,032)            --        (392,032)        247,129             46,778
LVIP Money Market Standard Class                      (1)           152             151               1           (224,256)
LVIP SSgA Bond Index Standard Class                7,945             --           7,945          15,780             33,466
LVIP SSgA Conservative Index Allocation
   Standard Class                                      1             --               1             158                151
LVIP SSgA Developed International 150
   Standard Class                                     79             --              79          10,145             11,055
LVIP SSgA Emerging Markets 100 Standard
   Class                                            (551)            --            (551)        251,447            274,377
LVIP SSgA Global Tactical Allocation
   Standard Class                                (48,019)            --         (48,019)        378,639            352,806
LVIP SSgA International Index Standard
   Class                                           6,916             --           6,916          26,913             37,762
LVIP SSgA Large Cap 100 Standard Class               724             --             724          22,568             24,104
LVIP SSgA Moderate Index Allocation
   Standard Class                                     (3)            --              (3)           (760)              (906)
LVIP SSgA Moderate Structured Allocation
   Standard Class                                      1             --               1           2,716              2,644
LVIP SSgA S&P 500 Index Standard Class            19,029             --          19,029         365,374            401,746
LVIP SSgA Small-Cap Index Standard Class           7,610             --           7,610         116,438            124,092
LVIP SSgA Small-Mid Cap 200 Standard Class         2,072             --           2,072          24,748             29,203
LVIP T. Rowe Price Growth Stock Standard
   Class                                           5,388             --           5,388          56,333             59,449
LVIP T. Rowe Price Structured Mid-Cap
   Growth Standard Class                          34,205             --          34,205         356,262            380,131
LVIP Templeton Growth Standard Class              (4,227)            --          (4,227)         30,325             32,149
LVIP Turner Mid-Cap Growth Standard Class         20,481             --          20,481         154,514            170,327
LVIP Wells Fargo Intrinsic Value Standard
   Class                                        (230,402)            --        (230,402)        678,020            452,370
LVIP Wilshire 2010 Profile Standard Class          3,476             --           3,476          43,280             49,189
LVIP Wilshire 2020 Profile Standard Class          4,204             --           4,204          50,370             58,341
LVIP Wilshire 2030 Profile Standard Class         13,820             --          13,820         120,397            137,361
LVIP Wilshire 2040 Profile Standard Class         19,582             --          19,582          68,372             89,149
LVIP Wilshire Conservative Profile Standard
   Class                                          18,982             --          18,982         132,734            247,819
LVIP Wilshire Moderate Profile Standard
   Class                                          29,867             --          29,867       1,031,880          1,366,734
LVIP Wilshire Moderately Aggressive Profile
   Standard Class                               (101,356)            --        (101,356)      1,214,687          1,388,642
M Business Opportunity Value                      (1,540)            --          (1,540)         45,031             44,427
M Capital Appreciation                              2,915            --           2,915         188,762            188,006
M International Equity                           (41,818)            --         (41,818)         58,318             51,876
M Large Cap Growth                               (39,512)            --         (39,512)        206,084            163,812
MFS VIT Core Equity Initial Class                  8,806             --           8,806         100,447            110,607
MFS VIT Growth Initial Class                      134,505            --         134,505         901,336            990,637
MFS VIT Total Return Initial Class              (127,416)            --        (127,416)      1,323,131          1,518,904
MFS VIT Utilities Initial Class                    3,191             --           3,191       1,144,004          1,433,531
NB AMT Mid-Cap Growth I Class                    255,025             --         255,025       2,646,627          2,816,586
NB AMT Partners I Class                         (101,455)            --        (101,455)        314,388            210,900
NB AMT Regency I Class                            (3,268)            --          (3,268)        636,789            632,726
PIMCO VIT Commodity Real Return
   Administrative Class                           (4,635)        29,038          24,403         150,653            338,348
Premier VIT OpCap Managed Class I                (82,264)            --         (82,264)        104,987             21,855
Putnam VT Global Health Care Class IB              3,785             --           3,785             797              8,809
Putnam VT Growth & Income Class IB               (21,576)            --         (21,576)        109,538             93,288

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2009 AND 2010

                                                   ABVPSF
                                                   GLOBAL      ABVPSF       ABVPSF        ABVPSF
                                                  THEMATIC   GROWTH AND  INTERNATIONAL   LARGE CAP
                                                   GROWTH      INCOME        VALUE        GROWTH
                                                   CLASS A    CLASS A       CLASS A       CLASS A
                                                 SUBACCOUNT  SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
--------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                    $  854,579  $5,553,448   $1,629,165    $1,082,922
Changes From Operations:
   - Net investment income (loss)                    (7,588)    186,304       17,737        (8,438)
   - Net realized gain (loss) on investments        (38,990)   (714,992)    (355,781)      (35,202)
   - Net change in unrealized appreciation or
        depreciation on investments                 486,364   1,531,374      946,791       467,685
                                                 ----------  ----------   ----------    ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  439,786   1,002,686      608,747       424,045
Changes From Unit Transactions:
   - Contract purchases                              92,118     443,874      340,062        73,917
   - Contract withdrawals                           (88,503)   (548,422)    (258,208)     (173,243)
   - Contract transfers                            (165,857)   (473,464)     147,956       304,319
                                                 ----------  ----------   ----------    ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (162,242)   (578,012)     229,810       204,993
                                                 ----------  ----------   ----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             277,544     424,674      838,557       629,038
                                                 ----------  ----------   ----------    ----------
NET ASSETS AT DECEMBER 31, 2009                   1,132,123   5,978,122    2,467,722     1,711,960
Changes From Operations:
   - Net investment income (loss)                    16,643     (45,093)      65,930        (4,430)
   - Net realized gain (loss) on investments         13,073    (312,630)    (216,794)       (1,245)
   - Net change in unrealized appreciation or
        depreciation on investments                 156,949   1,102,010      248,941       122,446
                                                 ----------  ----------   ----------    ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  186,665     744,287       98,077       116,771
Changes From Unit Transactions:
   - Contract purchases                             123,791     391,248      266,290        91,935
   - Contract withdrawals                           (79,752)   (343,742)    (164,146)     (168,893)
   - Contract transfers                            (111,015)    (83,237)      29,101      (141,764)
                                                 ----------  ----------   ----------    ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (66,976)    (35,731)     131,245      (218,722)
                                                 ----------  ----------   ----------    ----------

TOTAL INCREASE (DECREASE) IN NET ASSETS             119,689     708,556      229,322      (101,951)
                                                 ----------  ----------   ----------    ----------
NET ASSETS AT DECEMBER 31, 2010                  $1,251,812  $6,686,678   $2,697,044    $1,610,009
                                                 ==========  ==========   ==========    ==========

                                                                                          AMERICAN
                                                               AMERICAN     AMERICAN       FUNDS
                                                   ABVPSF       CENTURY       FUNDS        GLOBAL       AMERICAN
                                                 SMALL/MID   VP INFLATION    GLOBAL        SMALL         FUNDS
                                                 CAP VALUE    PROTECTION     GROWTH    CAPITALIZATION    GROWTH
                                                  CLASS A       CLASS I      CLASS 2      CLASS 2        CLASS 2
                                                 SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                    $5,336,774   $5,584,787   $5,208,527   $ 6,416,649    $33,831,036
Changes From Operations:
   - Net investment income (loss)                    22,063       78,109       52,592       (36,492)       (28,401)
   - Net realized gain (loss) on investments       (262,841)     (28,003)    (275,497)     (610,566)    (2,228,272)
   - Net change in unrealized appreciation or
        depreciation on investments               2,446,037      526,496    2,486,792     4,486,471     14,772,551
                                                 ----------   ----------   ----------   -----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                2,205,259      576,602    2,263,887     3,839,413     12,515,878
Changes From Unit Transactions:
   - Contract purchases                             450,381      636,385      846,124       870,372      5,190,623
   - Contract withdrawals                          (539,953)    (545,737)    (425,116)     (569,407)    (3,429,560)
   - Contract transfers                            (178,663)     674,547       65,825       (12,943)    (2,756,435)
                                                 ----------   ----------   ----------   -----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (268,235)     765,195      486,833       288,022       (995,372)
                                                 ----------   ----------   ----------   -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           1,937,024    1,341,797    2,750,720     4,127,435     11,520,506
                                                 ----------   ----------   ----------   -----------    -----------
NET ASSETS AT DECEMBER 31, 2009                   7,273,798    6,926,584    7,959,247    10,544,084     45,351,542
Changes From Operations:
   - Net investment income (loss)                   (23,072)      90,773       70,655       105,942        (10,632)
   - Net realized gain (loss) on investments        (39,894)      68,619      (25,436)      (39,146)      (327,897)
   - Net change in unrealized appreciation or
        depreciation on investments               1,887,134      199,252      907,663     1,995,164      7,812,286
                                                 ----------   ----------   ----------   -----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                1,824,168      358,644      952,882     2,061,960      7,473,757
Changes From Unit Transactions:
   - Contract purchases                             513,678      667,007      673,689       788,908      3,424,178
   - Contract withdrawals                          (520,748)    (542,560)    (433,137)     (705,623)    (3,713,052)
   - Contract transfers                             (80,309)     927,489        4,282    (1,036,464)    (4,065,978)
                                                 ----------   ----------   ----------   -----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (87,379)   1,051,936      244,834      (953,179)    (4,354,852)
                                                 ----------   ----------   ----------   -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           1,736,789    1,410,580    1,197,716     1,108,781      3,118,905
                                                 ----------   ----------   ----------   -----------    -----------
NET ASSETS AT DECEMBER 31, 2010                  $9,010,587   $8,337,164   $9,156,963   $11,652,865    $48,470,447
                                                 ==========   ==========   ==========   ===========    ===========

                                                                                                 DELAWARE
                                                                                                   VIP
                                                    AMERICAN      AMERICAN       BLACKROCK      DIVERSIFIED
                                                     FUNDS         FUNDS          GLOBAL          INCOME
                                                 GROWTH-INCOME  INTERNATIONAL  ALLOCATION V.I.   STANDARD
                                                     CLASS 2       CLASS 2         CLASS I        CLASS
                                                   SUBACCOUNT    SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
-----------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                     $26,477,185    $15,338,892     $       --     $ 7,086,597
Changes From Operations:
   - Net investment income (loss)                     263,773        148,153         29,883         410,214
   - Net realized gain (loss) on investments       (1,255,524)      (913,709)         1,065           5,065
   - Net change in unrealized appreciation or
        depreciation on investments                 8,926,885      7,051,991         13,910       1,475,762
                                                  -----------    -----------     ----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  7,935,134      6,286,435         44,858       1,891,041
Changes From Unit Transactions:
   - Contract purchases                             4,053,911      1,764,929        248,131         849,086
   - Contract withdrawals                          (2,477,269)    (1,376,614)       (44,591)       (961,962)
   - Contract transfers                            (1,375,890)    (1,000,388)     2,535,776       1,950,379
                                                  -----------    -----------     ----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             200,752       (612,073)     2,739,316       1,837,503
                                                  -----------    -----------     ----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             8,135,886      5,674,362      2,784,174       3,728,544
                                                  -----------    -----------     ----------     -----------
NET ASSETS AT DECEMBER 31, 2009                    34,613,071     21,013,254      2,784,174      10,815,141
Changes From Operations:
   - Net investment income (loss)                     255,149        276,844         27,613         477,024
   - Net realized gain (loss) on investments         (241,543)      (201,222)        10,108         286,204
   - Net change in unrealized appreciation or
        depreciation on investments                 3,531,948      1,317,083        296,240          83,783
                                                  -----------    -----------     ----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  3,545,554      1,392,705        333,961         847,011
Changes From Unit Transactions:
   - Contract purchases                             2,824,955      1,868,880        307,647         819,588
   - Contract withdrawals                          (2,690,460)    (1,742,764)      (222,008)       (805,125)
   - Contract transfers                            (1,769,062)      (680,013)     3,064,670       1,023,483
                                                  -----------    -----------     ----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (1,634,567)      (553,897)     3,150,309       1,037,946
                                                  -----------    -----------     ----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             1,910,987        838,808      3,484,270       1,884,957
                                                  -----------    -----------     ----------     -----------
NET ASSETS AT DECEMBER 31, 2010                   $36,524,058    $21,852,062     $6,268,444     $12,700,098
                                                  ===========    ===========     ==========     ===========

See accompanying notes.

                                                                             DELAWARE
                                                  DELAWARE                      VIP
                                                    VIP         DELAWARE   LIMITED-TERM
                                                  EMERGING        VIP       DIVERSIFIED   DELAWARE
                                                  MARKETS      HIGH YIELD     INCOME      VIP REIT
                                                  STANDARD      STANDARD     STANDARD     STANDARD
                                                   CLASS         CLASS         CLASS       CLASS
                                                 SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
----------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                    $ 8,144,487  $ 7,427,937   $  820,083   $ 5,811,841
Changes From Operations:
   - Net investment income (loss)                     54,461      659,394       32,537       227,601
   - Net realized gain (loss) on investments        (157,542)    (343,241)       3,760    (1,471,337)
   - Net change in unrealized appreciation or
        depreciation on investments                6,455,216    3,449,203       86,994     2,641,598
                                                 -----------  -----------   ----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 6,352,135    3,765,356      123,291     1,397,862
Changes From Unit Transactions:
   - Contract purchases                              878,787      576,959       98,091       561,467
   - Contract withdrawals                           (814,806)    (764,215)     (38,183)     (502,910)
   - Contract transfers                              837,660      603,334      230,792       450,084
                                                 -----------  -----------   ----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            901,641      416,078      290,700       508,641
                                                 -----------  -----------   ----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            7,253,776    4,181,434      413,991     1,906,503
                                                 -----------  -----------   ----------   -----------
NET ASSETS AT DECEMBER 31, 2009                   15,398,263   11,609,371    1,234,074     7,718,344
Changes From Operations:
   - Net investment income (loss)                      8,263      880,916       27,510       200,253
   - Net realized gain (loss) on investments         198,191      340,853       25,139      (591,942)
   - Net change in unrealized appreciation or
        depreciation on investments                2,605,264      378,467        5,642     2,501,254
                                                 -----------  -----------   ----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 2,811,718    1,600,236       58,291     2,109,565
Changes From Unit Transactions:
   - Contract purchases                            1,134,282      816,604       92,922       529,394
   - Contract withdrawals                           (866,370)    (807,968)     (60,638)     (607,580)
   - Contract transfers                            1,723,985      186,251      727,032       929,097
                                                 -----------  -----------   ----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          1,991,897      194,887      759,316       850,911
                                                 -----------  -----------   ----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            4,803,615    1,795,123      817,607     2,960,476
                                                 -----------  -----------   ----------   -----------
NET ASSETS AT DECEMBER 31, 2010                  $20,201,878  $13,404,494   $2,051,681   $10,678,820
                                                 ===========  ===========   ==========   ===========

                                                  DELAWARE      DELAWARE
                                                     VIP           VIP       DELAWARE     DELAWARE    DELAWARE
                                                  SMALL CAP     SMID CAP       VIP        VIP U.S.      VIP
                                                    VALUE        GROWTH       TREND        GROWTH      VALUE
                                                  STANDARD      STANDARD     STANDARD     STANDARD    STANDARD
                                                    CLASS         CLASS       CLASS         CLASS      CLASS
                                                 SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
----------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                    $15,136,517  $        --  $  7,084,387  $  431,972  $ 8,188,793
Changes From Operations:
   - Net investment income (loss)                     32,123           --       (68,407)     (3,325)     193,815
   - Net realized gain (loss) on investments        (876,576)          --      (466,791)    (37,100)  (1,059,693)
   - Net change in unrealized appreciation or
        depreciation on investments                5,185,174           --     4,393,702     270,023    2,134,687
                                                 -----------  -----------  ------------  ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 4,340,721           --     3,858,504     229,598    1,268,809
Changes From Unit Transactions:
   - Contract purchases                              964,984           --     1,633,576      63,877      633,346
   - Contract withdrawals                         (1,258,094)          --      (801,347)    (39,564)    (562,968)
   - Contract transfers                             (697,188)          --      (481,576)    288,754     (646,608)
                                                 -----------  -----------  ------------  ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (990,298)          --       350,653     313,067     (576,230)
                                                 -----------  -----------  ------------  ----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            3,350,423           --     4,209,157     542,665      692,579
                                                 -----------  -----------  ------------  ----------  -----------
NET ASSETS AT DECEMBER 31, 2009                   18,486,940           --    11,293,544     974,637    8,881,372
Changes From Operations:
   - Net investment income (loss)                    (23,270)     (22,156)      (64,841)     (6,593)     161,473
   - Net realized gain (loss) on investments         350,598       25,163     1,686,616       3,848     (524,848)
   - Net change in unrealized appreciation or
        depreciation on investments                4,861,812    1,536,292       323,734     123,662    1,541,840
                                                 -----------  -----------  ------------  ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 5,189,140    1,539,299     1,945,509     120,917    1,178,465
Changes From Unit Transactions:
   - Contract purchases                              918,415       95,584       567,222     161,907      533,800
   - Contract withdrawals                         (2,542,612)    (256,774)   (1,676,019)    (59,850)    (488,736)
   - Contract transfers                           (1,178,526)  11,501,969   (12,130,256)    (79,204)  (1,091,109)
                                                 -----------  -----------  ------------  ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                         (2,802,723)  11,340,779   (13,239,053)     22,853   (1,046,045)
                                                 -----------  -----------  ------------  ----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            2,386,417   12,880,078   (11,293,544)    143,770      132,420
                                                 -----------  -----------  ------------  ----------  -----------
NET ASSETS AT DECEMBER 31, 2010                  $20,873,357  $12,880,078  $         --  $1,118,407  $ 9,013,792
                                                 ===========  ===========  ============  ==========  ===========

                                                                                         FIDELITY
                                                   DWS VIP                                 VIP
                                                 ALTERNATIVE     DWS VIP      DWS VIP     ASSET
                                                    ASSET       EQUITY 500   SMALL CAP   MANAGER
                                                  ALLOCATION      INDEX        INDEX     INITIAL
                                                 PLUS CLASS A    CLASS A      CLASS A     CLASS
                                                  SUBACCOUNT    SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
--------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                      $     --    $30,553,335  $4,185,196  $1,043,134
Changes From Operations:
   - Net investment income (loss)                      (111)       664,242      46,879      11,424
   - Net realized gain (loss) on investments             14     (1,122,874)    (58,131)   (179,967)
   - Net change in unrealized appreciation or
        depreciation on investments                   1,825      8,257,123   1,167,960     363,580
                                                   --------    -----------  ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    1,728      7,798,491   1,156,708     195,037
Changes From Unit Transactions:
   - Contract purchases                              17,972      2,532,433     449,331      53,664
   - Contract withdrawals                            (1,685)    (2,683,052)   (457,812)    (70,468)
   - Contract transfers                              81,856     (1,465,636)    164,755    (400,463)
                                                   --------    -----------  ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            98,143     (1,616,255)    156,274    (417,267)
                                                   --------    -----------  ----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              99,871      6,182,236   1,312,982    (222,230)
                                                   --------    -----------  ----------  ----------
NET ASSETS AT DECEMBER 31, 2009                      99,871     36,735,571   5,498,178     820,904
Changes From Operations:
   - Net investment income (loss)                     3,177        420,918       9,219       7,748
   - Net realized gain (loss) on investments          6,234       (124,524)    (70,660)     (6,085)
   - Net change in unrealized appreciation or
        depreciation on investments                  71,543      4,577,127   1,365,966     103,893
                                                   --------    -----------  ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   80,954      4,873,521   1,304,525     105,556
Changes From Unit Transactions:
   - Contract purchases                              42,561      2,215,237     388,853      47,171
   - Contract withdrawals                           (23,739)    (3,872,790)   (731,956)   (129,261)
   - Contract transfers                             772,148      1,140,701    (411,947)     37,620
                                                   --------    -----------  ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           790,970       (516,852)   (755,050)    (44,470)
                                                   --------    -----------  ----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             871,924      4,356,669     549,475      61,086
                                                   --------    -----------  ----------  ----------
NET ASSETS AT DECEMBER 31, 2010                    $971,795    $41,092,240  $6,047,653  $  881,990
                                                   ========    ===========  ==========  ==========

See accompanying notes.

                                                 FIDELITY VIP
                                                  CONTRAFUND   FIDELITY VIP   FIDELITY VIP   FIDELITY VIP
                                                   SERVICE     EQUITY-INCOME  EQUITY-INCOME     GROWTH
                                                    CLASS      INITIAL CLASS  SERVICE CLASS  SERVICE CLASS
                                                  SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                     $19,650,595    $2,271,580     $1,769,257     $4,258,352
Changes From Operations:
   - Net investment income (loss)                     134,715        33,252         22,136        (20,147)
   - Net realized gain (loss) on investments       (1,698,908)     (286,678)      (443,666)      (195,097)
   - Net change in unrealized appreciation or
        depreciation on investments                 8,359,816       856,542        807,406      1,464,898
                                                  -----------    ----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                   6,795,623       603,116        385,876      1,249,654
Changes From Unit Transactions:
   - Contract purchases                             2,823,194       185,443        166,916      1,165,820
   - Contract withdrawals                          (2,172,387)     (392,922)      (313,839)      (390,883)
   - Contract transfers                              (381,349)      (90,418)      (206,268)      (201,842)
                                                  -----------    ----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             269,458      (297,897)      (353,191)       573,095
                                                  -----------    ----------     ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             7,065,081       305,219         32,685      1,822,749
                                                  -----------    ----------     ----------     ----------
NET ASSETS AT DECEMBER 31, 2009                    26,715,676     2,576,799      1,801,942      6,081,101
Changes From Operations:
   - Net investment income (loss)                     104,982        28,030         17,071        (38,628)
   - Net realized gain (loss) on investments         (631,795)      (55,308)       (68,581)        20,305
   - Net change in unrealized appreciation or
        depreciation on investments                 4,817,996       391,121        301,708      1,402,453
                                                  -----------    ----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                   4,291,183       363,843        250,198      1,384,130
Changes From Unit Transactions:
   - Contract purchases                             1,873,721       153,991        153,075        631,721
   - Contract withdrawals                          (1,882,847)     (164,567)      (148,042)      (357,816)
   - Contract transfers                              (508,148)      (47,923)      (127,663)      (568,641)
                                                  -----------    ----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (517,274)      (58,499)      (122,630)      (294,736)
                                                  -----------    ----------     ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             3,773,909       305,344        127,568      1,089,394
                                                  -----------    ----------     ----------     ----------
NET ASSETS AT DECEMBER 31, 2010                   $30,489,585    $2,882,143     $1,929,510     $7,170,495
                                                  ===========    ==========     ==========     ==========

                                                 FIDELITY VIP                  FIDELITY VIP
                                                    GROWTH       FIDELITY VIP   INVESTMENT    FIDELITY VIP   FIDELITY VIP
                                                 OPPORTUNITIES   HIGH INCOME    GRADE BOND      MID CAP        OVERSEAS
                                                 SERVICE CLASS  SERVICE CLASS  INITIAL CLASS  SERVICE CLASS  SERVICE CLASS
                                                  SUBACCOUNT      SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                      $  887,722     $1,337,398     $2,401,613     $2,217,726     $2,973,172
Changes From Operations:
   - Net investment income (loss)                      (3,917)       126,604        210,610            265         47,075
   - Net realized gain (loss) on investments         (134,093)       (95,880)        15,602       (190,138)      (243,717)
   - Net change in unrealized appreciation or
        depreciation on investments                   478,440        597,738        168,331      1,182,591        977,719
                                                   ----------     ----------     ----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                     340,430        628,462        394,543        992,718        781,077
Changes From Unit Transactions:
   - Contract purchases                               128,029         81,186        136,880        509,570        579,682
   - Contract withdrawals                            (123,941)      (142,318)      (355,418)      (299,552)      (225,911)
   - Contract transfers                              (141,192)        93,394        335,964        184,059       (219,653)
                                                   ----------     ----------     ----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (137,104)        32,262        117,426        394,077        134,118
                                                   ----------     ----------     ----------     ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               203,326        660,724        511,969      1,386,795        915,195
                                                   ----------     ----------     ----------     ----------     ----------
NET ASSETS AT DECEMBER 31, 2009                     1,091,048      1,998,122      2,913,582      3,604,521      3,888,367
Changes From Operations:
   - Net investment income (loss)                      (7,030)       148,896         97,185        (12,344)        17,005
   - Net realized gain (loss) on investments             (207)        (3,524)        98,970         17,758       (263,272)
   - Net change in unrealized appreciation or
        depreciation on investments                   214,062        103,984         44,151        886,938        599,101
                                                   ----------     ----------     ----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                     206,825        249,356        240,306        892,352        352,834
Changes From Unit Transactions:
   - Contract purchases                                97,019         69,045        185,705        381,201        225,630
   - Contract withdrawals                            (103,219)      (135,661)      (257,176)      (286,573)      (184,886)
   - Contract transfers                              (247,669)        45,681        473,327       (672,904)      (885,227)
                                                   ----------     ----------     ----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (253,869)       (20,935)       401,856       (578,276)      (844,483)
                                                   ----------     ----------     ----------     ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (47,044)       228,421        642,162        314,076       (491,649)
                                                   ----------     ----------     ----------     ----------     ----------
NET ASSETS AT DECEMBER 31, 2010                    $1,044,004     $2,226,543     $3,555,744     $3,918,597     $3,396,718
                                                   ==========     ==========     ==========     ==========     ==========

                                                                FTVIPT
                                                   FTVIPT      FRANKLIN                      FTVIPT
                                                  FRANKLIN   SMALL-MID CAP      FTVIPT      TEMPLETON
                                                   INCOME       GROWTH      MUTUAL SHARES   FOREIGN
                                                 SECURITIES   SECURITIES     SECURITIES    SECURITIES
                                                   CLASS 1     CLASS 1         CLASS 1      CLASS 1
                                                 SUBACCOUNT   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                    $1,381,629    $2,484,732     $1,267,605   $ 3,690,903
Changes From Operations:
   - Net investment income (loss)                   176,866       (22,455)        23,348       108,570
   - Net realized gain (loss) on investments        (23,113)     (197,507)      (110,875)     (121,252)
   - Net change in unrealized appreciation or
        depreciation on investments                 561,395     1,345,529        433,621     1,263,002
                                                 ----------    ----------     ----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                   715,148     1,125,567        346,094     1,250,320
Changes From Unit Transactions:
   - Contract purchases                             265,948       303,171        262,178       149,704
   - Contract withdrawals                          (261,178)     (353,139)       (90,886)     (505,691)
   - Contract transfers                             669,034       316,919        247,115       (23,162)
                                                 ----------    ----------     ----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           673,804       266,951        418,407      (379,149)
                                                 ----------    ----------     ----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           1,388,952     1,392,518        764,501       871,171
                                                 ----------    ----------     ----------   -----------
NET ASSETS AT DECEMBER 31, 2009                   2,770,581     3,877,250      2,032,106     4,562,074
Changes From Operations:
   - Net investment income (loss)                   179,086       (30,625)        19,923        37,612
   - Net realized gain (loss) on investments         16,683        28,350       (117,363)     (426,697)
   - Net change in unrealized appreciation or
        depreciation on investments                 109,564     1,070,014        293,429       551,578
                                                 ----------    ----------     ----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                   305,333     1,067,739        195,989       162,493
Changes From Unit Transactions:
   - Contract purchases                             311,380       309,195        235,140       123,965
   - Contract withdrawals                          (204,701)     (225,105)      (122,728)   (1,220,011)
   - Contract transfers                            (249,102)      (78,691)      (310,788)      (67,403)
                                                 ----------    ----------     ----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (142,423)        5,399       (198,376)   (1,163,449)
                                                 ----------    ----------     ----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             162,910     1,073,138         (2,387)   (1,000,956)
                                                 ----------    ----------     ----------   -----------
NET ASSETS AT DECEMBER 31, 2010                  $2,933,491    $4,950,388     $2,029,719   $ 3,561,118
                                                 ==========    ==========     ==========   ===========

See accompanying notes.

                                                   FTVIPT       FTVIPT        FTVIPT      FTVIPT
                                                 TEMPLETON     TEMPLETON    TEMPLETON    TEMPLETON
                                                  FOREIGN    GLOBAL ASSET  GLOBAL BOND    GROWTH
                                                 SECURITIES   ALLOCATION    SECURITIES  SECURITIES
                                                  CLASS 2       CLASS 1      CLASS 1      CLASS 1
                                                 SUBACCOUNT   SUBACCOUNT    SUBACCOUNT  SUBACCOUNT
--------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                    $3,730,420  $ 1,550,428    $2,164,772  $3,233,361
Changes From Operations:
   - Net investment income (loss)                    99,001      130,688       412,653      92,783
   - Net realized gain (loss) on investments        (98,833)    (182,845)       30,594    (488,084)
   - Net change in unrealized appreciation or
        depreciation on investments               1,178,358      349,164        78,603   1,238,328
                                                 ----------  -----------    ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                1,178,526      297,007       521,850     843,027
Changes From Unit Transactions:
   - Contract purchases                             276,086      119,177       458,560     209,599
   - Contract withdrawals                          (365,866)    (172,679)     (191,106)   (389,325)
   - Contract transfers                            (424,076)      31,345     1,071,668    (502,002)
                                                 ----------  -----------    ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (513,856)     (22,157)    1,339,122    (681,728)
                                                 ----------  -----------    ----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             664,670      274,850     1,860,972     161,299
                                                 ----------  -----------    ----------  ----------
NET ASSETS AT DECEMBER 31, 2009                   4,395,090    1,825,278     4,025,744   3,394,660
Changes From Operations:
   - Net investment income (loss)                    44,021       (2,429)       43,218      28,512
   - Net realized gain (loss) on investments        (61,380)    (774,946)      101,654     (73,482)
   - Net change in unrealized appreciation or
        depreciation on investments                 296,866      836,090       555,872     277,101
                                                 ----------  -----------    ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  279,507       58,715       700,744     232,131
Changes From Unit Transactions:
   - Contract purchases                             236,210       24,191       573,754     174,267
   - Contract withdrawals                          (325,158)     (20,724)     (277,664)   (330,261)
   - Contract transfers                            (220,973)  (1,887,460)    1,473,135      48,771
                                                 ----------  -----------    ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (309,921)  (1,883,993)    1,769,225    (107,223)
                                                 ----------  -----------    ----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (30,414)  (1,825,278)    2,469,969     124,908
                                                 ----------  -----------    ----------  ----------
NET ASSETS AT DECEMBER 31, 2010                  $4,364,676  $        --    $6,495,713  $3,519,568
                                                 ==========  ===========    ==========  ==========


                                                   FTVIPT
                                                  TEMPLETON  INVESCO V.I.  INVESCO V.I. INVESCO V.I.  INVESCO V.I.
                                                   GROWTH      CAPITAL         CORE     DIVERSIFIED   INTERNATIONAL
                                                 SECURITIES  APPRECIATION     EQUITY      INCOME        GROWTH
                                                   CLASS 2     SERIES I      SERIES I     SERIES I      SERIES I
                                                 SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                    $1,308,397  $ 8,945,031   $10,494,398    $535,939     $4,403,764
Changes From Operations:
   - Net investment income (loss)                    40,072      (15,108)      117,563      51,516         36,839
   - Net realized gain (loss) on investments       (101,695)    (712,160)     (404,010)    (78,126)       (59,305)
   - Net change in unrealized appreciation or
        depreciation on investments                 515,372    2,460,491     3,081,508      82,670      1,513,128
                                                 ----------  -----------   -----------    --------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  453,749    1,733,223     2,795,061      56,060      1,490,662
Changes From Unit Transactions:
   - Contract purchases                             131,643      990,373       834,299      39,797        325,056
   - Contract withdrawals                          (161,713)  (1,045,468)   (1,238,248)    (80,486)      (433,851)
   - Contract transfers                             168,889     (393,304)     (104,470)     30,068        (46,840)
                                                 ----------  -----------   -----------    --------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           138,819     (448,399)     (508,419)    (10,621)      (155,635)
                                                 ----------  -----------   -----------    --------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             592,568    1,284,824     2,286,642      45,439      1,335,027
                                                 ----------  -----------   -----------    --------     ----------
NET ASSETS AT DECEMBER 31, 2009                   1,900,965   10,229,855    12,781,040     581,378      5,738,791
Changes From Operations:
   - Net investment income (loss)                    10,510       (5,127)       18,758      29,600         88,115
   - Net realized gain (loss) on investments        (20,339)    (359,558)       79,066     (19,081)        85,764
   - Net change in unrealized appreciation or
        depreciation on investments                 127,026    1,755,856       915,987      41,240        485,224
                                                 ----------  -----------   -----------    --------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  117,197    1,391,171     1,013,811      51,759        659,103
Changes From Unit Transactions:
   - Contract purchases                              96,948      743,603       752,413      49,795        236,548
   - Contract withdrawals                          (178,395)  (1,489,401)   (1,436,656)    (96,945)      (368,589)
   - Contract transfers                             (22,895)    (655,177)     (834,428)     93,509       (158,588)
                                                 ----------  -----------   -----------    --------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (104,342)  (1,400,975)   (1,518,671)     46,359       (290,629)
                                                 ----------  -----------   -----------    --------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              12,855       (9,804)     (504,860)     98,118        368,474
                                                 ----------  -----------   -----------    --------     ----------
NET ASSETS AT DECEMBER 31, 2010                  $1,913,820  $10,220,051   $12,276,180    $679,496     $6,107,265
                                                 ==========  ===========   ===========    ========     ==========

                                                                                            JANUS ASPEN
                                                  JANUS ASPEN                  JANUS ASPEN    SERIES
                                                    SERIES       JANUS ASPEN      SERIES      GLOBAL
                                                   BALANCED        SERIES      ENTERPRISE   TECHNOLOGY
                                                 INSTITUTIONAL    BALANCED       SERVICE      SERVICE
                                                    CLASS       SERVICE CLASS     CLASS        CLASS
                                                  SUBACCOUNT     SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
-------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                     $ 8,115,819     $1,295,149   $1,922,678   $1,010,180
Changes From Operations:
   - Net investment income (loss)                     196,142         28,344      (14,199)     (13,749)
   - Net realized gain (loss) on investments          270,426         47,463     (185,214)     (43,061)
   - Net change in unrealized appreciation or
        depreciation on investments                 1,533,804        239,595      849,613      782,740
                                                  -----------     ----------   ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  2,000,372        315,402      650,200      725,930
Changes From Unit Transactions:
   - Contract purchases                               699,949         68,749       92,735      816,188
   - Contract withdrawals                            (838,126)       (70,666)    (206,493)    (162,483)
   - Contract transfers                              (162,165)        62,598     (452,723)     245,173
                                                  -----------     ----------   ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (300,342)        60,681     (566,481)     898,878
                                                  -----------     ----------   ----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             1,700,030        376,083       83,719    1,624,808
                                                  -----------     ----------   ----------   ----------
NET ASSETS AT DECEMBER 31, 2009                     9,815,849      1,671,232    2,006,397    2,634,988
Changes From Operations:
   - Net investment income (loss)                     203,649         31,886      (14,084)     (21,547)
   - Net realized gain (loss) on investments           80,726         21,693       74,596       48,751
   - Net change in unrealized appreciation or
        depreciation on investments                   451,163         60,361      324,679      570,754
                                                  -----------     ----------   ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    735,538        113,940      385,191      597,958
Changes From Unit Transactions:
   - Contract purchases                               616,705         59,604       88,185      192,654
   - Contract withdrawals                            (811,193)      (112,387)    (150,133)    (136,148)
   - Contract transfers                               210,954         44,379     (525,908)    (147,937)
                                                  -----------     ----------   ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              16,466         (8,404)    (587,856)     (91,431)
                                                  -----------     ----------   ----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               752,004        105,536     (202,665)     506,527
                                                  -----------     ----------   ----------   ----------
NET ASSETS AT DECEMBER 31, 2010                   $10,567,853     $1,776,768   $1,803,732   $3,141,515
                                                  ===========     ==========   ==========   ==========

See accompanying notes.

                                                 JANUS ASPEN    JANUS ASPEN     LVIP
                                                    SERIES        SERIES     BARON GROWTH        LVIP
                                                  WORLDWIDE      WORLDWIDE   OPPORTUNITIES   BARON GROWTH
                                                 INSTITUTIONAL    SERVICE      STANDARD     OPPORTUNITIES
                                                    CLASS          CLASS        CLASS       SERVICE CLASS
                                                  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
---------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                     $4,940,368    $1,137,787     $ 21,042      $3,500,450
Changes From Operations:
   - Net investment income (loss)                     37,068         5,684         (131)        (28,643)
   - Net realized gain (loss) on investments        (307,463)      (42,935)      (4,139)       (308,100)
   - Net change in unrealized appreciation or
        depreciation on investments                2,139,256       422,122       11,021       1,531,002
                                                  ----------    ----------     --------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 1,868,861       384,871        6,751       1,194,259
Changes From Unit Transactions:
   - Contract purchases                            1,240,477        66,827        3,798         385,423
   - Contract withdrawals                           (628,994)     (141,985)      (2,513)       (393,362)
   - Contract transfers                             (317,891)      (39,476)     (10,101)       (354,246)
                                                  ----------    ----------     --------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            293,592      (114,634)      (8,816)       (362,185)
                                                  ----------    ----------     --------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            2,162,453       270,237       (2,065)        832,074
                                                  ----------    ----------     --------      ----------
NET ASSETS AT DECEMBER 31, 2009                    7,102,821     1,408,024       18,977       4,332,524
Changes From Operations:
   - Net investment income (loss)                    (13,902)       (4,482)        (480)        (34,409)
   - Net realized gain (loss) on investments         (66,062)       10,643           45          41,313
   - Net change in unrealized appreciation or
        depreciation on investments                1,098,847       198,055       17,372       1,026,643
                                                  ----------    ----------     --------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 1,018,883       204,216       16,937       1,033,547
Changes From Unit Transactions:
   - Contract purchases                              498,595        64,840        2,410         288,539
   - Contract withdrawals                           (847,929)      (59,689)      (3,429)       (512,372)
   - Contract transfers                             (216,561)      (42,428)      53,204        (142,504)
                                                  ----------    ----------     --------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (565,895)      (37,277)      52,185        (366,337)
                                                  ----------    ----------     --------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              452,988       166,939       69,122         667,210
                                                  ----------    ----------     --------      ----------
NET ASSETS AT DECEMBER 31, 2010                   $7,555,809    $1,574,963     $ 88,099      $4,999,734
                                                  ==========    ==========     ========      ==========

                                                    LVIP
                                                  BLACKROCK                       LVIP
                                                  INFLATION                  COHEN & STEERS       LVIP
                                                  PROTECTED       LVIP           GLOBAL      COLUMBIA VALUE       LVIP
                                                    BOND     CAPITAL GROWTH   REAL ESTATE    OPPORTUNITIES   DELAWARE BOND
                                                  STANDARD      STANDARD        STANDARD        STANDARD        STANDARD
                                                    CLASS        CLASS           CLASS           CLASS           CLASS
                                                 SUBACCOUNT    SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                     $     --      $ 178,978      $  471,606       $108,319      $30,385,961
Changes From Operations:
   - Net investment income (loss)                       --           (626)         (3,314)          (303)       1,230,615
   - Net realized gain (loss) on investments            --        (45,196)       (142,339)       (21,234)         (35,159)
   - Net change in unrealized appreciation or
        depreciation on investments                     --         87,495         342,134         57,156        4,280,731
                                                  --------      ---------      ----------       --------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      --         41,673         196,481         35,619        5,476,187
Changes From Unit Transactions:
   - Contract purchases                                 --          1,356         218,966         23,863        3,809,966
   - Contract withdrawals                               --       (213,169)       (151,338)       (17,763)      (3,899,584)
   - Contract transfers                                 --         25,665         156,699        (26,044)         746,840
                                                  --------      ---------      ----------       --------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                               --       (186,148)        224,327        (19,944)         657,222
                                                  --------      ---------      ----------       --------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 --       (144,475)        420,808         15,675        6,133,409
                                                  --------      ---------      ----------       --------      -----------
NET ASSETS AT DECEMBER 31, 2009                         --         34,503         892,414        123,994       36,519,370
Changes From Operations:
   - Net investment income (loss)                   (2,402)        (1,159)         (6,757)        (1,440)       1,101,074
   - Net realized gain (loss) on investments        73,867          2,686          13,499          4,612        1,300,874
   - Net change in unrealized appreciation or
        depreciation on investments                   (655)        56,895         213,570         59,117          487,827
                                                  --------      ---------      ----------       --------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  70,810         58,422         220,312         62,289        2,889,775
Changes From Unit Transactions:
   - Contract purchases                              7,493         28,498         189,910         17,915        2,785,836
   - Contract withdrawals                          (38,174)       (17,385)        (86,490)       (14,610)      (3,106,708)
   - Contract transfers                            (21,408)       229,982         344,301        189,188          715,994
                                                  --------      ---------      ----------       --------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (52,089)       241,095         447,721        192,493          395,122
                                                  --------      ---------      ----------       --------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             18,721        299,517         668,033        254,782        3,284,897
                                                  --------      ---------      ----------       --------      -----------
NET ASSETS AT DECEMBER 31, 2010                   $ 18,721      $ 334,020      $1,560,447       $378,776      $39,804,267
                                                  ========      =========      ==========       ========      ===========

                                                                   LVIP
                                                      LVIP       DELAWARE      LVIP        LVIP
                                                    DELAWARE    FOUNDATION   DELAWARE    DELAWARE
                                                  DIVERSIFIED   AGGRESSIVE    GROWTH      SOCIAL
                                                 FLOATING RATE  ALLOCATION  AND INCOME  AWARENESS
                                                    STANDARD     STANDARD    STANDARD    STANDARD
                                                      CLASS       CLASS      CLASS        CLASS
                                                   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
--------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                       $     --    $1,809,724   $261,164    $652,608
Changes From Operations:
   - Net investment income (loss)                         --        22,807      1,616        (166)
   - Net realized gain (loss) on investments              --      (163,334)   (14,299)    (19,595)
   - Net change in unrealized appreciation or
        depreciation on investments                       --       715,784     87,009     188,794
                                                    --------    ----------   --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        --       575,257     74,326     169,033
Changes From Unit Transactions:
   - Contract purchases                                   --       443,441     71,048      42,951
   - Contract withdrawals                                 --      (185,530)   (31,927)    (52,855)
   - Contract transfers                                   --      (110,231)   (13,656)    (75,406)
                                                    --------    ----------   --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                 --       147,680     25,465     (85,310)
                                                    --------    ----------   --------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   --       722,937     99,791      83,723
                                                    --------    ----------   --------    --------
NET ASSETS AT DECEMBER 31, 2009                           --     2,532,661    360,955     736,331
Changes From Operations:
   - Net investment income (loss)                      1,896        54,206      1,580        (839)
   - Net realized gain (loss) on investments             894       (19,622)    (8,055)    (10,655)
   - Net change in unrealized appreciation or
        depreciation on investments                    6,299       262,211     56,944      84,829
                                                    --------    ----------   --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     9,089       296,795     50,469      73,335
Changes From Unit Transactions:
   - Contract purchases                                   --       148,397     45,853      35,363
   - Contract withdrawals                             (2,199)     (144,829)   (52,586)    (64,974)
   - Contract transfers                              478,836       (17,303)    46,412     (22,519)
                                                    --------    ----------   --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            476,637       (13,735)    39,679     (52,130)
                                                    --------    ----------   --------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              485,726       283,060     90,148      21,205
                                                    --------    ----------   --------    --------
NET ASSETS AT DECEMBER 31, 2010                     $485,726    $2,815,721   $451,103    $757,536
                                                    ========    ==========   ========    ========

See accompanying notes.

                                                     LVIP
                                                   DELAWARE        LVIP         LVIP          LVIP
                                                    SPECIAL       GLOBAL    JANUS CAPITAL   JPMORGAN
                                                 OPPORTUNITIES    INCOME    APPRECIATION   HIGH YIELD
                                                   STANDARD      STANDARD     STANDARD      STANDARD
                                                     CLASS        CLASS         CLASS        CLASS
                                                  SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
-----------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                      $ 296,767     $     --    $2,193,697     $    --
Changes From Operations:
   - Net investment income (loss)                        914        1,430         3,005          --
   - Net realized gain (loss) on investments         (25,322)          56      (123,501)         --
   - Net change in unrealized appreciation or
        depreciation on investments                  138,895        2,331       935,946          --
                                                   ---------     --------    ----------     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   114,487        3,817       815,450          --
Changes From Unit Transactions:
   - Contract purchases                               87,010       16,478       290,929          --
   - Contract withdrawals                           (108,554)      (2,054)     (212,293)         --
   - Contract transfers                              (16,534)      91,027      (145,365)         --
                                                   ---------     --------    ----------     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (38,078)     105,451       (66,729)         --
                                                   ---------     --------    ----------     -------
TOTAL INCREASE (DECREASE) IN NET ASSETS               76,409      109,268       748,721          --
                                                   ---------     --------    ----------     -------
NET ASSETS AT DECEMBER 31, 2009                      373,176      109,268     2,942,418          --
Changes From Operations:
   - Net investment income (loss)                        537        7,874           426       2,797
   - Net realized gain (loss) on investments           6,997        4,419         4,559       1,548
   - Net change in unrealized appreciation or
        depreciation on investments                  105,209           32       255,604       3,287
                                                   ---------     --------    ----------     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   112,743       12,325       260,589       7,632
Changes From Unit Transactions:
   - Contract purchases                               18,374       20,560       218,259         180
   - Contract withdrawals                            (23,151)     (11,114)     (179,788)     (3,687)
   - Contract transfers                                 (700)     273,916      (386,122)     87,227
                                                   ---------     --------    ----------     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (5,477)     283,362      (347,651)     83,720
                                                   ---------     --------    ----------     -------
TOTAL INCREASE (DECREASE) IN NET ASSETS              107,266      295,687       (87,062)     91,352
                                                   ---------     --------    ----------     -------
NET ASSETS AT DECEMBER 31, 2010                    $ 480,442     $404,955    $2,855,356     $91,352
                                                   =========     ========    ==========     =======

                                                      LVIP                                  LVIP
                                                      MFS                      LVIP       MONDRIAN
                                                 INTERNATIONAL     LVIP      MID-CAP    INTERNATIONAL      LVIP
                                                     GROWTH     MFS VALUE     VALUE        VALUE       MONEY MARKET
                                                    STANDARD     STANDARD    STANDARD     STANDARD       STANDARD
                                                     CLASS        CLASS       CLASS        CLASS          CLASS
                                                   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                     $  701,835    $1,158,686   $194,415    $ 7,471,477   $ 36,725,669
Changes From Operations:
   - Net investment income (loss)                      1,771         8,745       (122)       196,351       (152,355)
   - Net realized gain (loss) on investments        (164,947)      (61,552)    (9,501)      (543,263)           466
   - Net change in unrealized appreciation or
        depreciation on investments                  422,574       400,703    103,423      1,794,107              2
                                                  ----------    ----------   --------    -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   259,398       347,896     93,800      1,447,195       (151,887)
Changes From Unit Transactions:
   - Contract purchases                              173,777       292,233     48,101        520,920     23,326,792
   - Contract withdrawals                           (166,951)     (349,085)   (14,524)      (421,671)    (7,593,627)
   - Contract transfers                              (93,470)        4,299        760       (531,788)   (14,135,747)
                                                  ----------    ----------   --------    -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (86,644)      (52,553)    34,337       (432,539)     1,597,418
                                                  ----------    ----------   --------    -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              172,754       295,343    128,137      1,014,656      1,445,531
                                                  ----------    ----------   --------    -----------   ------------
NET ASSETS AT DECEMBER 31, 2009                      874,589     1,454,029    322,552      8,486,133     38,171,200
Changes From Operations:
   - Net investment income (loss)                      1,491        21,565     (1,238)       191,681       (224,408)
   - Net realized gain (loss) on investments         (21,920)       21,185      6,076       (392,032)           151
   - Net change in unrealized appreciation or
        depreciation on investments                  137,455       268,673     78,036        247,129              1
                                                  ----------    ----------   --------    -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   117,026       311,423     82,874         46,778       (224,256)
Changes From Unit Transactions:
   - Contract purchases                              132,540       265,506     38,413        504,133     20,750,319
   - Contract withdrawals                            (53,174)     (179,174)   (20,616)      (421,153)    (9,946,358)
   - Contract transfers                              (46,043)    1,192,018     49,226     (1,150,813)   (12,030,524)
                                                  ----------    ----------   --------    -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             33,323     1,278,350     67,023     (1,067,833)    (1,226,563)
                                                  ----------    ----------   --------    -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              150,349     1,589,773    149,897     (1,021,055)    (1,450,819)
                                                  ----------    ----------   --------    -----------   ------------
NET ASSETS AT DECEMBER 31, 2010                   $1,024,938    $3,043,802   $472,449    $ 7,465,078   $ 36,720,381
                                                  ==========    ==========   ========    ===========   ============

                                                                 LVIP
                                                                 SSGA            LVIP           LVIP
                                                   LVIP      CONSERVATIVE        SSGA           SSGA
                                                   SSGA         INDEX          DEVELOPED       EMERGING
                                                 BOND INDEX   ALLOCATION   INTERNATIONAL 150  MARKETS 100
                                                  STANDARD    STANDARD          STANDARD       STANDARD
                                                    CLASS       CLASS            CLASS          CLASS
                                                 SUBACCOUNT   SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                     $192,916      $    --        $     --       $   16,438
Changes From Operations:
   - Net investment income (loss)                    5,160           --             308            2,106
   - Net realized gain (loss) on investments        14,173           --           4,524           14,287
   - Net change in unrealized appreciation or
        depreciation on investments                  6,266           --             545          142,345
                                                  --------      -------        --------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  25,599           --           5,377          158,738
Changes From Unit Transactions:
   - Contract purchases                             69,854           --             443           12,377
   - Contract withdrawals                          (44,861)          --          (1,128)         (24,647)
   - Contract transfers                            269,926           --           6,870          474,423
                                                  --------      -------        --------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          294,919           --           6,185          462,153
                                                  --------      -------        --------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            320,518           --          11,562          620,891
                                                  --------      -------        --------       ----------
NET ASSETS AT DECEMBER 31, 2009                    513,434           --          11,562          637,329
Changes From Operations:
   - Net investment income (loss)                    9,741           (8)            831           23,481
   - Net realized gain (loss) on investments         7,945            1              79             (551)
   - Net change in unrealized appreciation or
        depreciation on investments                 15,780          158          10,145          251,447
                                                  --------      -------        --------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  33,466          151          11,055          274,377
Changes From Unit Transactions:
   - Contract purchases                            111,099           --          18,152          243,387
   - Contract withdrawals                          (53,254)         (89)         (4,539)         (82,390)
   - Contract transfers                            146,771       11,066          92,959        3,280,708
                                                  --------      -------        --------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          204,616       10,977         106,572        3,441,705
                                                  --------      -------        --------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            238,082       11,128         117,627        3,716,082
                                                  --------      -------        --------       ----------
NET ASSETS AT DECEMBER 31, 2010                   $751,516      $11,128        $129,189       $4,353,411
                                                  ========      =======        ========       ==========

See accompanying notes.

                                                    LVIP                                      LVIP
                                                    SSGA         LVIP                         SSGA
                                                   GLOBAL        SSGA           LVIP        MODERATE
                                                  TACTICAL   INTERNATIONAL      SSGA         INDEX
                                                 ALLOCATION      INDEX      LARGE CAP 100  ALLOCATION
                                                  STANDARD     STANDARD       STANDARD      STANDARD
                                                    CLASS        CLASS          CLASS        CLASS
                                                 SUBACCOUNT   SUBACCOUNT      SUBACCOUNT   SUBACCOUNT
-----------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                    $1,376,821     $ 18,287       $ 89,253     $     --
Changes From Operations:
   - Net investment income (loss)                    94,110       10,164            443           --
   - Net realized gain (loss) on investments         16,112       71,383        (14,541)          --
   - Net change in unrealized appreciation or
        depreciation on investments                 299,806       66,411         35,844           --
                                                 ----------     --------       --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  410,028      147,958         21,746           --
Changes From Unit Transactions:
   - Contract purchases                             152,664       41,941          7,052           --
   - Contract withdrawals                          (128,213)     (20,551)       (19,237)          --
   - Contract transfers                             111,263      198,502         16,762           --
                                                 ----------     --------       --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           135,714      219,892          4,577           --
                                                 ----------     --------       --------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             545,742      367,850         26,323           --
                                                 ----------     --------       --------     --------
NET ASSETS AT DECEMBER 31, 2009                   1,922,563      386,137        115,576           --
Changes From Operations:
   - Net investment income (loss)                    22,186        3,933            812         (143)
   - Net realized gain (loss) on investments        (48,019)       6,916            724           (3)
   - Net change in unrealized appreciation or
        depreciation on investments                 378,639       26,913         22,568         (760)
                                                 ----------     --------       --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  352,806       37,762         24,104         (906)
Changes From Unit Transactions:
   - Contract purchases                             263,987       63,705          7,877           --
   - Contract withdrawals                          (208,495)     (24,124)        (9,135)          --
   - Contract transfers                           1,713,220       76,394         39,665      154,906
                                                 ----------     --------       --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                         1,768,712      115,975         38,407      154,906
                                                 ----------     --------       --------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS           2,121,518      153,737         62,511      154,000
                                                 ----------     --------       --------     --------
NET ASSETS AT DECEMBER 31, 2010                  $4,044,081     $539,874       $178,087     $154,000
                                                 ==========     ========       ========     ========


                                                    LVIP
                                                    SSGA        LVIP        LVIP        LVIP
                                                  MODERATE      SSGA        SSGA        SSGA         LVIP
                                                 STRUCTURED   S&P 500     SMALL-CAP   SMALL-MID  T. ROWE PRICE
                                                 ALLOCATION    INDEX        INDEX      CAP 200   GROWTH STOCK
                                                  STANDARD    STANDARD    STANDARD    STANDARD     STANDARD
                                                   CLASS       CLASS        CLASS       CLASS        CLASS
                                                 SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
--------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                     $     --   $1,374,930   $193,522    $ 19,863      $ 76,262
Changes From Operations:
   - Net investment income (loss)                       --       16,403        864         558        (1,160)
   - Net realized gain (loss) on investments            --      (30,654)   (25,857)      2,605         1,967
   - Net change in unrealized appreciation or
        depreciation on investments                     --      518,818     96,782      15,623        72,346
                                                  --------   ----------   --------    --------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      --      504,567     71,789      18,786        73,153
Changes From Unit Transactions:
   - Contract purchases                                 --      474,724     96,999      19,068        22,751
   - Contract withdrawals                               --     (198,027)   (21,980)     (3,384)       (9,949)
   - Contract transfers                                 --      723,468     58,768      (1,833)       83,262
                                                  --------   ----------   --------    --------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                               --    1,000,165    133,787      13,851        96,064
                                                  --------   ----------   --------    --------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 --    1,504,732    205,576      32,637       169,217
                                                  --------   ----------   --------    --------      --------
NET ASSETS AT DECEMBER 31, 2009                         --    2,879,662    399,098      52,500       245,479
Changes From Operations:
   - Net investment income (loss)                      (73)      17,343         44       2,383        (2,272)
   - Net realized gain (loss) on investments             1       19,029      7,610       2,072         5,388
   - Net change in unrealized appreciation or
        depreciation on investments                  2,716      365,374    116,438      24,748        56,333
                                                  --------   ----------   --------    --------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   2,644      401,746    124,092      29,203        59,449
Changes From Unit Transactions:
   - Contract purchases                            218,354    1,117,479     81,786      35,896        38,046
   - Contract withdrawals                          (17,434)    (317,688)   (24,662)    (12,574)      (17,671)
   - Contract transfers                                 --     (745,028)    39,569      91,945       117,549
                                                  --------   ----------   --------    --------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          200,920       54,763     96,693     115,267       137,924
                                                  --------   ----------   --------    --------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS            203,564      456,509    220,785     144,470       197,373
                                                  --------   ----------   --------    --------      --------
NET ASSETS AT DECEMBER 31, 2010                   $203,564   $3,336,171   $619,883    $196,970      $442,852
                                                  ========   ==========   ========    ========      ========

                                                     LVIP
                                                 T. ROWE PRICE                 LVIP         LVIP
                                                  STRUCTURED       LVIP       TURNER    WELLS FARGO
                                                   MID-CAP      TEMPLETON     MID-CAP    INTRINSIC
                                                   GROWTH         GROWTH      GROWTH       VALUE
                                                   STANDARD      STANDARD    STANDARD    STANDARD
                                                    CLASS         CLASS        CLASS       CLASS
                                                  SUBACCOUNT    SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
---------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                      $  768,800    $ 82,413    $288,856   $2,548,489
Changes From Operations:
   - Net investment income (loss)                      (5,747)      2,358      (3,100)      12,268
   - Net realized gain (loss) on investments          (83,455)     (3,980)     (6,342)    (226,288)
   - Net change in unrealized appreciation or
        depreciation on investments                   465,927      37,668     191,794      831,323
                                                   ----------    --------    --------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    376,725      36,046     182,352      617,303
Changes From Unit Transactions:
   - Contract purchases                                76,475      32,472      64,665      353,111
   - Contract withdrawals                             (59,186)    (10,612)    (37,896)    (221,837)
   - Contract transfers                               185,841      58,681      93,614     (124,034)
                                                   ----------    --------    --------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             203,130      80,541     120,383        7,240
                                                   ----------    --------    --------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               579,855     116,587     302,735      624,543
                                                   ----------    --------    --------   ----------
NET ASSETS AT DECEMBER 31, 2009                     1,348,655     199,000     591,591    3,173,032
Changes From Operations:
   - Net investment income (loss)                     (10,336)      6,051      (4,668)       4,752
   - Net realized gain (loss) on investments           34,205      (4,227)     20,481     (230,402)
   - Net change in unrealized appreciation or
        depreciation on investments                   356,262      30,325     154,514      678,020
                                                   ----------    --------    --------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    380,131      32,149     170,327      452,370
Changes From Unit Transactions:
   - Contract purchases                                93,805      37,992      53,199      176,239
   - Contract withdrawals                             (57,896)    (25,786)    (48,828)    (180,295)
   - Contract transfers                                56,185     214,249      36,234     (829,458)
                                                   ----------    --------    --------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              92,094     226,455      40,605     (833,514)
                                                   ----------    --------    --------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               472,225     258,604     210,932     (381,144)
                                                   ----------    --------    --------   ----------
NET ASSETS AT DECEMBER 31, 2010                    $1,820,880    $457,604    $802,523   $2,791,888
                                                   ==========    ========    ========   ==========

See accompanying notes.

                                                    LVIP
                                                  WILSHIRE       LVIP          LVIP          LVIP
                                                    2010       WILSHIRE      WILSHIRE      WILSHIRE
                                                   PROFILE   2020 PROFILE  2030 PROFILE  2040 PROFILE
                                                  STANDARD     STANDARD      STANDARD      STANDARD
                                                    CLASS        CLASS        CLASS          CLASS
                                                 SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
-----------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                     $112,521    $ 85,988      $  461,742    $ 86,457
Changes From Operations:
   - Net investment income (loss)                    4,421       4,216          11,752       4,415
   - Net realized gain (loss) on investments           404       5,259           5,106       2,078
   - Net change in unrealized appreciation or
        depreciation on investments                 76,831      66,907         213,605     114,420
                                                  --------    --------      ----------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                   81,656      76,382         230,463     120,913
Changes From Unit Transactions:
   - Contract purchases                             58,105      90,972         128,548      43,006
   - Contract withdrawals                          (23,376)    (25,263)        (64,792)    (44,609)
   - Contract transfers                            202,097     170,235         469,649     444,268
                                                  --------    --------      ----------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          236,826     235,944         533,405     442,665
                                                  --------    --------      ----------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS            318,482     312,326         763,868     563,578
                                                  --------    --------      ----------    --------
NET ASSETS AT DECEMBER 31, 2009                    431,003     398,314       1,225,610     650,035
Changes From Operations:
   - Net investment income (loss)                    2,433       3,767           3,144       1,195
   - Net realized gain (loss) on investments         3,476       4,204          13,820      19,582
   - Net change in unrealized appreciation or
        depreciation on investments                 43,280      50,370         120,397      68,372
                                                  --------    --------      ----------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  49,189      58,341         137,361      89,149
Changes From Unit Transactions:
   - Contract purchases                             56,662      91,487         120,694      69,852
   - Contract withdrawals                          (27,133)    (30,581)        (72,631)    (69,180)
   - Contract transfers                             32,033     303,742        (112,136)    114,308
                                                  --------    --------      ----------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           61,562     364,648         (64,073)    114,980
                                                  --------    --------      ----------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS            110,751     422,989          73,288     204,129
                                                  --------    --------      ----------    --------
NET ASSETS AT DECEMBER 31, 2010                   $541,754    $821,303      $1,298,898    $854,164
                                                  ========    ========      ==========    ========

                                                                               LVIP
                                                     LVIP         LVIP        WILSHIRE
                                                   WILSHIRE     WILSHIRE     MODERATELY
                                                 CONSERVATIVE   MODERATE     AGGRESSIVE
                                                   PROFILE       PROFILE      PROFILE    M BUSINESS
                                                   STANDARD     STANDARD      STANDARD   OPPORTUNITY   M CAPITAL
                                                    CLASS         CLASS        CLASS        VALUE     APPRECIATION
                                                  SUBACCOUNT   SUBACCOUNT    SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                     $  717,557   $ 4,984,877  $ 6,292,005   $226,092     $ 803,848
Changes From Operations:
   - Net investment income (loss)                     52,582       258,141      317,955      1,191        (4,563)
   - Net realized gain (loss) on investments          11,695        (8,071)    (163,115)    (9,385)     (200,104)
   - Net change in unrealized appreciation or
        depreciation on investments                  269,589     1,328,603    1,820,444    123,381       458,851
                                                  ----------   -----------  -----------   --------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                    333,866     1,578,673    1,975,284    115,187       254,184
Changes From Unit Transactions:
   - Contract purchases                              170,608     1,731,716    1,822,098     62,513        49,687
   - Contract withdrawals                            (90,009)     (804,215)    (612,644)   (26,638)      (38,571)
   - Contract transfers                              630,236     1,099,779      347,157    154,758      (290,257)
                                                  ----------   -----------  -----------   --------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            710,835     2,027,280    1,556,611    190,633      (279,141)
                                                  ----------   -----------  -----------   --------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS            1,044,701     3,605,953    3,531,895    305,820       (24,957)
                                                  ----------   -----------  -----------   --------     ---------
NET ASSETS AT DECEMBER 31, 2009                    1,762,258     8,590,830    9,823,900    531,912       778,891
Changes From Operations:
   - Net investment income (loss)                     96,103       304,987      275,311        936        (3,671)
   - Net realized gain (loss) on investments          18,982        29,867     (101,356)    (1,540)        2,915
   - Net change in unrealized appreciation or
        depreciation on investments                  132,734     1,031,880    1,214,687     45,031       188,762
                                                  ----------   -----------  -----------   --------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   247,819     1,366,734    1,388,642     44,427       188,006
Changes From Unit Transactions:
   - Contract purchases                              179,558     2,893,800    5,284,693     45,031        27,471
   - Contract withdrawals                           (103,248)     (997,940)  (1,135,953)   (14,817)      (20,423)
   - Contract transfers                            1,222,135     2,929,980   (1,954,861)   (20,336)      (80,759)
                                                  ----------   -----------  -----------   --------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          1,298,445     4,825,840    2,193,879      9,878       (73,711)
                                                  ----------   -----------  -----------   --------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS            1,546,264     6,192,574    3,582,521     54,305       114,295
                                                  ----------   -----------  -----------   --------     ---------
NET ASSETS AT DECEMBER 31, 2010                   $3,308,522   $14,783,404  $13,406,421   $586,217     $ 893,186
                                                  ==========   ===========  ===========   ========     =========

                                                                                 MFS VIT     MFS VIT
                                                                               CORE EQUITY   GROWTH
                                                 M INTERNATIONAL  M LARGE CAP   INITIAL      INITIAL
                                                     EQUITY         GROWTH       CLASS        CLASS
                                                   SUBACCOUNT     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                       $1,346,840     $ 837,856    $ 483,505   $4,974,112
Changes From Operations:
   - Net investment income (loss)                       19,388          (807)       4,418      (27,105)
   - Net realized gain (loss) on investments          (411,725)     (145,768)      (2,864)    (106,993)
   - Net change in unrealized appreciation or
        depreciation on investments                    590,499       396,058      141,371    1,977,493
                                                    ----------     ---------    ---------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                      198,162       249,483      142,925    1,843,395
Changes From Unit Transactions:
   - Contract purchases                                133,060        57,762       22,654      465,986
   - Contract withdrawals                              (95,457)      (34,579)    (110,762)    (682,616)
   - Contract transfers                               (323,078)     (163,444)      42,143      (95,250)
                                                    ----------     ---------    ---------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (285,475)     (140,261)     (45,965)    (311,880)
                                                    ----------     ---------    ---------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (87,313)      109,222       96,960    1,531,515
                                                    ----------     ---------    ---------   ----------
NET ASSETS AT DECEMBER 31, 2009                      1,259,527       947,078      580,465    6,505,627
Changes From Operations:
   - Net investment income (loss)                       35,376        (2,760)       1,354      (45,204)
   - Net realized gain (loss) on investments           (41,818)      (39,512)       8,806      134,505
   - Net change in unrealized appreciation or
        depreciation on investments                     58,318       206,084      100,447      901,336
                                                    ----------     ---------    ---------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      51,876       163,812      110,607      990,637
Changes From Unit Transactions:
   - Contract purchases                                121,830        38,278       29,286      508,478
   - Contract withdrawals                              (71,773)      (21,644)     (49,970)    (661,929)
   - Contract transfers                                 40,121      (323,026)     196,911      (44,773)
                                                    ----------     ---------    ---------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                               90,178      (306,392)     176,227     (198,224)
                                                    ----------     ---------    ---------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                142,054      (142,580)     286,834      792,413
                                                    ----------     ---------    ---------   ----------
NET ASSETS AT DECEMBER 31, 2010                     $1,401,581     $ 804,498    $ 867,299   $7,298,040
                                                    ==========     =========    =========   ==========

See accompanying notes.

                                                                                  NB AMT
                                                    MFS VIT        MFS VIT       MID-CAP      NB AMT
                                                  TOTAL RETURN    UTILITIES      GROWTH I   PARTNERS I
                                                 INITIAL CLASS  INITIAL CLASS     CLASS        CLASS
                                                   SUBACCOUNT     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                     $13,966,695    $10,072,633   $ 7,165,368  $1,562,004
Changes From Operations:
   - Net investment income (loss)                     416,596        450,391       (63,244)     23,000
   - Net realized gain (loss) on investments         (481,659)      (486,572)      (30,130)   (632,547)
   - Net change in unrealized appreciation or
        depreciation on investments                 2,492,535      2,998,008     2,400,141   1,125,664
                                                  -----------    -----------   -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  2,427,472      2,961,827     2,306,767     516,117
Changes From Unit Transactions:
   - Contract purchases                             1,050,180        698,359     1,745,555      67,450
   - Contract withdrawals                          (1,359,963)      (893,825)     (904,750)   (108,658)
   - Contract transfers                               464,903       (845,979)      (40,418)   (494,052)
                                                  -----------    -----------   -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             155,120     (1,041,445)      800,387    (535,260)
                                                  -----------    -----------   -----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             2,582,592      1,920,382     3,107,154     (19,143)
                                                  -----------    -----------   -----------  ----------
NET ASSETS AT DECEMBER 31, 2009                    16,549,287     11,993,015    10,272,522   1,542,861
Changes From Operations:
   - Net investment income (loss)                     323,189        286,336       (85,066)     (2,033)
   - Net realized gain (loss) on investments         (127,416)         3,191       255,025    (101,455)
   - Net change in unrealized appreciation or
        depreciation on investments                 1,323,131      1,144,004     2,646,627     314,388
                                                  -----------    -----------   -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  1,518,904      1,433,531     2,816,586     210,900
Changes From Unit Transactions:
   - Contract purchases                             1,031,345        640,787       795,377      37,194
   - Contract withdrawals                          (1,682,057)    (1,184,702)     (668,912)   (101,442)
   - Contract transfers                              (204,955)      (564,616)     (586,309)    (21,277)
                                                  -----------    -----------   -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (855,667)    (1,108,531)     (459,844)    (85,525)
                                                  -----------    -----------   -----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               663,237        325,000     2,356,742     125,375
                                                  -----------    -----------   -----------  ----------
NET ASSETS AT DECEMBER 31, 2010                   $17,212,524    $12,318,015   $12,629,264  $1,668,236
                                                  ===========    ===========   ===========  ==========


                                                               PIMCO VIT
                                                               COMMODITY     PREMIER VIT   PUTNAM VT    PUTNAM VT
                                                   NB AMT     REAL RETURN       OPCAP       GLOBAL      GROWTH &
                                                  REGENCY I  ADMINISTRATIVE    MANAGED    HEALTH CARE    INCOME
                                                    CLASS        CLASS         CLASS I     CLASS IB     CLASS IB
                                                 SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                    $2,252,426    $       --     $ 326,065     $360,265    $369,505
Changes From Operations:
   - Net investment income (loss)                    26,308        14,265         5,749       (3,149)     10,145
   - Net realized gain (loss) on investments       (251,251)       30,392       (12,168)      18,522     (19,355)
   - Net change in unrealized appreciation or
        depreciation on investments               1,170,055        (7,828)       83,385       68,474     160,930
                                                 ----------    ----------     ---------     --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  945,112        36,829        76,966       83,847     151,720
Changes From Unit Transactions:
   - Contract purchases                             178,772       111,917        27,244       21,629      39,459
   - Contract withdrawals                          (226,276)      (13,893)      (21,223)     (23,117)    (31,664)
   - Contract transfers                            (279,466)      352,286        (5,310)     (48,940)    163,939
                                                 ----------    ----------     ---------     --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (326,970)      450,310           711      (50,428)    171,734
                                                 ----------    ----------     ---------     --------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             618,142       487,139        77,677       33,419     323,454
                                                 ----------    ----------     ---------     --------    --------
NET ASSETS AT DECEMBER 31, 2009                   2,870,568       487,139       403,742      393,684     692,959
Changes From Operations:
   - Net investment income (loss)                      (795)      163,292          (868)       4,227       5,326
   - Net realized gain (loss) on investments         (3,268)       24,403       (82,264)       3,785     (21,576)
   - Net change in unrealized appreciation or
        depreciation on investments                 636,789       150,653       104,987          797     109,538
                                                 ----------    ----------     ---------     --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  632,726       338,348        21,855        8,809      93,288
Changes From Unit Transactions:
   - Contract purchases                             209,401       147,978         5,701       17,630      40,770
   - Contract withdrawals                          (198,331)      (54,494)       (5,793)     (34,409)    (33,050)
   - Contract transfers                            (528,259)    1,195,234      (425,505)     (22,422)    (18,079)
                                                 ----------    ----------     ---------     --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (517,189)    1,288,718      (425,597)     (39,201)    (10,359)
                                                 ----------    ----------     ---------     --------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             115,537     1,627,066      (403,742)     (30,392)     82,929
                                                 ----------    ----------     ---------     --------    --------
NET ASSETS AT DECEMBER 31, 2010                  $2,986,105    $2,114,205     $      --     $363,292    $775,888
                                                 ==========    ==========     =========     ========    ========

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010

1.   ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln Life Flexible Premium Variable Life Account R (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on June 18, 1998, are part of the operations of the Company. The Variable Account consists of ten products as follows:

     -    Lincoln SVUL
     -    Lincoln SVUL-I
     -    Lincoln SVUL-II
     -    Lincoln SVUL-III
     -    Lincoln SVUL-IV
     -    Lincoln SVUL(ONE)
     -    Lincoln Momentum SVUL(ONE)
     -    Lincoln SVUL(ONE) 2007
     -    Lincoln Momentum SVUL(ONE) 2007
     -    Lincoln PreservationEdge SVUL

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred thirteen mutual funds (the Funds) of sixteen diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
   ABVPSF Global Thematic Growth Class A Portfolio
   ABVPSF Growth and Income Class A Portfolio
   ABVPSF International Value Class A Portfolio
   ABVPSF Large Cap Growth Class A Portfolio
   ABVPSF Small/Mid Cap Value Class A Portfolio

American Century Variable Portfolios, Inc. (American Century VP):
   American Century VP Inflation Protection Class I Portfolio

American Funds Insurance Series (American Funds):
   American Funds Global Growth Class 2 Fund
   American Funds Global Small Capitalization Class 2 Fund
   American Funds Growth Class 2 Fund
   American Funds Growth-Income Class 2 Fund
   American Funds International Class 2 Fund

BlackRock Variable Series Funds, Inc. (BlackRock):
   BlackRock Global Allocation V.I. Class I Fund

Delaware VIP Trust (Delaware VIP):
   Delaware VIP Diversified Income Standard Class Series
   Delaware VIP Emerging Markets Standard Class Series
   Delaware VIP High Yield Standard Class Series
   Delaware VIP Limited-Term Diversified Income Standard Class Series Delaware VIP REIT Standard Class Series
   Delaware VIP Small Cap Value Standard Class Series
   Delaware VIP Smid Cap Growth Standard Class Series
   Delaware VIP U.S. Growth Standard Class Series
   Delaware VIP Value Standard Class Series

DWS Scudder VIP Funds (DWS VIP):
   DWS VIP Alternative Asset Allocation Plus Class A Fund
   DWS VIP Equity 500 Index Class A Fund
   DWS VIP Small Cap Index Class A Fund

Fidelity Variable Insurance Products Fund (Fidelity VIP):
   Fidelity VIP Asset Manager Initial Class Portfolio
   Fidelity VIP Contrafund Service Class Portfolio
   Fidelity VIP Equity-Income Initial Class Portfolio
   Fidelity VIP Equity-Income Service Class Portfolio
   Fidelity VIP Growth Service Class Portfolio
   Fidelity VIP Growth Opportunities Service Class Portfolio
   Fidelity VIP High Income Service Class Portfolio
   Fidelity VIP Investment Grade Bond Initial Class Portfolio
   Fidelity VIP Mid Cap Service Class Portfolio
   Fidelity VIP Overseas Service Class Portfolio

Franklin Templeton Variable Insurance Products Trust (FTVIPT):
   FTVIPT Franklin Income Securities Class 1 Fund
   FTVIPT Franklin Small-Mid Cap Growth Securities Class 1 Fund
   FTVIPT Mutual Shares Securities Class 1 Fund
   FTVIPT Templeton Foreign Securities Class 1 Fund
   FTVIPT Templeton Foreign Securities Class 2 Fund
   FTVIPT Templeton Global Bond Securities Class 1 Fund
   FTVIPT Templeton Growth Securities Class 1 Fund
   FTVIPT Templeton Growth Securities Class 2 Fund

Invesco Variable Insurance Funds, Inc. (Invesco V.I.):
   Invesco V.I. Capital Appreciation Series I Fund
   Invesco V.I. Core Equity Series I Fund

   Invesco V.I. Diversified Income Series I Fund
   Invesco V.I. International Growth Series I Fund

Janus Aspen Series:
   Janus Aspen Series Balanced Institutional Class Portfolio
   Janus Aspen Series Balanced Service Class Portfolio
   Janus Aspen Series Enterprise Service Class Portfolio
   Janus Aspen Series Global Technology Service Class Portfolio
   Janus Aspen Series Worldwide Institutional Class Portfolio
   Janus Aspen Series Worldwide Service Class Portfolio

Lincoln Variable Insurance Products Trust (LVIP)*:
   LVIP Baron Growth Opportunities Standard Class Fund
   LVIP Baron Growth Opportunities Service Class Fund
   LVIP BlackRock Inflation Protected Bond Standard Class Fund
   LVIP Capital Growth Standard Class Fund
   LVIP Cohen & Steers Global Real Estate Standard Class Fund
   LVIP Columbia Value Opportunities Standard Class Fund
   LVIP Delaware Bond Standard Class Fund
   LVIP Delaware Diversified Floating Rate Standard Class Fund
   LVIP Delaware Foundation Aggressive Allocation Standard Class Fund
   LVIP Delaware Growth and Income Standard Class Fund
   LVIP Delaware Social Awareness Standard Class Fund
   LVIP Delaware Special Opportunities Standard Class Fund
   LVIP Global Income Standard Class Fund
   LVIP Janus Capital Appreciation Standard Class Fund
   LVIP JPMorgan High Yield Standard Class Fund
   LVIP MFS International Growth Standard Class Fund
   LVIP MFS Value Standard Class Fund
   LVIP Mid-Cap Value Standard Class Fund
   LVIP Mondrian International Value Standard Class Fund
   LVIP Money Market Standard Class Fund
   LVIP SSgA Bond Index Standard Class Fund
   LVIP SSgA Conservative Index Allocation Standard Class Fund
   LVIP SSgA Conservative Structured Allocation Standard Class Fund**
   LVIP SSgA Developed International 150 Standard Class Fund
   LVIP SSgA Emerging Markets 100 Standard Class Fund
   LVIP SSgA Global Tactical Allocation Standard Class Fund
   LVIP SSgA International Index Standard Class Fund
   LVIP SSgA Large Cap 100 Standard Class Fund
   LVIP SSgA Moderate Index Allocation Standard Class Fund
   LVIP SSgA Moderate Structured Allocation Standard Class Fund
   LVIP SSgA Moderately Aggressive Index Allocation Standard Class Fund**
   LVIP SSgA Moderately Aggressive Structured Allocation Standard Class Fund** LVIP SSgA S&P 500 Index Standard Class Fund
   LVIP SSgA Small-Cap Index Standard Class Fund
   LVIP SSgA Small-Mid Cap 200 Standard Class Fund
   LVIP T. Rowe Price Growth Stock Standard Class Fund
   LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class Fund
   LVIP Templeton Growth Standard Class Fund
   LVIP Turner Mid-Cap Growth Standard Class Fund
   LVIP Wells Fargo Intrinsic Value Standard Class Fund
   LVIP Wilshire 2010 Profile Standard Class Fund
   LVIP Wilshire 2020 Profile Standard Class Fund
   LVIP Wilshire 2030 Profile Standard Class Fund
   LVIP Wilshire 2040 Profile Standard Class Fund
   LVIP Wilshire Conservative Profile Standard Class Fund
   LVIP Wilshire Moderate Profile Standard Class Fund
   LVIP Wilshire Moderately Aggressive Profile Standard Class Fund

M Fund, Inc. (M):
   M Business Opportunity Value Fund
   M Capital Appreciation Fund
   M International Equity Fund
   M Large Cap Growth Fund

MFS Variable Insurance Trust (MFS VIT):
   MFS VIT Core Equity Initial Class Series
   MFS VIT Growth Initial Class Series
   MFS VIT Total Return Initial Class Series
   MFS VIT Utilities Initial Class Series

Neuberger Berman Advisers Management Trust (NB AMT):
   NB AMT Mid-Cap Growth I Class Portfolio
   NB AMT Partners I Class Portfolio
   NB AMT Regency I Class Portfolio

PIMCO Variable Insurance Trust (PIMCO VIT):
   PIMCO VIT Commodity Real Return Administrative Class Fund

Putnam Variable Trust (Putnam VT):
   Putnam VT Global Health Care Class IB Fund
   Putnam VT Growth & Income Class IB Fund

*    Denotes an affiliate of the Company.
**   Available funds with no money invested at December 31, 2010.

As of December 31, 2009, Delaware VIP Trust was an affiliate of the Company. On January 4, 2010, Lincoln National Corporation (the parent of the Company) sold Delaware Management Holdings Inc. and its subsidiaries, including Delaware Management Company, which is the investment advisor for the Delaware VIP Trust funds.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2010. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Standards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

INVESTMENT FUND CHANGES: During 2009, the BlackRock Global Allocation V.I. Class I Fund, the DWS VIP Alternative Assets Allocation Plus Class A Fund, the LVIP Global Income Fund and the PIMCO VIT Commodity Real Return Administrative Class Fund became available as investment options for account contract owners. Accordingly, the 2009 statements of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2009.

Also during 2009, the ABVPSF Global Technology Class A Fund changed its name to the ABVPSF Global Thematic Growth Class A Fund, the Delaware VIP Capital Reserves Standard Class Series changed its name to the Delaware VIP Limited-Term Diversified Income Standard Class Series, the FTVIPT Templeton Global Income Securities Class 1 Fund changed its name to the FTVIPT Templeton Global Bond Securities Class 1 Fund, the Janus Aspen Series Mid Cap Growth Service Shares Portfolio changed its name to the Janus Aspen Series Enterprise Service Shares Portfolio, the Janus Aspen Series Worldwide Growth Portfolio changed its name to the Janus Aspen Series Worldwide Portfolio, the Janus Aspen Series Worldwide Growth Service Shares Portfolio changed its name to the Janus Aspen Series Worldwide Service Shares Portfolio, the LVIP FI Equity-Income Fund changed its name to the LVIP Wells Fargo Intrinsic Value Fund, the M Fund Turner Core Growth Fund changed its name to the M Fund M Large Cap Growth Fund and the Putnam VT Health Sciences Class IB Fund changed its name to the Putnam VT Global Health Care IB Fund.

During 2009, the LVIP UBS Global Asset Allocation Fund merged into the LVIP Delaware Foundation Aggressive Allocation Fund.

During 2010, the LVIP BlackRock Inflation Protected Bond Standard Class Fund, the LVIP Delaware Diversified Floating Rate Standard Class Fund, the LVIP JPMorgan High Yield Standard Class Fund, the LVIP SSgA Conservative Index Allocation Standard Class Fund, the LVIP SSgA Conservative Structured Allocation Standard Class Fund, the LVIP SSgA Moderate Index Allocation Standard Class Fund, the LVIP SSgA Moderate Structured Allocation Standard Class Fund, the LVIP SSgA Moderately Aggressive Index Allocation Standard Class Fund, and the LVIP SSgA Moderately Aggressive Structured Allocation Standard Class Fund became available as investment options for account contract owners. Accordingly, the 2010 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2010.

During 2010, the AIM Variable Insurance Funds, Inc. (AIM V.I.) family of funds changed its name to the Invesco Variable Insurance Funds, Inc. (Invesco V.I.)

Also during 2010, the LVIP Marsico International Growth Standard Class Fund changed its name to the LVIP MFS International Growth Standard Class Fund, the LVIP Wilshire Aggressive Portfolio Standard Class Fund changed its name to the LVIP SSgA Global Tactical Allocation Standard Class Fund, the M Fund Brandes International Equity Fund changed its name to the M International Equity Fund, the M Fund Business Opportunity Value Fund changed its name to the M Business Opportunity Value Fund, the M Fund Frontier Capital Appreciation Fund changed its name to the M Capital Appreciation, and the M Fund M Large Cap Growth Fund changed its name to the M Large Cap Growth Fund.

During 2010, the Delaware VIP Trend Standard Class Series merged into the Delaware VIP Smid Cap Growth Standard Class Series.

During 2010, the FTVIPT Templeton Global Asset Allocation Class 1 Fund and the Premier VIT OpCap Managed Class I Portfolio ceased to be available as investment options to Variable Account Contract owners.

2.   MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations. The rates are as follows for the ten policy types within the Variable Account:

     -    Lincoln SVUL - annual rate of .80%
     -    Lincoln SVUL-I - annual rate of .80%
     -    Lincoln SVUL-II - annual rate of .80%
     - Lincoln SVUL-III - annual rate of .80% for policy years one through nineteen and .40% thereafter
     - Lincoln SVUL-IV - annual rate of .60% for policy years one through nineteen and .20% thereafter.
     - Lincoln SVULONE - annual rate of .50% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter
     - Lincoln Momentum SVULONE - annual rate of .50% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter
     - Lincoln SVULONE 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter
     - Lincoln Momentum SVULONE 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter
     - Lincoln PreservationEdge SVUL - annual rate of .10% for policy years one through twenty and 0.00% thereafter.

Prior to the allocation of premiums to the Variable Account, the Company deducts a premium load to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectus for the premium load charge. The premium loads for the years ended Decem-ber 31, 2010 and 2009, amounted to $4,093,432 and $4,831,187, respectively.

The Company charges a monthly administrative fee which varies by product. Refer to the product prospectus for the administrative fee rate. The administrative fees are for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. Administrative fees for the years ended December 31, 2010 and 2009, amounted to $17,265,372 and $17,658,182, respectively.

The Company assumes responsibility for providing the insurance benefit included in the policy. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The cost of insurance charges for the years ended December 31, 2010 and 2009, amounted to $12,673,743 and $12,645,438, respectively.

Under certain circumstances, the Company reserves the right to charge a transfer fee which varies by product, refer to the product prospectus for the transfer fee charge. For the years ended December 31, 2010 and 2009, no transfer fees were deducted from the variable subaccounts.

The Company, upon full surrender of a policy, may assess a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge assessed, if any, will depend on the face amount of the policy and the issue age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. No surrender charge is imposed on partial surrenders for Lincoln SVUL(ONE), Lincoln Momentum SVUL(ONE), Lincoln SVUL(ONE) 2007, Lincoln Momentum SVUL(ONE) 2007, and Lincoln PreservationEdge SVUL. For all other products, an administrative fee of $25 (not to exceed 2% of the amount withdrawn) is imposed, allocated pro-rata among the variable subaccounts (and, where applicable, the fixed account) from which the partial surrender proceeds are taken. The full surrender charges and partial surrender administrative charges for the year ended December 31, 2010 and 2009, amounted to $3,291,934 and $3,218,303, respectively.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2010, follows:

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)  RATIO(5)
-------------------------------------------------------------------------------------------------------------------------------
ABVPSF GLOBAL THEMATIC GROWTH CLASS A
            2010                  0.10%    0.80%    $10.61    $20.73       93,072 $ 1,251,812     17.99%     18.82%       2.16%
            2009                  0.10%    0.80%      8.98     13.75      100,392   1,132,123     52.26%     52.72%       0.00%
            2008                  0.50%    0.80%      6.40      9.03      113,203     854,579    -47.79%    -47.63%       0.00%
            2007                  0.50%    0.80%     12.22     17.30      107,644   1,558,618     19.24%     19.58%       0.00%
            2006                  0.50%    0.80%     11.14     14.51       73,377     899,887      7.77%      7.99%       0.00%
ABVPSF GROWTH AND INCOME CLASS A
            2010                  0.10%    0.80%      7.75     13.47      595,354   6,686,678     12.19%     12.53%       0.00%
            2009                  0.50%    0.80%      6.90     12.01      581,782   5,978,122     19.86%     20.22%       4.18%
            2008                  0.50%    0.80%      6.97     10.02      645,679   5,553,448    -41.08%    -40.90%       2.14%
            2007                  0.50%    0.80%     11.79     17.00      627,622   9,180,268      4.28%      4.59%       1.40%
            2006                  0.50%    0.80%     13.46     16.31      556,860   7,873,920     16.35%     16.59%       1.40%
ABVPSF INTERNATIONAL VALUE CLASS A
            2010                  0.10%    0.80%      6.33     18.09      348,074   2,697,044      3.76%      4.49%       3.32%
            2009                  0.10%    0.80%      6.09      7.85      326,648   2,467,722     33.61%     34.01%       1.52%
            2008                  0.50%    0.80%      5.82      5.86      286,132   1,629,165    -53.56%    -53.42%       1.10%
            2007                  0.50%    0.80%     12.52     12.58      220,933   2,774,186      4.99%      5.31%       1.09%
            2006       6/29/06    0.50%    0.80%     11.93     11.95       62,520     745,819      6.19%     20.51%       0.00%
ABVPSF LARGE CAP GROWTH CLASS A
            2010                  0.60%    0.80%     11.42     13.38      135,377   1,610,009      9.22%      9.44%       0.52%
            2009                  0.60%    0.80%     10.46     12.25      156,414   1,711,960     36.42%     36.70%       0.15%
            2008                  0.60%    0.80%      7.66      8.98      133,471   1,082,922    -40.14%    -40.02%       0.00%
            2007                  0.60%    0.80%     12.80     15.00      131,093   1,778,335     13.01%     13.23%       0.00%
            2006                  0.60%    0.80%     11.33     13.27      102,055   1,241,857     -1.24%     -1.04%       0.00%
ABVPSF SMALL/MID CAP VALUE CLASS A
            2010                  0.10%    0.80%     10.14     23.40      472,293   9,010,587     25.90%     26.78%       0.43%
            2009                  0.10%    0.80%      8.04     18.58      482,906   7,273,798     41.72%     42.14%       1.10%
            2008                  0.50%    0.80%      5.66     13.11      500,558   5,336,774    -36.09%    -35.90%       0.74%
            2007                  0.50%    0.80%     10.69     20.52      469,400   8,046,435      0.89%      1.20%       0.84%
            2006                  0.50%    0.80%     13.86     20.34      354,193   6,313,513     13.51%     13.74%       0.40%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL     INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)  RATIO(5)
-------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION CLASS I
            2010                  0.10%    0.80%    $11.46    $13.29      638,508 $ 8,337,164      4.53%      5.26%       1.84%
            2009                  0.10%    0.80%     11.58     12.72      553,285   6,926,584      9.57%      9.90%       1.96%
            2008                  0.50%    0.80%     10.55     11.61      487,317   5,584,787     -2.06%     -1.77%       4.93%
            2007                  0.50%    0.80%     11.20     11.85      329,642   3,861,973      8.80%      9.12%       4.72%
            2006                  0.50%    0.80%     10.64     10.89      305,529   3,290,943      1.07%      1.28%       3.50%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
            2010                  0.10%    0.80%     10.06     18.21      593,459   9,156,963     10.86%     11.63%       1.55%
            2009                  0.10%    0.80%      9.06     15.37      546,563   7,959,247     41.17%     41.59%       1.48%
            2008                  0.50%    0.80%      7.82     10.89      500,768   5,208,527    -38.88%    -38.70%       2.01%
            2007                  0.50%    0.80%     12.76     17.81      398,531   6,917,535     13.93%     14.28%       2.89%
            2006                  0.50%    0.80%     15.41     15.63      267,649   4,096,785     19.47%     19.71%       0.80%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
            2010                  0.10%    0.80%      9.40     28.89      661,265  11,652,865     21.44%     22.29%       1.74%
            2009                  0.10%    0.80%      7.73     23.79      712,701  10,544,084     60.01%     60.49%       0.29%
            2008                  0.50%    0.80%      6.05     14.87      695,175   6,416,649    -53.89%    -53.75%       0.00%
            2007                  0.50%    0.80%     13.09     32.24      689,094  13,862,190     20.46%     20.82%       2.92%
            2006                  0.50%    0.80%     15.03     26.77      648,359  10,809,203     23.06%     23.31%       0.46%
AMERICAN FUNDS GROWTH CLASS 2
            2010                  0.10%    0.80%      9.28     18.86    4,045,678  48,470,447     17.74%     18.56%       0.71%
            2009                  0.10%    0.80%      7.86     15.69    4,448,468  45,351,542     38.30%     38.72%       0.67%
            2008                  0.50%    0.80%      5.67     11.34    4,567,320  33,831,036    -44.42%    -44.25%       0.85%
            2007                  0.50%    0.80%     11.78     20.41    4,288,880  57,187,071     11.45%     11.79%       0.79%
            2006                  0.50%    0.80%     10.67     18.31    4,257,473  50,516,050      9.34%      9.56%       0.82%
AMERICAN FUNDS GROWTH-INCOME CLASS 2
            2010                  0.10%    0.80%      8.66     16.96    2,786,885  36,524,058     10.54%     11.31%       1.48%
            2009                  0.10%    0.80%      7.82     13.56    2,908,924  34,613,071     30.20%     30.59%       1.65%
            2008                  0.50%    0.80%      7.11     10.42    2,862,707  26,477,185    -38.34%    -38.16%       1.79%
            2007                  0.50%    0.80%     11.50     16.90    2,640,024  40,071,689      4.21%      4.52%       1.54%
            2006                  0.50%    0.80%     13.20     16.21    2,505,392  36,895,346     14.28%     14.51%       1.63%
AMERICAN FUNDS INTERNATIONAL CLASS 2
            2010                  0.10%    0.80%      9.46     22.42    1,267,249  21,852,062      6.38%      7.13%       2.06%
            2009                  0.10%    0.80%      8.87     21.07    1,256,325  21,013,254     41.93%     42.36%       1.56%
            2008                  0.50%    0.80%      6.24     14.85    1,263,229  15,338,892    -42.59%    -42.41%       2.08%
            2007                  0.50%    0.80%     13.21     25.86    1,092,786  23,832,763     19.07%     19.42%       1.60%
            2006                  0.50%    0.80%     16.67     21.72      918,790  17,126,292     18.03%     18.27%       1.88%
BLACKROCK GLOBAL ALLOCATION V.I. CLASS I
            2010                  0.10%    0.80%     12.72     12.87      489,551   6,268,444      9.18%      9.94%       1.19%
            2009       5/28/09    0.10%    0.80%     11.65     11.70      238,411   2,784,174      4.28%     14.60%       4.73%
DELAWARE VIP DIVERSIFIED INCOME STANDARD CLASS
            2010                  0.10%    0.80%     13.30     15.89      816,458  12,700,098      7.20%      7.95%       4.57%
            2009                  0.10%    0.80%     12.38     14.82      745,897  10,815,141     25.95%     26.33%       5.69%
            2008                  0.50%    0.80%      9.81     11.77      611,992   7,086,597     -5.30%     -5.02%       3.88%
            2007                  0.50%    0.80%     11.42     12.43      557,992   6,846,577      6.77%      7.10%       2.98%
            2006                  0.50%    0.80%     11.44     11.64      346,068   3,982,317      7.06%      7.27%       1.41%
DELAWARE VIP EMERGING MARKETS STANDARD CLASS
            2010                  0.10%    0.80%     12.15     49.08      687,151  20,201,878     17.55%     18.37%       0.75%
            2009                  0.10%    0.80%     10.31     41.75      583,474  15,398,263     76.70%     77.23%       1.20%
            2008                  0.50%    0.80%      5.82     23.63      557,868   8,144,487    -51.94%    -51.80%       1.61%
            2007                  0.50%    0.80%     15.83     49.17      489,109  16,447,354     37.75%     38.16%       1.49%
            2006                  0.50%    0.80%     20.48     35.70      368,202  10,317,924     26.12%     26.37%       1.28%
DELAWARE VIP HIGH YIELD STANDARD CLASS
            2010                  0.10%    0.80%     12.43     23.57      740,159  13,404,494     14.40%     15.20%       8.10%
            2009                  0.10%    0.80%     10.85     20.60      732,460  11,609,371     47.79%     48.23%       7.49%
            2008                  0.50%    0.80%      7.32     13.94      699,233   7,427,937    -24.78%    -24.55%       8.31%
            2007                  0.50%    0.80%     11.08     18.53      635,291   9,283,539      1.98%      2.28%       6.10%
            2006                  0.50%    0.80%     12.50     18.18      581,476   8,546,219     11.55%     11.78%       6.47%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
-------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIP LIMITED-TERM DIVERSIFIED INCOME STANDARD CLASS
            2010                  0.10%    0.80%    $11.56    $12.56      165,334 $ 2,051,681      3.61%      4.33%       2.26%
            2009                  0.10%    0.80%     11.37     12.10      103,063   1,234,074     11.89%     12.12%       3.63%
            2008                  0.60%    0.80%     10.55     10.79       76,521     820,083     -1.09%     -0.89%       4.58%
            2007                  0.50%    0.80%     10.67     10.89       33,898     368,549      3.59%      3.84%       4.78%
            2006                  0.60%    0.80%     10.48     10.48       29,464     308,756      3.94%      3.94%       4.59%
DELAWARE VIP REIT STANDARD CLASS
            2010                  0.10%    0.80%     10.22     27.55      540,890  10,678,820     25.98%     26.86%       2.85%
            2009                  0.10%    0.80%      8.09     21.87      469,655   7,718,344     22.33%     22.70%       4.62%
            2008                  0.50%    0.80%      6.59     17.87      420,234   5,811,841    -35.58%    -35.39%       2.47%
            2007                  0.50%    0.80%     10.21     27.75      437,790   9,667,991    -14.62%    -14.37%       1.36%
            2006                  0.50%    0.80%     17.24     32.50      421,813  11,396,157     31.57%     31.83%       1.83%
DELAWARE VIP SMALL CAP VALUE STANDARD CLASS
            2010                  0.10%    0.80%     10.20     28.54      867,172  20,873,357     31.22%     32.14%       0.64%
            2009                  0.10%    0.80%      7.76     21.75      993,541  18,486,940     30.78%     31.17%       0.98%
            2008                  0.50%    0.80%      6.74     16.63    1,065,473  15,136,517    -30.44%    -30.22%       0.78%
            2007                  0.50%    0.80%      9.66     23.91    1,118,054  22,992,801     -7.36%     -7.09%       0.50%
            2006                  0.50%    0.80%     14.99     25.81    1,101,175  25,262,583     15.26%     15.49%       0.24%
DELAWARE VIP SMID CAP GROWTH STANDARD CLASS
            2010       10/8/10    0.10%    0.80%     11.12     24.04      943,509  12,880,078     13.56%     13.75%       0.00%
DELAWARE VIP TREND STANDARD CLASS
            2009                  0.50%    0.80%      8.18     17.17    1,070,486  11,293,544     53.49%     53.96%       0.00%
            2008                  0.50%    0.80%      5.33     11.19      995,173   7,084,387    -47.16%    -47.00%       0.00%
            2007                  0.50%    0.80%     10.08     21.18      970,467  13,165,801      9.87%     10.20%       0.00%
            2006                  0.50%    0.80%      9.18     19.27    1,008,808  12,114,068      6.74%      6.95%       0.00%
DELAWARE VIP U.S. GROWTH STANDARD CLASS
            2010                  0.10%    0.80%      9.98     13.54       96,820   1,118,407     13.00%     13.33%       0.07%
            2009                  0.50%    0.80%      8.82     11.98       92,810     974,637     42.15%     42.58%       0.19%
            2008                  0.50%    0.80%      6.76      8.43       58,282     431,972    -43.11%    -42.94%       0.04%
            2007                  0.50%    0.80%     11.85     14.82       49,145     636,671     11.67%     11.99%       0.00%
            2006                  0.50%    0.80%     10.89     13.27       45,842     527,633      1.50%      1.70%       0.00%
DELAWARE VIP VALUE STANDARD CLASS
            2010                  0.10%    0.80%      7.93     16.15      710,350   9,013,792     14.70%     15.49%       2.55%
            2009                  0.10%    0.80%      6.90     12.82      800,804   8,881,372     17.02%     17.38%       3.14%
            2008                  0.50%    0.80%      5.88     10.96      876,115   8,188,793    -33.95%    -33.76%       2.93%
            2007                  0.50%    0.80%     11.21     16.59      901,588  12,993,899     -3.50%     -3.21%       1.42%
            2006                  0.50%    0.80%     14.52     17.19      599,367   9,246,125     23.11%     23.36%       1.36%
DWS VIP ALTERNATIVE ASSET ALLOCATION PLUS CLASS A
            2010                  0.10%    0.80%     12.90     13.05       74,945     971,795     11.57%     12.35%       1.16%
            2009       10/8/09    0.10%    0.80%     11.56     11.61        8,623      99,871      0.56%      2.24%       0.00%
DWS VIP EQUITY 500 INDEX CLASS A
            2010                  0.50%    0.80%      9.32     14.30    3,824,952  41,092,240     13.79%     14.13%       1.89%
            2009                  0.50%    0.80%      8.19     12.57    3,874,577  36,735,571     25.32%     25.69%       2.79%
            2008                  0.50%    0.80%      6.54     10.03    4,050,784  30,553,335    -37.65%    -37.47%       2.44%
            2007                  0.50%    0.80%     10.48     16.09    4,006,124  48,654,925      4.46%      4.77%       1.49%
            2006                  0.50%    0.80%     10.04     15.40    3,912,168  45,098,258     14.60%     14.83%       1.13%
DWS VIP SMALL CAP INDEX CLASS A
            2010                  0.50%    0.80%     10.51     19.62      384,636   6,047,653     25.39%     25.76%       0.93%
            2009                  0.50%    0.80%      8.36     15.65      437,992   5,498,178     25.57%     25.94%       1.77%
            2008                  0.50%    0.80%      6.64     12.46      418,633   4,185,196    -34.65%    -34.45%       1.63%
            2007                  0.50%    0.80%     10.13     19.07      427,459   6,589,261     -2.68%     -2.39%       0.86%
            2006                  0.50%    0.80%     14.32     19.59      426,826   6,805,742     16.55%     16.79%       0.65%
FIDELITY VIP ASSET MANAGER INITIAL CLASS
            2010                  0.80%    0.80%     15.21     15.21       57,993     881,990     13.35%     13.35%       1.76%
            2009                  0.80%    0.80%     13.42     13.42       61,184     820,904     28.08%     28.08%       2.16%
            2008                  0.80%    0.80%     10.48     10.48       99,582   1,043,134    -29.29%    -29.29%       3.40%
            2007                  0.80%    0.80%     14.81     14.81       59,748     885,079     14.58%     14.58%       5.96%
            2006                  0.80%    0.80%     12.93     12.93       64,191     829,862      6.46%      6.46%       2.47%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
-------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP CONTRAFUND SERVICE CLASS
            2010                  0.10%    0.80%    $ 9.69    $18.97    2,087,438 $ 30,489,585     16.18%     16.99%      1.13%
            2009                  0.10%    0.80%      8.32     15.85    2,118,992   26,715,676     34.58%     34.99%      1.36%
            2008                  0.50%    0.80%      7.06     11.78    2,087,314   19,650,595    -43.07%    -42.90%      0.95%
            2007                  0.50%    0.80%     12.36     20.69    1,950,253   32,647,890     16.57%     16.92%      0.87%
            2006                  0.50%    0.80%     13.54     17.75    1,916,231   27,699,823     10.70%     10.92%      1.12%
FIDELITY VIP EQUITY-INCOME INITIAL CLASS
            2010                  0.80%    0.80%     13.66     13.66      210,970    2,882,143     14.23%     14.23%      1.87%
            2009                  0.80%    0.80%     11.96     11.96      215,464    2,576,799     29.17%     29.17%      2.23%
            2008                  0.80%    0.80%      9.26      9.26      245,350    2,271,580    -43.11%    -43.11%      2.61%
            2007                  0.80%    0.80%     16.27     16.27      244,176    3,973,942      0.72%      0.72%      1.68%
            2006                  0.80%    0.80%     16.16     16.16      282,642    4,567,009     19.24%     19.24%      3.33%
FIDELITY VIP EQUITY-INCOME SERVICE CLASS
            2010                  0.60%    0.80%     11.76     14.04      144,217    1,929,510     14.17%     14.40%      1.72%
            2009                  0.60%    0.80%     10.28     12.30      153,897    1,801,942     29.00%     29.25%      2.14%
            2008                  0.60%    0.80%      7.95      9.53      196,313    1,769,257    -43.16%    -43.05%      2.31%
            2007                  0.60%    0.80%     13.96     16.77      208,398    3,289,268      0.61%      0.81%      1.83%
            2006                  0.60%    0.80%     13.85     16.67      160,242    2,519,199     19.12%     19.36%      3.07%
FIDELITY VIP GROWTH SERVICE CLASS
            2010                  0.10%    0.80%      7.41     14.04      868,513    7,170,495     23.07%     23.44%      0.17%
            2009                  0.50%    0.80%      6.02     11.41      898,422    6,081,101     27.13%     27.51%      0.36%
            2008                  0.50%    0.80%      4.74      8.97      789,793    4,258,352    -47.65%    -47.50%      0.75%
            2007                  0.50%    0.80%      9.05     17.14      757,112    7,734,571     25.86%     26.24%      0.64%
            2006                  0.50%    0.80%      7.19     13.62      901,016    7,016,391      5.88%      6.09%      0.28%
FIDELITY VIP GROWTH OPPORTUNITIES SERVICE CLASS
            2010                  0.80%    0.80%      8.07      8.33      127,007    1,044,004     22.67%     22.67%      0.09%
            2009                  0.80%    0.80%      6.58      6.79      162,722    1,091,048     44.56%     44.56%      0.38%
            2008                  0.80%    0.80%      4.55      4.70      191,314      887,722    -55.42%    -55.42%      0.40%
            2007                  0.80%    0.80%     10.21     10.54      164,244    1,706,800     22.06%     22.06%      0.00%
            2006                  0.80%    0.80%      8.37      8.64      163,508    1,391,783      4.46%      4.46%      0.58%
FIDELITY VIP HIGH INCOME SERVICE CLASS
            2010                  0.80%    0.80%     13.55     13.55      164,274    2,226,543     12.88%     12.88%      8.10%
            2009                  0.80%    0.80%     12.01     12.01      166,411    1,998,122     42.63%     42.63%      7.71%
            2008                  0.80%    0.80%      8.42      8.42      158,865    1,337,398    -25.66%    -25.66%      8.61%
            2007                  0.80%    0.80%     11.32     11.32      176,310    1,996,602      1.84%      1.84%      7.70%
            2006                  0.80%    0.80%     11.12     11.12      231,400    2,573,164     10.29%     10.29%      7.70%
FIDELITY VIP INVESTMENT GRADE BOND INITIAL CLASS
            2010                  0.80%    0.80%     18.50     18.50      192,220    3,555,744      6.95%      6.95%      3.52%
            2009                  0.80%    0.80%     17.30     17.30      168,445    2,913,582     14.80%     14.80%      8.25%
            2008                  0.80%    0.80%     15.07     15.07      159,397    2,401,613     -4.02%     -4.02%      3.61%
            2007                  0.80%    0.80%     15.70     15.70      151,082    2,371,676      3.52%      3.52%      4.32%
            2006                  0.80%    0.80%     15.16     15.16      185,336    2,810,587      3.52%      3.52%      3.71%
FIDELITY VIP MID CAP SERVICE CLASS
            2010                  0.10%    0.80%     11.12     20.12      268,992    3,918,597     27.68%     28.57%      0.26%
            2009                  0.10%    0.80%      8.69     13.10      312,831    3,604,521     38.90%     39.32%      0.62%
            2008                  0.50%    0.80%      7.09      9.41      264,448    2,217,726    -39.99%    -39.81%      0.37%
            2007                  0.50%    0.80%     11.78     15.65      192,168    2,836,774     14.57%     14.91%      0.74%
            2006                  0.50%    0.80%     13.59     13.63      113,576    1,493,639     11.69%     11.92%      0.14%
FIDELITY VIP OVERSEAS SERVICE CLASS
            2010                  0.50%    0.80%      8.25     17.85      235,560    3,396,718     12.09%     12.43%      1.23%
            2009                  0.50%    0.80%      7.35     15.92      296,217    3,888,367     25.43%     25.81%      2.18%
            2008                  0.50%    0.80%      7.09     12.69      265,573    2,973,172    -44.31%    -44.14%      2.57%
            2007                  0.50%    0.80%     12.70     22.79      253,745    5,188,561     16.27%     16.62%      3.17%
            2006                  0.50%    0.80%     16.33     19.60      211,913    3,801,775     17.01%     17.24%      0.68%
FTVIPT FRANKLIN INCOME SECURITIES CLASS 1
            2010                  0.10%    0.80%     10.21     16.58      248,380    2,933,491     11.97%     12.75%      7.11%
            2009                  0.10%    0.80%      9.10     11.12      250,364    2,770,581     34.80%     35.21%      8.65%
            2008                  0.50%    0.80%      8.16      8.22      171,702    1,381,629    -29.97%    -29.76%      6.04%
            2007                  0.50%    0.80%     11.65     11.70      110,769    1,293,011      3.18%      3.49%      2.82%
            2006       6/29/06    0.50%    0.80%     11.29     11.31       61,407      693,513      2.09%     11.72%      0.00%

                                MINIMUM  MAXIMUM            MINIMUM     MAXIMUM                 MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
-------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES CLASS 1
            2010                  0.10%    0.80%    $10.35    $20.51      325,746 $ 4,950,388     26.92%     27.81%       0.00%
            2009                  0.10%    0.80%      8.14     14.81      316,544   3,877,250     42.80%     43.23%       0.00%
            2008                  0.50%    0.80%      6.34     10.37      290,614   2,484,732    -42.80%    -42.63%       0.00%
            2007                  0.50%    0.80%     11.05     18.13      263,841   3,989,493     10.62%     10.95%       0.00%
            2006                  0.50%    0.80%     12.77     16.39      233,224   3,259,260      8.09%      8.30%       0.00%
FTVIPT MUTUAL SHARES SECURITIES CLASS 1
            2010                  0.10%    0.80%      8.26     16.24      200,574   2,029,719     10.58%     11.36%       1.60%
            2009                  0.10%    0.80%      7.46      9.25      222,932   2,032,106     25.34%     25.72%       2.18%
            2008                  0.50%    0.80%      7.30      7.36      173,532   1,267,605    -37.44%    -37.25%       3.30%
            2007                  0.50%    0.80%     11.67     11.73      146,750   1,717,313      2.90%      3.20%       1.35%
            2006       7/13/06    0.50%    0.80%     11.34     11.37       43,210     490,509      1.15%     13.68%       0.00%
FTVIPT TEMPLETON FOREIGN SECURITIES CLASS 1
            2010                  0.80%    0.80%     15.85     15.85      224,642   3,561,118      7.81%      7.81%       1.90%
            2009                  0.80%    0.80%     14.70     14.70      310,259   4,562,074     36.25%     36.25%       3.57%
            2008                  0.80%    0.80%     10.79     10.79      341,997   3,690,903    -40.71%    -40.71%       2.54%
            2007                  0.80%    0.80%     18.20     18.20      305,354   5,558,296     14.87%     14.87%       2.06%
            2006                  0.80%    0.80%     15.85     15.85      259,912   4,118,820     20.73%     20.73%       1.44%
FTVIPT TEMPLETON FOREIGN SECURITIES CLASS 2
            2010                  0.80%    0.80%     13.88     14.77      308,504   4,364,676      7.54%      7.54%       1.87%
            2009                  0.80%    0.80%     12.90     13.74      334,385   4,395,090     35.95%     35.95%       3.40%
            2008                  0.80%    0.80%      9.49     10.10      386,134   3,730,420    -40.85%    -40.85%       2.38%
            2007                  0.80%    0.80%     16.05     17.08      382,124   6,238,532     14.54%     14.54%       1.98%
            2006                  0.80%    0.80%     14.01     14.91      366,207   5,226,684     20.48%     20.48%       1.24%
FTVIPT TEMPLETON GLOBAL ASSET ALLOCATION CLASS 1
            2009                  0.80%    0.80%     18.85     18.85       96,848   1,825,278     21.24%     21.24%       9.36%
            2008                  0.80%    0.80%     15.55     15.55       99,735   1,550,428    -25.57%    -25.57%      13.45%
            2007                  0.80%    0.80%     20.89     20.89      186,931   3,904,059      9.44%      9.44%      16.95%
            2006                  0.80%    0.80%     19.08     19.08      161,690   3,085,542     20.42%     20.42%       7.00%
FTVIPT TEMPLETON GLOBAL BOND SECURITIES CLASS 1
            2010                  0.50%    0.80%     14.95     17.64      379,206   6,495,713     13.79%     14.14%       1.44%
            2009                  0.50%    0.80%     13.11     15.47      268,367   4,025,744     18.03%     18.39%      14.25%
            2008                  0.50%    0.80%     12.30     13.08      168,792   2,164,772      5.62%      5.93%       3.33%
            2007                  0.50%    0.80%     12.30     12.36      107,704   1,328,008     10.39%     10.61%       2.67%
            2006                  0.60%    0.80%     11.14     11.17       63,244     706,635     12.24%     12.46%       2.39%
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 1
            2010                  0.50%    0.80%      9.42     16.27      264,972   3,519,568      6.88%      7.20%       1.58%
            2009                  0.50%    0.80%      8.79     15.23      273,596   3,394,660     30.29%     30.68%       3.65%
            2008                  0.50%    0.80%      6.73     11.69      337,224   3,233,361    -42.60%    -42.42%       2.05%
            2007                  0.50%    0.80%     11.68     20.36      360,559   6,001,827      1.74%      2.04%       1.55%
            2006                  0.50%    0.80%     15.04     20.01      349,609   6,165,385     21.23%     21.47%       1.43%
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 2
            2010                  0.80%    0.80%     13.17     15.39      137,780   1,913,820      6.54%      6.54%       1.38%
            2009                  0.80%    0.80%     12.36     14.45      145,909   1,900,965     30.06%     30.06%       3.30%
            2008                  0.80%    0.80%      9.51     11.11      129,370   1,308,397    -42.78%    -42.78%       1.76%
            2007                  0.80%    0.80%     16.61     19.41      136,644   2,407,170      1.53%      1.53%       1.43%
            2006                  0.80%    0.80%     16.36     19.12      162,523   2,860,971     20.84%     20.84%       1.31%
INVESCO V.I. CAPITAL APPRECIATION SERIES I
            2010                  0.80%    0.80%      4.56     12.61    1,672,142  10,220,051     14.57%     14.57%       0.75%
            2009                  0.80%    0.80%      3.98     11.01    1,902,740  10,229,855     20.11%     20.11%       0.63%
            2008                  0.80%    0.80%      3.31      9.16    2,003,857   8,945,031    -42.95%    -42.95%       0.00%
            2007                  0.80%    0.80%      5.81     16.06    1,932,500  15,310,454     11.12%     11.12%       0.00%
            2006                  0.80%    0.80%     12.33     12.33    2,068,744  14,527,585      5.45%      5.45%       0.08%
INVESCO V.I. CORE EQUITY SERIES I
            2010                  0.80%    0.80%      7.73     14.66    1,357,918  12,276,180      8.68%      8.68%       0.96%
            2009                  0.80%    0.80%      7.11     13.49    1,520,831  12,781,040     27.28%     27.28%       1.84%
            2008                  0.80%    0.80%      5.59     10.60    1,594,354  10,494,398    -30.70%    -30.70%       2.22%
            2007                  0.80%    0.80%      8.06     15.29    1,668,754  15,834,178      7.26%      7.26%       1.11%
            2006       4/28/06    0.80%    0.80%      7.52     14.26    1,752,860  15,400,302      8.58%      8.58%       0.57%

                                MINIMUM  MAXIMUM            MINIMUM     MAXIMUM                 MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
-------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. DIVERSIFIED INCOME SERIES I
            2010                  0.80%    0.80%    $12.22    $12.22       55,601 $   679,496      9.17%      9.17%       5.52%
            2009                  0.80%    0.80%     11.19     11.19       51,935     581,378     10.19%     10.19%      10.09%
            2008                  0.80%    0.80%     10.16     10.16       52,756     535,939    -16.40%    -16.40%       8.19%
            2007                  0.80%    0.80%     12.15     12.15       67,291     817,731      0.91%      0.91%       6.94%
            2006                  0.80%    0.80%     12.04     12.04       78,348     943,460      3.65%      3.65%       6.05%
INVESCO V.I. INTERNATIONAL GROWTH SERIES I
            2010                  0.80%    0.80%     11.98     21.66      435,959   6,107,265     11.96%     11.96%       2.35%
            2009                  0.80%    0.80%     10.70     19.34      456,688   5,738,791     34.16%     34.16%       1.55%
            2008                  0.80%    0.80%      7.97     14.42      477,120   4,403,764    -40.86%    -40.86%       0.53%
            2007                  0.80%    0.80%     13.48     24.37      530,364   8,172,517     13.81%     13.81%       0.44%
            2006                  0.80%    0.80%     11.85     21.42      443,208   5,942,014     27.21%     27.21%       1.09%
JANUS ASPEN SERIES BALANCED INSTITUTIONAL CLASS
            2010                  0.80%    0.80%     14.94     17.05      677,781  10,567,853      7.52%      7.52%       2.84%
            2009                  0.80%    0.80%     13.89     15.86      674,700   9,815,849     24.88%     24.88%       3.01%
            2008                  0.80%    0.80%     11.13     12.70      688,640   8,115,819    -16.51%    -16.51%       2.66%
            2007                  0.80%    0.80%     13.33     15.21      735,072  10,372,705      9.66%      9.66%       2.58%
            2006                  0.80%    0.80%     12.15     13.87      701,540   9,023,867      9.84%      9.84%       2.05%
JANUS ASPEN SERIES BALANCED SERVICE CLASS
            2010                  0.60%    0.80%     15.59     16.82      107,564   1,776,768      7.26%      7.47%       2.60%
            2009                  0.60%    0.80%     14.51     15.68      108,899   1,671,232     24.58%     24.83%       2.77%
            2008                  0.60%    0.80%     11.62     12.59      105,074   1,295,149    -16.73%    -16.56%       2.43%
            2007                  0.60%    0.80%     13.93     15.12      103,951   1,537,619      9.41%      9.63%       2.29%
            2006                  0.60%    0.80%     12.71     13.82      109,430   1,479,716      9.54%      9.75%       1.97%
JANUS ASPEN SERIES ENTERPRISE SERVICE CLASS
            2010                  0.60%    0.80%     17.47     22.65       95,536   1,803,732     24.52%     24.77%       0.00%
            2009                  0.60%    0.80%     14.03     18.19      131,724   2,006,397     43.29%     43.58%       0.00%
            2008                  0.60%    0.80%      9.79     12.70      180,108   1,922,678    -44.30%    -44.19%       0.07%
            2007                  0.60%    0.80%     17.58     22.79      147,453   2,851,926     20.77%     21.01%       0.07%
            2006                  0.60%    0.80%     14.56     18.87      135,633   2,179,459     12.40%     12.63%       0.00%
JANUS ASPEN SERIES GLOBAL TECHNOLOGY SERVICE CLASS
            2010                  0.80%    0.80%      5.43      5.43      578,130   3,141,515     23.41%     23.41%       0.00%
            2009                  0.80%    0.80%      4.40      4.40      598,412   2,634,988     55.65%     55.65%       0.00%
            2008                  0.80%    0.80%      2.83      2.83      357,075   1,010,180    -44.42%    -44.42%       0.09%
            2007                  0.80%    0.80%      5.09      5.09      316,268   1,609,769     20.73%     20.73%       0.35%
            2006                  0.80%    0.80%      4.22      4.22      313,722   1,322,647      6.97%      6.97%       0.00%
JANUS ASPEN SERIES WORLDWIDE INSTITUTIONAL CLASS
            2010                  0.80%    0.80%      6.74     10.59      989,917   7,555,809     14.91%     14.91%       0.60%
            2009                  0.80%    0.80%      5.87      9.21    1,063,034   7,102,821     36.60%     36.60%       1.44%
            2008                  0.80%    0.80%      4.30      6.75      988,171   4,940,368    -45.10%    -45.10%       1.25%
            2007                  0.80%    0.80%      7.82     12.29      907,735   8,293,704      8.75%      8.75%       0.75%
            2006                  0.80%    0.80%      7.19     11.30      999,605   8,346,514     17.26%     17.26%       1.78%
JANUS ASPEN SERIES WORLDWIDE SERVICE CLASS
            2010                  0.80%    0.80%     11.43     13.04      128,947   1,574,963     14.60%     14.60%       0.49%
            2009                  0.80%    0.80%      9.97     11.38      131,828   1,408,024     36.31%     36.31%       1.26%
            2008                  0.80%    0.80%      7.32      8.35      145,669   1,137,787    -45.25%    -45.25%       1.04%
            2007                  0.80%    0.80%     13.36     15.24      138,354   1,970,876      8.49%      8.49%       0.56%
            2006                  0.80%    0.80%     12.32     14.05      145,721   1,909,888     17.00%     17.00%       1.62%
LVIP BARON GROWTH OPPORTUNITIES STANDARD CLASS
            2010                  0.50%    0.80%     10.17     14.31        6,219      88,099     25.69%     26.07%       0.00%
            2009                  0.50%    0.80%      8.07     11.36        1,678      18,977     37.56%     37.98%       0.00%
            2008                  0.50%    0.80%      5.85      8.24        2,561      21,042    -39.47%    -39.29%       0.00%
            2007        6/7/07    0.50%    0.80%      9.63     13.59        3,175      39,262     -3.15%      1.72%       0.00%
LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
            2010                  0.10%    0.80%     10.14     20.82      292,451   4,999,734     25.38%     26.27%       0.00%
            2009                  0.10%    0.80%      8.07     16.61      313,058   4,332,524     37.22%     37.64%       0.00%
            2008                  0.50%    0.80%      5.87     12.10      339,886   3,500,450    -39.62%    -39.44%       0.00%
            2007                  0.50%    0.80%     10.95     20.05      357,263   6,125,575      2.60%      2.91%       0.00%
            2006                  0.50%    0.80%     16.76     19.54      335,574   5,909,773     14.60%     14.60%       0.00%

                                MINIMUM  MAXIMUM            MINIMUM     MAXIMUM                 MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
-------------------------------------------------------------------------------------------------------------------------------
LVIP BLACKROCK INFLATION PROTECTED BOND STANDARD CLASS
            2010        7/1/10    0.10%    0.60%    $10.18    $10.21        1,839 $    18,721     -0.34%      1.15%       0.02%
LVIP CAPITAL GROWTH STANDARD CLASS
            2010                  0.10%    0.80%      9.86     18.01       32,836     334,020     18.01%     18.80%       0.06%
            2009                  0.10%    0.80%      8.35      8.35        4,001      34,503     33.80%     33.80%       0.03%
            2008                  0.50%    0.80%      6.24      6.27       28,533     178,978    -42.05%    -41.88%       0.24%
            2007       8/15/07    0.50%    0.80%     10.77     10.79        2,172      23,440     -1.42%     13.93%       0.05%
LVIP COHEN & STEERS GLOBAL REAL ESTATE STANDARD CLASS
            2010                  0.10%    0.80%      7.61     23.32      197,092   1,560,447     17.04%     17.86%       0.00%
            2009                  0.10%    0.80%      6.51      6.56      125,382     892,414     36.73%     37.14%       0.00%
            2008                  0.50%    0.80%      4.76      4.78       98,768     471,606    -42.50%    -42.32%       1.59%
            2007       6/29/07    0.50%    0.80%      8.28      8.29       52,100     431,723    -12.55%      0.53%       0.76%
LVIP COLUMBIA VALUE OPPORTUNITIES STANDARD CLASS
            2010                  0.10%    0.80%      9.44      9.55       39,993     378,776     23.78%     24.15%       0.11%
            2009                  0.50%    0.80%      7.63      7.69       16,178     123,994     23.66%     24.03%       0.44%
            2008       7/17/08    0.50%    0.80%      6.17      6.20       17,524     108,319    -32.59%    -28.23%       0.66%
LVIP CORE STANDARD CLASS
            2006       11/8/06    0.60%    0.60%     11.90     11.90          299       3,563      1.78%      1.78%       0.44%
LVIP DELAWARE BOND STANDARD CLASS
            2010                  0.10%    0.80%     12.71     19.38    2,349,231  39,804,267      7.62%      8.38%       3.50%
            2009                  0.10%    0.80%     11.78     18.01    2,305,281  36,519,370     17.95%     18.31%       4.47%
            2008                  0.50%    0.80%      9.97     15.27    2,205,554  30,385,961     -3.70%     -3.41%       4.62%
            2007                  0.50%    0.80%     11.03     15.86    2,378,393  34,379,660      4.60%      4.92%       4.96%
            2006                  0.50%    0.80%     11.02     15.16    2,265,550  31,881,345      3.88%      4.09%       4.61%
LVIP DELAWARE DIVERSIFIED FLOATING RATE STANDARD CLASS
            2010       6/22/10    0.10%    0.80%     10.11     10.15       48,003     485,726     -0.05%      2.11%       0.74%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION STANDARD CLASS
            2010                  0.50%    0.80%      9.75     15.78      210,378   2,815,721     11.59%     11.92%       2.79%
            2009                  0.50%    0.80%      8.72     14.15      210,202   2,532,661     30.94%     31.33%       1.81%
            2008                  0.50%    0.80%      7.71     10.80      196,590   1,809,724    -33.76%    -33.56%       6.63%
            2007                  0.50%    0.80%     11.61     16.31      170,907   2,346,237      5.53%      5.84%       1.94%
            2006                  0.50%    0.80%     12.54     15.45      111,902   1,453,410     13.60%     13.82%       1.36%
LVIP DELAWARE GROWTH AND INCOME STANDARD CLASS
            2010                  0.10%    0.80%      8.60     16.76       43,267     451,103     12.04%     12.83%       1.04%
            2009                  0.10%    0.80%      7.66     10.04       38,979     360,955     23.69%     24.06%       1.16%
            2008                  0.50%    0.80%      6.18      8.10       34,871     261,164    -36.28%    -36.09%       1.59%
            2007                  0.50%    0.80%     12.69     12.69       18,974     232,853      5.48%      5.48%       1.28%
            2006                  0.60%    0.60%     12.03     12.03        7,375      88,739     11.69%     11.69%       1.34%
LVIP DELAWARE SOCIAL AWARENESS STANDARD CLASS
            2010                  0.50%    0.80%     10.34     16.10       61,411     757,536     10.68%     11.01%       0.60%
            2009                  0.50%    0.80%      9.31     14.55       65,433     736,331     28.96%     29.35%       0.70%
            2008                  0.50%    0.80%      7.20     11.28       74,821     652,608    -34.93%    -34.74%       0.90%
            2007                  0.50%    0.80%     11.03     17.33       85,652   1,112,627      2.15%      2.45%       0.89%
            2006                  0.50%    0.80%     11.24     16.97       80,143   1,024,868     11.41%     11.64%       0.95%
LVIP DELAWARE SPECIAL OPPORTUNITIES STANDARD CLASS
            2010                  0.10%    0.80%      9.70      9.81       49,064     480,442     29.60%     29.99%       0.77%
            2009                  0.50%    0.80%      7.48      7.54       49,640     373,176     29.40%     29.79%       0.86%
            2008                  0.50%    0.80%      5.78      5.80       51,148     296,767    -37.14%    -37.01%       1.69%
            2007       7/17/07    0.60%    0.80%      9.20      9.21        4,007      36,891     -8.90%      1.12%       1.15%
LVIP GLOBAL INCOME STANDARD CLASS
            2010                  0.10%    0.80%     11.65     11.81       34,613     404,955      8.80%      9.56%       4.81%
            2009        7/6/09    0.10%    0.80%     10.71     10.78       10,195     109,268     -0.86%      5.89%       1.96%
LVIP GROWTH STANDARD CLASS
            2006                  0.60%    0.60%     12.00     12.00        1,001      12,012      5.54%      5.54%       0.00%
LVIP GROWTH OPPORTUNITIES STANDARD CLASS
            2006       1/13/06    0.60%    0.80%     13.39     13.43        3,491      46,780     -4.69%      4.47%       0.00%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL     INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
-------------------------------------------------------------------------------------------------------------------------------
LVIP JANUS CAPITAL APPRECIATION STANDARD CLASS
            2010                  0.10%    0.80%    $ 6.97    $14.91      307,430 $ 2,855,356     10.46%     10.79%       0.71%
            2009                  0.50%    0.80%      6.31     13.50      355,348   2,942,418     37.42%     37.83%       0.84%
            2008                  0.50%    0.80%      4.59      9.82      370,420   2,193,697    -41.29%    -41.12%       0.70%
            2007                  0.50%    0.80%      7.82     16.73      352,912   3,472,128     19.46%     19.70%       0.30%
            2006                  0.60%    0.80%      6.54     14.01      284,319   2,110,104      8.80%      9.02%       0.19%
LVIP JPMORGAN HIGH YIELD STANDARD CLASS
            2010        6/9/10    0.10%    0.80%     10.88     10.92        8,378      91,352      0.91%     11.67%       3.63%
LVIP MFS INTERNATIONAL GROWTH STANDARD CLASS
            2010                  0.10%    0.80%      8.59     18.03      117,916   1,024,938     12.21%     13.00%       0.82%
            2009                  0.10%    0.80%      7.66      7.72      113,747     874,589     34.77%     35.17%       0.87%
            2008                  0.50%    0.80%      5.68      5.71      123,175     701,835    -49.35%    -49.20%       1.62%
            2007        8/9/07    0.50%    0.80%     11.22     11.24       30,361     340,899     -4.43%     17.14%       1.01%
LVIP MFS VALUE STANDARD CLASS
            2010                  0.10%    0.80%      8.72     16.57      343,936   3,043,802     10.70%     11.48%       1.63%
            2009                  0.10%    0.80%      7.88      7.94      183,643   1,454,029     20.00%     20.36%       1.26%
            2008                  0.50%    0.80%      6.58      6.60      176,114   1,158,686    -32.70%    -32.63%       1.98%
            2007       9/18/07    0.50%    0.60%      9.78      9.79        6,071      59,415     -1.54%     -1.31%       0.79%
LVIP MID-CAP VALUE STANDARD CLASS
            2010                  0.10%    0.80%      8.88      8.98       51,685     472,449     22.91%     23.28%       0.27%
            2009                  0.50%    0.80%      7.23      7.28       44,421     322,552     41.30%     41.73%       0.55%
            2008                  0.50%    0.80%      5.13      5.14       37,888     194,415    -41.06%    -41.00%       0.38%
            2007       7/18/07    0.50%    0.60%      8.70      8.71       17,967     156,424    -14.88%     -9.26%       0.57%
LVIP MONDRIAN INTERNATIONAL VALUE STANDARD CLASS
            2010                  0.10%    0.80%      7.81     19.19      497,627   7,465,078      1.65%      2.34%       3.18%
            2009                  0.10%    0.80%      7.67     18.88      562,304   8,486,133     20.27%     20.63%       3.38%
            2008                  0.50%    0.80%      6.36     15.70      581,885   7,471,477    -37.16%    -36.97%       4.83%
            2007                  0.50%    0.80%     13.16     24.98      600,038  12,644,350     10.60%     10.93%       2.15%
            2006                  0.50%    0.80%     16.98     22.59      504,039  10,265,957     28.97%     29.23%       3.13%
LVIP MONEY MARKET STANDARD CLASS
            2010                  0.10%    0.80%     10.01     12.82    3,259,823  36,720,381     -0.75%     -0.05%       0.05%
            2009                  0.10%    0.80%     10.41     12.92    3,355,894  38,171,200     -0.50%     -0.20%       0.30%
            2008                  0.50%    0.80%     10.44     12.98    3,131,992  36,725,669      1.53%      1.83%       2.28%
            2007                  0.50%    0.80%     10.78     12.79    2,482,044  28,966,948      4.13%      4.44%       4.85%
            2006                  0.50%    0.80%     10.60     12.28    2,548,456  28,705,660      3.85%      4.05%       4.60%
LVIP SSGA BOND INDEX STANDARD CLASS
            2010                  0.10%    0.80%     11.13     11.28       66,766     751,516      5.12%      5.85%       2.06%
            2009                  0.10%    0.80%     10.70     10.70       48,009     513,434      3.90%      3.90%       1.73%
            2008       8/28/08    0.60%    0.60%     10.30     10.30       18,725     192,916      3.67%      3.97%       1.42%
LVIP SSGA CONSERVATIVE INDEX ALLOCATION STANDARD CLASS
            2010      11/15/10    0.60%    0.60%     10.61     10.61        1,048      11,128      1.36%      1.36%       0.00%
LVIP SSGA DEVELOPED INTERNATIONAL 150 STANDARD CLASS
            2010                  0.10%    0.80%      8.45     19.96       14,100     129,189      6.61%      7.14%       1.53%
            2009       5/21/09    0.10%    0.60%      7.92     18.63        1,273      11,562     -5.38%     10.73%       1.72%
LVIP SSGA EMERGING MARKETS 100 STANDARD CLASS
            2010                  0.10%    0.80%     14.79     28.96      264,029   4,353,411     26.75%     27.64%       1.78%
            2009                  0.10%    0.80%     11.71     11.71       43,300     637,329     88.76%     88.76%       1.55%
            2008      10/24/08    0.60%    0.60%      6.20      6.20        2,650      16,438      1.75%     18.15%       1.37%
LVIP SSGA GLOBAL TACTICAL ALLOCATION STANDARD CLASS
            2010                  0.10%    0.80%      8.49     12.05      358,181   4,044,081      7.87%      8.19%       1.36%
            2009                  0.50%    0.80%      7.85     11.15      191,868   1,922,563     29.75%     30.14%       6.81%
            2008                  0.50%    0.80%      7.07      8.57      180,264   1,376,821    -40.93%    -40.76%       0.68%
            2007                  0.50%    0.80%     14.48     14.48       81,918   1,118,812     10.35%     10.35%       1.29%
            2006       3/21/06    0.60%    0.60%     13.13     13.13       11,103     145,729      9.55%      9.55%       0.86%
LVIP SSGA INTERNATIONAL INDEX STANDARD CLASS
            2010                  0.10%    0.80%      7.80      7.84       66,839     539,874      6.20%      6.41%       1.52%
            2009                  0.60%    0.80%      7.35      7.35       52,447     386,137     26.83%     26.83%       3.04%
            2008       7/23/08    0.80%    0.80%      5.79      5.79        3,157      18,287    -34.18%    -34.18%       0.85%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
LVIP SSGA LARGE CAP 100 STANDARD CLASS
            2010                  0.10%    0.80%    $ 9.96    $10.01       17,363 $   178,087     18.24%     18.48%       1.35%
            2009                  0.60%    0.80%      8.42      8.42       13,722     115,576     34.24%     34.24%       1.20%
            2008       9/23/08    0.80%    0.80%      6.27      6.27       14,227      89,253    -26.54%    -26.54%       0.61%
LVIP SSGA MODERATE INDEX ALLOCATION STANDARD CLASS
            2010       11/4/10    0.60%    0.60%     10.95     10.95       14,061     154,000     -0.58%     -0.58%       0.00%
LVIP SSGA MODERATE STRUCTURED ALLOCATION STANDARD CLASS
            2010       12/9/10    0.60%    0.60%     10.86     10.86       18,752     203,564      1.34%      1.34%       0.00%
LVIP SSGA S&P 500 INDEX STANDARD CLASS
            2010                  0.10%    0.80%      8.65     17.44      333,737   3,336,171     13.81%     14.57%       1.20%
            2009                  0.10%    0.80%      7.58      9.32      332,657   2,879,662     25.10%     25.48%       1.44%
            2008                  0.50%    0.80%      6.82      7.44      193,641   1,374,930    -37.70%    -37.51%       4.45%
            2007       4/27/07    0.50%    0.80%     10.91     11.91       63,494     728,387     -3.50%      1.37%       2.28%
LVIP SSGA SMALL-CAP INDEX STANDARD CLASS
            2010                  0.10%    0.80%      9.44     20.05       61,638     619,883     25.18%     26.06%       0.59%
            2009                  0.10%    0.80%      7.54      7.60       52,028     399,098     25.00%     25.39%       0.95%
            2008                  0.50%    0.80%      6.03      6.06       32,004     193,522    -34.50%    -34.30%       1.30%
            2007       6/25/07    0.50%    0.80%      9.21      9.22       12,664     116,683     -7.32%      0.45%       0.93%
LVIP SSGA SMALL-MID CAP 200 STANDARD CLASS
            2010                  0.10%    0.80%     12.63     25.69       13,516     196,970     26.73%     27.63%       2.39%
            2009                  0.10%    0.80%      9.97      9.97        4,815      52,500     50.45%     50.45%       2.04%
            2008       7/23/08    0.80%    0.80%      6.62      6.62        2,999      19,863    -28.51%    -28.51%       0.82%
LVIP T. ROWE PRICE GROWTH STOCK STANDARD CLASS
            2010                  0.10%    0.80%      9.47      9.54       46,294     442,852     15.80%     16.03%       0.00%
            2009                  0.60%    0.80%      8.18      8.22       29,883     245,479     41.94%     42.23%       0.00%
            2008                  0.60%    0.80%      5.76      5.78       13,195      76,262    -42.31%    -42.19%       0.35%
            2007       8/20/07    0.60%    0.80%      9.99     10.00        2,565      25,646      4.82%      5.23%       0.35%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH STANDARD CLASS
            2010                  0.10%    0.80%     10.70     18.89      113,563   1,820,880     27.35%     27.73%       0.00%
            2009                  0.50%    0.80%      8.39     14.83      108,643   1,348,655     45.18%     45.61%       0.11%
            2008                  0.50%    0.80%      6.54     10.22       90,299     768,800    -43.23%    -43.06%       0.00%
            2007                  0.50%    0.80%     14.94     18.00       89,421   1,343,702     12.68%     12.91%       0.00%
            2006                  0.60%    0.80%     13.25     15.97       14,619     201,073      8.40%      8.62%       0.00%
LVIP TEMPLETON GROWTH STANDARD CLASS
            2010                  0.10%    0.60%      8.23      8.26       53,048     457,604      5.93%      6.04%       2.45%
            2009                  0.50%    0.60%      7.77      7.79       25,596     199,000     27.33%     27.47%       2.33%
            2008                  0.50%    0.80%      6.10      6.11       13,502      82,413    -38.14%    -38.07%       3.26%
            2007       7/18/07    0.50%    0.60%      9.87      9.87        2,507      24,742     -3.45%     -0.17%       2.93%
LVIP TURNER MID-CAP GROWTH STANDARD CLASS
            2010                  0.50%    0.80%     10.30     10.41       77,599     802,523     26.23%     26.61%       0.00%
            2009                  0.50%    0.80%      8.16      8.22       72,307     591,591     47.24%     47.68%       0.00%
            2008                  0.50%    0.80%      5.56      5.57       52,027     288,856    -49.61%    -49.55%       0.00%
            2007       6/22/07    0.50%    0.60%     11.03     11.04       15,069     166,288      7.45%      8.11%       0.00%
LVIP WELLS FARGO INTRINSIC VALUE STANDARD CLASS
            2010                  0.10%    0.80%      8.23     18.47      229,664   2,791,888     16.99%     17.81%       0.95%
            2009                  0.10%    0.80%      7.02     10.70      307,618   3,173,032     22.32%     22.69%       1.22%
            2008                  0.50%    0.80%      6.73      8.75      299,879   2,548,489    -38.81%    -38.63%       1.55%
            2007                  0.50%    0.80%     12.44     14.30      286,146   4,010,177      3.52%      3.73%       1.20%
            2006                  0.60%    0.80%     11.99     13.81      291,893   3,987,045     10.38%     10.60%       1.33%
LVIP WILSHIRE 2010 PROFILE STANDARD CLASS
            2010                  0.60%    0.80%     10.82     10.90       49,801     541,754     10.58%     10.80%       1.16%
            2009                  0.60%    0.80%      9.79      9.84       43,868     431,003     23.42%     23.66%       1.99%
            2008       2/11/08    0.60%    0.80%      7.93      7.96       14,144     112,521    -21.29%    -18.50%       5.32%
LVIP WILSHIRE 2020 PROFILE STANDARD CLASS
            2010                  0.50%    0.80%     10.40     10.52       78,702     821,303     11.14%     11.59%       1.45%
            2009                  0.50%    0.80%      9.41      9.43       42,405     398,314     24.91%     25.00%       2.09%
            2008                  0.50%    0.60%      7.53      7.54       11,418      85,988    -27.33%    -27.26%       2.38%
            2007       8/29/07    0.50%    0.60%     10.36     10.37        3,514      36,414      0.92%      5.08%       0.41%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
-------------------------------------------------------------------------------------------------------------------------------
LVIP WILSHIRE 2030 PROFILE STANDARD CLASS
            2010                  0.50%    0.80%    $10.18    $10.29      126,714 $ 1,298,898     11.65%     11.98%       0.87%
            2009                  0.50%    0.80%      9.11      9.19      133,846   1,225,610     26.93%     27.31%       1.96%
            2008                  0.50%    0.80%      7.22      7.22       64,121     461,742    -31.12%    -31.12%       1.14%
            2007       11/6/07    0.50%    0.50%     10.48     10.48       19,064     199,726     -1.98%     -1.98%       0.40%
LVIP WILSHIRE 2040 PROFILE STANDARD CLASS
            2010                  0.60%    0.80%      9.63      9.70       88,543     854,164     12.76%     12.99%       0.92%
            2009                  0.60%    0.80%      8.59      8.59       75,993     650,035     30.17%     30.17%       1.96%
            2008                  0.50%    0.60%      6.61      6.61       13,099      86,457    -35.87%    -35.87%       0.99%
            2007      12/28/07    0.50%    0.50%     10.30     10.30        2,220      22,864     -0.43%     -0.43%       0.00%
LVIP WILSHIRE CONSERVATIVE PROFILE STANDARD CLASS
            2010                  0.10%    0.80%     11.31     13.58      246,996   3,308,522      9.61%      9.95%       4.88%
            2009                  0.50%    0.80%     11.49     12.36      144,434   1,762,258     23.83%     24.23%       4.36%
            2008                  0.50%    0.80%      9.25      9.96       72,580     717,557    -19.09%    -18.85%       2.31%
            2007                  0.50%    0.80%     12.22     12.29       50,442     615,005      6.92%      7.13%       1.98%
            2006                  0.60%    0.80%     11.43     11.47       42,748     489,207      8.47%      8.69%       1.73%
LVIP WILSHIRE MODERATE PROFILE STANDARD CLASS
            2010                  0.10%    0.80%     10.59     15.81    1,192,536  14,783,404     11.07%     11.85%       3.45%
            2009                  0.10%    0.80%      9.52     12.16      771,394   8,590,830     27.02%     27.40%       4.77%
            2008                  0.50%    0.80%      8.49      9.55      568,941   4,984,877    -27.20%    -26.98%       2.36%
            2007                  0.50%    0.80%     13.03     13.10      315,304   3,900,961      8.40%      8.61%       2.49%
            2006                  0.60%    0.80%     12.02     12.06       69,278     834,879     11.14%     11.37%       1.17%
LVIP WILSHIRE MODERATELY AGGRESSIVE PROFILE STANDARD CLASS
            2010                  0.10%    0.80%      9.69     16.62    1,131,052  13,406,421     11.82%     12.61%       3.07%
            2009                  0.10%    0.80%      8.65     11.61      911,896   9,823,900     28.00%     28.39%       4.80%
            2008                  0.50%    0.80%      7.80      9.05      736,875   6,292,005    -33.95%    -33.75%       1.37%
            2007                  0.50%    0.80%     11.78     13.68      214,601   2,825,311      8.94%      9.26%       2.25%
            2006                  0.50%    0.80%     12.49     12.53       76,877     916,473     13.23%     13.46%       1.75%
M BUSINESS OPPORTUNITY VALUE
            2010                  0.50%    0.60%      8.50     12.94       50,033     586,217      8.62%      8.73%       0.76%
            2009                  0.50%    0.60%      7.82     11.91       48,539     531,912     23.83%     23.96%       0.88%
            2008                  0.50%    0.60%      7.43      9.62       26,349     226,092    -34.88%    -34.81%       0.04%
            2007                  0.50%    0.60%     11.39     14.77       17,031     228,147      4.81%      4.91%       1.12%
            2006                  0.50%    0.60%     14.10     14.10        7,237      95,937     13.21%     13.21%       0.94%
M CAPITAL APPRECIATION
            2010                  0.50%    0.80%     10.81     23.83       45,648     893,186     25.99%     26.37%       0.21%
            2009                  0.50%    0.80%      8.57     18.92       50,385     778,891     47.42%     47.86%       0.04%
            2008                  0.50%    0.80%      6.46     12.83       78,194     803,848    -42.49%    -42.32%       0.00%
            2007                  0.50%    0.80%     16.95     22.31       67,996   1,227,363     11.03%     11.25%       0.00%
            2006                  0.60%    0.80%     15.24     20.10       69,362   1,183,343     15.42%     15.65%       0.00%
M INTERNATIONAL EQUITY
            2010                  0.50%    0.80%      7.63     20.12       93,228   1,401,581      3.77%      4.09%       3.44%
            2009                  0.50%    0.80%      7.34     19.39       84,915   1,259,527     24.28%     24.66%       2.36%
            2008                  0.50%    0.80%      7.35     15.60      113,840   1,346,840    -40.32%    -40.14%       3.91%
            2007                  0.50%    0.80%     12.28     26.14      108,775   2,225,907      7.15%      7.47%       2.16%
            2006                  0.50%    0.80%     16.35     24.40      101,474   1,977,353     25.77%     26.02%       1.54%
M LARGE CAP GROWTH
            2010                  0.50%    0.80%      9.49     17.13       55,155     804,498     22.08%     22.45%       0.34%
            2009                  0.50%    0.80%      7.76     14.03       75,377     947,078     36.31%     36.72%       0.62%
            2008                  0.50%    0.80%      6.29     10.29       91,193     837,856    -49.38%    -49.23%       0.02%
            2007                  0.50%    0.80%     16.92     20.34       62,768   1,138,627     21.45%     21.70%       0.46%
            2006                  0.60%    0.80%     13.91     16.74       39,480     606,055      7.65%      7.87%       0.71%
MFS VIT CORE EQUITY INITIAL CLASS
            2010                  0.60%    0.80%     12.20     15.00       66,992     867,299     16.28%     16.51%       1.01%
            2009                  0.60%    0.80%     10.50     12.90       50,706     580,465     31.38%     31.64%       1.66%
            2008                  0.60%    0.80%      7.99      9.82       55,844     483,505    -39.64%    -39.52%       0.78%
            2007                  0.60%    0.80%     13.24     16.27       54,254     779,912     10.26%     10.48%       0.34%
            2006                  0.60%    0.80%     12.00     14.75       51,384     679,681     12.89%     13.12%       0.45%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
-------------------------------------------------------------------------------------------------------------------------------
MFS VIT GROWTH INITIAL CLASS
            2010                  0.10%    0.80%    $ 6.82    $17.84      795,737 $ 7,298,040     14.42%     14.65%       0.12%
            2009                  0.60%    0.80%      5.96     15.59      806,070   6,505,627     36.58%     36.85%       0.32%
            2008                  0.60%    0.80%      4.36     11.41      841,046   4,974,112    -37.92%    -37.79%       0.23%
            2007                  0.60%    0.80%      7.03     18.39      893,622   8,464,685     20.21%     20.45%       0.00%
            2006                  0.60%    0.80%      5.85     15.30      858,918   6,856,597      7.03%      7.25%       0.00%
MFS VIT TOTAL RETURN INITIAL CLASS
            2010                  0.10%    0.80%      9.65     16.83    1,145,886  17,212,524      9.05%      9.38%       2.68%
            2009                  0.50%    0.80%      8.83     15.43    1,182,987  16,549,287     17.09%     17.44%       3.58%
            2008                  0.50%    0.80%      8.73     13.18    1,164,594  13,966,695    -22.75%    -22.52%       3.09%
            2007                  0.50%    0.80%     11.27     17.06    1,223,783  19,003,484      3.38%      3.70%       2.67%
            2006                  0.50%    0.80%     12.44     16.50    1,446,474  21,858,456     11.00%     11.22%       2.30%
MFS VIT UTILITIES INITIAL CLASS
            2010                  0.10%    0.80%      9.83     31.48      616,817  12,318,015     12.90%     13.69%       3.22%
            2009                  0.10%    0.80%      8.69     27.89      670,448  11,993,015     32.16%     32.55%       5.06%
            2008                  0.50%    0.80%      9.95     21.10      732,088  10,072,633    -38.17%    -37.98%       1.52%
            2007                  0.50%    0.80%     16.05     34.13      746,076  16,697,622     26.88%     27.26%       0.92%
            2006                  0.50%    0.80%     15.31     26.90      693,323  12,254,524     30.22%     30.48%       1.97%
NB AMT MID-CAP GROWTH I CLASS
            2010                  0.50%    0.80%      9.58     19.79    1,082,583  12,629,264     28.07%     28.45%       0.00%
            2009                  0.50%    0.80%      7.48     15.45    1,130,900  10,272,522     30.55%     30.94%       0.00%
            2008                  0.50%    0.80%      5.73     11.84    1,030,583   7,165,368    -43.82%    -43.65%       0.00%
            2007                  0.50%    0.80%     10.20     21.07    1,045,772  12,834,285     21.55%     21.92%       0.00%
            2006                  0.50%    0.80%      8.39     17.33    1,129,070  11,356,402     13.78%     14.01%       0.00%
NB AMT PARTNERS I CLASS
            2010                  0.80%    0.80%     12.93     13.84      122,824   1,668,236     14.74%     14.74%       0.67%
            2009                  0.80%    0.80%     11.27     12.06      130,659   1,542,861     54.83%     54.83%       2.50%
            2008                  0.80%    0.80%      7.28      7.79      203,440   1,562,004    -52.77%    -52.77%       0.55%
            2007                  0.80%    0.80%     15.42     16.50      188,830   3,064,266      8.46%      8.46%       0.63%
            2006                  0.80%    0.80%     14.21     15.21      204,185   3,034,110     11.35%     11.35%       0.78%
NB AMT REGENCY I CLASS
            2010                  0.50%    0.80%     10.63     18.73      178,156   2,986,105     25.18%     25.56%       0.70%
            2009                  0.50%    0.80%      8.46     14.96      214,905   2,870,568     45.39%     45.83%       1.79%
            2008                  0.50%    0.80%      5.80     10.29      246,469   2,252,426    -46.25%    -46.09%       1.22%
            2007                  0.50%    0.80%     10.77     19.15      268,776   4,613,432      2.48%      2.79%       0.45%
            2006                  0.50%    0.80%     14.27     18.68      249,584   4,235,977     10.28%     10.50%       0.43%
PIMCO VIT COMMODITY REAL RETURN ADMINISTRATIVE CLASS
            2010                  0.10%    0.80%     15.52     15.70      135,686   2,114,205     23.53%     24.40%      16.04%
            2009        6/8/09    0.10%    0.80%     12.57     12.62       38,706     487,139     13.28%     26.15%       8.13%
PREMIER VIT OPCAP GLOBAL EQUITY CLASS I
            2008                  0.00%    0.00%        --        --           --          --      0.00%      0.00%       1.51%
            2007                  0.80%    0.80%     17.71     17.71       27,248     482,481      6.55%      6.55%       0.81%
            2006                  0.80%    0.80%     16.62     16.62       34,296     569,959     20.10%     20.10%       0.84%
PREMIER VIT OPCAP MANAGED CLASS I
            2009                  0.80%    0.80%     11.46     11.46       35,244     403,742     23.71%     23.71%       2.44%
            2008                  0.80%    0.80%      9.26      9.26       35,212     326,065    -30.33%    -30.33%       3.34%
            2007                  0.80%    0.80%     13.29     13.29       44,938     597,247      2.23%      2.23%       2.17%
            2006                  0.80%    0.80%     13.00     13.00       45,989     597,863      8.78%      8.78%       1.91%
PUTNAM VT GLOBAL HEALTH CARE CLASS IB
            2010                  0.80%    0.80%     11.74     14.05       29,796     363,292      1.65%      1.65%       2.03%
            2009                  0.80%    0.80%     11.55     13.82       32,861     393,684     25.00%     25.00%       0.00%
            2008                  0.80%    0.80%      9.24     11.05       36,618     360,265    -17.73%    -17.73%       0.00%
            2007                  0.80%    0.80%     11.23     13.44       76,817     892,386     -1.39%     -1.35%       0.78%
            2006                  0.80%    0.80%     11.38     13.62       77,231     907,766      1.97%      1.97%       0.30%
PUTNAM VT GROWTH & INCOME CLASS IB
            2010                  0.80%    0.80%     11.34     12.93       67,399     775,888     13.47%     13.47%       1.56%
            2009                  0.80%    0.80%      9.99     11.40       68,422     692,959     28.78%     28.78%       2.61%
            2008                  0.80%    0.80%      7.76      8.85       46,856     369,505    -39.19%    -39.19%       2.13%
            2007                  0.80%    0.80%     12.76     14.55       50,856     657,604     -6.79%     -6.79%       1.62%
            2006                  0.80%    0.80%     13.69     15.61       84,717   1,167,909     14.99%     14.99%       1.50%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4.   PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2010:


                                                                AGGREGATE    AGGREGATE
                                                                 COST OF      PROCEEDS
SUBACCOUNT                                                      PURCHASES    FROM SALES
---------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                          $   259,099  $   309,498
ABVPSF Growth and Income Class A                                   688,985      771,713
ABVPSF International Value Class A                                 643,629      445,975
ABVPSF Large Cap Growth Class A                                    159,599      382,753
ABVPSF Small/Mid Cap Value Class A                                 876,330    1,280,895
American Century VP Inflation Protection Class I                 2,377,504    1,228,017
American Funds Global Growth Class 2                             1,748,700    1,427,510
American Funds Global Small Capitalization Class 2               1,076,467    1,924,738
American Funds Growth Class 2                                    2,128,726    6,499,476
American Funds Growth-Income Class 2                             2,329,759    3,716,137
American Funds International Class 2                             3,143,720    3,431,346
BlackRock Global Allocation V.I. Class I                         3,015,996    1,845,348
Delaware VIP Diversified Income Standard Class                   4,566,294    2,476,161
Delaware VIP Emerging Markets Standard Class                     3,574,792    2,287,460
Delaware VIP High Yield Standard Class                           4,386,402    4,189,258
Delaware VIP Limited-Term Diversified Income Standard Class      1,149,973      354,416
Delaware VIP REIT Standard Class                                 2,706,304    1,654,216
Delaware VIP Small Cap Value Standard Class                      2,707,959    5,532,310
Delaware VIP Smid Cap Growth Standard Class                     11,668,643      306,000
Delaware VIP Trend Standard Class                                2,038,922   14,917,683
Delaware VIP U.S. Growth Standard Class                            299,588      283,409
Delaware VIP Value Standard Class                                1,250,826    2,138,834
DWS VIP Alternative Asset Allocation Plus Class A                  725,059       66,425
DWS VIP Equity 500 Index Class A                                 6,147,750    6,247,688
DWS VIP Small Cap Index Class A                                    440,949    1,194,018
Fidelity VIP Asset Manager Initial Class                           113,450      145,859
Fidelity VIP Contrafund Service Class                            2,582,350    2,986,264
Fidelity VIP Equity-Income Initial Class                           196,038      226,501
Fidelity VIP Equity-Income Service Class                           157,731      263,311

                                                                AGGREGATE    AGGREGATE
                                                                 COST OF      PROCEEDS
SUBACCOUNT                                                      PURCHASES    FROM SALES
---------------------------------------------------------------------------------------
Fidelity VIP Growth Service Class                              $   587,995  $   902,323
Fidelity VIP Growth Opportunities Service Class                     79,222      340,122
Fidelity VIP High Income Service Class                             440,287      312,321
Fidelity VIP Investment Grade Bond Initial Class                 1,583,212    1,045,769
Fidelity VIP Mid Cap Service Class                                 724,966    1,305,122
Fidelity VIP Overseas Service Class                                408,936    1,228,118
FTVIPT Franklin Income Securities Class 1                        1,285,298    1,247,891
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1            713,741      734,362
FTVIPT Mutual Shares Securities Class 1                            616,488      794,942
FTVIPT Templeton Foreign Securities Class 1                      1,418,525    2,544,369
FTVIPT Templeton Foreign Securities Class 2                        301,815      567,716
FTVIPT Templeton Global Asset Allocation Class 1                    20,391    1,906,933
FTVIPT Templeton Global Bond Securities Class 1                  2,665,896      842,710
FTVIPT Templeton Growth Securities Class 1                         212,743      292,460
FTVIPT Templeton Growth Securities Class 2                         109,337      202,790
Invesco V.I. Capital Appreciation Series I                         554,520    1,954,276
Invesco V.I. Core Equity Series I                                  877,929    2,377,535
Invesco V.I. Diversified Income Series I                           175,866       99,905
Invesco V.I. International Growth Series I                         510,887      714,145
Janus Aspen Series Balanced Institutional Class                  1,170,466      950,340
Janus Aspen Series Balanced Service Class                          291,945      268,483
Janus Aspen Series Enterprise Service Class                        101,993      703,938
Janus Aspen Series Global Technology Service Class                 311,509      424,325
Janus Aspen Series Worldwide Institutional Class                   581,547    1,160,938
Janus Aspen Series Worldwide Service Class                          66,416      108,183
LVIP Baron Growth Opportunities Standard Class                      58,403        6,696
LVIP Baron Growth Opportunities Service Class                      383,360      741,189
LVIP BlackRock Inflation Protected Bond Standard Class           1,527,391    1,582,932
LVIP Capital Growth Standard Class                                 266,234       26,293
LVIP Cohen & Steers Global Real Estate Standard Class              737,179      295,369
LVIP Columbia Value Opportunities Standard Class                   272,311       81,252
LVIP Delaware Bond Standard Class                                8,272,510    4,934,292
LVIP Delaware Diversified Floating Rate Standard Class             537,558       59,017
LVIP Delaware Foundation Aggressive Allocation Standard Class      206,218      165,742
LVIP Delaware Growth and Income Standard Class                      89,712       51,602
LVIP Delaware Social Awareness Standard Class                       66,112      119,173
LVIP Delaware Special Opportunities Standard Class                  56,340       61,279
LVIP Global Income Standard Class                                  402,745      111,504
LVIP Janus Capital Appreciation Standard Class                     283,235      630,460
LVIP JPMorgan High Yield Standard Class                            155,332       69,602
LVIP MFS International Growth Standard Class                       215,446      176,327
LVIP MFS Value Standard Class                                    1,556,864      246,015
LVIP Mid-Cap Value Standard Class                                  108,042       42,254
LVIP Mondrian International Value Standard Class                   868,318    1,742,379
LVIP Money Market Standard Class                                28,190,992   26,767,883
LVIP SSgA Bond Index Standard Class                                350,744      136,318
LVIP SSgA Conservative Index Allocation Standard Class              11,066           97
LVIP SSgA Developed International 150 Standard Class               111,042        3,472
LVIP SSgA Emerging Markets 100 Standard Class                    4,506,262    1,742,397
LVIP SSgA Global Tactical Allocation Standard Class              2,080,548      289,613
LVIP SSgA International Index Standard Class                       205,792       85,725
LVIP SSgA Large Cap 100 Standard Class                              60,939       21,489
LVIP SSgA Moderate Index Allocation Standard Class                 154,901          135
LVIP SSgA Moderate Structured Allocation Standard Class            201,291          441
LVIP SSgA S&P 500 Index Standard Class                           1,430,710    1,355,958
LVIP SSgA Small-Cap Index Standard Class                           199,418      101,436
LVIP SSgA Small-Mid Cap 200 Standard Class                         148,599       27,538
LVIP T. Rowe Price Growth Stock Standard Class                     205,285       67,002
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class        347,941      266,385
LVIP Templeton Growth Standard Class                               297,664       65,154
LVIP Turner Mid-Cap Growth Standard Class                          143,839      107,904

                                                                AGGREGATE    AGGREGATE
                                                                 COST OF      PROCEEDS
SUBACCOUNT                                                      PURCHASES    FROM SALES
---------------------------------------------------------------------------------------
LVIP Wells Fargo Intrinsic Value Standard Class                $   275,106   $1,103,876
LVIP Wilshire 2010 Profile Standard Class                           89,014       25,017
LVIP Wilshire 2020 Profile Standard Class                          395,100       26,676
LVIP Wilshire 2030 Profile Standard Class                          176,185      237,114
LVIP Wilshire 2040 Profile Standard Class                          226,660      110,584
LVIP Wilshire Conservative Profile Standard Class                1,832,761      438,182
LVIP Wilshire Moderate Profile Standard Class                    5,988,499      850,214
LVIP Wilshire Moderately Aggressive Profile Standard Class       8,624,846    6,174,219
M Business Opportunity Value                                        92,731       81,917
M Capital Appreciation                                              68,410      145,790
M International Equity                                             287,669      162,112
M Large Cap Growth                                                  92,845      402,001
MFS VIT Core Equity Initial Class                                  323,577      147,603
MFS VIT Growth Initial Class                                       992,175    1,200,864
MFS VIT Total Return Initial Class                               2,446,368    2,413,780
MFS VIT Utilities Initial Class                                  1,578,261    2,397,161
NB AMT Mid-Cap Growth I Class                                      643,968    1,149,965
NB AMT Partners I Class                                            163,256      250,809
NB AMT Regency I Class                                             237,290      763,193
PIMCO VIT Commodity Real Return Administrative Class             1,392,412      200,330
Premier VIT OpCap Managed Class I                                    5,838      432,310
Putnam VT Global Health Care Class IB                               84,347      123,015
Putnam VT Growth & Income Class IB                                  77,456       82,487

5.   INVESTMENTS

The following is a summary of investments owned at December 31, 2010:


                                                                            NET
                                                                 SHARES    ASSET   FAIR VALUE    COST OF
SUBACCOUNT                                                       OWNED     VALUE   OF SHARES      SHARES
----------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                             64,296  $19.47  $ 1,251,837  $ 1,008,768
ABVPSF Growth and Income Class A                                 388,872   17.19    6,684,711    8,009,550
ABVPSF International Value Class A                               181,013   14.90    2,697,089    3,215,379
ABVPSF Large Cap Growth Class A                                   57,936   27.79    1,610,044    1,415,024
ABVPSF Small/Mid Cap Value Class A                               514,247   16.95    8,716,482    7,730,132
American Century VP Inflation Protection Class I                 750,435   11.11    8,337,329    7,921,300
American Funds Global Growth Class 2                             426,234   21.48    9,155,514    8,476,593
American Funds Global Small Capitalization Class 2               545,737   21.35   11,651,478   10,215,491
American Funds Growth Class 2                                    891,669   54.34   48,453,269   44,490,712
American Funds Growth-Income Class 2                           1,066,004   34.25   36,510,636   35,365,783
American Funds International Class 2                           1,214,764   17.98   21,841,455   20,908,553
BlackRock Global Allocation V.I. Class I                         262,511   16.15    4,239,547    3,929,397
Delaware VIP Diversified Income Standard Class                 1,173,386   11.28   13,235,796   12,007,360
Delaware VIP Emerging Markets Standard Class                     878,219   22.19   19,487,681   15,588,220
Delaware VIP High Yield Standard Class                         2,073,842    6.04   12,526,005   11,019,380
Delaware VIP Limited-Term Diversified Income Standard Class      202,140   10.15    2,051,716    1,988,068
Delaware VIP REIT Standard Class                               1,114,721    9.58   10,679,031   12,011,339
Delaware VIP Small Cap Value Standard Class                      653,083   31.96   20,872,545   16,676,619
Delaware VIP Smid Cap Growth Standard Class                      581,643   22.22   12,924,098   11,387,806
Delaware VIP U.S. Growth Standard Class                          137,220    8.15    1,118,346      943,913
Delaware VIP Value Standard Class                                546,424   16.49    9,010,525    9,622,495
DWS VIP Alternative Asset Allocation Plus Class A                 60,008   13.85      831,117      757,749
DWS VIP Equity 500 Index Class A                               3,119,910   13.17   41,089,214   37,374,988
DWS VIP Small Cap Index Class A                                  486,750   12.41    6,040,570    5,632,342
Fidelity VIP Asset Manager Initial Class                          60,662   14.54      882,029      878,594
Fidelity VIP Contrafund Service Class                          1,280,355   23.81   30,485,261   31,002,146
Fidelity VIP Equity-Income Initial Class                         151,536   19.02    2,882,206    3,304,460
Fidelity VIP Equity-Income Service Class                         101,768   18.96    1,929,528    2,230,867
Fidelity VIP Growth Service Class                                193,856   36.99    7,170,730    6,140,760


                                                                            NET
                                                                 SHARES    ASSET   FAIR VALUE    COST OF
SUBACCOUNT                                                       OWNED     VALUE   OF SHARES      SHARES
----------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Opportunities Service Class                   58,358  $17.89  $ 1,044,027  $   891,520
Fidelity VIP High Income Service Class                           401,912    5.54    2,226,592    2,249,976
Fidelity VIP Investment Grade Bond Initial Class                 277,152   12.83    3,555,859    3,491,478
Fidelity VIP Mid Cap Service Class                               120,475   32.52    3,917,852    3,313,005
Fidelity VIP Overseas Service Class                              203,397   16.70    3,396,730    3,599,993
FTVIPT Franklin Income Securities Class 1                        193,399   15.16    2,931,923    2,685,038
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1          222,867   22.21    4,949,880    4,040,888
FTVIPT Mutual Shares Securities Class 1                          125,759   16.14    2,029,753    2,118,579
FTVIPT Templeton Foreign Securities Class 1                      244,929   14.54    3,561,265    3,645,984
FTVIPT Templeton Foreign Securities Class 2                      305,442   14.29    4,364,771    4,231,211
FTVIPT Templeton Global Bond Securities Class 1                  325,687   19.94    6,494,207    5,738,893
FTVIPT Templeton Growth Securities Class 1                       314,444   11.19    3,518,629    3,998,678
FTVIPT Templeton Growth Securities Class 2                       173,829   11.01    1,913,862    1,934,464
Invesco V.I. Capital Appreciation Series I                       438,644   23.30   10,220,395   10,862,991
Invesco V.I. Core Equity Series I                                454,184   27.03   12,276,606   11,251,160
Invesco V.I. Diversified Income Series I                         111,395    6.10      679,511      795,424
Invesco V.I. International Growth Series I                       212,852   28.69    6,106,725    4,991,622
Janus Aspen Series Balanced Institutional Class                  373,434   28.30   10,568,183    9,327,444
Janus Aspen Series Balanced Service Class                         60,394   29.42    1,776,784    1,578,195
Janus Aspen Series Enterprise Service Class                       48,062   37.53    1,803,771    1,374,603
Janus Aspen Series Global Technology Service Class               555,050    5.66    3,141,584    2,393,774
Janus Aspen Series Worldwide Institutional Class                 250,782   30.13    7,556,049    7,122,018
Janus Aspen Series Worldwide Service Class                        52,852   29.80    1,574,986    1,326,723
LVIP Baron Growth Opportunities Standard Class                     2,884   30.55       88,101       72,543
LVIP Baron Growth Opportunities Service Class                    166,590   30.27    5,042,686    4,101,679
LVIP BlackRock Inflation Protected Bond Standard Class             1,744   10.13       17,671       18,326
LVIP Capital Growth Standard Class                                13,041   25.61      334,026      276,548
LVIP Cohen & Steers Global Real Estate Standard Class            208,911    7.46    1,558,897    1,322,158
LVIP Columbia Value Opportunities Standard Class                  35,924   10.54      378,784      325,531
LVIP Delaware Bond Standard Class                              2,981,775   13.70   40,835,412   38,811,341
LVIP Delaware Diversified Floating Rate Standard Class            48,145   10.09      485,734      479,435
LVIP Delaware Foundation Aggressive Allocation Standard Class    227,519   12.38    2,815,774    2,910,417
LVIP Delaware Growth and Income Standard Class                    15,467   28.96      447,960      452,426
LVIP Delaware Social Awareness Standard Class                     24,775   30.57      757,459      750,787
LVIP Delaware Special Opportunities Standard Class                12,218   39.32      480,450      378,015
LVIP Global Income Standard Class                                 34,989   11.57      404,962      402,599
LVIP Janus Capital Appreciation Standard Class                   132,793   21.50    2,855,443    2,612,725
LVIP JPMorgan High Yield Standard Class                            8,732   10.37       90,565       87,278
LVIP MFS International Growth Standard Class                      81,997   12.50    1,024,956    1,018,253
LVIP MFS Value Standard Class                                    133,538   22.79    3,043,856    2,701,477
LVIP Mid-Cap Value Standard Class                                 33,328   14.18      472,457      362,293
LVIP Mondrian International Value Standard Class                 483,119   15.45    7,462,736    8,368,373
LVIP Money Market Standard Class                               3,958,056   10.00   39,580,565   39,580,560
LVIP SSgA Bond Index Standard Class                               68,476   10.98      751,529      722,211
LVIP SSgA Conservative Index Allocation Standard Class             1,058   10.52       11,128       10,970
LVIP SSgA Developed International 150 Standard Class              15,108    8.55      129,191      118,501
LVIP SSgA Emerging Markets 100 Standard Class                    261,063   13.96    3,645,224    3,249,798
LVIP SSgA Global Tactical Allocation Standard Class              392,141   10.31    4,044,149    4,144,600
LVIP SSgA International Index Standard Class                      68,064    7.93      539,883      456,140
LVIP SSgA Large Cap 100 Standard Class                            17,224   10.34      178,091      148,675
LVIP SSgA Moderate Index Allocation Standard Class                14,346   10.74      154,003      154,763
LVIP SSgA Moderate Structured Allocation Standard Class           19,139   10.64      203,567      200,851
LVIP SSgA S&P 500 Index Standard Class                           378,471    8.82    3,336,226    2,880,004
LVIP SSgA Small-Cap Index Standard Class                          34,623   17.90      619,893      504,165
LVIP SSgA Small-Mid Cap 200 Standard Class                        15,319   12.86      196,973      164,621
LVIP T. Rowe Price Growth Stock Standard Class                    24,981   17.73      442,860      357,834
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class      126,190   14.43    1,820,915    1,460,318
LVIP Templeton Growth Standard Class                              17,943   25.50      457,611      428,812
LVIP Turner Mid-Cap Growth Standard Class                         71,097   11.29      802,538      550,964
LVIP Wells Fargo Intrinsic Value Standard Class                  208,931   13.36    2,791,947    3,087,196
LVIP Wilshire 2010 Profile Standard Class                         51,318   10.56      541,764      447,738

                                                                            NET
                                                                 SHARES    ASSET   FAIR VALUE    COST OF
SUBACCOUNT                                                       OWNED     VALUE   OF SHARES      SHARES
----------------------------------------------------------------------------------------------------------
LVIP Wilshire 2020 Profile Standard Class                         80,364  $10.22  $   821,319  $   723,268
LVIP Wilshire 2030 Profile Standard Class                        127,897   10.16    1,298,919    1,130,130
LVIP Wilshire 2040 Profile Standard Class                         88,026    9.70      854,208      688,339
LVIP Wilshire Conservative Profile Standard Class                274,937   12.03    3,308,586    3,006,413
LVIP Wilshire Moderate Profile Standard Class                  1,239,615   11.93   14,783,648   13,863,565
LVIP Wilshire Moderately Aggressive Profile Standard Class     1,172,075   11.42   13,387,439   13,185,863
M Business Opportunity Value                                      56,915   10.30      586,226      540,535
M Capital Appreciation                                            34,433   25.94      893,203      738,420
M International Equity                                           119,591   11.72    1,401,608    1,728,649
M Large Cap Growth                                                49,570   16.23      804,513      750,095
MFS VIT Core Equity Initial Class                                 55,317   15.65      865,705      723,583
MFS VIT Growth Initial Class                                     297,000   24.69    7,332,934    6,039,626
MFS VIT Total Return Initial Class                               950,446   18.71   17,782,836   17,646,003
MFS VIT Utilities Initial Class                                  487,476   25.27   12,318,508   11,080,839
NB AMT Mid-Cap Growth I Class                                    461,998   27.42   12,667,973    8,583,801
NB AMT Partners I Class                                          148,031   11.27    1,668,306    1,997,171
NB AMT Regency I Class                                           193,896   15.36    2,978,244    2,550,230
PIMCO VIT Commodity Real Return Administrative Class             202,235    9.01    1,822,138    1,679,313
Putnam VT Global Health Care Class IB                             29,569   12.24      361,920      353,344
Putnam VT Growth & Income Class IB                                47,807   16.23      775,905      828,052

6.   CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2010, is as follows:


                                                                                         NET
                                                                 UNITS       UNITS     INCREASE
SUBACCOUNT                                                       ISSUED    REDEEMED   (DECREASE)
------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                             22,843     (30,163)     (7,320)
ABVPSF Growth and Income Class A                                 105,491     (91,919)     13,572
ABVPSF International Value Class A                                99,670     (78,244)     21,426
ABVPSF Large Cap Growth Class A                                   16,338     (37,375)    (21,037)
ABVPSF Small/Mid Cap Value Class A                                91,749    (102,362)    (10,613)
American Century VP Inflation Protection Class I                 216,464    (131,241)     85,223
American Funds Global Growth Class 2                             162,566    (115,670)     46,896
American Funds Global Small Capitalization Class 2               105,793    (157,229)    (51,436)
American Funds Growth Class 2                                    436,606    (839,396)   (402,790)
American Funds Growth-Income Class 2                             349,756    (471,795)   (122,039)
American Funds International Class 2                             311,905    (300,981)     10,924
BlackRock Global Allocation V.I. Class I                         422,391    (171,251)    251,140
Delaware VIP Diversified Income Standard Class                   311,726    (241,165)     70,561
Delaware VIP Emerging Markets Standard Class                     230,694    (127,017)    103,677
Delaware VIP High Yield Standard Class                           286,782    (279,083)      7,699
Delaware VIP Limited-Term Diversified Income Standard Class       92,973     (30,702)     62,271
Delaware VIP REIT Standard Class                                 191,605    (120,370)     71,235
Delaware VIP Small Cap Value Standard Class                      115,569    (241,938)   (126,369)
Delaware VIP Smid Cap Growth Standard Class                      975,712     (32,203)    943,509
Delaware VIP Trend Standard Class                                 84,688  (1,155,174) (1,070,486)
Delaware VIP U.S. Growth Standard Class                           33,965     (29,955)      4,010
Delaware VIP Value Standard Class                                121,130    (211,584)    (90,454)
DWS VIP Alternative Asset Allocation Plus Class A                 72,337      (6,015)     66,322
DWS VIP Equity 500 Index Class A                                 547,850    (597,475)    (49,625)
DWS VIP Small Cap Index Class A                                   45,710     (99,066)    (53,356)
Fidelity VIP Asset Manager Initial Class                           6,977     (10,168)     (3,191)
Fidelity VIP Contrafund Service Class                            293,938    (325,492)    (31,554)
Fidelity VIP Equity-Income Initial Class                          16,315     (20,809)     (4,494)
Fidelity VIP Equity-Income Service Class                          13,450     (23,130)     (9,680)
Fidelity VIP Growth Service Class                                 98,134    (128,043)    (29,909)
Fidelity VIP Growth Opportunities Service Class                   15,199     (50,914)    (35,715)


                                                                                         NET
                                                                 UNITS       UNITS     INCREASE
SUBACCOUNT                                                       ISSUED    REDEEMED   (DECREASE)
------------------------------------------------------------------------------------------------
Fidelity VIP High Income Service Class                            24,030     (26,167)     (2,137)
Fidelity VIP Investment Grade Bond Initial Class                  73,617     (49,842)     23,775
Fidelity VIP Mid Cap Service Class                                68,368    (112,207)    (43,839)
Fidelity VIP Overseas Service Class                               44,762    (105,419)    (60,657)
FTVIPT Franklin Income Securities Class 1                        110,725    (112,709)     (1,984)
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1           79,566     (70,364)      9,202
FTVIPT Mutual Shares Securities Class 1                           67,554     (89,912)    (22,358)
FTVIPT Templeton Foreign Securities Class 1                       25,561    (111,178)    (85,617)
FTVIPT Templeton Foreign Securities Class 2                       34,805     (60,686)    (25,881)
FTVIPT Templeton Global Asset Allocation Class 1                   1,419     (98,267)    (96,848)
FTVIPT Templeton Global Bond Securities Class 1                  171,049     (60,210)    110,839
FTVIPT Templeton Growth Securities Class 1                        21,555     (30,179)     (8,624)
FTVIPT Templeton Growth Securities Class 2                        10,469     (18,598)     (8,129)
Invesco V.I. Capital Appreciation Series I                       176,826    (407,424)   (230,598)
Invesco V.I. Core Equity Series I                                127,097    (290,010)   (162,913)
Invesco V.I. Diversified Income Series I                          13,168      (9,502)      3,666
Invesco V.I. International Growth Series I                        36,881     (57,610)    (20,729)
Janus Aspen Series Balanced Institutional Class                   74,990     (71,909)      3,081
Janus Aspen Series Balanced Service Class                         18,992     (20,327)     (1,335)
Janus Aspen Series Enterprise Service Class                        7,337     (43,525)    (36,188)
Janus Aspen Series Global Technology Service Class                71,804     (92,086)    (20,282)
Janus Aspen Series Worldwide Institutional Class                  85,934    (159,051)    (73,117)
Janus Aspen Series Worldwide Service Class                         6,914      (9,795)     (2,881)
LVIP Baron Growth Opportunities Standard Class                     5,072        (531)      4,541
LVIP Baron Growth Opportunities Service Class                     40,050     (60,657)    (20,607)
LVIP BlackRock Inflation Protected Bond Standard Class           151,707    (149,868)      1,839
LVIP Capital Growth Standard Class                                32,288      (3,453)     28,835
LVIP Cohen & Steers Global Real Estate Standard Class            112,325     (40,615)     71,710
LVIP Columbia Value Opportunities Standard Class                  29,886      (6,071)     23,815
LVIP Delaware Bond Standard Class                                573,647    (529,697)     43,950
LVIP Delaware Diversified Floating Rate Standard Class            53,769      (5,766)     48,003
LVIP Delaware Foundation Aggressive Allocation Standard Class     15,402     (15,226)        176
LVIP Delaware Growth and Income Standard Class                    10,430      (6,142)      4,288
LVIP Delaware Social Awareness Standard Class                      4,955      (8,977)     (4,022)
LVIP Delaware Special Opportunities Standard Class                 6,524      (7,100)       (576)
LVIP Global Income Standard Class                                 34,598     (10,180)     24,418
LVIP Janus Capital Appreciation Standard Class                    33,339     (81,257)    (47,918)
LVIP JPMorgan High Yield Standard Class                           14,946      (6,568)      8,378
LVIP MFS International Growth Standard Class                      30,753     (26,584)      4,169
LVIP MFS Value Standard Class                                    199,715     (39,422)    160,293
LVIP Mid-Cap Value Standard Class                                 12,704      (5,440)      7,264
LVIP Mondrian International Value Standard Class                  75,551    (140,228)    (64,677)
LVIP Money Market Standard Class                               3,293,238  (3,389,309)    (96,071)
LVIP SSgA Bond Index Standard Class                               35,066     (16,309)     18,757
LVIP SSgA Conservative Index Allocation Standard Class             1,057          (9)      1,048
LVIP SSgA Developed International 150 Standard Class              13,339        (512)     12,827
LVIP SSgA Emerging Markets 100 Standard Class                    372,841    (152,112)    220,729
LVIP SSgA Global Tactical Allocation Standard Class              192,769     (26,456)    166,313
LVIP SSgA International Index Standard Class                      27,072     (12,680)     14,392
LVIP SSgA Large Cap 100 Standard Class                             5,748      (2,107)      3,641
LVIP SSgA Moderate Index Allocation Standard Class                14,061          --      14,061
LVIP SSgA Moderate Structured Allocation Standard Class           18,971        (219)     18,752
LVIP SSgA S&P 500 Index Standard Class                           183,697    (182,617)      1,080
LVIP SSgA Small-Cap Index Standard Class                          21,492     (11,882)      9,610
LVIP SSgA Small-Mid Cap 200 Standard Class                        11,512      (2,811)      8,701
LVIP T. Rowe Price Growth Stock Standard Class                    24,748      (8,337)     16,411
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class       25,597     (20,677)      4,920
LVIP Templeton Growth Standard Class                              31,027      (3,575)     27,452
LVIP Turner Mid-Cap Growth Standard Class                         18,557     (13,265)      5,292
LVIP Wells Fargo Intrinsic Value Standard Class                   28,056    (106,010)    (77,954)
LVIP Wilshire 2010 Profile Standard Class                          8,327      (2,394)      5,933
LVIP Wilshire 2020 Profile Standard Class                         39,022      (2,725)     36,297


                                                                                         NET
                                                                 UNITS       UNITS     INCREASE
SUBACCOUNT                                                       ISSUED    REDEEMED   (DECREASE)
------------------------------------------------------------------------------------------------
LVIP Wilshire 2030 Profile Standard Class                         18,693     (25,825)     (7,132)
LVIP Wilshire 2040 Profile Standard Class                         24,578     (12,028)     12,550
LVIP Wilshire Conservative Profile Standard Class                136,814     (34,252)    102,562
LVIP Wilshire Moderate Profile Standard Class                    500,359     (79,217)    421,142
LVIP Wilshire Moderately Aggressive Profile Standard Class       595,172    (376,016)    219,156
M Business Opportunity Value                                       9,120      (7,626)      1,494
M Capital Appreciation                                             5,709     (10,446)     (4,737)
M International Equity                                            22,561     (14,248)      8,313
M Large Cap Growth                                                 8,419     (28,641)    (20,222)
MFS VIT Core Equity Initial Class                                 26,626     (10,340)     16,286
MFS VIT Growth Initial Class                                     135,640    (145,973)    (10,333)
MFS VIT Total Return Initial Class                               221,047    (258,148)    (37,101)
MFS VIT Utilities Initial Class                                   92,221    (145,852)    (53,631)
NB AMT Mid-Cap Growth I Class                                    103,479    (151,796)    (48,317)
NB AMT Partners I Class                                           14,365     (22,200)     (7,835)
NB AMT Regency I Class                                            22,182     (58,931)    (36,749)
PIMCO VIT Commodity Real Return Administrative Class             114,908     (17,928)     96,980
Premier VIT OpCap Managed Class I                                    531     (35,775)    (35,244)
Putnam VT Global Health Care Class IB                              7,232     (10,297)     (3,065)
Putnam VT Growth & Income Class IB                                 6,807      (7,830)     (1,023)

The change in units outstanding for the year ended December 31, 2010, is as follows:


                                                                                         NET
                                                                 UNITS       UNITS     INCREASE
SUBACCOUNT                                                       ISSUED    REDEEMED   (DECREASE)
------------------------------------------------------------------------------------------------
Invesco V.I. Capital Appreciation Series I                       322,392    (423,509)   (101,117)
Invesco V.I. Core Equity Series I                                268,406    (341,929)    (73,523)
Invesco V.I. Diversified Income Series I                          23,484     (24,305)       (821)
Invesco V.I. International Growth Series I                        67,912     (88,344)    (20,432)
ABVPSF Global Thematic Growth Class A                             25,842     (38,653)    (12,811)
ABVPSF Growth and Income Class A                                  74,148    (138,045)    (63,897)
ABVPSF International Value Class A                               129,205     (88,689)     40,516
ABVPSF Large Cap Growth Class A                                   48,636     (25,693)     22,943
ABVPSF Small/Mid Cap Value Class A                                95,257    (112,909)    (17,652)
American Century VP Inflation Protection Class I                 243,104    (177,136)     65,968
American Funds Global Growth Class 2                             138,865     (93,070)     45,795
American Funds Global Small Capitalization Class 2               175,191    (157,665)     17,526
American Funds Growth Class 2                                    817,225    (936,077)   (118,852)
American Funds Growth-Income Class 2                             581,371    (535,154)     46,217
American Funds International Class 2                             298,303    (305,207)     (6,904)
BlackRock Global Allocation V.I. Class I                         243,008      (4,597)    238,411
Delaware VIP Diversified Income Standard Class                   322,606    (188,701)    133,905
Delaware VIP Emerging Markets Standard Class                     168,039    (142,433)     25,606
Delaware VIP High Yield Standard Class                           278,881    (245,654)     33,227
Delaware VIP Limited-Term Diversified Income Standard Class       44,254     (17,712)     26,542
Delaware VIP REIT Standard Class                                 186,545    (137,124)     49,421
Delaware VIP Small Cap Value Standard Class                      139,250    (211,182)    (71,932)
Delaware VIP Trend Standard Class                                247,451    (172,138)     75,313
Delaware VIP U.S. Growth Standard Class                           47,342     (12,814)     34,528
Delaware VIP Value Standard Class                                164,342    (239,653)    (75,311)
DWS VIP Alternative Asset Allocation Plus Class A                  8,771        (148)      8,623
DWS VIP Equity 500 Index Class A                                 649,093    (825,300)   (176,207)
DWS VIP Small Cap Index Class A                                  110,780     (91,421)     19,359
Fidelity VIP Asset Manager Initial Class                           5,850     (44,248)    (38,398)
Fidelity VIP Contrafund Service Class                            444,883    (413,205)     31,678
Fidelity VIP Equity-Income Initial Class                          24,209     (54,095)    (29,886)
Fidelity VIP Equity-Income Service Class                          22,949     (65,365)    (42,416)
Fidelity VIP Growth Service Class                                237,096    (128,467)    108,629
Fidelity VIP Growth Opportunities Service Class                   36,919     (65,511)    (28,592)
Fidelity VIP High Income Service Class                            65,844     (58,298)      7,546
Fidelity VIP Investment Grade Bond Initial Class                  55,510     (46,462)      9,048
Fidelity VIP Mid Cap Service Class                               114,472     (66,089)     48,383


                                                                                         NET
                                                                 UNITS       UNITS     INCREASE
SUBACCOUNT                                                       ISSUED    REDEEMED   (DECREASE)
------------------------------------------------------------------------------------------------
Fidelity VIP Overseas Service Class                               79,914     (49,270)     30,644
FTVIPT Franklin Income Securities Class 1                        133,719     (55,057)     78,662
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1           98,637     (72,707)     25,930
FTVIPT Mutual Shares Securities Class 1                           77,079     (27,679)     49,400
FTVIPT Templeton Foreign Securities Class 1                       28,841     (60,579)    (31,738)
FTVIPT Templeton Foreign Securities Class 2                       37,561     (89,310)    (51,749)
FTVIPT Templeton Global Asset Allocation Class 1                  15,043     (17,930)     (2,887)
FTVIPT Templeton Global Bond Securities Class 1                  143,905     (44,330)     99,575
FTVIPT Templeton Growth Securities Class 1                        31,786     (95,414)    (63,628)
FTVIPT Templeton Growth Securities Class 2                        46,686     (30,147)     16,539
Janus Aspen Series Balanced Institutional Class                  137,743    (151,683)    (13,940)
Janus Aspen Series Balanced Service Class                         13,868     (10,043)      3,825
Janus Aspen Series Enterprise Service Class                       16,821     (65,205)    (48,384)
Janus Aspen Series Global Technology Service Class               303,163     (61,826)    241,337
Janus Aspen Series Worldwide Institutional Class                 251,869    (177,006)     74,863
Janus Aspen Series Worldwide Service Class                        11,711     (25,552)    (13,841)
LVIP Baron Growth Opportunities Standard Class                       470      (1,353)       (883)
LVIP Baron Growth Opportunities Service Class                     82,936    (109,764)    (26,828)
LVIP Capital Growth Standard Class                                 3,960     (28,492)    (24,532)
LVIP Cohen & Steers Global Real Estate Standard Class             90,559     (63,945)     26,614
LVIP Columbia Value Opportunities Standard Class                  13,308     (14,654)     (1,346)
LVIP Delaware Bond Standard Class                                650,174    (550,447)     99,727
LVIP Delaware Foundation Aggressive Allocation Standard Class     46,202     (32,590)     13,612
LVIP Delaware Growth and Income Standard Class                    10,848      (6,740)      4,108
LVIP Delaware Social Awareness Standard Class                      7,091     (16,479)     (9,388)
LVIP Delaware Special Opportunities Standard Class                21,959     (23,467)     (1,508)
LVIP Global Income Standard Class                                 10,331        (136)     10,195
LVIP Janus Capital Appreciation Standard Class                    66,292     (81,364)    (15,072)
LVIP MFS International Growth Standard Class                      57,474     (66,902)     (9,428)
LVIP MFS Value Standard Class                                    134,635    (127,106)      7,529
LVIP Mid-Cap Value Standard Class                                 27,004     (20,471)      6,533
LVIP Mondrian International Value Standard Class                 114,919    (134,500)    (19,581)
LVIP Money Market Standard Class                               3,359,966  (3,136,064)    223,902
LVIP SSgA Bond Index Standard Class                               91,054     (61,770)     29,284
LVIP SSgA Developed International 150 Standard Class               4,126      (2,853)      1,273
LVIP SSgA Emerging Markets 100 Standard Class                     62,231     (21,581)     40,650
LVIP SSgA International Index Standard Class                     147,021     (97,731)     49,290
LVIP SSgA Large Cap 100 Standard Class                            96,134     (96,639)       (505)
LVIP SSgA S&P 500 Index Standard Class                           389,770    (250,754)    139,016
LVIP SSgA Small-Cap Index Standard Class                          32,069     (12,045)     20,024
LVIP SSgA Small-Mid Cap 200 Standard Class                         9,711      (7,895)      1,816
LVIP T. Rowe Price Growth Stock Standard Class                    21,352      (4,664)     16,688
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class       47,104     (28,760)     18,344
LVIP Templeton Growth Standard Class                              15,287      (3,193)     12,094
LVIP Turner Mid-Cap Growth Standard Class                         32,136     (11,856)     20,280
LVIP Wells Fargo Intrinsic Value Standard Class                   56,496     (48,757)      7,739
LVIP Wilshire 2010 Profile Standard Class                         32,175      (2,451)     29,724
LVIP Wilshire 2020 Profile Standard Class                         37,573      (6,586)     30,987
LVIP Wilshire 2030 Profile Standard Class                         76,988      (7,263)     69,725
LVIP Wilshire 2040 Profile Standard Class                         75,849     (12,955)     62,894
LVIP SSgA Global Tactical Allocation Standard Class               29,703     (18,099)     11,604
LVIP Wilshire Conservative Profile Standard Class                108,207     (36,353)     71,854
LVIP Wilshire Moderate Profile Standard Class                    297,738     (95,285)    202,453
LVIP Wilshire Moderately Aggressive Profile Standard Class       310,298    (135,277)    175,021
M Business Opportunity Value                                      25,089      (2,899)     22,190
M Capital Appreciation                                            10,569     (38,378)    (27,809)
M International Equity                                            22,021     (50,946)    (28,925)
M Large Cap Growth                                                11,587     (27,403)    (15,816)
MFS VIT Core Equity Initial Class                                  8,202     (13,340)     (5,138)
MFS VIT Growth Initial Class                                     117,735    (152,711)    (34,976)
MFS VIT Total Return Initial Class                               210,551    (192,158)     18,393
MFS VIT Utilities Initial Class                                  109,487    (171,127)    (61,640)


                                                                                         NET
                                                                 UNITS       UNITS     INCREASE
SUBACCOUNT                                                       ISSUED    REDEEMED   (DECREASE)
------------------------------------------------------------------------------------------------
NB AMT Mid-Cap Growth I Class                                    287,017    (186,700)    100,317
NB AMT Partners I Class                                           21,165     (93,946)    (72,781)
NB AMT Regency I Class                                            38,759     (70,323)    (31,564)
PIMCO VIT Commodity Real Return Administrative Class              39,570        (864)     38,706
Premier VIT OpCap Managed Class I                                  2,538      (2,506)         32
Putnam VT Global Health Care Class IB                             17,612     (21,369)     (3,757)
Putnam VT Growth & Income Class IB                                25,294      (3,728)     21,566

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of The Lincoln National Life Insurance Company and
Contract Owners of Lincoln Life Flexible Premium Variable Life Account R

We have audited the accompanying statements of assets and liabilities of Lincoln Life Flexible Premium Variable Life Account R ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2010, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2010, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life Flexible Premium Variable Life Account R at December 31, 2010, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
April 1, 2011

                           PART C - OTHER INFORMATION

Item 26. EXHIBITS

(1) Resolution of the Board of Directors of The Lincoln National Life Insurance Company and related documents authorizing establishment of the Account.(1)


(2) Not applicable.

(3) (a) Selling Agreement between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc.(5) and Amendments.(3)

(4) (a) Form of contract LN656, including Optional Methods of Settlement - Policy Form LR650(9); Policy Form LN699 and Optional Methods of Settlement - Policy LR523.(8)

     (b) Accounting Value Rider - Policy Form LR519.(9)

     (c) Estate Tax Repeal Rider - Policy Form LR511.(7)

   (d) Supplemental Term Insurance Rider - Policy Form LR520(8) and Supplemental Term Insurance Rider - Policy Form LR610.(8)

     (e) Overloan Protection Rider - Policy Form LR540.(11)

(5) (a) Application Forms - LFF06399.(12)

(6) (a) Articles of Incorporation of The Lincoln National Life Insurance Company.(4)

     (b) Bylaws of The Lincoln National Life Insurance Company.(14)

(7) Form of Reinsurance Contracts.(10)

(8) Fund Participation Agreements, and amendments thereto, between The Lincoln National Life Insurance Company and:

     (a) AllianceBernstein Variable Products Series Fund, Inc.(15)

     (b) American Century Investments Variable Portfolios, Inc.(16)

     (c) American Funds Insurance Series(16)

     (d) BlackRock Variable Series Fund, Inc.(16)

     (e) Delaware VIP Trust(15)

     (f) DWS Investments VIT Funds(15)

     (g) DWS Variable Series II(15)

     (h) Fidelity Variable Insurance Products(15)

     (i) Franklin Templeton Variable Insurance Products Trust(16)

     (j) Janus Aspen Series(15)

     (k) Lincoln Variable Insurance Products Trust(16)

     (l) M Fund, Inc.(13)

     (m) MFS Variable Insurance Trust(13)

     (n) Neuberger Berman Advisers Management Trust(13)

     (o) PIMCO Variable Insurance Trust(16)

(9) Accounting and Financial Administration Services Agreement dated October 1, 2007, among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York.(2)

(10) Not applicable.

(11) Opinion and Consent of John L. Reizian, Esq. (Filed Herewith)

(12) Not Applicable.

(13) Not Applicable.

(14) Consent of Ernst & Young LLP, Independent Registered Public Accounting
Firm.

(15) Not applicable.

(16) Not applicable.

(17) Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii)(16)

_______________

(1) Incorporated by reference to Registrant's Registration Statement on Form S-6 (File No. 333-43107) filed on December 23, 1997.

(2) Incorporated by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.

(3) (a) Selling Group Agreement for Lincoln Financial Advisors incorporated herein by reference to Post-Effective Amendment No. 16 (File No. 033-25990) filed on April 22, 1999.

  (b) Amendment dated November 22, 1999 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.

  (c) Amendment dated February 14, 2000 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.

(4) Incorporated by reference to Registration Statement on Form N-4 (File No. 333-04999) filed on September 24, 1996.

(5) Incorporated by reference to Post-Effective Amendment No. 24 on Form N-4 (File No. 333-61554) filed on December 18, 2007.

(6) Incorporated by reference to Post-Effective Amendment No. 11 on Form N-4 (File No. 333-145531) filed on August 26, 2010.

(7) Incorporated by reference to Post-Effective Amendment No. 4 on Form S-6 (File No. 333-33782) filed on September 14, 2001.

(8) Incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-115882) filed on December 19, 2008.

(9) Incorporated by reference to Registration Statement on Form S-6 (File No. 333-90432) filed on June 13, 2002.

(10) Incorporated by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

(11) Incorporated by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-118478) filed on April 6, 2006.

(12) Incorporated by reference to Pre-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on July 31, 2007.

(13) Incorporated by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

(14) Incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-118478) filed on April 5, 2007.

(15) Incorporated by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.

(16) Incorporated by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011.

Item 27. Directors and Officers of the Depositor


Name                          Positions and Offices with Depositor
---------------------------   -------------------------------------------------------------------
Dennis R. Glass**             President and Director
Frederick J. Crawford**       Executive Vice President and Director
Mark E. Konen***              Senior Vice President and Director
Keith J. Ryan*                Vice President and Director
Rise C. M. Taylor*            Vice President and Treasurer
Charles A. Brawley, III**     Vice President and Secretary
C. Phillip Elam II***         Senior Vice President, Chief Investment Officer
Randal Freitag**              Executive Vice President, Chief Financial Officer and Director
Charles C. Cornellio***       Executive Vice President, Chief Administrator Officer and Director

         * Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802-3506

     ** Principal business address is 150 North Radnor Chester Road, Radnor, PA 19087

      *** Principal business address is 100 North Greene Street, Greensboro, NC 27401

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

     Organizational Chart of the Lincoln National Corporation Insurance Company Holding Company System (6)

Item 29. Indemnification

     (a) Brief description of indemnification provisions:

     In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.

     Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

   (a) Lincoln Financial Distributors, Inc. is the principal underwriter for Lincoln National Variable Annuity Fund A (Group); Lincoln National Variable Annuity Fund A (Individual); Lincoln National Variable Annuity Account C; Lincoln Life Flexible Premium Variable Life Account D; Lincoln National Flexible Premium Variable Life Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account S; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; Lincoln Life Flexible Premium Variable Life Account Y; and Lincoln National Variable Annuity Account 53.

     (b) Officers and Directors of Lincoln Financial Distributors, Inc.:


Name                       Positions and Offices with Underwriter
------------------------   ------------------------------------------------------------
Wilford H. Fuller*         President, Chief Executive Officer and Director
Patrick J. Caulfield**     Vice President and Chief Compliance Officer, Senior Counsel
Patricia Insley*           Vice President and Director
Keith J. Ryan***           Vice President, Chief Financial Officer
Linda Woodward***          Secretary
Joel Schwartz*             Vice President and Director
Anant Bhalla*              Vice President, Treasurer
Thomas O'Neill*            Vice President, Chief Operating Officer, and Director

   * Principal Business address is 130 North Radnor Chester Road, Philadelphia, PA 19102

         ** Principal Business address is 350 Church Street, Hartford, CT 06103

  *** Principal Business address is 1300 S. Clinton Street, Ft. Wayne, IN 46802

     (c) N/A

Item 31. Location of Accounts and Records

All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300
S. Clinton Street, Fort Wayne, Indiana 46802 and at One Granite Place, Concord, New Hampshire 03301. The accounting records are maintained by Bank of New
York Mellon, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258.

Item 32. Management Services

Not Applicable.

Item 33. Fee Representation

Lincoln Life represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln Life Flexible Premium Variable Life Account R, has duly caused this Post-Effective Amendment No. 11 to the Registration Statement on Form N-6 (File No. 333-115882; 811-08579; CIK: 0001051932) to be signed on its behalf by the undersigned duly authorized, in the City of Hartford and State of Connecticut on the 5th day of April, 2011. Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.


                  LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R (REGISTRANT)

                     /s/ Joshua R. Durand
                  By --------------------
                  Joshua R. Durand
                  Assistant Vice President
                  The Lincoln National Life Insurance Company




                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                  (DEPOSITOR)

                  /s/ Joshua R. Durand
                  By --------------------
                  Joshua R. Durand
                  Assistant Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 11 to the Registration Statement on Form N-6 (File No. 333-115882; 811-08579; CIK: 0001051932) has been signed below on
April 5, 2011, by the following persons, as officers and directors of the Depositor, in the capacities indicated:

SIGNATURE                        TITLE
--------                         -----
/s/ Dennis R. Glass *
-----------------------------    President and Director
Dennis R. Glass

/s/ Charles C. Cornelio *
-----------------------------    Executive Vice President; Chief Administrative Officer
Charles C. Cornelio              and Director


/s/ Frederick J. Crawford *
-----------------------------    Executive Vice President and Director
Frederick J. Crawford


/s/ C Phillip Elam II *
-----------------------------    Senior Vice President, Chief Investment Officer
C. Phillip Elam II


/s/ Randal J. Freitag *
-----------------------------    Executive Vice President; Chief Financial Officer and Director
Randal J. Freitag


/s/ Mark E. Konen *
-----------------------------    Senior Vice President and Director
Mark E. Konen


/s/ Keith J. Ryan *
-----------------------------    Vice President and Director
Keith J. Ryan


      /s/ John L. Reizian
* By -----------------------------
     John L. Reizian
     Attorney-in-Fact, pursuant to a Power-
     of-Attorney filed with this Registration
     Statement

POWER OF ATTORNEY

We, the undersigned directors and/or officers of The Lincoln National Life Insurance Company, hereby constitute and appoint Delson R. Campbell, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky and John D. Weber, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any Registration Statements and any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms N-6 or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933 and/or Securities Act of 1940, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendments to said Registration Statements as follows:

VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS:
Lincoln Life Flexible Premium Variable Life Account D: 033-00417; 811-04592 Lincoln Life Flexible Premium Variable Life Account F: 033-14692; 333-40745; 811-05164
Lincoln Life Flexible Premium Variable Life Account G: 033-22740; 811-05585 Lincoln Life Flexible Premium Variable Life Account J: 033-76434; 811-08410 Lincoln Life Flexible Premium Variable Life Account K: 033-76432; 811-08412 Lincoln Life Flexible Premium Variable Life Account M: 333-42479; 333-54338; 333-84370; 333-84360; 333-111137; 333-111128; 333-118478; 333-118477;
333-63940; 333-82663; 333-139960; 333-145090; 333-146507; 333-163139;
811-08557
Lincoln Life Flexible Premium Variable Life Account R: 333-33782; 333-90432; 333-115882; 333-125792; 333-125991; 333-43107; 333-145235; 333-145239;
811-08579
Lincoln Life Flexible Premium Variable Life Account S: 333-72875; 333-104719; 333-125790; 811-09241
Lincoln Life Flexible Premium Variable Life Account Y: 333-118482; 333-118481; 333-115883; 333-81882; 333-81884; 333-81890; 333-90438;
333-156123; 811-21028
Lincoln Life Flexible Premium Variable Life Account JF-A: 333-144268; 333-144269; 333-144271; 333-144272; 333-144273; 333-144274; 333-144275;
811-04160
Lincoln Life Flexible Premium Variable Life Account JF-C: 333-144264; 333-144270; 811-08230

VARIABLE ANNUITY SEPARATE ACCOUNTS:
Lincoln National Variable Annuity Fund A: 002-26342; 002-25618; 811-01434 Lincoln National Variable Annuity Account C: 033-25990; 333-50817; 333-68842; 333-112927; 811-03214
Lincoln National Variable Annuity Account E: 033-26032; 811-04882
Lincoln National Variable Annuity Account H: 033-27783; 333-18419; 333-35780; 333-35784; 333-61592; 333-63505; 333-135219; 333-170695; 811-05721
Lincoln National Variable Annuity Account L: 333-04999; 811-07645
Lincoln Life Variable Annuity Account N: 333-40937; 333-36316; 333-36304; 333-61554; 333-119165; 333-135039; 333-138190; 333-149434; 333-170529;
333-170897; 333-172328; 811-08517
Lincoln Life Variable Annuity Account Q: 333-43373; 811-05869
Lincoln Life Variable Annuity Account T: 333-32402; 333-73532; 811-09855 Lincoln Life Variable Annuity Account W: 333-52572; 333-52568; 333-64208; 811-10231
Lincoln Life Variable Annuity Account JL-A: 333-141888; 811-02188
Lincoln Life Variable Annuity Account JF-I: 333-144276; 333-144277; 811-09779 Lincoln Life Variable Annuity Account JF-II: 333-144278; 811-08374

Except as otherwise specifically provided herein, the power-of-attorney granted herein shall not in any manner revoke in whole or in part any power-of-attorney that each person whose signature appears below has previously executed. This power-of-attorney shall not be revoked by any subsequent power-of-attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power-of-attorney or specifically states that the instrument is intended to revoke all prior general powers-of-attorney or all prior powers-of-attorney.

This Power-of-Attorney may be executed in separate counterparts each of which when executed and delivered shall be an original; but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies, each signed by less than all, but together signed by all, of the undersigned.

SIGNATURE                                                      TITLE
---------                                                      -----
/s/ Dennis R. Glass *                                          President and Director
----------------------------------
Dennis R. Glass

/s/ Charles C. Cornelio *                                      Executive Vice President; Chief Administrative Officer
----------------------------------                             and Director
Charles C. Cornelio

/s/ Frederick J. Crawford *                                    Executive Vice President and Director
----------------------------------
Frederick J. Crawford

/s/ C. Phillip Elam II *                                       Senior Vice President, Chief Investment Officer
----------------------------------
C. Phillip Elam II

/s/ Randal J. Freitag *                                        Senior Vice President; Chief Financial Officer and Director
----------------------------------
Randal J. Freitag

/s/ Mark E. Konen *                                            Senior Vice President and Director
----------------------------------
Mark E. Konen

/s/ Keith J. Ryan *                                            Vice President and Director
----------------------------------
Keith J. Ryan

We, Delson R. Campbell, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky and John D. Weber, have read the foregoing Power of Attorney. We are the person(s) identified therein as agent(s) for the principal named therein. We acknowledge our legal responsibilities.

/s/ Delson R. Campbell
----------------------------------
Delson R. Campbell

/s/ Brian A. Kroll
----------------------------------
Brian A. Kroll

/s/ John L. Reizian
----------------------------------
John L. Reizian

/s/ Lawrence A. Samplatsky
----------------------------------
Lawrence A. Samplatsky

/s/ John D. Weber
----------------------------------
John D. Weber
Version dated: February 2011